UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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HEARTWARE LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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[LOGOS]
HEARTWARE LIMITED
INFORMATION MEMORANDUM
For schemes of arrangement between HeartWare Limited ABN 34 111 970 257 and the holders of shares, options and performance rights in HeartWare Limited in relation to the proposed re-domiciling of the HeartWare Group from Australia to the United States and for the Extraordinary General Meeting.
Your directors unanimously recommend that you vote in favour of the schemes of arrangement and the resolution to be proposed at the Extraordinary General Meeting.
This document comprises:
•	an explanatory statement and notices of meeting in relation to the schemes of arrangement;

•	an explanatory statement and notice of meeting in relation to an Extraordinary General Meeting;

•	an information memorandum in relation to the listing of HeartWare International, Inc on ASX.
This Information Memorandum is dated [                    ] 2008. Copies of this Information Memorandum will be sent to shareholders, optionholders and performance rights holders of HeartWare Limited on or about this date.
This document is important and requires your immediate attention. It should be read in its entirety. If you are in any doubt as to how to deal with it, you should consult your legal, financial or other professional adviser.

IMPORTANT DATES

Key Event	Date

Latest time and date for lodgement of completed proxy forms for Share Scheme Meeting	[ ] am/pm on [ ] 2008

Latest time and date for lodgement of completed proxy forms for Option Scheme Meeting	[ ] am/pm on [ ] 2008

Latest time and date for lodgement of completed proxy forms for Performance Rights Scheme Meeting	[ ] am/pm on [ ] 2008

Latest time and date for lodgement of completed proxy forms for EGM	[ ] am/pm on [ ] 2008

Time and date for determining eligibility to vote at Scheme Meetings	[ ] am/pm on [ ] 2008

Time and date for determining eligibility to vote at the EGM	[ ] am/pm on [ ] 2008

Share Scheme Meeting	[ ] am/pm on [ ] 2008

Option Scheme Meeting	[ ] am/pm on [ ] 2008

Performance Rights Scheme Meeting	[ ] am/pm on [ ] 2008

EGM	[ ] am/pm on [ ] 2008

Court hearing for approval of the Schemes	[ ] 2008

Effective Date of Schemes	[ ] 2008

Suspension of the Shares from trading on ASX	[ ] 2008

CDIs commence trading on ASX on a deferred settlement basis	[ ] 2008

Scheme Record Date	[ ] 2008

Implementation Date for Schemes	[ ] 2008

Despatch of CDI holding statements and transmittal letters	[ ] 2008

CDIs commence trading on normal T+3 basis	[ ] 2008
All dates after the dates of the Scheme Meetings and EGM are indicative only and, among other things, are subject to the Court approval process and ASX approval. All dates and times are Sydney, Australia times.
All terms and expressions used in this Information Memorandum have the meaning set out in the Glossary in section 12 of this Information Memorandum.
This Information Memorandum is dated [   ] 2008.

CHAIRMAN’S LETTER
Dear Shareholders and Incentive Holders
As Shareholders or Incentive Holders, you will be aware that the Company has previously announced its intention to redomicile to the United States. In light of the fact that the United States represents the HeartWare Group’s largest single target market and as the Company already has a substantial majority of its operational and institutional Shareholder base located in the United States, redomiciliation represents an obvious and natural evolution for the HeartWare Group.
This Information Memorandum sets out the Board’s rationale in support of the decision to redomicile to the United States (by way of the Proposed Transaction as described in this Information Memorandum), together with the steps required to effect the redomiciliation and other important information concerning this important decision.
If Shareholders and Incentive Holders approve the redomiciliation, HeartWare International. will become the ultimate parent company of the HeartWare Group and the entity which is listed on ASX. In simple terms, HeartWare International, which is incorporated in Delaware in the United States, will acquire all of the ordinary shares in the Company and, in return, will issue shares in HeartWare International which may be received in the form CHESS Depositary Interests (CDIs) or of common stock, with only the former being traded on ASX. Each CDI will, in general terms, be broadly equivalent to one existing ordinary share in the Company. Likewise, all existing Options and Performance Rights in the Company will be replaced with equivalent interests in HeartWare International.
The redomiciliation will be implemented by way of three schemes of arrangement, being court-approved agreements between the Company and its shareholders and other holders of equity securities. Approval of the Schemes will be sought from Shareholders, Optionholders and Performance Rights Holders at a series of meetings which will be held at [location] on [   ].
In presenting the redomiciliation for your consideration, your Directors believe that the transactions contemplated herein are in the best interests of Shareholders, Optionholders and Performance Rights Holders and it is our unanimous recommendation that you vote in favour of the redomiciliation. In making this recommendation, we believe that the HeartWare Group will receive a number of benefits from redomiciliation to the United States, including:
•	redomiciliation will enhance the HeartWare Group’s ability to access the large pool of equity capital available in the US market. In addition, US investors who were previously prevented from investing in the Company due to the Company being a non-US based company will now be able to invest in HeartWare International;

•	the Company is subject to reporting and compliance requirements in both the US and Australia and is not able to benefit from the lesser requirements associated with being a “foreign company” in either jurisdiction. Redomiciliation to the US will reduce certain of the HeartWare Group’s reporting and related compliance obligations thereby significantly reducing the costs, administrative overhead and the general management time that is associated with the current dual compliance requirements;

•	redomiciliation will enhance HeartWare International’s ability to move quickly to a listing on a US Exchange, should it determine to take this step;

•	virtually all of the HeartWare Group’s operating and manufacturing activities are based in the US which, as stated above, is also the largest market for the Company’s products. Redomiciliation will more appropriately align the Company’s corporate structure with its operating activities and target market; and

•	redomiciliation will enable the HeartWare Group to maintain an ASX listing while at the same time facilitating more efficient access to US and international capital markets.
In summary, the Board believes that redomiciliation to the US will produce significant long-term benefits for the HeartWare Group. The Board also believes that these benefits outweigh the potential disadvantages associated with the redomicilation which are outlined in section 4 of this Information Memorandum. The Board has appointed BDO Kendalls as an independent expert to review and opine on the merits of the Proposed Transaction and I am pleased to confirm that BDO Kendalls has formed the view that the redomiciliation to the US is in the best interests of Shareholders, Optionholders and Performance Rights Holders. The full report of the Independent Expert is set out in Appendix 2 of this Information Memorandum and should be read in full.
Closing Comments
The Directors believe that the Company is in an extremely promising position. Our international clinical trial for the HeartWare® Left Ventricular Assist System continues to generate excellent clinical results. As at 31 July 2008, 40 patients have been implanted with the device. On a cumulative basis, these patients have been supported for approximately 26 years. Following a successful capital raising earlier this year, the Company is well financed, with a cash balance at 31 July 2008 of approximately $43 million.
The Company remains firm in its objective of becoming a significant medical device business, and is in pursuit of a leadership position in the market for mechanical circulatory support systems. The ability over the longer term to access and maintain strong ties with the world’s larger capital markets will be critical for the financial viability of the Company. Redomiciliation to the US represents a critical step towards ensuring the HeartWare Group’s ability to directly access the US capital markets and, equally importantly, to expand its penetration in the large US market.
I strongly encourage you to review this Information Memorandum and the supporting documentation carefully and recommend that you seek professional advice in relation to the Schemes in light of your personal financial, investment and taxation circumstances. I sincerely hope that you will vote in favour of the redomiciliation by attending the Scheme Meetings, and EGM, or if you are unable to attend, completing and returning the relevant proxy forms.
Your Directors unanimously recommend approval of the proposed redomiciliation of the HeartWare Group to the United States.
Thank you for your continued support of the HeartWare Group.
Yours sincerely
Rob Thomas
Chairman

WHAT IS THE PROPOSED TRANSACTION?

Overview		Section

•	The HeartWare Group will re-domicile in the United States of America.	Section 3

•	HeartWare International (a new company incorporated in the US) will become the parent company of the HeartWare Group.	Sections 3 and 6

•	HeartWare International will replace HeartWare Limited as the ASX listed entity with HeartWare International CDIs being quoted for trading on ASX.	Section 3

•	Three separate schemes of arrangement in relation to the Shares, Options and Performance Rights:	Section 3, and Appendices 3,4 & 5

	• Share Scheme — Shares in the Company will be exchanged for CDIs or HeartWare International Shares.	Section 3 and Appendix 3

	• Option Scheme — Options in the Company will be exchanged for options in HeartWare International.	Section 3 and Appendix 4

	• Performance Rights Scheme — Performance Rights in the Company will be exchanged for restricted stock units in HeartWare International.	Section 3 and Appendix 5

•	Standalone Options in the Company will be exchanged for replacement options in HeartWare International.	Section 3

YOUR VOTE ON THE PROPOSED TRANSACTION
Scheme Meetings and EGM
The Proposed Transaction requires the approval of Shareholders, Optionholders and Performance Rights Holders. The resolutions which you are being asked to vote on are set out in full in the Notices of Meeting in Appendices 16 — 19 to this Information Memorandum, but in summary:
Shareholders are being asked to approve the Share Scheme under which all of the Shares will be transferred to HeartWare International in exchange for the issue of HeartWare International Shares. Shareholders are also being asked to approve the HeartWare International 2008 Stock Incentive Plan at the EGM.
Optionholders are being asked to approve the Option Scheme under which all of the existing Options will be cancelled in exchange for the issue of HeartWare International Options.
Performance Rights Holders are being asked to approve the Performance Rights Scheme under which all of the Performance Rights will be cancelled in exchange for the issue of HeartWare International Restricted Stock Units.
Your Directors’ recommendation
Your Directors unanimously recommend that you vote in favour of all of the resolutions to be proposed at the Scheme Meetings in favour of the resolution to be proposed at the EGM.
What should you do?

Step 1:	Carefully read this Information Memorandum, the Notices of Meeting and all other documents you have been provided with.

Step 2:	If you have any queries concerning the Schemes or the Resolution, please consult your legal, financial or other professional adviser or contact the enquiry line on 1800 707 861 (Australia toll free) or +61 2 8256 3387 (International).

Step 3:	Attend and vote at the Scheme Meetings and the EGM or, if you are unable to attend, vote by proxy, attorney or corporate representative.

YOUR VOTE IS IMPORTANT
Who can vote?
If you are registered as a Shareholder or an Incentive Holder at [  ] am/pm on [   ] 2008, you will be entitled to vote at the relevant Scheme Meetings and EGM, as the case may be. Optionholders and Performance Rights Holders on the register at that time will be entitled to vote whether or not their Options or Performance Rights have vested.
How to vote
You may vote:
•	in person by attending the relevant Meeting;

•	by proxy;

•	by attorney; or

•	where the Shareholder or Incentive Holder is an entity, by a representative of that entity, each of which is described in more detail below.
Voting in person
The Meetings to approve the Proposed Transaction are four separate meetings which will be held on the same day at the times set out below.
The Meetings will be held on [   ] 2008 at [address] at the following times:
•	Share Scheme Meeting — [ ] am/pm;

•	Option Scheme Meeting — estimated to take place at [ ] am/pm immediately following the Share Scheme Meeting;

•	Performance Rights Scheme Meeting — estimated to take place at [ ] am/pm immediately following the Option Scheme Meeting; and

•	EGM — estimated to take place at [ ] am/pm immediately following the Performance Rights Scheme Meeting.
Voting by proxy
If you are entitled to vote and wish to do so by proxy, you must complete and return your personalised proxy form(s) accompanying this Information Memorandum (together with any power of attorney or other authority under which the proxy form(s) is signed or a certified copy of that power or authority, and a declaration or statement by the proxy that he or she has not received any notice of revocation of appointment) so that it is received by the Company’s share registry by no later than [ ] am/pm (Sydney time) on [   ] 2008.

Please read the instructions on the proxy form(s) carefully when completing the form.
You may return your proxy form(s) (and any supporting documents) by delivering, posting or faxing them to the Company’s share registry at:
Computershare Investor Services Pty Limited
Delivery address: Level 3, 60 Carrington Street, Sydney NSW Australia 2000
Postal address: GPO Box 2975, Victoria, Australia 3001
Facsimile number: + 61 3 9473 2500
Additional or replacement proxy forms may be obtained from the Company’s share registry at the address above.
The sending of a proxy form will not preclude you from attending and voting at the Meetings and you may revoke your proxy at any time prior to the start of the relevant Meeting:
(a)	by providing a written revocation to the Company’s share registry at the above address before the relevant Meeting; or

(b)	by properly executing and delivering a later dated proxy; or

(c)	by attending the relevant Meeting, requesting a return of the proxy before the start of the Meeting and voting in person at that Meeting.
Voting by attorney
If you wish your attorney to attend and vote at the Meetings on your behalf, the original or a certified copy of the power of attorney authorising your attorney to attend and vote at the Meetings, and a declaration or statement by the attorney that he or she has not received any notice of revocation of appointment, must be lodged with the Company’s share registry by the closing time for receipt of proxies for the Meetings (i.e. by [ ] am/pm (Sydney time) on [ ] 2008).
You may lodge the power of attorney (and any supporting documents) by delivering, posting or faxing them to the Company’s share registry at:
Computershare Investor Services Pty Limited
Delivery address: Level 3, 60 Carrington Street, Sydney NSW Australia 2000
Postal address: GPO Box 2975, Victoria, Australia 3001
Facsimile number: + 61 3 9473 2500
Voting by corporate representative
A body corporate may attend and vote at the Share Scheme Meeting or EGM (as applicable) by corporate representative. The appointment of the corporate representative must comply with the requirements of section 250D of the Corporations Act and an instrument purporting to appoint a corporate representative, including any authority under which the appointment is signed, must be lodged with the Company’s share registry by the closing time for receipt of proxies for the meetings (i.e. by [ ] am/pm (Sydney time) on [   ] 2008). A form of the certificate used to appoint a corporate representative can be obtained from the Company’s share registry.
Questions
Further information concerning the resolutions and the voting procedures for the Meetings is set out in the Notices of Meeting in Appendices 16 — 19 to this Information Memorandum.
If you have any further questions about the Meetings or about the Proposed Transaction, please call the enquiry line on 1800 707 861 (Australia toll free) or +61 2 8256 3387 (international).

IMPORTANT NOTICES
Defined terms and interpretation
Capitalised terms used in this Information Memorandum are defined in the Glossary set out in section 12 to this Information Memorandum. The Glossary also sets out some rules of interpretation which apply to this Information Memorandum.
Purpose of Information Memorandum
This Information Memorandum contains the explanatory statement required under Part 5.1 of the Corporations Act in relation to the Schemes. The purpose of this Information Memorandum is to explain the terms of the Schemes and the manner in which they will be implemented (if approved) and to provide information material to the decision of Shareholders and Incentive Holders whether to approve the Schemes.
This Information Memorandum is also an information memorandum for the listing of HeartWare International on ASX and for the CDIs to be granted official quotation on the financial market operated by ASX.
This Information Memorandum also contains the explanatory statement in relation to the EGM.
Under US law, this Information Memorandum is also a solicitation by the Board, the cost of which will be borne by the Company. The Company’s directors, officers and employees may also solicit proxies personally, by telephone, facsimile or other electronic means of communication. The Company’s directors, officers and employees will not receive any additional or special compensation for their solicitation services.
This Information Memorandum complies with Australian and US disclosure requirements and Australian and US accounting standards. These requirements and standards may be different from those in other countries.
Read this document
This document is important. You should read this document in its entirety before you decide whether to vote in favour of the resolutions to be considered at the Meetings. If you are in any doubt as to what you should do, you should consult your legal, financial or other professional adviser.
Investment decisions
This Information Memorandum does not take into account your individual investment objectives, financial situation and needs. The information in this document should not be relied upon as the sole basis for any investment decision in relation to your Shares, Options or Performance Rights.
You should seek independent legal, financial and tax advice before making any investment decision in relation to your Shares, Options or Performance Rights.
Responsibility statement
The information contained in this Information Memorandum has been prepared by the Company and HeartWare International and is the responsibility of the Company and HeartWare International other than:
•	the Independent Expert’s Report in relation to the Proposed Transaction (contained in Appendix 2 to this Information Memorandum), which has been prepared by BDO Kendalls, who take responsibility for that Appendix;

•	the information in section 10.1 and 10.2 of this Information Memorandum with respect to Australian tax consequences of the Proposed Transaction, which has been prepared by PWC Australia and PWC Australia takes responsibility for that section.

•	the information in Appendix 11 of this Information Memorandum with respect to the summary of US federal income tax consequences of the HeartWare International 2008 Stock Incentive Plan has been prepared by DLA Piper who take responsibility for that Appendix; and

•	the information in sections 1.2.4, 2 (Question 22), 4.5, and 10.3 of this Information Memorandum, which has been prepared by the Company and reviewed by PwC Australia in the case of the Australian tax consequences or PwC LLP in the case of the US tax consequences of the Proposed Transaction as indicated in section 10 of this Information Memorandum, and each such PwC partnership takes responsibility for the relevant section that such firm reviewed.

The information contained in this Information Memorandum for which PwC is responsible does not constitute “financial product advice” within the meaning of the Corporations Act. The PwC partnerships which are providing this advice are not licensed to provide financial product advice under the Corporations Act. To the extent that this Information Memorandum contains any information about a “financial product” within the meaning of the Corporations Act, taxation is only one of the matters that must be considered when making a decision about the relevant financial product. The material for which PwC is responsible, has been prepared for general circulation and does not take into account the objectives, financial situation or needs of any recipient. Accordingly, you should, before acting on the material for which PwC is responsible, consider taking advice from a person who is licensed to provide financial product advice under the Corporations Act. In addition, before acting on the material for which PwC is responsible, you should also consider the appropriateness of this material having regard to your objectives, financial situation and needs and consider obtaining independent financial advice.
Neither the Company, HeartWare International nor any of their respective directors, officers or advisers (other than as referred to above) assumes any responsibility for the accuracy or completeness of any of the information in the Appendix and sections referred to above.
Role of ASIC and ASX
A copy of this Information Memorandum has been given to ASIC pursuant to section 411(2) of the Corporations Act and registered with ASIC pursuant to section 412(6) of the Corporations Act. ASIC has been requested to provide a statement, in accordance with section 411(17)(b) of the Corporations Act, that it has no objection to the Schemes. If ASIC provides the statement, then it will be produced to the Court at the time of the Second Court Hearing. Neither ASIC nor any of its officers takes any responsibility for the contents of this Information Memorandum.
A copy of this Information Memorandum has been lodged with ASX. Neither ASX nor any of its officers takes any responsibility for the contents of this Information Memorandum.
Role of the Court
A copy of this Information Memorandum has been lodged with the Court to obtain an order of the Court approving the convening of the Scheme Meetings. Orders made by the Court pursuant to section 411(1) of the Corporations Act convening the Scheme Meetings to approve the Schemes do not constitute an endorsement by the Court of, or any expression of opinion on, the Schemes.
If Shareholders and Incentive Holders approve the Schemes at the required meetings, the Court will be asked to approve the Schemes. The Federal Court Rules provide a procedure for Shareholders and Incentive Holders to oppose the approval by the Court of the Share Scheme, Option Scheme and Performance Rights Scheme, respectively. If you wish to oppose the approval of the Schemes by the Court at the Second Court Hearing, you may do so by filing with the Court, and serving on the Company, a notice of appearance in the prescribed form together with any affidavit on which you wish to rely at the hearing. The notice of appearance and affidavit must be served on the Company at least one day before the Second Court Date. The Second Court Date is currently expected to be [ ] 2008. Any change to this date will be announced through ASX, the SEC and notified on the Company’s website.

Notice to Shareholders resident in New Zealand
The Information Memorandum is being distributed in New Zealand under the Securities Act (Overseas Companies) Exemption Notice 2002 as amended, re-enacted and/or replaced.
Notice to Shareholders, Optionholders and Performance Rights Holders resident in the US
The HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units which will be issued pursuant to the Schemes and the HeartWare International Standalone Options have not been, and will not be, registered under the US Securities Act or the securities laws of any state in the United States. The HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units issued pursuant to the Schemes will be issued in reliance on the exemption from the US Securities Act registration requirements provided in Section 3(a)(10) of the US Securities Act based on the Court’s approval of the Schemes, and will not be “restricted securities” within the meaning of the US Securities Act, except for those HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units held by Affiliates of HeartWare International at the time of issue. However, HeartWare International Options and HeartWare International Restricted Stock Units will not be transferable by their terms (except in limited circumstances).
HeartWare International will register the HeartWare International Shares to be issued pursuant to exercise of options and restricted stock units issued under the HeartWare International Employee Stock Option Plan and HeartWare International Restricted Stock Unit Plan respectively and on registration HeartWare International Shares issued pursuant to such plans, except for the HeartWare International Shares issued to Affiliates of HeartWare International, will be freely transferable, subject to US federal securities law and the HeartWare International stock trading policy.
Affiliates of HeartWare International can only sell HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units issued to them under the Schemes subject to certain restrictions on resale in a public market including:
•	the Company and HeartWare International as its successor having complied with their US reporting obligations;

•	the volume of securities that can be sold in any three month period is limited to an amount equal to the greater of 1% of HeartWare International’s Shares on issue and 1% of the average weekly trading volume of HeartWare International’s Shares (measured over the previous four weeks); and

•	sales must be conducted by way of unsolicited broker’s transactions and a Form 144 filed with the SEC.
Such limitations on the ability of an Affiliate to sell HeartWare International securities will cease three months after the person ceases to be an Affiliate. Persons who are affiliates solely because they are directors or officers of HeartWare International may also sell shares under Regulation 904 of Regulation S so long as that exemption is available to them, which will generally be the case so long as the HeartWare International shares are listed solely on the ASX.
The HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units issued pursuant to the Schemes have neither been approved or disapproved by the SEC, or by any other securities regulatory authority of any state of the US or of any international jurisdiction. Neither the SEC nor any other securities regulatory authority has approved or disapproved the adequacy or accuracy of this Information Memorandum, and any representation to the contrary will be a criminal offence under applicable US law.
US investors should note that the Schemes will be conducted in accordance with the laws in force in Australia and the Listing Rules. As a result, it may be difficult for you to enforce your rights, including any claim you may have arising under US federal securities laws as the Company is presently located in a foreign country and some of its officers and directors may be residents of a foreign country. As such, you may not be able to take legal action against the Company or its officers and directors in Australia for violations of US securities laws and it may be difficult to compel the Company and its officers and directors to subject themselves to a US court’s judgement.

Notice to Shareholders in jurisdictions outside Australia, New Zealand and the United States
As an investigation of, and compliance with, the potential securities law restrictions in every country in which the Company has Shareholders would be prohibitively costly, Shareholders whose addresses are recorded in the Share Register as outside Australia, New Zealand and the United States will not receive HeartWare International Shares under the Share Scheme unless (without being obliged to conduct any investigations into the matter) the Company is satisfied that HeartWare International Shares can lawfully be issued to such persons pursuant to the Share Scheme.
Instead, CDIs which would otherwise have been issued to Ineligible Overseas Shareholders will be issued to a nominee appointed by HeartWare International, who will procure the nominee to sell those CDIs on ASX at such price and on such terms as the nominee determines. The nominee will then distribute to those Ineligible Overseas Shareholders the net proceeds received (calculated on an averaged basis so that all Ineligible Overseas Shareholders receive the same price per CDI, subject to rounding to the nearest whole cent) after deduction of any brokerage, taxes or other costs of sale (such amounts to be paid in A$).
Forward looking statements
Certain statements in this Information Memorandum are about the future and are forward looking in nature. Generally, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and other similar expressions that are intended to identify forward-looking statements, which are generally not historical in nature.
You should be aware that there are a number of risks (both known and unknown), uncertainties, assumptions and other important factors, some of which are beyond the control of the Company and HeartWare International that could cause the actual conduct, results, performance or achievements of the Company or HeartWare International to be materially different from those expressed or implied by such statements or that could cause future conduct or results to be materially different from the historical conduct or results. Deviations as to future conduct, results, performance and achievements are both normal and to be expected.
The following are some examples of factors which could affect the results and performance of the Company:
•	the Schemes including whether or not they are implemented;

•	continued losses and lack of profitability;

•	inability to raise capital;

•	inability to obtain necessary funding;

•	unsuccessful results of the Company’s clinical trials and failure to obtain regulatory approvals;

•	failure to prove the safety and efficacy of the Company’s products;

•	failure to comply with quality standards applicable to the Company’s manufacturing and quality processes;

•	inability to gain market acceptance of the Company’s products or to otherwise penetrate or grow the market in which the Company operates (now or in the future);

•	failure to obtain or maintain an adequate level of reimbursement by third party payers;

•	limited manufacturing, sales, marketing and distribution experience;

•	reliance on specialised suppliers for certain components and materials;

•	inability to protect the Company’s intellectual property;

•	litigation and product liability;

•	inability to manage growth;

•	inability to attract and retain qualified personnel;

•	failure to achieve and maintain effective internal control over financial reporting;

•	fluctuations in foreign exchange rates; and

•	any other factors described by the Company in its filings with the SEC.
Neither the Company, HeartWare International, their respective directors, officers and advisers, or any other person makes any representation, or gives any assurance or guarantee that the occurrence of the events expressed or implied in any forward looking statements in this Information Memorandum will occur. Investors are cautioned about relying on forward looking statements included in this Information Memorandum.
In particular, neither the Company, HeartWare International, their respective directors, officers or advisers is responsible for any forward looking statement in the Independent Expert’s Report or any forward looking statement contained in section 10 of this Information Memorandum.
The forward looking statements in this Information Memorandum reflect views held as at the date of this Information Memorandum, unless otherwise specified. Subject to the Corporations Act, the Listing Rules and any other applicable laws or regulations, including SEC rules, the Company and HeartWare International disclaim any duty to update these statements other than with respect to information that the Company and HeartWare International respectively become aware of prior to the:
•	Share Scheme Meeting, which is material to the making of a decision by a Shareholder regarding whether or not to vote in favour of the Share Scheme;

•	Option Scheme Meeting, which is material to the making of a decision by an Optionholder regarding whether or not to vote in favour of the Option Scheme;

•	Performance Rights Scheme Meeting, which is material to the making of a decision by a Performance Rights Holder regarding whether or not to vote in favour of the Performance Rights Scheme; or

•	EGM, which is material to the making of a decision by a Shareholder regarding whether or not to vote in favour of the Resolution.
No offer
This Information Memorandum does not constitute an offer to issue or sell to you, or an offer to buy from you, any securities in the Company or HeartWare International in any jurisdiction in which such an offer would be illegal.
Privacy and personal information
The Company will need to collect personal information to implement the Schemes. The personal information may include the names, contact details and details of the holdings of Shareholders and Incentive Holders and their proxies, body corporate representatives or attorneys at the Meetings. The collection of some of this information is required or authorised by the Corporations Act.

Shareholders and Incentive Holders who are individuals, and other individuals in respect of whom personal information is collected, have certain rights to access the personal information collected about them and may contact the Company by email on scheme@heartwareinc.com if they wish to exercise those rights.
This personal information may be disclosed to print and mail service providers, and to the Company’s advisers to the extent necessary to effect the Schemes and convene the EGM.
If the information outlined above is not collected, the Company may be hindered in, or prevented from, conducting the Meetings or implementing the Schemes effectively, or at all.
Shareholders and Incentive Holders who appoint an individual as their proxy, corporate representative or attorney to vote at the EGM or Scheme Meetings should inform that individual of the matters outlined above.
You should also note that all persons are entitled, under section 173 of the Corporations Act, to inspect and copy the Share Register and Option Register. These Registers contain personal information about the Company’s Shareholders and Optionholders.
If you have any questions in relation to the Meetings or the Schemes, please contact your legal, financial or other professional adviser.

1	Summary of the Proposed Transaction
This summary highlights selected information that is described in greater detail elsewhere in this Information Memorandum. This summary does not contain all of the important information contained in this Information Memorandum. Shareholders and Incentive Holders should carefully read this entire Information Memorandum and other documents referred to or accompanying this Information Memorandum for a greater understanding of the Proposed Transaction.
1.1	The Proposed Transaction
1.1.1	Overview

This Information Memorandum outlines the Proposed Transaction, as a result of which the HeartWare Group will re-domicile in the United States, whilst maintaining a listing on ASX. The Proposed Transaction will be implemented by the establishment of a new corporate structure under which HeartWare International (a new company incorporated in the US) will become the ultimate parent company of the HeartWare Group.

The Proposed Transaction will take place under Australian law and will be implemented by way of three separate schemes of arrangement in relation to the Shares, Options and Performance Rights. The terms of the Schemes are set out in full at Appendices 3, 4 and 5.

1.1.2	Effect of the Proposed Transaction
As a result of the Proposed Transaction:
•	all of the existing Shares will be transferred to HeartWare International with the result that the Company will become a wholly-owned subsidiary of HeartWare International.

•	consideration of Shareholders transferring their Shares to HeartWare International, those Shareholders will be issued HeartWare International Shares. Unless a Shareholder elects otherwise, they will receive their HeartWare International Shares in the form of CDIs, which can be traded on ASX. Subject to rounding, a CDI will be equivalent to one Share. Shareholders whose addresses are recorded as outside Australia, New Zealand or the United States will not receive HeartWare International Shares, but will instead be entitled to the net proceeds of the sale of HeartWare International Shares (in the form of CDIs) to which they would have otherwise been entitled;

•	those shareholders who do not elect to receive CDI’s will receive one HeartWare International Share for every 35 Shares they hold. The effect of this will be that HeartWare International Shares will be priced above the required and recommended prices necessary to facilitate a listing on NASDAQ should this occur.

•	all existing Options and Performance Rights will be cancelled in exchange for the issue of new options and units of restricted stock in HeartWare International to Optionholders and Performance Rights Holders;

•	the existing Standalone Options will be cancelled in exchange for equivalent securities or rights in HeartWare International;

•	HeartWare International will seek a listing and quotation of the CDIs on ASX thereby “replacing” the Company as the ASX listed entity in the HeartWare Group; and

•	the Company will eventually be converted into a proprietary company and will remain largely inactive.

1.1.3	Potential Advantages
The potential advantages of the Proposed Transaction are set out in section 4.2 of this Information Memorandum. The Directors believe that the implementation of the Proposed Transaction will better position the Company to achieve its strategic goals, as it is expected to:
•	provide HeartWare International with the opportunity to consolidate its operations in the US by allowing for all corporate, manufacturing, development, research and clinical efforts to be undertaken within or from the US;

•	allow the HeartWare Group to align its corporate structure with its operating structure;

•	enhance HeartWare International’s ability to effectively manage and grow its business in key markets;

•	enhance HeartWare International’s ability to pursue growth and diversification opportunities in accordance with its strategic plans;

•	enable HeartWare International to be an Australian-listed publicly owned company as it continues to grow internationally;

•	facilitate further US-based demand for HeartWare International’s securities. The Directors believe that in excess of 65% of the Company’s Shares are already held by Shareholders who are resident in the US;

•	remove the FORUS restriction on the Company’s Shares allowing HeartWare International unfettered access to US investors, which the Directors believe should ultimately result in increased demand for HeartWare International securities;

•	allow for the adoption of a US corporate structure for the HeartWare Group which will be more digestible and understandable for both US investors and US employees and enhance HeartWare International’s ability to attract and retain employees, especially key management with industry specific knowledge and experience who can enhance the development and commercialisation of the Company’s products;

•	provide easier access to capital as certain US investors who were previously prevented from investing in the Company due to the Company being a non-US based company will now be able to invest in HeartWare International;

•	reduce compliance costs of the HeartWare Group by eliminating the need to prepare Australian financial statements under Australian equivalents to International Financial Reporting Standards (IFRS) in addition to US GAAP financial statements thereby also eliminating the need to have Australian financial statements audited under Australian auditing standards; and

•	reduce the resources used and time spent by management of the Company in reconciling and managing the differences between US and Australian law, particularly those differences associated with securities law.

1.1.4	Potential disadvantages and risks
Before voting on the Schemes, the Directors advise you to consider the potential disadvantages and risks relating to the Proposed Transaction which are set out more fully in section 4 of this Information Memorandum. The potential disadvantages and risks of the Proposed Transaction may include:
•	the effect of different legal regimes (please see Appendix 14 for a comparison of the Australian and US legal regimes);

•	exposure to US estate taxes in certain circumstances;

•	potential loss of demand for HeartWare International’s shares in the Australian market;

•	exposure to the more litigious environment of the US; and

•	loss of future dividend franking credit benefits should the Company make a dividend payment in the future (although the Company does not presently make dividend payments nor does it currently contemplate making dividend payments in the foreseeable future).
1.2	What will Shareholders and Incentive Holders receive under the Schemes?

As a result of the Proposed Transaction, Shareholders, Optionholders and Performance Rights Holders will receive HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units respectively.
1.2.1	Share Scheme Consideration
Under the Share Scheme, Scheme Shareholders will receive an equivalent interest in HeartWare International which can be taken in the form of CDIs or HeartWare International Shares.

Unless a Scheme Shareholder elects otherwise, the HeartWare International Shares will be issued in the form of CDIs to enable Shareholders to trade them on ASX. Each CDI will be equivalent to an interest in one thirty-fifth of a HeartWare International Share and accordingly Shareholders will essentially receive one CDI for each Share held by them on the Scheme Record Date. If you make an election to receive HeartWare International Shares you will receive:
One HeartWare International Share for every 35 Shares held in the Company.
Fractional entitlements to the Share Scheme Consideration will be rounded down to the nearest whole number of HeartWare International Shares (if a Shareholder has elected to receive HeartWare International Shares) or nearest multiple of 35 CDIs, after aggregating all holdings of the relevant Shareholder.

Ineligible Overseas Shareholders will not receive HeartWare International Shares, but will instead be entitled to the net proceeds that result from the sale of HeartWare International Shares (in the form of CDIs) to which they would have otherwise been entitled.

HeartWare International intends to seek a listing for HeartWare International Shares on NASDAQ in the future. However, there is no guarantee as to when this will occur or that it will occur at all. Accordingly, you should be aware that in the meantime following implementation of the Schemes, the only market for trading HeartWare International Shares will be ASX, where they will only trade in the form of CDIs.

If HeartWare International is approved for listing on NASDAQ in the future, Shareholders holding CDIs will be able to convert their CDIs into HeartWare International Shares so that they will be able to trade HeartWare International Shares on NASDAQ.
1.2.2	Option Scheme Consideration
Under the Option Scheme, Scheme Optionholders will receive:
One HeartWare International Option for every 35 Options held.
Each HeartWare International Option will be issued under the HeartWare International Employee Stock Option Plan and will be on essentially the same terms as the current Options including having an exercise period equal to the unexpired exercise period of, and a vesting schedule identical to, the Option it replaces. However, the exercise price per HeartWare International Option will be equal to 35 times the exercise price of the Options that the HeartWare International Options replace, to reflect the effective consolidation of shares under the Share Scheme. The exercise price will remain in Australian dollars.

Fractional entitlements to Option Scheme Consideration will be rounded down to the nearest whole number of HeartWare International Options after aggregating all holdings of the relevant Optionholder.

1.2.3	Performance Rights Scheme Consideration
Under the Performance Rights Scheme, Scheme Performance Rights Holders will receive:
One HeartWare International Restricted Stock Unit for every 35 Performance Rights held.
Each HeartWare International Restricted Stock Unit will be issued on the terms set out in the HeartWare International Restricted Stock Unit Plan and will be on essentially the same terms as the existing Performance Rights, including having equivalent vesting conditions to the Performance Rights that the HeartWare International Restricted Stock Units replace.

Fractional entitlements to Performance Rights Scheme Consideration will be rounded down to the nearest whole number of HeartWare International Restricted Stock Units after aggregating all holdings of the relevant Performance Rights Holder.
1.2.4	Tax Consequences
Australian Tax Consequences

The Company has been advised that the exchange of Shares, Options and Performance Rights for HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units (as relevant) under the Schemes will not cause any Australian tax to be paid by Shareholders and Incentive Holders that are eligible for capital gains tax or Division 13A employee share/option scheme tax rollover.

In addition to the tax advice from PwC Australia set out in section 10 of this Information Memorandum, class ruling applications have been lodged with the ATO seeking confirmation that the conditions for capital gains scrip for scrip rollover relief and Division 13A employee share/option scheme rollover relief are satisfied and that rollover relief is available in relation to the transfer of Shares to HeartWare International under the Share Scheme, the cancellation of Options under the Option Scheme and the cancellation of Performance Rights under the Performance Rights Scheme. Shareholders and Incentive Holders will be advised of the outcome of the ruling process once the final ruling has been issued. Receipt of the final ruling is not a condition to the implementation of the Schemes.

US Tax consequences

Shareholders and Incentive Holders should be aware that as a result of the implementation of the Proposed Transaction US estate taxes may be payable in certain circumstances.

Subject to the limitations and qualifications set fourth in section 10 of this Information Memorandum, the Company has also been advised that:
•	the exchange of Shares for HeartWare International Shares should not cause any US federal income tax to be paid by Shareholders who are otherwise not subject to US federal income tax;

•	for Shareholders otherwise subject to US federal income tax (and except for Ineligible Overseas Shareholders), the exchange of Shares for HeartWare International Shares should not cause any US federal income tax to be paid by such Shareholders if certain US federal income tax filings are made by Shareholders in connection with the Share Scheme (further detailed in section 10 of this Information Memorandum);

•	the exchange of Options, Standalone Options and Performance Rights for HeartWare International Options, HeartWare International Standalone Options or HeartWare Restricted Stock Units, respectively, should not cause any US federal income tax to be paid by Optionholders, Standalone Optionholders and Performance Rights Holders who are otherwise not subject to US federal income tax;

•	for Optionholders, Standalone Optionholders and Performance Rights Holders who are subject to US federal income tax, it is more likely than not that the exchange of Options, Standalone Options and Performance Rights for HeartWare International Options, HeartWare International Standalone Options and HeartWare International Restricted Stock Units (as relevant) under the Proposed Transaction will not cause any US federal income tax to be paid by such Optionholders, Standalone Optionholders and Performance Rights Holders.
Further information on the tax implications for Shareholders and Incentive Holders under the Proposed Transaction is set out in section 10 of this Information Memorandum.

However, this Information Memorandum only provides general information and , accordingly, you should consult with your own tax adviser regarding the consequences of acquiring, holding or disposing of Shares, Options, Standalone Options, Performance Rights, HeartWare International Shares, HeartWare International Options, HeartWare International Standalone Options or HeartWare International Restricted Stock Units in light of current tax laws and your particular investment circumstances.

1.3	Structure of the HeartWare Group if the Schemes become Effective

As a result of the Proposed Transaction, the Company will become a wholly owned subsidiary of HeartWare International and will be delisted from ASX. HeartWare International will apply for admission and for quotation of the CDIs on ASX and, will, subject to obtaining the necessary approvals, replace the Company as the ASX listed entity in the HeartWare Group..

The board of HeartWare International immediately after the Proposed Transaction will be the same as the current Board. Further information about these directors can be found in sections 5 and 6 of this Information Memorandum.

Once the Schemes become Effective, Shareholders and Incentive Holders will hold HeartWare International Shares or CDIs, and HeartWare International Options and HeartWare International Restricted Stock Units respectively with each being bound by the Scheme to which they are a party (including Shareholders, Optionholders and Performance Rights Holders who did not vote or voted against the Schemes).

1.4	Independent Expert’s opinion

The Company has appointed an independent expert, BDO Kendalls, to comment on the Proposed Transaction. The Independent Expert has concluded that the Proposed Transaction and the Schemes are in the best interests of the Shareholders, Optionholders and Performance Rights Holders.

A copy of the Independent Expert’s Report is set out in Appendix 2 to this Information Memorandum.

1.5	Resolution

In conjunction with the Schemes, an EGM will be held at which an ordinary resolution will be proposed to approve the new 2008 Stock Incentive Plan for HeartWare International for use following implementation of the Proposed Transaction.

1.6	Directors’ recommendation

The directors of the Company and HeartWare International believe that the Proposed Transaction is in the best interests of the HeartWare Group and, that the Schemes are in the best interests of Shareholders, Optionholders and Performance Rights Holders respectively.

The directors of the Company and HeartWare International believe that the approval of the 2008 Stock Incentive Plan is in the best interests of HeartWare International and Shareholders.

The Directors unanimously recommend that:
•	Shareholders vote in favour of the Share Scheme at the Share Scheme Meeting;

•	Optionholders vote in favour of the Option Scheme at the Option Scheme Meeting;

•	Performance Rights Holders vote in favour of the Performance Rights Scheme at the Performance Rights Scheme Meeting; and

•	Shareholders vote in favour of the Resolution at the EGM.

All Directors who hold or control the right to vote Shares, Options or Performance Rights intend to vote all such Shares, Options and Performance Rights in favour of the Schemes and the Resolution.
1.7	Other Information

This overview does not contain all of the information which is material to a Shareholder or Incentive Holder to assess how to vote. You are urged to read this Information Memorandum in its entirety and, if in any doubt, seek advice from your legal, financial or other professional adviser.

2	Frequently asked questions
This section sets out frequently asked questions that Shareholders and Incentive Holders may have in relation to the Proposed Transaction. The answers to these questions should be read in conjunction with this entire Information Memorandum and, if you are in any doubt you should, seek advice from your legal, financial or other professional adviser.

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The Proposed Transaction

1	Why have I received this Information Memorandum?	The Information Memorandum has been sent to you because you are a Shareholder, Optionholder or Performance Rights Holder. The Information Memorandum contains information relevant to your consideration of the Proposed Transaction. Its purpose is to assist you in making a decision as to whether or not to approve the Schemes and the Resolution being proposed.	3

2	What is the Proposed Transaction?	The Proposed Transaction is a transaction to re-domicile the HeartWare Group in the US.	1 & 3

3	How will the Proposed Transaction be implemented?	The Proposed Transaction will be implemented by:

•    a new US company, HeartWare International, acquiring all of the existing Shares from Shareholders in exchange for the issue of new HeartWare International Shares or CDIs to Shareholders under the Share Scheme;
			3 & 9

		• all of the existing Options being cancelled in exchange for HeartWare International issuing HeartWare International Options to Optionholders under the Option Scheme;

•    all of the existing Performance Rights being cancelled in exchange for HeartWare International issuing HeartWare International Restricted Stock Units to Performance Rights Holders under the Performance Rights Scheme; and

		• all of the existing Standalone Options being cancelled in exchange for HeartWare International issuing HeartWare International Standalone Options.

		The Option Scheme and Performance Rights Scheme are conditional on the Share Scheme becoming Effective.

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4	What is the effect of approving the Schemes?	If the Schemes are approved, the Proposed Transaction will be implemented and the HeartWare Group will re-domicile fin the US with HeartWare International becoming the ultimate parent company of the HeartWare Group. Shareholders and Incentive Holders (other than Ineligible Overseas Shareholders) will receive new HeartWare International Shares or CDIs, HeartWare International Options and HeartWare International Restricted Stock Units respectively and HeartWare International will become the listed entity on ASX.	4

5	Is The Proposed Transaction subject to any conditions?	The Proposed Transaction is subject to Shareholder, Optionholder, Performance Rights Holder and Court approvals, as well as a number of regulatory and other approvals, including with respect to the listing of HeartWare International on ASX.	9

6	Who is HeartWare International?	HeartWare International is a newly incorporated Delaware company which is presently a subsidiary of the Company and which, if the Share Scheme becomes Effective, will become the ultimate parent company of the HeartWare Group. Subject to the Share Scheme becoming effective and to ASX approval, HeartWare International will become listed on ASX.	6

7	Who will be the directors of HeartWare International following implementation of the Share Scheme.	Upon the Share Scheme becoming Effective, all members of the Board will be appointed to the board of HeartWare International.	6

8	Why is HeartWare International incorporated in Delaware?	Over 50% of all US publicly listed companies are incorporated in the State of Delaware. Delaware is usually chosen because of its well developed corporations laws.	6

9	Will there be changes to the operations or strategy of the HeartWare Group as a result of the Proposed Transaction?	Following the Proposed Transaction, the HeartWare Group will continue to have the same assets and liabilities. The Directors expect very few changes to the HeartWare Group’s operations as a result of the Proposed Transaction. It is the intention of the Directors that the business of the HeartWare Group will largely remain the same as before the Proposed Transaction and the HeartWare Group does not intend to change its strategy as a result of the Proposed Transaction.	5

		Following implementation of the Proposed Transaction, the Directors will convert the present Company to a proprietary company limited by shares. In addition, the Directors may also consider an internal restructure of the HeartWare Group as discussed in Section 6.7.

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10	Where will HeartWare International’s annual meetings be held in the future?	HeartWare International intends to alternate the venue for holding its annual meetings between Sydney and the US.	—

Scheme Consideration

11	What will I receive if the Share Scheme becomes Effective?	Unless you elect otherwise, if you hold Shares in the Company and the Share Scheme becomes Effective, you will receive your HeartWare International Shares in the form of CDIs to allow you to trade them on ASX. Subject to rounding, a CDI will be equivalent to one Share. If you make an election to receive HeartWare International Shares you will receive one HeartWare International Share in exchange for every 35 Shares you hold as at the Scheme Record Date (subject to rounding of fractional entitlements).	3 & 9

12	What will I receive if the Option Scheme becomes Effective?	If you hold Options and the Option Scheme becomes Effective, you will receive one HeartWare International Option in exchange for every 35 Options you hold as at the Scheme Record Date (subject to rounding of fractional entitlements).	3 & 9

13	What will I receive if the Performance Rights Scheme becomes Effective?	If you hold Performance Rights and the Performance Rights Scheme becomes Effective you will receive one HeartWare International Restricted Stock Unit in exchange for every 35 Performance Rights you hold as at the Scheme Record Date (subject to rounding of fractional entitlements).	3 & 9

14	When will I receive HeartWare International Shares, HeartWare International Options or HeartWare International Restricted Stock Units if the Schemes become Effective?	If the Schemes become Effective, it is expected that implementation of the Proposed Transaction will take place approximately 15 days after the Scheme Meetings. The HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units will be issued on the Implementation Date and holding statements and transmittal letters will be mailed shortly thereafter.	3 & 9

15	Can I trade HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units on the ASX?	Subject to ASX approval, after the Share Scheme becomes Effective, HeartWare International will be listed and HeartWare International Shares will be able to be traded on ASX in the form of CDIs. As is the case with the current Options and Performance Rights, HeartWare International Options and HeartWare International Restricted Stock Units will not be quoted and will not be able to be traded on ASX.	9

Unless and until HeartWare International Shares are listed for trading on NASDAQ or another exchange, there will be no US public market for HeartWare International Shares. In addition, there can be no assurance that a listing on NASDAQ or exchange will be sought by HeartWare International in the future. There can be no assurance that HeartWare International Shares will be listed on NASDAQ or any other exchange.

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16	Are there differences between my Shares and the HeartWare International Shares I will receive under the Share Scheme?	Yes. While the rights attaching to HeartWare International Shares are based on the rights of the existing Shares, there are certain important differences. In addition, there are a number of significant differences between US/Delaware law and Australian law. A summary of these differences is set out in Appendix 14 to this Information Memorandum.	6 Appendix 14

17	What are CDIs?	The electronic transfer system used on ASX, known as CHESS, cannot be used directly for the transfer of securities of foreign companies. To enable companies such as HeartWare International to have their securities cleared and settled electronically through CHESS, depositary instruments called CHESS Depositary Interests (CDIs) are issued.	Appendix 13

CDIs confer beneficial interests in securities traded on ASX. CDI holders receive all of the economic benefits of actual ownership of the underlying shares.

Each CDI will represent an interest in one thirty-fifth of an underlying HeartWare International Share. As one HeartWare International Share will be issued for every 35 Shares, it is expected that CDIs will begin to trade on ASX at or near the trading price of the Shares prior to implementation of the Proposed Transaction.

A more detailed description of CDIs is set out in Appendix 13 to this Information Memorandum.

18	Will my HeartWare International Options be granted under the same plans and on the same terms as my existing Options?	The HeartWare International Options will have largely the same terms as your current Options. The HeartWare International Options will be granted under the new HeartWare International Employee Stock Option Plan. A summary of the terms of the HeartWare International Options is set out in section 9 and a copy of the HeartWare International Employee Stock Option Plan is set out in Appendix 9 to this Information Memorandum.	9 Appendix 9

19	How will my Standalone Options be treated as a result of the Proposed Transaction?	In accordance with the terms of the Implementation Agreement, the Company has agreed with each Standalone Optionholder to cancel the Standalone Options held by such holder upon the Share Scheme becoming Effective. In consideration for that cancellation, HeartWare International will grant to each Standalone Optionholder HeartWare International Standalone Options.	9

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20	How will fractional entitlements be treated?	Fractional entitlements to HeartWare International Shares, HeartWare International Options, HeartWare International Restricted Stock Units and HeartWare International Standalone Options will be rounded down to the nearest whole number of HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units respectively after aggregating all holdings of the relevant Scheme Participant.	3

21	Will I have to pay brokerage fees or stamp duty?	Unless you are an Ineligible Overseas Shareholder you will not have to pay brokerage or stamp duty in connection with the exchange of your Shares for HeartWare International Shares. Ineligible Overseas Shareholders will have some brokerage deducted from the proceeds of sale of their CDIs under the nominee sale process.	9

22	Will I pay any tax on the exchange of my Shares, Options or Performance Rights?	The Company has been advised that the exchange of: • Shares for CDIs or HeartWare International Shares;	10

		• Options for HeartWare International Options; and

		• Performance Rights for HeartWare International Restricted Stock Units,

		will not cause any Australian tax to be paid by Shareholders holding shares on capital account and Incentive Holders that are eligible for capital gains tax or Division 13A employee share/option scheme tax rollover.

		Two class ruling applications have been lodged with the ATO seeking confirmation that the conditions for capital gains scrip for scrip rollover relief and Division 13A employee share/option rollover relief are satisfied and that rollover relief is available in relation to the transfer of Shares to HeartWare International under the Share Scheme, the cancellation of Options under the Option Scheme and the cancellation of Performance Rights under the Performance Rights Scheme. Shareholders and Incentive Holders will be advised of the outcome of the ruling process once the final rulings have been issued.

		Receipt of the final rulings is not a condition to the implementation of the Schemes.

		However, as a result of the Proposed Transaction Shareholders and Incentive Holders may be subject to US estate taxes.

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Subject to the limitations and qualifications set out in section 10 of this Information Memorandum, the Company has also been advised that:

• the exchange of Shares for HeartWare International Shares should not cause any US federal income tax to be paid by Shareholders who are otherwise not subject to US federal income tax;

•    for Shareholders otherwise subject to US federal income tax (except for Ineligible Overseas Shareholders) the exchange of Shares for HeartWare International Shares should not cause any US federal income tax to be paid by such Shareholders if certain US federal income tax filings are made by such Shareholders in connection with the Share Scheme;

•    the exchange of Options, Standalone Options and Performance Rights for HeartWare International Options, HeartWare International Standalone Options or HeartWare Restricted Stock Units, respectively, should not cause any US federal income tax to be paid by Optionholders, Standalone Optionholders and Performance Rights Holders who are otherwise not subject to US federal income tax;

•    for Optionholders, Standalone Optionholders and Performance Rights Holders otherwise subject to US federal income tax, it is more likely than not that the exchange of Options, Standalone Options and Performance Rights for HeartWare International Options, HeartWare International Standalone Options and HeartWare International Restricted Stock Units (as relevant) under the Proposed Transaction should not cause any US federal income tax to be paid by such Optionholders, Standalone Optionholders and Performance Rights Holders.

Each individual’s tax position is different and Shareholders and Incentive Holders are strongly urged to consult their tax advisers as to the specific tax consequences to them of the Share Scheme, Option Scheme and Performance Rights Scheme, respectively, including the applicability and effect of local and foreign income and other tax laws in their particular circumstance.

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Approvals

23	What happens at the Court hearing?	If the Schemes are approved by Shareholders Optionholders and Performance Rights Holders at the Scheme Meetings, the Court will be asked to approve the Schemes at the Second Court Hearing.	9

		If Shareholders or Incentive Holders wish to oppose the approval by the Court of the Schemes at the Second Court Hearing, they may do so by filing with the Court and serving on the Company a notice of appearance in the prescribed form, together with any affidavit on which they wish to rely at the hearing.

24	What happens if the Share Scheme is approved but the Option Scheme is not?	The Share Scheme is not conditional on the approval of the Option Scheme, so that if the Option Scheme resolution is not passed, the Share Scheme will still proceed. However, Optionholders will still hold options exercisable over Shares in the Company rather than options over HeartWare International Shares.	4

		In this case, HeartWare International would consider all of the alternatives available to it, including compulsory acquisition (or cancellation) of the Options, either under the Corporations Act or by private treaty, or taking no immediate action, in which case Optionholders who subsequently exercise their Options would become minority shareholders of the Company (which will have become a subsidiary of HeartWare International and delisted from ASX). In those circumstances, the Company may consider acquiring the Shares or cancelling the Options (as the case requires) at a subsequent time.

25	What happens if the Share Scheme is approved but the Performance Rights Scheme is not?	The Share Scheme is not conditional on the Performance Rights Scheme so that if the Performance Rights Scheme resolution is not passed, the Share Scheme will still proceed. However, Performance Rights Holders will still hold rights over Shares in the Company rather than over HeartWare International Shares.	4

		In this case, HeartWare International would consider all of the alternatives available to it, including compulsory acquisition (or cancellation) of the Performance Rights, either under the Corporations Act or by private treaty, or taking no immediate action, in which case Performance Rights Holders who subsequently exercise their rights would become minority shareholders of the Company (which will have become a subsidiary of HeartWare International and delisted from ASX). In those circumstances, the Company may consider acquiring the Shares or cancelling the Performance Rights (as the case requires) at a subsequent time.

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26	What happens if the Option Scheme is approved but the Share Scheme is not?	The Option Scheme is conditional on the approval of the Share Scheme, so that if the Share Scheme resolution is not passed both Schemes will fail.	4

27	What happens if the Performance Rights Scheme is approved but the Share Scheme is not?	The Performance Rights Scheme is conditional on the approval of the Share Scheme, so that if the Share Scheme resolution is not passed both Schemes will fail.	4

28	What happens if the Resolution is not approved?	The Schemes are not conditional upon approval of the Resolution. Accordingly, if the required approvals are obtained for the Schemes they will proceed regardless of whether the Resolution is passed at the EGM. If the Resolution is not passed, the 2008 Stock Incentive Plan will not be approved and no grants of incentives will be able to be made under this Plan.	4

Voting

29	What am I being asked to vote on?	If you own Shares, you are being asked to vote on the: • Share Scheme; and • Resolution at the EGM.	Your Vote on the Proposed Transaction (p3)

		If you own Options, you are being asked to vote on the Option Scheme.

		If you own Performance Rights, you are being asked to vote on the Performance Rights Scheme.

30	Am I entitled to vote?	If you are registered as a holder of Shares, Options or Performance Rights as at [ ] am/pm on [ ] 2008 and you are eligible to vote, you will be entitled to vote at the Share Scheme Meeting, the EGM, the Option Scheme Meeting or the Performance Rights Scheme Meeting (as applicable).	Your Vote on the Proposed Transaction (p3)

31	Should I vote?	You do not have to vote. However, your Directors believe that the Schemes are in the best interest of Shareholders and Incentive Holders and urge you to read this Information Memorandum carefully and, if eligible, to vote in favour of the Schemes and Resolution in person by attending the relevant Meeting or by proxy, attorney or corporate representative.	3

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32	What happens if I do not vote, or vote against the Schemes, and the Schemes are approved?	If the necessary approvals for the Proposed Transaction are obtained, Shareholders, Optionholders and Performance Rights Holders will be issued HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units respectively in exchange for their Shares, Options and Performance Rights. This will occur regardless of whether you voted for or against the Schemes or did not vote.	9

33	How do I vote?	You may vote either in person, by proxy attorney or if you are an entity, by a corporate representative of that entity. There are several meetings that will be held in connection with the Proposed Transaction. Your vote is very important. Please see the section entitled “Your vote on the Proposed Transaction” for details as to the procedure for voting at the Meetings.	Your vote on the Proposed Transaction (p3)

Miscellaneous

34	Who can help answer my questions about the Proposed Transaction?	If you have any questions about the Proposed Transaction please consult your legal, financial or other professional adviser. Additionally, you can call the Company’s enquiry line on:

Australia (Toll Free): 1800 707 861

Outside Australia: +61 2 8256 3387

For additional copies of this Information Memorandum, please visit the Company’s website at www.heartware.com.au.

3	The Proposed Transaction

3.1	Overview

The Proposed Transaction is a proposal to re-domicile the HeartWare Group in the US. This will be implemented by the establishment of a new corporate structure under which HeartWare International (a new company incorporated in the US) will become the ultimate parent company of the HeartWare Group and will hold all of the Shares in the Company.

All existing Shares in the Company will be transferred to HeartWare International in exchange for the issue of HeartWare International Shares to Shareholders. Unless you elect otherwise, your HeartWare International Shares will be issued in the form of CDIs to allow you to trade them on ASX.

In conjunction with this share exchange, all existing Options and Performance Rights in the Company will be cancelled in exchange for the issue of HeartWare International Options and HeartWare International Restricted Stock Units (the US equivalent of performance rights) to Optionholders and Performance Rights Holders.

The exchange of the Shares, Options and Performance Rights for new securities in HeartWare International will be effected by way of three concurrent schemes of arrangement.

3.2	Share Scheme

A scheme of arrangement under Part 5.1 of the Corporations Act will be proposed to Shareholders under which all existing Shares in the Company will be transferred to HeartWare International. Under this arrangement, unless a Shareholder elects otherwise the HeartWare International Shares will be issued in the form of CDIs to enable them to trade on ASX. Each CDI will be equivalent to an interest in one thirty-fifth of a HeartWare International Share, and accordingly, Shareholders will essentially receive one CDI for each Share held by them on the Scheme Record Date. If you make an election to receive HeartWare International Shares, Shareholders will receive:
One HeartWare International Share for every 35 Shares held in the Company as at the Scheme Record Date
HeartWare International Shares will not be immediately tradeable on any public market.

Fractional entitlements to Share Scheme Consideration will be rounded down to nearest whole number of the HeartWare International Shares or nearest multiple of 35 CDIs after aggregating all holdings of the relevant Shareholder.

Further details on how Shareholders may elect to receive HeartWare International Shares rather than CDIs under the Share Scheme is set out in section 9.8 of this Information Memorandum.
The detailed steps involved in implementing the Share Scheme are set out in Section 9 of this Information Memorandum.

3.3	Option Scheme

A scheme of arrangement under Part 5.1 of the Corporations Act will be proposed to Optionholders under which all existing Options over Shares in the Company will be cancelled. Under this arrangement, Optionholders will receive:
One HeartWare International Option for every 35 Options held in the Company as at the Scheme Record Date
The new HeartWare International Options to be issued to Optionholders will be on essentially the same terms as the existing Options, except to the extent necessary or desirable to comply with Delaware and US federal laws and regulations. In particular, the HeartWare International Options will:
•	have an equivalent exercise price to the price under the existing Options (but reflecting the 1:35 exchange ratio under the Schemes);

•	be vested to the same extent as the existing Options are vested; and

•	be subject to the same performance hurdles (if any) as apply to the existing Options.
Fractional entitlements to Option Scheme Consideration will be rounded down to the nearest number of HeartWare International Options after aggregating all holdings of the relevant Optionholder.

The detailed steps involved in implementing the Option Scheme are set out in Section 9 of this Information Memorandum.
3.4	Performance Rights Scheme

A scheme of arrangement under Part 5.1 of the Corporations Act will be proposed to Performance Rights Holders under which all existing Performance Rights in the Company will be cancelled. Under this arrangement, Performance Rights Holders will receive:
One Restricted Stock Unit in HeartWare International for every 35 Performance Rights held in the Company as at the Scheme Record Date
The new Restricted Stock Units to be issued to Performance Rights Holders will be on essentially the same terms as the existing Performance Rights, except that the rights are structured as restricted stock units and are in a form necessary or desirable to comply with Delaware and US federal laws and regulations. In particular, the Restricted Stock Units will:
•	have a nil exercise price as per the existing Performance Rights;

•	be vested to the same extent as the existing Performance Rights are vested; and

•	be subject to the same performance hurdles (if any) as apply to the existing Performance Rights.

Fractional entitlements to Performance Rights Scheme Consideration will be rounded down to the nearest whole number of HeartWare International Restricted Stock Units after aggregating all holdings of the relevant Performance Rights Holder.

The detailed steps involved in implementing the Performance Rights Scheme are set out in Section 9 of this Information Memorandum.

3.5	Exchange ratio

The directors of HeartWare International (comprising the current Board) contemplate listing HeartWare International securities on NASDAQ in the future. NASDAQ requires a minimum bid price of US$5 in order to list a class of securities. In addition to this consideration, the directors of HeartWare International believe it is more advantageous for HeartWare International securities to have a higher value per share. Accordingly, the basis of the 35:1 formula used in determining the Scheme Consideration has been applied to effectively consolidate the share capital upon implementation of the Proposed Transaction.

3.6	Relationship between the Schemes

The Option Scheme and Performance Rights Scheme are conditional on the Share Scheme becoming Effective. Accordingly, unless Shareholders and the Court approve the Share Scheme, none of the Schemes will proceed.

However, if the Share Scheme is approved, it will proceed regardless of whether the Option Scheme and/or Performance Rights Scheme become Effective. If the Share Scheme becomes Effective but the Option Scheme and/or Performance Rights Scheme are not approved, HeartWare International will consider all options available to it including compulsory acquisition or cancellation of the Options and/or Performance Rights under Chapter 6A of the Corporations Act or by private agreement with Incentive Holders or not taking any action with respect to the Options and/or Performance Rights.

If HeartWare International did not take any action in these circumstances, Optionholders who exercised their Options and Performance Rights Holders who exercised their Performance Rights, in each case after the Scheme Record Date, would receive Shares in the Company. As a result, they would become minority shareholders in the Company which will be de-listed from ASX upon the Share Scheme being implemented and as a result their shareholding would be extremely illiquid.

The Resolution at the EGM for approval of the HeartWare International 2008 Stock Incentive Plan will only be proposed if the Share Scheme is approved by Shareholders.

3.7	Overseas Shareholders

Shareholders who are resident outside Australia, New Zealand and the United States will not receive HeartWare International Shares under the Share Scheme unless, before the Scheme Record Date (and without being obliged to conduct any investigations into the matter), HeartWare International is satisfied that HeartWare International Shares can lawfully be issued to such Shareholders in the jurisdiction in which they reside under the Share Scheme.

Instead, the Ineligible Overseas Shareholders’ CDIs will be issued to a nominee appointed by HeartWare International who will sell those CDIs on ASX. The nominee will then distribute the proceeds received to the Ineligible Overseas Shareholders after deduction of any brokerage, taxes or other costs of sale (such amounts to be paid in A$ and calculated on an averaged basis so that all Ineligible Overseas Shareholders receive the same price per CDI, subject to rounding to the nearest whole cent). Further details of the arrangement with the nominee are detailed in Section 9.10 of this Information Memorandum.

3.8	Approvals

In order for all elements of the Proposed Transaction to be implemented, the following approvals are required to be obtained:
(a)	the Share Scheme must be approved by a majority in number of Shareholders representing at least 75% of the votes cast by Shareholders present and voting (either in person or by proxy, attorney or corporate representative) at the Share Scheme Meeting;

(b)	the Option Scheme must be approved by a majority in number of Optionholders representing at least 75% by value of the Options present and voting (either in person or by proxy, attorney or corporate representative) at the Option Scheme Meeting;

(c)	the Performance Rights Scheme must be approved by a majority in number of Performance Rights Holders representing at least 75% by value of the Performance Rights present and voting (either in person or by proxy, attorney or corporate representative) at the Performance Rights Scheme Meeting; and

(d)	the Resolution must be approved by a majority of votes of Shareholders eligible to vote at the EGM.
Each of the Schemes must also be approved by the Court.

The required quorum at the Meetings is two Shareholders, two Optionholders or two Performance Rights Holders (as applicable).

3.9	Replacement of Standalone Options

In conjunction with the Schemes, HeartWare International and the Company have agreed with the Standalone Optionholders to cancel their respective Standalone Options in consideration for the grant by HeartWare International of equivalent options in HeartWare International. The Standalone Optionholders will receive one HeartWare International Standalone Option for every 35 Standalone Options held at the Scheme Record Date. Any fractions of Standalone Options will be rounded down to the nearest whole number of HeartWare International Standalone Options. The cancellation of the existing Standalone Options and offer of the HeartWare International Standalone Options will be conditional upon the Share Scheme becoming Effective.

3.10	Listing of HeartWare International

An application will be made for the admission of HeartWare International to the official list of ASX and for quotation of the CDIs within seven days of the date of this Information Memorandum. Approval for the listing of HeartWare International and quotation of the CDIs is a condition to implementation of the Schemes.

It is expected that, providing ASX grants approval for the listing and quotation, CDIs will commence trading on a deferred settlement basis on the Effective Date for the Schemes, which is currently expected to be on or around [ ] 2008.

3.11	CHESS Depositary Interests (CDIs)

As noted above, the Share Scheme Consideration will be issued to Shareholders (excluding Ineligible Overseas Shareholders) in the form of CDIs, unless Shareholders elect to receive HeartWare International Shares. Such election must be made by notice in writing to the Company’s Share Registry. For further details on how Shareholders may elect to receive HeartWare International Shares is set out in section 9.8 of this Information Memorandum.

CDIs are instruments used to enable securities of foreign companies, such as HeartWare International, to be traded on ASX. The electronic transfer system used on ASX, CHESS, cannot be used to transfer securities of foreign companies therefore depositary instruments known as CDIs are used to facilitate the electronic settlement of such securities.

CDIs will confer the beneficial interest in HeartWare International Shares on Shareholders whilst the legal title to the HeartWare International Shares will be held by a depositary, CHESS Depositary Nominees Pty Limited, which is a subsidiary of ASX. CDI holders will obtain all the economic benefits of actual ownership of HeartWare International Shares.

Appendix 13 to this Information Memorandum provides further description of the CDIs and the rights and entitlements attaching to the CDIs, including in relation to voting.

Shareholders who elect to receive HeartWare International Shares rather than CDIs will not be able to trade the HeartWare International Shares on ASX or any other public exchange unless they subsequently convert their HeartWare International Shares into CDIs or HeartWare International obtains a listing on another exchange in the future. CDIs can be converted into HeartWare International Shares at any time.

4	Important Considerations for Shareholders and Incentive Holders

4.1	Introduction

This section sets out the key potential advantages, disadvantages and risks associated with the Proposed Transaction which Shareholders and Incentive Holders should consider when deciding whether to approve the Schemes and the Resolution. Shareholders and Incentive Holders should also have regard to the entire Information Memorandum, particularly the Independent Expert’s Report at Appendix 2 when deciding whether to vote in favour of the Proposed Transaction.

4.2	Potential advantages of the Proposed Transaction

The Directors believe that the Proposed Transaction is in the best interests of the Company, Shareholders and Incentive Holders and that it will deliver the following potential key benefits:
•	provide HeartWare International with the opportunity to consolidate its operations in the US by allowing for all manufacturing, development, research and clinical efforts to be undertaken within or from the US;

•	allow the HeartWare Group to align its corporate structure with its operating structure, as all senior management will be located in the US;

•	enhance HeartWare International’s ability to effectively manage and grow its business in key markets;

•	enhance HeartWare International’s ability to pursue growth and diversification opportunities in accordance with its strategic plans;

•	enable HeartWare International to be an Australian-listed publicly owned company as it continues to grow internationally;

•	facilitate further US-based demand for HeartWare International’s securities. The Directors believe that in excess of 65% of the Company’s Shares are already held by Shareholders who are resident in the US;

•	removal of the FORUS restriction on the Company’s Shares allowing HeartWare International unfettered access to US investors, which the Directors believe should ultimately result in increased demand for HeartWare International securities;

•	allow for the adoption of a US corporate structure for the HeartWare Group which will be more digestible and understandable for both US investors and US employees and enhance HeartWare International’s ability to attract and retain employees, especially key management with industry specific knowledge and experience who can enhance the development and commercialisation of the Company’s products;

•	provide easier access to capital as certain US investors who were previously prevented from investing in the Company due to it being a non-US based company will now be able to invest in HeartWare International;

•	reduce compliance costs of the HeartWare Group by eliminating the current requirements to prepare Australian financial statements under Australian equivalents to IFRS in addition to the US GAAP financial statements; and

•	reduce the resources used and time spent by management of the Company in reconciling and managing the differences between US and Australian law, particularly those differences associated with securities law.
4.3	Potential disadvantages and risks of the Proposed Transaction

As the Company’s business will continue to be run on the same basis, essentially the same risks will apply to an investment in HeartWare International as currently apply with respect to an investment in the Company. If the Proposed Transaction is implemented, however, there will be certain additional risks associated with, or resulting from, the Proposed Transaction which Shareholders and Incentive Holders should take into account when deciding whether to approve the Schemes and the Resolution, as outlined below.

The potential disadvantages and risks of the Proposed Transaction include:
•	effect of different legal regimes (please see Appendix 14 for a comparison of the Australian and US legal regimes);

•	exposure to US estate taxes in certain circumstances;

•	potential loss of demand for HeartWare International’s shares in the Australian market;

•	exposure to the more litigious environment of the US;

•	loss of future dividend franking credit benefits should the Company make a dividend payment in the future (although the Company does not presently make dividend payments nor does it currently contemplate making dividend payments in the foreseeable future)
4.4	Differences between Australian and US corporations and securities laws

The Company is incorporated in Victoria, Australia. HeartWare International is incorporated in Delaware, United States. As a result, if the Proposed Transaction proceeds, different legal regimes will apply with respect to your holdings of HeartWare International Shares, HeartWare International Options or HeartWare International Restricted Stock Units to those that currently apply to the Company. Rights of Shareholders and Incentive Holders after implementation of the Proposed Transaction will be governed by the laws of the State of Delaware, US federal securities law and HeartWare International’s certificate of incorporation and by-laws. HeartWare International will also be bound by the Listing Rules, due to the quotation of CDIs.

As a foreign entity, HeartWare International will not be subject to Chapters 6, 6A, 6B and 6C of the Corporations Act dealing with the acquisition of shares (for example, substantial holdings and takeovers). However, in conjunction with HeartWare International’s application for admission to the official list of ASX, HeartWare International will undertake to inform ASX upon becoming aware of:
•	any person becoming a substantial holder of HeartWare International within the meaning of section 617B of the Corporations Act, and to disclose any details of the substantial holding of which HeartWare International is aware; and

•	any subsequent changes in the substantial holdings of which HeartWare International is aware.
A comparison of the legal regimes in Delaware and Australia and the significance of these differences for Shareholders, Optionholders and Performance Rights Holders is set out in Appendix 14.

As a result of the implementation of the Proposed Transaction:
•	the HeartWare Group will no longer prepare Australian financial statements and report under AIFRS;

•	HeartWare International will hold some of its shareholder meetings in the US;

•	HeartWare International will have CDIs traded on ASX rather than ordinary shares. Appendix 13 sets out a summary of the rights attaching to CDIs; and

•	holders of HeartWare International Shares may, in certain circumstances, be subject to US estate taxes.
4.5	Tax implications of the Proposed Transaction

The Proposed Transaction may have taxation implications for Shareholders and Incentive Holders. Shareholders and Incentive Holders are referred to the summary of tax consequences in section 10 of this Information Memorandum, which also includes an analysis of the tax consequences of holding interests in shares, options and restricted stock units in a company incorporated under the laws of the State of Delaware. In addition, Shareholders and Incentive Holders are strongly urged to consult their tax advisers as to the specific tax consequences to them of the Proposed Transaction including the applicability and effect of local and foreign income and other tax laws in their particular circumstances.

4.6	Implications if the Proposed Transaction does not proceed

In the event that Shareholders or the Court do not approve the Share Scheme, Shareholders and Incentive Holders will retain their interests in the Company, which will continue to operate as a separate entity and will continue to be listed on ASX.

(a)	Implications if the Share Scheme does not become Effective

If the Share Scheme does not become Effective, the following key implications will arise for Shareholders:
•	the benefits expected to arise from the Proposed Transaction such as improved access to capital markets and reduced compliance costs, as summarised in section 4.2 will not be obtained;

•	the costs incurred in connection with presenting the Proposed Transaction to Shareholders will be incurred regardless of whether the Proposed Transaction is implemented;

•	the redomiciling proposal will not be revisited in the foreseeable future; and

•	the Company, as a reporting company in the US, will be required to incur the time and expense of dual reporting of its financial statements under AIFRS and US GAAP.
(b)	Implications if the Option Scheme does not become Effective

If both the Share Scheme and Option Scheme do not become Effective, the implications set out in section 4.6(a) above will also apply to Optionholders so far as they relate to the value of the Shares underlying the Options.

However, if the Share Scheme is approved but the Option Scheme is not, the following key implications may arise for Optionholders:
•	as the Company will become a wholly owned subsidiary of HeartWare International and will be de-listed from ASX, the Options will be over unlisted securities in a tightly controlled entity. As a result, any unexercised Options would only be able to convert into extremely illiquid Shares in an unlisted company. This would result in value realisation being uncertain for Optionholders;

•	alternatively, HeartWare International may compulsorily acquire the Options but is not obliged to do so. The right of an Optionholder to continue to hold his or her Options, or Shares issued on exercise of such Options, will be subject to any decision by HeartWare International to compulsorily acquire the Options and Shares issued on exercise of such Options under Chapter 6A of the Corporations Act. HeartWare International has indicated that it may exercise its compulsory acquisition rights if the Option Scheme is not approved. Any such compulsory acquisition must be at fair value for the Options in the opinion of an independent expert approved by ASIC and will be payable in cash, but there is no guarantee that this amount will be equal to or exceed the value of the HeartWare International Options which would have been issued under the Option Scheme; and

•	finally, HeartWare International may consider discussing the cancellation of the Options with Optionholders by private treaty but is not obliged to do so.

Optionholders should note that HeartWare International may choose not to compulsorily acquire or cancel the Options in this situation and therefore there is no guaranteed exit or other means of sale for Optionholders in these circumstances.

(c)	Implications if the Performance Rights Scheme does not become Effective

If both the Share Scheme and Performance Rights Scheme do not become Effective, the implications set out in section 4.6(a) above will also apply to Performance Rights Holders so far as they relate to the value of the Shares underlying the Performance Rights.

However, if the Share Scheme is approved but the Performance Rights Scheme is not, the following key implications may arise for Performance Rights Holders:
•	as the Company will become a wholly owned subsidiary of HeartWare International and will be de-listed from ASX, the Performance Rights will be over unlisted securities in a tightly controlled entity. As a result, any unvested Performance Rights would only be able to convert into extremely illiquid shares in an unlisted company. This would result in value realisation being uncertain for Performance Rights Holders;

•	alternatively, HeartWare International may compulsorily acquire the Performance Rights but is not obliged to do so. The right of a Performance Rights Holder to continue to hold his or her Performance Rights, or Shares issued on exercise of such Performance Rights, will be subject to any decision by HeartWare International to compulsorily acquire the Performance Rights and Shares issued on exercise of such Performance Rights under Chapter 6A of the Corporations Act. HeartWare International has indicated that it may exercise its compulsory acquisition rights if the Performance Rights Scheme is not approved. As with the Options, any such compulsory acquisition must be at fair value for the Performance Rights in the opinion of an independent expert approved by ASIC and will be payable in cash, but there is no guarantee that this amount will be equal or exceed the value of the HeartWare International Restricted Stock Units which would have been issued under the Performance Rights Scheme; and

•	finally, HeartWare International may consider discussing the cancellation of the Performance Rights with Performance Rights Holders by private treaty but it is not obliged to do so.

Performance Rights Holders should note that HeartWare International may choose not to compulsorily acquire or cancel the Performance Rights in this situation and therefore there is no guaranteed exit or other means of sale for Performance Rights Holders in these circumstances.

4.7	Independent Expert’s opinion

The Independent Expert has concluded that the Proposed Transaction and the Schemes are in the best interests of the Shareholders, Optionholders and Performance Rights Holders. The Independent Expert has also stated that on balance, the advantages of the Proposed Transaction outweigh the disadvantages for all Shareholders and Incentive Holders.

4.8	Directors’ recommendation

The Directors of the Company believe that the Proposed Transaction is in the best interests of Shareholders, Optionholders and Performance Rights Holders.

Accordingly, the Directors unanimously recommend that Shareholders, Optionholders and Performance Rights Holders vote in favour of each of the resolutions to be proposed at the Scheme Meetings and the EGM to approve the Proposed Transaction. Please see sections 1.1.3 and 4.2 for details of the reasons why the Directors believe that the Proposed Transaction is in the best interests of Shareholders and Incentive Holders of the Company.

The Directors intend to vote all Shares, Options and Performance Rights owned or controlled by them in favour of the Schemes and the Resolution.

5	Information about the Company
5.1	Introduction

This section contains information in relation to the Company.

The Independent Expert’s Report set out in Appendix 2 to this Information Memorandum contains further information about the Company.

5.2	Business overview
(a)	Background and corporate structure of the Company
The Company is a public limited liability company incorporated in Australia and registered as a reporting entity in the US under the Securities Exchange Act of 1934. The Company is subject to the Corporations Act, Listing Rules and US securities laws.

The Company was incorporated on 26 November 2004 in Victoria, Australia and was subsequently listed on ASX on 31 January 2005 under the ticker symbol ‘HTW’. The Company’s Australian Company Number is 111 970 257 and the Company’s SEC filing number is 000-52595. The Company’s registered office is located at Level 57, MLC Centre, 19-29 Martin Place, Sydney, New South Wales 2000.

The Company’s head office is in the US, located in Framingham, Massachusetts and the Company has its operations and manufacturing facility in Miami Lakes, Florida.

The Company’s operating subsidiary, HeartWare, Inc, is a Delaware corporation which was incorporated on 8 April 2003 under the name Perpetual Medical, Inc, and which changed its name to HeartWare, Inc. on 10 July 2003. Since 10 July 2003, HeartWare, Inc. has operated the business formerly owned and operated by Kriton Medical, Inc, which had been developing the HeartWare LVAD System (described further in Section 5.2(b) below) since approximately 1995.
(b)	Heart failure
Heart failure is one of the leading causes of death in the developed world, affecting over 20 million people globally and five million people in the US alone. Heart failure is a cardiovascular disease with both an increasing incidence and death rate. Each year, approximately 550,000 new cases are diagnosed and 300,000 patients die from advanced heart failure in the US.

Heart failure means that the heart’s pumping power is weaker than normal. In a healthy person, the left ventricle of the heart pumps oxygenated blood into the aorta (the main artery leading from the heart) and the blood is then circulated throughout the body until it returns through the venous system to the right side of the heart, which then pumps it into the lungs to be re-oxygenated. If the left ventricle is not working properly, the oxygenated blood is not fully cleared from the lungs and the blood is not circulated effectively. If the muscle of the left ventricle is damaged or is not working efficiently, it will tend to work harder in an effort to supply adequate blood flow into the aorta.

Unfortunately, the increased effort results in dilation, or enlargement, of the left ventricle, rather than increased blood flow. This dilation then makes it harder for the heart to contract effectively which results in even lower blood flow, increased effort and further dilation of the ventricle. This degenerative process generally continues until the patient becomes debilitated and eventually dies from inadequate clearing of the lungs and inadequate flow of oxygenated blood to the organs. The inadequate lung clearance or lung congestion is why the advanced stages of heart failure are called congestive heart failure, or CHF. The symptoms of heart failure can be treated by pharmaceuticals or pacemaker technology but the underlying process is largely irreversible.
(c)	The Company’s products and technologies
Strategy

The Company is a medical device company focused on driving innovation in the left ventricular assist device (LVAD) market by developing a family of blood pumps that are significantly smaller than competing products and that are implanted by progressively less invasive surgical techniques. The Company’s pumps are surgically implanted to help augment blood circulation in patients suffering from chronic and end-stage heart failure.

Products

The Directors believe that the:
•	unique design;
•	smaller size;
•	less invasive implant techniques;
•	increased durability; and
•	reliability
of the Company’s pumps will enable physicians to treat a wider range of patients.

The Directors also believe that the Company’s blood pumps have the potential to provide significant clinical benefits to patients suffering from advanced heart failure, leading to fewer complications and improved outcomes.

Technology

The Company’s proprietary technology has been in development for over ten years. Key features of its technology and products include:
•	small size which allows for routine implantation in the space immediately surrounding the heart, known as the pericardial space, unlike other full-output LVADs that are currently available and which are implanted in the abdomen;

•	a hybrid passive magnetic and hydrodynamic impeller suspension system which eliminates the need for mechanical bearings, providing a “wearless mechanism”;
•	a wide-bladed impeller which facilitates clear blood flow paths through the pump;
•	an integrated inflow cannula which optimises blood flow characteristics and facilitates pericardial placement;
•	dual motor stators and related circuitry which enhance system reliability; and
•	efficient hydrodynamic coupling with motor design to maximise power efficiency and enable the delivery of up to ten litres of blood flow per minute.
The Directors believe that the Company’s first LVAD, the HeartWare LVAD System, is the smallest full-output LVAD currently in clinical trials or in the marketplace and is the only centrifugal LVAD designed to be implanted above the diaphragm in all patients. A full output device is an LVAD with the capacity to pump blood at the rate of up to and exceeding eight litres of blood per minute.

The Company’s next generation device, the MVAD, is based on the same technology platform as the HeartWare LVAD System but adopts an axial flow, rather than a centrifugal flow, configuration. The MVAD, which is currently at the prototype stage and undergoing implantation, or cannulation, studies in animals, is approximately one-third of the size of the HeartWare LVAD System and the Directors expect to initiate human clinical trials for the MVAD in 2009. The Directors believe that the MVAD will be implantable by surgical techniques that are even less invasive than those required to implant the HeartWare LVAD System.

In parallel with the Company’s development of the MVAD, the Company has commenced design work on its third generation blood pump, which the Company currently calls the IV VAD. The IV VAD will rely on the same underlying technology platform and will be a smaller version of the MVAD. Unlike the HeartWare LVAD System or the MVAD, the IV VAD is intended to be positioned within the body’s vascular network and implanted by minimally invasive catheter-based techniques. Once the IV VAD is fully developed, the Directors expect the IV VAD to be about one-tenth of the size of the HeartWare LVAD System.

The Company also has a working prototype of a transcutaneous energy transfer (TET) system, that will improve a patient’s quality of life by allowing the Company’s devices to be recharged through skin induction without the need for a separate line that connects the pump to an externally-worn controller and battery pack. The Directors expect development work for the Company’s TET system to continue throughout 2008.

The Company is also continuing to develop enhancements to its existing LVAD System peripheral equipment based upon early clinician and patient feedback and is continuing to develop physiological control algorithms. The objective of these projects is to improve the ease of implantation and use of the LVAD System which the Directors believe will lead to enhancing market acceptance.

Clinical Trials

The Company is a development stage company and as such has not generated revenue from any of its products. The Company and HeartWare Inc are currently conducting a combined European and Australian human clinical trial for the HeartWare LVAD System. This international trial began in March 2006 and called for the implantation of the Company’s pump in 20 patients with advanced heart failure. The endpoint for the trial is patient survival to the earlier of 180 days or transplantation. On 31 August, 2007, the Company successfully implanted its 20th patient. 18 of the Company’s first 20 patients have reached successful completion of the 180-day primary endpoint.

The Directors have since decided to expand the number of patients in the Company’s international clinical trial to 50. Although there is no requirement to conduct additional implants, the Directors believe that the expansion of the international trial will provide the Company with a good opportunity to maintain its relationships with its European and Australian clinical sites while also providing increased depth of clinical data. On 8 July 2008 St Vincent’s Hospital in Sydney conducted their 9th implant of the LVAD device, bringing the total number of implants in the Company’s international clinical trial to 40. The Company anticipates further implants over the coming months.

The clinical results from these initial patients remain extremely encouraging. Of the total 40 implants, 4 patients have unfortunately died, including 3 patients within 180 days of their implant and one patient beyond the 180 day point. Of the remaining 36 patients, 10 patients have undergone successful heart transplantation (after an average of 275 days on support), 2 patients have had their devices explanted due to recovery of their hearts, and 24 patients remain on LVAD support.

These results are based on a relatively small sample size. However, the apparent patterns of device reliability and high patient survival rates, particularly in light of the seemingly low transplant rates, remain extremely encouraging early indicators.

The Company remains on track to receive CE Mark prior to the end of 2008. The two key components of the CE Mark requirements are firstly the submission of a “Technical Dossier” which includes, among other information, a detailed clinical report and secondly the accreditation of the Company’s manufacturing facility following an independent audit of the Company’s processes and quality systems.

Compilation of the Technical Dossier documentation will be completed during the third quarter of 2008. The Company is also actively preparing for an ISO audit of its new facility at Miami Lakes and remains on track for being awarded CE Mark in the fourth quarter of 2008, which will trigger the start of commercial sales in Europe. The Company has also recently engaged a director of Marketing based in Europe who, with some 6 months lead time, has been charged with establishing the necessary commercial infrastructure to facilitate a product rollout across multiple European sites beginning early in 2009.

The Company’s European and Australian clinical trial results will be compiled into a single data set and submitted for European regulatory approval. The Directors also plan to seek regulatory approval in Australia after receiving regulatory approval in Europe.

The data from the Company’s European and Australian initial clinical trial was also used to support the Company’s application for approval by the US Food and Drug Administration (FDA) for a bridge-to-transplant study in the United States. On 5 May 2008 the Company received conditional approval from the FDA of an Investigational Device Exemption (IDE) for the HeartWare LVAD, which enables the Company to immediately commence its US clinical trial for the HeartWare LVAD System for use as a bridge to cardiac transplant in patients suffering from end-stage heart failure. Over the intervening period the Company has allocated significant resources towards addressing the few remaining conditions. The Company’s amendment was submitted to the FDA on 3 July 2008 and the Company is currently awaiting their response. The Company is hopeful that the FDA will confirm either a further reduction in the few outstanding conditions or, potentially, a full approval of the trial.

The Company is currently working through the training requirements and the clinical trial contractual arrangements with its lead centres and expects its first centres to begin implanting this quarter.

5.3	Market opportunity and competition
(a)	Classification of heart failure
The traditional method for categorising the stages of heart failure is the New York Heart Association (NYHA) functional classification system, which identifies four levels of heart failure in a steady progression of the disease by relating patient symptoms to everyday activities and the patient’s quality of life and overall functional limitations. These classes are:

Class	Patient Symptoms

Class I (Mild)	No limitation of physical activity. Ordinary physical activity does not cause undue fatigue, palpitation or dyspnoea (shortness of breath).

Class II (Mild)	Slight limitation of physical activity. Comfortable at rest, but ordinary physical activity results in fatigue, palpitation or dyspnoea.

Class III (Moderate)	Marked limitation of physical activity. Comfortable at rest, but less than ordinary activity causes fatigue, palpitation or dyspnoea.

Class IV (Severe)	Unable to carry out any physical activity without discomfort. Symptoms of cardiac insufficiency at rest. If any physical activity is undertaken, discomfort is increased.

More recently, the American Heart Association and American College of Cardiology developed the “Stages of Heart Failure” which provides a different scale to that provided by the NYHA functional classifications referred to above. The Stages of Heart Failure emphasise the evolution and progression of heart failure and are described below:

Stage	Definition

Stage A	Those patients who are at risk of developing heart failure.

Stage B
Those patients who have known heart failure, more commonly referred to as a “structural abnormality of the heart”, but have never had heart failure. This includes patients diagnosed with “systolic” heart failure which occurs when the heart muscle does not contract with enough force, so there is not enough oxygenated blood being pumped throughout the body.

Stage C	Those patients who have a structural abnormality of the heart and current or previous symptoms of heart failure.

Stage D	Those patients who have late, fully developed symptoms of heart failure that is not readily yielding to medical treatment.
While not constituting an exact match, the Directors believe that Stage C and D are broadly equivalent to NYHA Class III and IV.
(b)	The Company’s Target Markets—Class III and Class IV Patients
The Company’s devices will be primarily targeted at Class III and Class IV heart failure patients and their physicians. The Company estimates that the number of Class III or Class IV heart failure patients worldwide is approximately seven million and that approximately 20% of these patients could be assisted by a circulatory assist device. The Directors believe that there is a significant market opportunity for LVADs which are smaller, easier to use and more reliable than the devices that are currently available.

The Company estimates that there are approximately five million Class III heart failure patients worldwide. Of these five million patients, the Company estimates that approximately one million patients are severely impacted by CHF but are not yet nearing the end stages of the disease. While these patients suffer on a daily basis, they do not need the same full support as the later-stage Class IV patients and may be less willing to undergo the open chest procedure required for the placement of the HeartWare LVAD System or other LVADs. The Company believes that up to one-third of these one million patients would be candidates for a less invasive surgical approach such as the one the Company is developing with the MVAD. The Company believes that this less invasive surgical approach should make more patients and their physicians comfortable with the benefits of the implant because of the potential for reduced surgical risk and shorter post-operative recovery periods.

The Company expects the IV VAD to address the clinical needs of the balance of these one million Class III patients. The IV VAD will be a catheter-delivered implantable pump, requiring minimal surgery and convalescence time. The pump will be aimed at treating Class III patients whose quality of life is impacted by their condition but whose illness does not yet warrant the implantation of a full-output pump.

(c)	Competition
The environment in which the Company operates is one in which a number of companies operating in the medical technology sector compete for a limited pool of investment funds. With the recent downturn in Australian economic activity, many public companies in the Australian life science sector have been particularly adversely impacted. The main challenge for the Company will be to retain investor interest and to continue to generate support from investors.

Competition in the LVAD industry is expected to increase as better devices become available. In the long run, the Directors believe that only smaller, less invasive, reliable and durable devices will remain as viable alternatives for the treatment of CHF.

The Company’s principal competitors include Thoratec Corporation, World Heart Corporation, Circulite, Jarvik Heart, MicroMed Technology, Inc, Ventracor Limited, Berlin Heart AG, Abiomed, Inc, Terumo Heart, Inc. and a range of other smaller, specialised medical device companies with devices at varying stages of development. The Company is not aware of whether any of these competitors are currently developing a new full-output pump that is equivalent or lesser in size to the HeartWare LVAD System, which is designed to be implanted by minimally invasive techniques, including implantation above the diaphragm in all patients. In addition, there may be companies unknown to the Company which are developing competitive pumps of lesser or similar output levels or other competitive products, and the Directors can offer no assurance that the above competitors or these other parties will not be successful in their efforts. Further, there are a number of companies working to develop devices other than pumps to manage or reverse heart failure.

In addition to competition from medical device companies, pharmaceutical companies are pursuing compounds to better treat heart failure and several companies are also exploring potential stem cell based treatments.

The Directors believe that the key features of the Company’s technology that provide it with a competitive advantage over competitor’s products include:
•	its small device size which allows for routine implantation in the space immediately surrounding the heart, known as the pericardial space, unlike other full-output LVADs that are currently available;
•	a hybrid passive magnetic and hydrodynamic impeller suspension system which eliminates the need for mechanical bearings, providing a “wearless mechanism”; and
•	a design that includes a wide-bladed impeller which facilitates clear blood flow paths through the pump and an integrated inflow cannula which optimises blood flow characteristics.

Although the Directors believe that the Company’s technology provides it with advantages over its competitors’ products, the Directors note that:
•	the Company’s products are in the early stages of development, it has limited implantation experience, and the Company’s success is dependent on its further international clinical trials backing up the safety and efficacy of its products;
•	a number of the Company’s competitors have significantly greater financial and human resources than the Company and have established reputations, as well as worldwide distribution channels, sales and marketing capabilities which are larger and more established than the Company’s; and
•	the Company’s market is an emerging market and is reliant upon acceptance of LVAD technology.
5.4	The Company’s strategy

The Company’s goal is to be at the forefront of innovation in the LVAD sector by maintaining a proprietary technology platform which enables the development of a pipeline of ever-smaller heart pumps. These will reduce procedural invasiveness and simultaneously increase the number of patients who can benefit from the Company’s products.

The Directors believe that the Company’s technology provides it with a significant competitive advantage in the LVAD market. To capitalise on that advantage, the Company’s strategy is to obtain regulatory approval for the Company’s initial product, the HeartWare LVAD System, and begin commercial sales of this system. The Company’s strategy and key developments include:
•	Finalising European and Australian Clinical Trials — the Company has completed its initial enrolment of 20 patients in its combined European and Australian clinical trial and have recently decided to expand the international trial to 50 patients. This international clinical trial is aimed at achieving European and Australian regulatory approval for the HeartWare LVAD System. As at 31 July 2008, the Company had implanted 40 of the maximum 50 patients.
•	Obtaining regulatory approval and commercially launching the HeartWare LVAD System — the Company’s main priority is to obtain regulatory approval in Europe, the US and Australia for the HeartWare LVAD System and to launch the HeartWare LVAD System commercially.
•	US IDE approval — on 5 May 2008 the Company received conditional approval from the FDA, which enables the Company to immediately commence its US clinical trial for the HeartWare LVAD System for use as a bridge-to-cardiac transplant in patients suffering from end-stage heart failure. As at 31 July 2008, the Company had not yet commenced its US clinical trials.

•	Commencing sales and marketing activities — once the Company obtains regulatory approval to sell its product commercially, the Company intends to further develop a network of training centres at the sites where the clinical trials are being conducted. The Company intend to work with a broad spectrum of physicians to promote the clinical benefits of the HeartWare LVAD System. The Company also plans to recruit and train a direct sales force to market the Company’s product in the US, Australia and some European countries and eventually engage distributors elsewhere.
•	Focusing on continuous product development — in parallel with the clinical development of the HeartWare LVAD System, the Directors plan to advance the development of the Company’s next generation products, such as the MVAD and IV VAD. The Company’s first MVAD animal trials began in August 2005. In 2007, the Company began focusing on cannulation techniques for its MVAD via additional animal studies, and this work is expected to continue throughout 2008.
•	Partnering with leading professionals in the fields of cardiovascular surgery and cardiology and heart centres around the world — the Company’s Medical Advisory Board is composed of leading professionals in the fields of cardiovascular surgery and cardiology. The Company has established relationships with several leading heart centres around the world and continues to expand this network. The Directors believe that these relationships are key to the Company’s growth as they help to drive clinical awareness of the Company’s products.
The Company is currently negotiating a new supply arrangement with Minnetronix, Inc. Whilst the Company expects these negotiations to result in the agreement of a revised arrangement with Minnetronix, inc, there is no guarantee that this will be achieved and failure to do so could adversely impact the timetable for the Company attaining the above goals.
The Company is also heavily dependent on two main suppliers. Should either of those companies cease to supply the Company this would cause delays for the Company’s business plan. However, the Company has no reason to believe that this will occur.
5.5	The Company’s issued securities
(a)	Summary of the Company’s issued securities
As at the date of this Information Memorandum, the issued securities of the Company comprise:
•	310,356,839 Shares;
•	19,326,464 Options;
•	2,750,000 Performance Rights; and
•	1,850,000 Standalone Options.

The Company is under no obligation to issue further Shares, Options, Performance Rights or Standalone Options before the commencement of the Scheme Meetings, other than Shares issued upon exercise of certain Options, Standalone Options or Performance Rights. Further details of the securities on issue in the Company are set out below.
(b)	Options
Details of the Options on issue in the Company as at the date of this Information Memorandum are set out below.

Number of Options	Exercise Price	Expiry Date

4,273,804	$0.20	24 January 2010

191,051	$0.60	24 January 2010

191,051	$0.75	24 January 2010

191,051	$1.00	24 January 2010

191,051	$1.50	24 January 2010

191,051	$0.60	27 April 2010

191,051	$0.75	27 April 2010

191,051	$1.00	27 April 2010

191,051	$1.50	27 April 2010

944,204	$0.50	27 April 2010

764,204	$0.50	30 November 2012

2,334,580	$1.10	25 July 2016

5,581,264	$1.10	27 September 2016

500,000	$1.10	28 October 2016

150,000	$1.10	2 January 2017

200,000	$0.75	26 July 2017

2,850,000	$0.75	16 November 2017

200,000	$0.60	11 July 2018

(c)	Performance Rights
Details of the Performance Rights on issue in the Company as at the date of this Information Memorandum are set out below.

Number of Performance Rights	Expiry Date

1,650,000	16 November 2017

1,100,000	9 May 2018
(d)	Standalone Options
Details of the Standalone Options on issue in the Company are set out below.

	Number of
	Standalone
Name	Options	Expiry Date	Exercise Price

Robert Thomas	200,000	24 January 2010	$0.60

	200,000	24 January 2010	$1.00

	100,000	24 January 2010	$1.50

Dr. Christine Bennett	100,000	24 January 2010	$0.60

	100,000	24 January 2010	$1.00

	50,000	24 January 2010	$1.50

Dr. Denis Wade AM	100,000	24 January 2010	$0.60

	100,000	24 January 2010	$1.00

	50,000	24 January 2010	$1.50

Dr. Bud Frazier	250,000	16 November 2017	$0.75

Dr. Steven Boyce	100,000	16 November 2017	$0.75

Inteq Limited	200,000	24 January 2010	$0.60

	200,000	24 January 2010	$1.00

	100,000	24 January 2010	$1.50
5.6	Recent developments
Placement
On 11 July 2008, the Company completed a private placement of 62,256,562 Shares to institutional and sophisticated investors in Australia and the US at AU$0.50 per Share to the value of AU$31,128,281 million.
The proceeds raised from the private placement will be used primarily to fund the clinical development and commercialisation of the HeartWare LVAD System. The funds will be applied secondarily to the acceleration of HeartWare’s pipeline technologies, including the MVAD miniaturised pump and HeartWare’s Transcutaneous Energy Transfer (TET) System, which, as described above, are both currently in pre-clinical development.

Redemption of Convertible Note
The Company issued a convertible note to Apple Tree on December 2004 with a face value of $1,420,000. Under the Convertible Note, Apple Tree was entitled to convert all or any portion of the face value and accrued interest into Shares at a conversion price of $1.00 per Share by giving 14 days written notice to the Company.
Under the terms of the Convertible Note, the principal and any accrued interest owing under the Convertible Note became due and payable on the second anniversary date of the issue of the Convertible Note, being 15 December 2006.
After that date the Convertible Note became redeemable at the option of Apple Tree at any time on 30 days notice (and subject to ASX escrow requirements).
On 25 July 2008, Apple Tree served a notice on the Company to redeem the Convertible Note in full for the aggregate amount of A$1,420,000 plus accrued interest.
5.7	The Company’s Directors and management structure
Details of the Company’s directors and executive officers are set out below:

Name	Age	Position

Directors

Robert Thomas	63	Chairman, Non-Executive Director
Dr. Seth Harrison	48	Deputy Chairman, Non-Executive Director
Douglas Godshall	44	Executive Director, Chief Executive Officer
Dr. Christine Bennett	52	Non-Executive Director
Dr. Denis Wade, AM	71	Non-Executive Director
Robert Stockman	55	Non-Executive Director
Timothy Barberich	61	Non-Executive Director

Executives

Douglas Godshall	44	Managing Director, Chief Executive Officer
David McIntyre	38	Chief Financial Officer, Company Secretary
Jeffrey LaRose	47	Chief Scientific Officer
David Hathaway	61	Chief Medical Officer
James Schuermann	40	Vice President, Sales and Marketing
Barry Yomtov	53	Vice President, Product Development
Ramon Paz	51	Vice President, Quality Assurance
Brief biographies of each of the Directors are set out below.
Robert Thomas, Chairman, Non-Executive Director
Date of appointment: 26 November 2004
Other positions: Chairman of the Nomination & Remuneration Committee and member of the Audit & Compliance Committee
Background: Mr Thomas has been a Director and Non-Executive Chairman since November 2004. Since October 2004, Mr Thomas has been a consultant to Citigroup Corporate and Investment Bank, and is also currently a director of a number of Australian public companies, including Virgin Blue Holdings Limited and Tower Australia Limited.
Between March 2003 and September 2004, Mr Thomas was the Chairman, Global Corporate and Investment Bank, Australia and New Zealand of Citigroup Global Markets Australia Pty Limited. Prior to that, Mr Thomas was the CEO of Citigroup’s (formerly known as Salomon Smith Barney) Corporate and Investment Bank, Australia and New Zealand from October 1999 until February 2003. Mr Thomas holds a Bachelor of Economics from Monash University, Australia, is a Master Stockbroker and has also been a member of the Securities Institute of Australia for almost four decades and a Fellow for a decade.

Dr Seth Harrison, Deputy Chairman, Non-Executive Director
Date of appointment: 26 November 2004
Other positions: Member of the Nomination & Remuneration Committee
Background: Dr Harrison has been a director, deputy chairman and non-executive director since November 2004 and was Chief Executive Officer of HeartWare, Inc. from July 2003 through November 2004. Since September 1999, Dr Harrison has been Managing General Partner of Apple Tree Partners I, L.P., an early stage life sciences venture capital firm, which is the Company’s largest shareholder. Prior to September 1999, he held senior executive positions with Oak Investment Partners, Sevin Rosen Funds and Nazem & Company. Dr Harrison received a Bachelor of Arts from Princeton University. He received his medical degree and a Masters of Business Administration from Columbia University and completed a surgery internship at Columbia Presbyterian Hospital in New York. He serves on the board of and chairs the Finance Committee of the International Partnership for Microbicides, a Rockefeller Foundation/Gates Foundation-sponsored public-private partnership engaged in the development of anti-HIV microbicides. Dr Harrison is also a member of the Board of Trustees of the New York Studio School for Drawing, Painting and Sculpture.
Douglas Godshall, Executive Director, Chief Executive Officer, Managing Director
Date of appointment: 28 October 2006
Other positions: N/A
Background: Mr Godshall has been Chief Executive Officer since September 2006 and became a director in October 2006. Prior to joining the Company, Mr. Godshall served in various executive and managerial positions at Boston Scientific Corporation, where he had been employed since 1990, including as a member of Boston Scientific’s Operating Committee and since January 2005, as President, Vascular Surgery. Prior to this, Mr Godshall spent five years as Vice President, Business Development, at Boston Scientific, where he focused on acquisition strategies for the cardiology, electrophysiology, neuroradiology and vascular surgery divisions. Mr Godshall has a Bachelor of Arts in Business from Lafayette College and Masters of Business Administration from Northeastern University in Boston, Massachusetts.
Robert Stockman, Non-Executive Director
Date of appointment: 11 December 2006
Other positions: Member of the Audit and Compliance Committee
Background: Mr Stockman has been a director since December 2006. Since 1999, Mr Stockman has been the President and CEO of Group Outcome LLC, a US based merchant banking firm which deploys its capital and that of its financial partners in private equity and venture capital investments in medical technology companies. Mr Stockman is also the co-founder and Chairman of REVA Medical, Inc, an interventional coronary medical device company. Prior to establishing Group Outcome LLC, Mr Stockman spent18 years with Johnston Associates and Narragansett Capital Corporation, where he focused on venture capital investments in healthcare. Mr Stockman holds a Bachelors Degree from Harvard College and a Master in Business Administration from The Tuck School at Dartmouth College.

Timothy J. Barberich, Non-Executive Director
Date of appointment: 29 April 2008
Other positions: Member of the Nomination and Remuneration Committee
Background: Mr Barberich has been a director since April 2008. Mr Barberich has served as chairman of the board of directors since 1990 of Sepracor Inc., a publicly traded pharmaceutical company. Mr Barberich founded Sepracor in 1984 and served as its president from 1984 to 1990 and chief executive officer from 1984 until May 2007. Prior to founding Sepracor, Mr Barberich spent 10 years as a senior executive at Bedford, a company that provides separations products to the life science research, pharmaceutical, biotechnology and electronic markets. In May 2007, Mr Barberich became the Company’s Executive Chairman. Mr Barberich serves as a director of BioSphere Medical, Inc., Gemin X Biotechnologies, Resolvyx pharmaceuticals, Inc., Bionevia Pharmaceuticals, Inc. and Boston Medical Centre.
Dr Denis Wade AM, Non-Executive Director
Date of appointment: 15 December 2004
Other positions: Member of the Nomination & Remuneration Committee and member of the Audit & Compliance Committee
Background: Dr Wade has been a director since December 2004. From 1998 until his retirement in 2003, Dr Wade was Managing Director of Johnson & Johnson Research Pty Ltd, a research arm of Johnson & Johnson. Dr Wade is also the former Foundation Professor of Clinical Pharmacology at the University of New South Wales in Australia. Dr Wade serves on industry bodies in Australia, is a former President of the Australian Society of Clinical and Experimental Pharmacology and has held senior positions in the International Union of Pharmacology, serving as Chairman of the Clinical Pharmacology Section. Dr Wade holds a Bachelor degree in Medicine and Surgery from the University of New South Wales (Australia) and a Doctorate in Philosophy from Oxford (in the United Kingdom). He was awarded an Honorary Doctorate in Science from the University of New South Wales. He is a Fellow of the Royal Australasian College of Physicians, the Australian Institute of Company Directors and the Australian Academy of Technological Sciences and Engineering. Mr Wade has also been awarded an Order of Australia.
Dr Christine Bennett, Non-Executive Director
Date of appointment: 15 December 2004
Other positions: Member of the Nomination & Remuneration Committee and Chairman of the Audit & Compliance Committee
Background: Dr Bennett has been a director since December 2004. In June 2008, Dr Bennett was appointed as Chief Medical Officer of Bupa Australia Pty Ltd, Australia’s second largest national health insurer. Prior to this Dr Bennett was appointed as Group Executive, Health and Financial Solutions and Chief Medical Officer of MBF Australia Limited from May 2006 to June 2008. Previously Dr Bennett held the position of Chief Executive Officer and Managing Director of Research Australia, a national body of Australian organisations and companies that are committed to making health and medical research a higher national priority in Australia and globally, from September 2002 to May 2006. Dr Bennett has also been the Chief Executive Officer and Managing Director of Total Healthcare Enterprises Limited from September 2001 to August 2002, a partner of KPMG Australia in the health and life sciences area from May 2000 to September 2001 and Chief Executive Officer of Westmead Hospital and Health Service in Sydney from May 1997 to May 2000. Dr Bennett has over 20 years experience in the Australian health sector in senior executive, strategic and clinical roles. Specifically, Dr Bennett brings substantial experience as a specialist clinician, strategist and planner and chief executive in both the public and private sectors and currently serves as the Chairman of the National Health and Hospital Reform Commission. Dr Bennett holds a Bachelor of Medicine and Surgery (from the University of Sydney, Australia), Master of Paediatrics (from the University of New South Wales, Australia) and is a Fellow of the Royal Australasian College of Physicians.

5.8	Other information about the Company
The Company is a “disclosing entity” for the purposes of the Corporations Act and is subject to regular reporting and disclosure obligations under the Corporations Act and Listing Rules. The Company is required to notify ASX (subject to certain exceptions) immediately if it becomes aware of any information concerning the Company which a reasonable person would expect to have a material effect on the price or value of its securities. Following implementation of the Proposed Transaction, HeartWare International will be subject to the reporting and disclosure obligations under the Listing Rules by virtue of its listing on ASX.
The Company is also subject to the reporting requirements of the Exchange Act and is required to file annual, quarterly and current reports, proxy statements and other information with the SEC. Upon implementation of the Share Scheme, HeartWare International will become a successor to the Company’s registration under the Exchange Act and will therefore be required to file such annual, quarterly and current reports, proxy statements and other information with the SEC.
Copies of announcements made by the Company to ASX are available on ASX website at www.asx.com.au.
Further announcements concerning developments relating to the Company and the HeartWare Group will continue to be made available on ASX website after the date of this Information Memorandum. Continuous disclosure documents and reports lodged in relation to the Company can also be obtained from ASIC.
In addition, you may read and copy any document that the Company files with the SEC at the public reference room of the SEC at 100 F Street, N.E., Washington, DC 20549. You may obtain information regarding the operation of the public reference room by calling +1-800-SEC-0330. Finally, the Company’s SEC filings which are filed electronically with the SEC are publicly available through the SEC website at www.sec.gov.

6	Information about HeartWare International

6.1	Corporate overview

HeartWare International was incorporated in the US under the laws of the State of Delaware on 29 July 2008. HeartWare International is currently a wholly owned subsidiary of the Company. The rights of HeartWare International security holders are governed by the Delaware General Corporation Law, US federal securities laws and HeartWare International’s certificate of incorporation and by-laws.

The Company incorporated HeartWare International for the sole purpose of re-domiciling the HeartWare Group in the US under the Proposed Transaction. As a result, prior to implementation of the Proposed Transaction, HeartWare International has not conducted and will not conduct any business other than entering into the agreements and performing the acts which are detailed in this Information Memorandum.

If the Proposed Transaction is implemented, HeartWare International’s business will consist entirely of the business of the Company, which will become a wholly owned subsidiary of HeartWare International.

In order to be able to carry on business in Australia and be listed on ASX, HeartWare International has been registered as a foreign company in Australia under the Corporations Act. HeartWare International’s registration number is [insert details].

The Company was appointed as the local agent of HeartWare International on 5 August 2008. The Company will continue to maintain its registered office at Level 57, MLC Centre, 19-29 Martin Place, Sydney, NSW 2000, Australia.

Being registered as a foreign company in Australia requires that HeartWare International file its annual accounts with ASIC and comply with various other notification requirements (for example, notifying ASIC of the appointment and resignation of directors or changes to constituent documents). In addition, as HeartWare International will be a disclosing entity for the purposes of the Corporations Act, HeartWare International will be required to comply with the continuous disclosure provisions contained in the Corporations Act and the Listing Rules in addition to SEC and other applicable disclosure requirements in the US.

6.2	Choice of jurisdiction

The Company considers that the State of Delaware is an appropriate jurisdiction for the domicile of HeartWare International. Over 50% of all US publicly listed companies are incorporated in Delaware and it is often chosen due to well developed corporations law and efficient incorporation and administration processes.

As the Company’s aim is to redomicile in the US and obtain the advantages of being a US company (as described in section 4.2), it has adopted a standard form of by-laws for a Delaware Corporation, which would also be appropriate for a NASDAQ listed company, rather than amending the by-laws to provide Australian style protections for Shareholders. A description of some of the key differences between the Australian and Delaware legal regimes and their implications for shareholders of HeartWare International is set out in Appendix 14.

6.3	HeartWare International’s issued securities
(a)	HeartWare International Shares

At the date of this Information Memorandum, HeartWare International has on issue one share of common stock which was issued on incorporation to the Company. Following implementation of the Share Scheme, HeartWare International will buy back the share currently held by the Company.

HeartWare International has not raised any capital in the three months prior to the date of this Information Memorandum.

Under the Share Scheme, Shareholders will receive HeartWare International Shares. There are differences between the rights attaching to the Shares and to HeartWare International Shares. In addition, there are a number of significant differences between US/Delaware law and Australian law. A summary of these differences is set out in Appendix 14 of this Information Memorandum.

(b)	HeartWare International Options

HeartWare International has adopted the HeartWare International Employee Stock Option Plan under which HeartWare International will issue HeartWare International Options under the Option Scheme.

Each Optionholder will receive HeartWare International Options under the HeartWare International Employee Stock Option Plan in exchange for the cancellation of Options held by the Optionholder under the Option Scheme.

HeartWare International Options will be issued on essentially the same terms (except to the extent changes are required to comply with Delaware law) and with an exercise period equal to the unexpired exercise period of the Options they replace, except that HeartWare International Options will:
•	be issued on a one for 35 basis, meaning that an Optionholder will receive one option to subscribe for a HeartWare International Share for every 35 Options held by them on the Scheme Record Date; and

•	have an exercise price equal to 35 times the exercise price of the Options it replaces.
A copy of the HeartWare International Employee Stock Option Plan is set out in Appendix 9 of this Information Memorandum.

(c)	Restricted Stock Units

HeartWare International has adopted the HeartWare International Restricted Stock Unit Plan under which HeartWare International will issue Restricted Stock Units under the Performance Rights Scheme.

Each Performance Rights Holder will receive HeartWare International Restricted Stock Units under the HeartWare International Restricted Stock Unit Plan in exchange for the cancellation of the Performance Rights held by them under the Performance Rights Scheme.

Restricted Stock Units will be issued on essentially the same terms (except to the extent changes are required to comply with Delaware law) and with equivalent vesting conditions to the Performance Rights they replace, except that Restricted Stock Units will be issued on a one for 35 basis, meaning that a Performance Rights Holder will receive one Restricted Stock Unit for every 35 Performance Rights held by them on the Scheme Record Date.

A copy of the HeartWare International Restricted Stock Unit Plan is set out in Appendix 10 of this Information Memorandum.
6.4	Directors and management structure

The directors of HeartWare International are currently Rob Thomas (the current Chairman of the Company), Doug Godshall (the current Chief Executive Officer of the Company) and Denis Wade (currently a non-executive director of the Company).

Upon the Share Scheme becoming Effective, the remaining directors of the Company will also be appointed to HeartWare International as detailed in section 5.7 of this Information Memorandum so that the board of HeartWare International will be the same as the board of the Company.

6.5	Intentions if the Schemes become Effective

In the event that the Share Scheme becomes Effective, HeartWare International will own all of the Shares in the Company and HeartWare International will operate the business of the HeartWare Group in a manner consistent with past practice and in accordance with the strategy set out in section 5 of this Information Memorandum.

If the Option Scheme and Performance Rights Scheme become Effective, HeartWare International will issue HeartWare International Options and HeartWare International Restricted Stock Units in accordance with the requirements of the Option Scheme and Performance Rights Scheme (as applicable).

If the Option Scheme and Performance Rights Scheme do not become Effective, HeartWare International will consider all options available to it with respect to the Options and/or Performance Rights (as applicable) as further detailed in section 4 of this Information Memorandum.

6.6	New 2008 Stock Incentive Plan

The Company is also proposing to adopt a new employee incentive plan, the HeartWare International 2008 Stock Incentive Plan which will be in a form typical for US public companies and which provides important US tax benefits for the Company that are not provided in the Company’s existing incentive plans.

The HeartWare International 2008 Stock Incentive Plan will provide HeartWare International with the flexibility to issue a range of incentives to employees, officers, directors and other individuals who provide services to HeartWare International or any Affiliate of HeartWare International, including:
•	stock options;
•	stock appreciation rights;
•	stock based incentives; and
•	performance incentives.
A summary of the key terms of the HeartWare International 2008 Stock Option Plan is set out in Appendix 11 of this Information Memorandum.

Following the approval of the Proposed Transaction the HeartWare International 2008 Stock Incentive Plan will be the only plan used by HeartWare International for all future grants of incentives to employees of the HeartWare Group. The Board believes that a new employee incentive plan is an important tool to attract, motivate and retain key employees of the HeartWare Group. At the EGM, Shareholders of the Company will be asked to vote on the approval of the HeartWare International 2008 Stock Incentive Plan. Further details on the resolution to be proposed at the EGM are set out in section 8 of this Information Memorandum.

6.7	Differences between the rights attaching to the Shares and the HeartWare International Shares

For information on the differences between the rights attaching to the Shares and HeartWare International Shares please see Appendix 14 of this Information Memorandum.

In addition, there are also restrictions on the ability of Affiliates of HeartWare International to resell HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units in a public market. Further details on these restrictions are contained on page 11 of this Information Memorandum under the heading “Notice to Shareholders, Optionholders and Performance Rights Holders resident in the US”.

6.8	Conversion of the Company to a proprietary company limited by shares

Following implementation of the Proposed Transaction, HeartWare International will pass a special resolution to convert the Company from a public company to a proprietary company limited by shares and lodge all necessary documentation with ASIC to effect such conversion and for US federal tax purposes an election will be made to treat the Company as an entity disregarded from its owner.

6.9	Group Restructuring

Following the implementation of the Proposed Transaction, the HeartWare Group will consider restructuring the group to align its operational activities and its corporate structure within the US, which may include the separation of operational aspects of the business of the HeartWare Group from the holding of its intellectual property. This may be achieved by establishing an additional wholly owned subsidiary in the US (HeartWare Operations, Inc) to which HeartWare, Inc will transfer all of its assets (excluding its intellectual property) and its employees.

In addition, the Company may also consider transferring its ownership of HeartWare, Inc and HeartWare Operations, Inc to HeartWare International which will enable the eventual liquidation of the Company and removal of the Company from the HeartWare Group.

7	Investigating Accountant’s Report

Board of Directors
HeartWare Limited
Level 57, MLC Centre
19-29 Martin Place
SYDNEY NSW 2000
AUSTRALIA

Board of Directors
HeartWare International Inc
14000 NW 57th Court
Miami Lakes
Florida 33014
United States of America

5 August 2008
Grant Thornton Corporate Finance Pty Ltd
ABN 59 003 265 987
AFSL 247140

Level 17, 383 Kent Street
Sydney NSW 2000
PO Locked Bag Q800
QVB Post Office
Sydney NSW 1230

T +61 2 8297 2400
F +61 2 9299 4445
E info@gtnsw.com.au
W www.grantthornton.com.au
Dear Directors
INVESTIGATING ACCOUNTANT’S REPORT
Introduction
Grant Thornton Corporate Finance Pty Ltd (“Grant Thornton”) has been engaged by the Company to provide an Investigating Accountant’s Report (“IAR”) in connection with the proposed transaction, as a result of which the HeartWare Group will re-domicile in the United States of America, whilst maintaining a listing on the Australian Securities Exchange (“Proposed Transaction”). The Proposed Transaction will be implemented by the establishment of a new corporate structure under which HeartWare International Inc (a new company incorporated in the US) will become the parent company of the HeartWare Group and will hold all of the shares in the Company. The Proposed Transaction will take place under Australian law and will be implemented by way of three separate schemes of arrangement in relation to the Shares, Options and Performance Rights of the Company. This report is being issued for inclusion in the Information Memorandum dated on or about 5 August 2008 which is to be sent to the Company’s Shareholders and Incentive Holders.
Expressions used in the Information Memorandum have the same meaning in this report.
Financial Information
Grant Thornton has been requested to prepare a report covering the unaudited historical consolidated balance sheet and pro forma consolidated balance sheet as described below and set out in Appendix 1 of this report.
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Liability limited by a scheme approved under Professional Standards Legislation

Unaudited Historical Consolidated Balance Sheet
The unaudited historical consolidated balance sheet of the HeartWare Group as at 31 March 2008 is set out in Appendix 1 of this report. It has been extracted from the HeartWare Group’s unaudited management report and translated from Australian Dollars (“A$”) to United States Dollars (“US$”) in accordance with the foreign currency translation requirements of Australian Accounting Standards and other mandatory professional reporting requirements in Australia (“Australian GAAP”), which ensure compliance with International Financial Reporting Standards (“IFRS”). The translated unaudited historical consolidated balance sheet has then been converted from Australian GAAP/IFRS to United States Generally Accepted Accounting Principles (“US GAAP”). Reconciling adjustments between Australian GAAP/IFRS and US GAAP are included in the Notes to Appendix 1. The 31 March 2008 consolidated balance sheet prepared under US GAAP in US$ was included in a filing with the United States Securities and Exchange Commission (“SEC”) (Form 10-Q) on 12 May 2008. A comparison between the audited consolidated balance sheet at 31 December 2007 and the unaudited consolidated balance sheet at 31 March 2008, with associated commentary on the movements, is included at Appendix 2.
The Directors of the Company are responsible for the preparation and presentation of the unaudited historical consolidated balance sheet which has been prepared in accordance with Australian GAAP/IFRS and US GAAP including the translation of the unaudited historical consolidated balance sheet from A$ to US$.
The unaudited historical consolidated balance sheet in the Information Memorandum is presented in an abbreviated form as it does not include all the disclosures required under Australian GAAP/IFRS or US GAAP applicable to annual financial reports.
Pro Forma Consolidated Balance Sheet
The pro forma consolidated balance sheet of the HeartWare Group as at 31 March 2008 is set out in Appendix 1 of this report.
The Directors of the Company are responsible for the preparation and presentation of the pro forma consolidated balance sheet which has been prepared in accordance with US GAAP.
The pro forma consolidated balance sheet in the Information Memorandum is presented in an abbreviated form as it does not include all the disclosures required by US GAAP applicable to annual financial reports.

Scope
Review of the Unaudited Historical Consolidated Balance Sheet
We have reviewed the unaudited historical consolidated balance sheet displayed under both A$ and US$ in order to report whether anything has come to our attention which causes us to believe that the unaudited historical consolidated balance sheet of the HeartWare Group, as set out in Appendix 1 of this report, does not present fairly the financial position of the HeartWare Group as at 31 March 2008, in accordance with the recognition and measurement principles prescribed by Australian Accounting Standards and other mandatory professional reporting requirements in Australia, and accounting policies adopted by the HeartWare Group and disclosed in the HeartWare Group’s annual report for the year ended 31 December 2007.
We have reviewed the unaudited historical consolidated balance sheet prepared under US GAAP, including the related reconciling adjustments from Australian GAAP/IFRS shown in the Notes to Appendix 1, in order to report whether anything has come to our attention which causes us to believe that the unaudited historical consolidated balance sheet of the HeartWare Group prepared under US GAAP, as set out in Appendix 1 of this report, does not present fairly the financial position of the HeartWare Group as at 31 March 2008, in accordance with US GAAP and other mandatory professional reporting requirements in the US, and accounting policies adopted by the HeartWare Group and disclosed in the HeartWare Group’s 31 December 2007 financial statements included in a filing with the SEC (Form 10-K) on 28 February 2008.
We have conducted our review of the unaudited historical consolidated balance sheet in accordance with the Australian Auditing and Assurance Standard AUS 902 “Review of Financial Reports”. We made such enquiries and performed such procedures as we, in our professional judgement, considered reasonable in the circumstances including:
•	a review of the reconciling adjustments from Australian GAAP/IFRS to US GAAP included in the Notes to Appendix 1;

•	a review of work papers, accounting records of the HeartWare Group and other documents and reports;

•	a comparison of the consistency in application of the applicable Accounting Standards and other mandatory professional reporting requirements in Australia, and the accounting policies adopted by the HeartWare Group disclosed in the HeartWare Group’s annual report for the year ended 31 December 2007; and

•	enquiry of Directors, management and other employees of the HeartWare Group.
These procedures do not provide all the evidence that would be required in an audit, thus the level of assurance provided is less than given in an audit. We have not performed an audit and, accordingly, we do not express an audit opinion.

Review of the Pro Forma Consolidated Balance Sheet
We have reviewed the pro forma consolidated balance sheet in order to report whether anything has come to our attention which causes us to believe that the pro forma consolidated balance sheet of the HeartWare Group, as set out in Appendix 1 of this report, does not present fairly the pro forma historical consolidated financial position of the HeartWare Group as at 31 March 2008, on the basis of the pro forma transactions and adjustments described in Appendix 1 — Note 2 of this report, and is in accordance with US GAAP, and accounting policies adopted by the HeartWare Group disclosed in the HeartWare Group’s 31 December 2007 financial statements included in a filing with the SEC (Form 10-K) on 28 February 2008.
We have conducted our review of the pro forma balance sheet in accordance with the Australian Auditing and Assurance Standard AUS 902 “Review of Financial Reports”. We made such enquiries and performed such procedures as we, in our professional judgement, considered reasonable in the circumstances including:
•	a review of the pro forma transactions and adjustments;

•	a review of work papers, accounting records of the HeartWare Group and other documents and reports;

•	a comparison of the consistency in application of the recognition and measurement principles in Accounting Standards and other mandatory professional reporting requirements in the US, and the accounting policies adopted by the HeartWare Group disclosed in the HeartWare Group’s annual report for the year ended 31 December 2007; and

•	enquiry of Directors, management and other employees of the HeartWare Group.
These procedures do not provide all the evidence that would be required in an audit, thus the level of assurance provided is less than given in an audit. We have not performed an audit and, accordingly, we do not express an audit opinion.
Conclusion
Review Statement on the Unaudited Historical Consolidated Balance Sheet
Based on our review, which is not an audit, nothing has come to our attention which causes us to believe that the unaudited historical consolidated balance sheet displayed under A$ and US$, as set out in Appendix 1 of this report, does not present fairly the unaudited historical consolidated financial position of the HeartWare Group as at 31 March 2008, in accordance with the recognition and measurement principles prescribed in Australian Accounting Standards and other mandatory professional reporting requirements in Australia and also in accordance with International Financial Reporting Standards, and accounting policies adopted by the HeartWare Group and disclosed in the HeartWare Group’s annual report for the year ended 31 December 2007.

Based on our review, which is not an audit, nothing has come to our attention which causes us to believe that the unaudited historical consolidated balance sheet prepared under US GAAP, as set out in Appendix 1 of this report, does not present fairly the unaudited historical consolidated financial position of the HeartWare Group as at 31 March 2008, in accordance with US GAAP, and accounting policies adopted by the HeartWare Group and disclosed in the HeartWare Group’s 31 December 2007 financial statements included in a filing with the SEC (Form 10-K) on 28 February 2008.
Review Statement on the Pro forma Consolidated Balance Sheet
Based on our review, which is not an audit, nothing has come to our attention which causes us to believe that the pro forma consolidated balance sheet of the HeartWare Group, as set out in Appendix 1 of this report, does not present fairly the pro forma consolidated financial position of the HeartWare Group as at 31 March 2008, on the basis of the pro forma transactions and adjustments described in Appendix 1 — Note 2 of this report, and in accordance with US GAAP, and accounting policies adopted by the HeartWare Group and disclosed in the HeartWare Group’s 31 December 2007 financial statements included in a filing with the SEC (Form 10-K) on 28 February 2008.
Subsequent events
On 5 May 2008, the HeartWare Group received conditional approval of an Investigational Device Exemption (IDE) from the US Food and Drug Administration. The IDE enables the HeartWare Group to commence a bridge-to-transplant clinical trial in the US with up to 150 patients in a maximum of 28 clinical sites.
On 11 July 2008, 62,256,562 fully paid ordinary shares were issued by way of a placement at US$0.48 (A$0.50) each resulting in gross proceeds of approximately US$29,664,007 (A$31,128,281).
Apart from the above and the matters dealt with in this report, and having regard to the scope of our report, to the best of our knowledge and belief no material transactions or events outside of the ordinary business of the HeartWare Group have come to our attention that would require comment on, or adjustment to, the information referred to in our report or that would cause such information to be misleading or deceptive.
Responsibility
Grant Thornton has consented to the inclusion of this Investigating Accountant’s Report in the Information Memorandum in the form and context in which it is included, but has not authorised the issue of the Information Memorandum. Accordingly, Grant Thornton makes no representation regarding, and takes no responsibility for, any other statements, or material in, or omissions from, the Information Memorandum.
Independence
Grant Thornton does not have any interest in the outcome of the Proposed Transaction other than in connection with the preparation of this report and participation in due diligence procedures (in an advisory capacity only) for which normal professional fees will be received.

General Advice Warning
This report has been prepared, and included in the Information Memorandum, to provide investors with general information only and does not take into account the objectives, financial situation or needs of any specific investor. It is not intended to take the place of professional advice and investors should not make specific investment decisions in reliance on the information contained in this report. Before acting or relying on any information, an investor should consider whether it is appropriate for their circumstances having regard to their own objectives, financial situation or needs.
Yours faithfully
GRANT THORNTON CORPORATE FINANCE PTY LTD

NEIL COOKE	MATT ADAM-SMITH
Director	Director

Appendix 1
Pro Forma Consolidated Balance Sheet

		Unaudited as at	Unaudited as at
		31 March 2008	31 March 2008	Unaudited as at	Pro forma as at
		(Australian	(Australian	31 March 2008	31 March 2008
		GAAP/IFRS) (1)	GAAP/IFRS) (2)	(US GAAP) (3)	(US GAAP) (4)
	Note	A$’000	US$’000	US$’000	US$’000
CURRENT ASSETS
Cash and cash equivalents	3	24,923	22,880	22,880	49,610
Trade and other receivables and other current assets		793	729	729	729

TOTAL CURRENT ASSETS		25,716	23,609	23,609	50,339

NON-CURRENT ASSETS
Property, plant and equipment		3,528	3,239	3,239	3,239
Intangible assets	4	2,203	2,022	358	358

TOTAL NON-CURRENT ASSETS		5,731	5,261	3,597	3,597

TOTAL ASSETS		31,447	28,870	27,206	53,936

CURRENT LIABILITIES
Trade and other payables		(2,218)	(2,037)	(2,037)	(2,037)
Convertible notes	5	(1,513)	(1,389)	(1,389)	—

TOTAL LIABILITIES		(3,731)	(3,426)	(3,426)	(2,037)

NET ASSETS		27,716	25,444	23,780	51,899

EQUITY
Issued capital	6	94,647	76,757	76,757	105,614
Share based payments reserve	7	7,008	5,624	5,460	5,460
Foreign currency translation reserve		(1,074)	1,602	1,602	1,602
Accumulated losses	8	(72,865)	(58,539)	(60,039)	(60,777)

TOTAL EQUITY		27,716	25,444	23,780	51,899

(1)	The unaudited balance sheet has been extracted from the unaudited management report of the HeartWare Group as at 31 March 2008 which was used as the basis for the consolidated balance sheet included in a filing with the SEC (Form 10-Q) on 12 May 2008.

(2)	The translation adjustments are set out in Appendix 1 — Note 1.

(3)	The reconciling adjustments between Australian GAAP/IFRS and US GAAP are included in the Notes to this Appendix.

(4)	The pro forma consolidated balance sheet reflects the pro forma adjustments as described in Note 2.
The consolidated balance sheet should be read in conjunction with the notes set out in the following section.

Notes to the Pro Forma Consolidated Balance Sheet
Note 1 — Translation of the unaudited historical consolidated balance sheet from A$ to US$

		Unaudited as at		Unaudited as at
		31 March 2008		31 March 2008
		A$’000		US$’000
	Rate used	(Australian	Translation	(Australian
	(1)	GAAP/IFRS)	adjustments	GAAP/IFRS)
CURRENT ASSETS
Cash and cash equivalents	Spot	24,923	(2,043)	22,880
Trade and other receivables and other current assets	Spot	793	(64)	729

TOTAL CURRENT ASSETS		25,716	(2,107)	23,609

NON-CURRENT ASSETS
Property, plant and equipment	Spot	3,528	(289)	3,239
Intangible assets	Spot	2,203	(181)	2,022

TOTAL NON-CURRENT ASSETS		5,731	(470)	5,261

TOTAL ASSETS		31,447	(2,577)	28,870

CURRENT LIABILITIES
Trade and other payables	Spot	(2,218)	181	(2,037)
Convertible notes	Spot	(1,513)	124	(1,389)

TOTAL LIABILITIES		(3,731)	305	(3,426)

NET ASSETS		27,716	(2,272)	25,444

EQUITY
Issued capital	Historical	94,647	(17,890)	76,757
Share based payments reserve	Historical	7,008	(1,384)	5,624
Foreign currency translation reserve (2)	n/a	(1,074)	2,676	1,602
Accumulated losses	Historical	(72,865)	14,326	(58,539)

TOTAL EQUITY		27,716	(2,272)	25,444

(1)	Under Australian GAAP/IFRS assets and liabilities are translated at the spot rate ruling on the balance sheet date. Equity items are translated at the historical rate on the date the transaction occurred (an average rate is permitted for revenue and expense items in certain circumstances). There are no material applicable differences between the Australian GAAP/IFRS treatment of the above foreign currency translation and the treatment under US GAAP.

(2)	The foreign currency translation reserve represents the cumulative differences resulting from the translation of balance sheet items at differing exchange rates.

Note 2 — Pro forma adjustments
The pro forma consolidated balance sheet of the HeartWare Group assumes implementation of the Proposed Transaction and is based on the assumption that the following transactions and events contemplated in the Information Memorandum, referred to as the pro forma adjustments, which are to take place on or before the completion of the Proposed Transaction, had occurred on or before 31 March 2008:
•	issue of 62,256,562 fully paid ordinary shares by way of a placement on 11 July 2008 at US$0.48 (A$0.50) each resulting in gross proceeds of approximately US$29,664,007 (A$31,128,281);

•	expenses associated with the placement of shares amounting to US$807,000 (A$846,000);

•	share consolidation as part of the Proposed Transaction in the ratio of approximately 1 share in HeartWare International Inc for every 35 Shares held in the Company;

•	expenses associated with the Proposed Transaction of US$738,000 (A$775,000); and

•	redemption of the convertible notes for cash at their carrying value on 31 March 2008 of $1,389,000.

Note 3 — Cash and cash equivalents

US$’000
Unaudited cash and cash equivalents at 31 March 2008 under Australian GAAP/IFRS (translation to US$ is shown in Note 1)	22,880

Reconciling adjustments to US GAAP:
None	—

Unaudited cash and cash equivalents at 31 March 2008 under US GAAP	22,880

Pro forma transactions:
Proceeds from shares issued	29,664
Expenses associated with issue of shares	(807)
Expenses associated with the Proposed Transaction	(738)
Redemption of convertible notes	(1,389)

Pro forma cash and cash equivalents under US GAAP	49,610

Note 4 — Intangible assets

US$’000
Unaudited intangible assets at 31 March 2008 under Australian GAAP/IFRS (translation to US$ is shown in Note 1)	2,022

Reconciling adjustments to US GAAP:
Research and development costs capitalised under Australian GAAP/IFRS and expensed under US GAAP	(1,664)

Unaudited intangible assets at 31 March 2008 under US GAAP	358

Pro forma transactions:
None	—

Pro forma intangible assets under US GAAP	358

Note 5 — Convertible notes

US$’000
Unaudited convertible notes at 31 March 2008 under Australian GAAP/IFRS (translation to US$ is shown in Note 1)	1,389

Reconciling adjustments to US GAAP:
None	—

Unaudited convertible notes at 31 March 2008 under US GAAP	1,389

Pro forma transactions:
Redemption of the convertible notes for cash at their carrying value on 31 March 2008	(1,389)

Pro forma convertible notes under US GAAP	—

Note 6 — Issued capital

US$’000
Unaudited issued capital at 31 March 2008 under Australian GAAP/IFRS (translation to US$ is shown in Note 1)	76,757

Reconciling adjustments to US GAAP:
None	—

Unaudited issued capital at 31 March 2008 under US GAAP	76,757

Pro forma transactions:
Issue of shares	29,664
Issue costs directly attributable to new share issue	(807)

Pro forma issued capital under US GAAP	105,614

No. of shares
Unaudited number of shares issued at 31 March 2008 under Australian GAAP/IFRS	248,100,277

Reconciling adjustments to US GAAP:
None	—

Unaudited number of shares issued at 31 March 2008 under US GAAP	248,100,277

Pro forma transactions:
Shares issued under the placement	62,256,562
Reduction in number of shares at approximately 1 share per original 35 shares held*	(301,489,501)

Pro forma number of shares issued under US GAAP	8,867,338

*	As many individual shareholdings will not be exact multiples of 35 this figure cannot be determined accurately prior to the share reduction due to rounding. The figure shown will not be materially different from the ultimate total number of ordinary shares on issue.

Note 6 — Issued capital (continued)
As the Proposed Transaction, for accounting purposes, is an exchange of equity interests among entities under common control, the transaction is accounted for at the historical cost of the assets and liabilities acquired from the HeartWare Group.
The resulting group consists of the historical cost of the assets and liabilities of the Company and its controlled entities (excluding HeartWare International Inc) at the time of the Proposed Transaction and the historical cost assets and liabilities of HeartWare International Inc. The latter consists only of $1 of cash and $1 of share capital.
As the pro forma balance sheet is reported in thousands of dollars, the introduction of HeartWare International Inc’s balance sheet into the HeartWare Group does not result in a visible change to the pro forma balance sheet.
Note 7 — Share based payments reserve

US$’000
Unaudited share based payments reserve at 31 March 2008 under Australian GAAP/IFRS (translation to US$ is shown in Note 1)	5,624

Reconciling adjustments to US GAAP:
Share option awards expensed and credited to this reserve under Australian GAAP/IFRS but not under US GAAP (due to different recognition criteria)	(164)

Unaudited share based payments reserve at 31 March 2008 under US GAAP	5,460

Pro forma transactions:
None	—

Pro forma share based payments reserve under US GAAP	5,460

Note 8 — Accumulated losses

US$’000
Unaudited accumulated losses at 31 March 2008 under Australian GAAP/IFRS (translation to US$ is shown in Note 1)	(58,539)

Reconciling adjustments to US GAAP:
Share option awards expensed under Australian GAAP/IFRS but not under US GAAP (due to different recognition criteria)	164
Research and development costs capitalised under Australian GAAP/IFRS and expensed under US GAAP	(1,664)

Unaudited accumulated losses at 31 March 2008 under US GAAP	(60,039)

Pro forma transactions:
Expenses associated with the Proposed Transaction	(738)

Pro forma accumulated losses under US GAAP	(60,777)

Appendix 2
Comparison to most recent audited consolidated balance sheet
Set out below is a comparison between the audited consolidated balance sheet of the HeartWare Group as at 31 December 2007 and the unaudited consolidated balance sheet at 31 March 2008. Both balance sheets are prepared under US GAAP in US$ and management’s commentary on the movement is included below. The balance sheet of the Company at 31 December 2007 was derived from HeartWare Group’s audited financial statements included in a filing with the SEC (Form 10-K) on 28 February 2008.

	Audited as at	Unaudited as at	Movement from
	31 December 2007	31 March 2008	31 December 2008
	(US GAAP)	(US GAAP)	to 31 March 2008
	US$’000	US$’000	US$’000
CURRENT ASSETS
Cash and cash equivalents	28,276	22,880	(5,396)
Trade and other receivables	783	729	(54)

TOTAL CURRENT ASSETS	29,059	23,609	(5,450)

NON-CURRENT ASSETS
Property, plant and equipment	2,978	3,239	261
Intangible assets	318	358	40

TOTAL NON-CURRENT ASSETS	3,296	3,597	301

TOTAL ASSETS	32,355	27,206	(5,149)

CURRENT LIABILITIES
Trade and other payables	(1,756)	(2,037)	(281)
Convertible notes	(1,327)	(1,389)	(62)

TOTAL LIABILITIES	(3,083)	(3,426)	(343)

NET ASSETS	29,272	23,780	(5,492)

EQUITY
Issued capital	76,757	76,757	—
Share based payments reserve	5,102	5,460	358
Foreign currency translation reserve	612	1,602	990
Accumulated losses	(53,199)	(60,039)	(6,840)

TOTAL EQUITY	29,272	23,780	(5,492)

Commentary on material movements in the consolidated balance sheet
This commentary is included for information only based on discussion with the HeartWare Group’s management.
Cash and cash equivalents
Cash balances have decreased by $5.4 million from 31 December 2007 to 31 March 2008, primarily as a result of additions to property, plant and equipment and the loss from operations, both of which are addressed below.
Additions of property plant and equipment
The increase of $0.3 million in the carrying value of property, plant and equipment was primarily a result of $0.4 million in additions offset by $0.1 million in depreciation.
The impact on cash was a reduction of $0.4 million.
Loss from operations
Of the $5.4 million cash decrease, $0.4 million relates to additions to property, plant and equipment, leaving an additional $5.0 million as relating primarily to operational cash outflows.
There was a net loss for the 2007 financial year of $21.9 million. Two components of this loss were share based payments of $2.3 million and depreciation of $0.5 million. There were immaterial working capital movements, and therefore the operational cash outflows were approximately $19.1 million for the year. This represents a quarterly cash outflow of $4.8 million and is not materially different to the $5.0 million of operating cash outflows for the 3 months ended 31 March 2008.

8	Explanatory Statement for the EGM
Set out below is the explanatory statement which has been prepared for the information of Shareholders in connection with the business to be conducted at the EGM of the Company to be held at [insert time] on [    ] 2008 at [insert location]. Further information regarding the business of the EGM which is required to be provided to Shareholders to comply with US law is set out at Appendix 15.
This information is important. You should read the information relating to the EGM carefully, and if necessary seek your own independent advice.
The Directors unanimously recommend that Shareholders vote in favour of the Resolution, which seeks approval of the HeartWare International 2008 Stock Incentive Plan.
The Chairman of the Board intends to vote undirected proxies in favour of the Resolution at the EGM.
Approval of the HeartWare International 2008 Stock Incentive Plan
HeartWare International’s board of directors has approved and adopted the HeartWare International 2008 Stock Incentive Plan, subject to approval of the Shareholders of the Company.
Approval of the HeartWare International 2008 Stock Incentive Plan by Shareholders of the Company will be considered approval of the HeartWare International 2008 Stock Incentive Plan for the purposes of section 162(m) and 422 of the US Internal Revenue Code 1986, as amended.
Provided that the Share Scheme becomes Effective, it is expected that no further Options will be offered under the Company’s current Employee Share Option Plan, irrespective of whether the HeartWare International 2008 Stock Incentive Plan is approved.
The HeartWare International 2008 Stock Incentive Plan will provide HeartWare International with the flexibility to issue a range of incentives to employees, officers, directors and other individuals who provide services to HeartWare International or any Affiliate of HeartWare International, including:
•	stock options;
•	stock appreciation rights;
•	stock based incentives; and
•	performance incentives.
A summary of the key terms of the HeartWare International 2008 Stock Incentive Plan is set out in Appendix 11 of this Information Memorandum. A copy of the HeartWare International 2008 Stock Incentive Plan is set out in Appendix 12 of this Information Memorandum. Copies of the HeartWare International 2008 Stock Incentive Plan will be made available on ASX’s website prior to the EGM and will also be available from the Company’s registered office for inspection or by written request to the Company Secretary.

9	Implementation of the Proposed Transaction
9.1	Steps for implementing the Schemes

To implement the Schemes, the steps set out below have been, or must be taken:
(a)	the Company and HeartWare International entered into the Implementation Agreement on 5 August 2008 under which they have agreed to implement the Schemes. A copy of the Implementation Agreement is included in Appendix 1;
(b)	on [insert date], HeartWare International executed the Deeds Poll in favour of each Scheme Participant. Under the Deeds Poll, HeartWare International undertakes to perform certain obligations under the Implementation Agreement and the Schemes, including covenanting to provide the Scheme Consideration. Copies of the Deeds Poll are included in Appendices 6 to 8;

(c)	on [insert date], the Court ordered that the Company convene:
•	the Share Scheme Meeting on [insert date] for the purpose of considering and, if thought fit, approving the Share Scheme;
•	the Option Scheme Meeting on [insert date] for the purpose of considering and, if thought fit, approving the Option Scheme; and
•	the Performance Rights Scheme Meeting on [insert date] for the purpose of considering and, if thought fit, approving the Performance Rights Scheme;
(d)	the Company has also convened an EGM on [insert date] at which it will seek approval for the Resolution contained in section 8 of the Information Memorandum;

(e)	if:
•	the Share Scheme is approved by the requisite majorities (see section 9.5 below) of Shareholders voting at the Share Scheme Meeting;
•	the Option Scheme is approved by the requisite majorities (see section 9.5 below) of Optionholders voting at the Option Scheme Meeting;
•	the Performance Rights Scheme is approved by the requisite majorities (see section 9.5 below) of Performance Rights Holders voting at the Performance Rights Scheme Meeting;

•	all of the conditions contained in clause 2 of the Implementation Agreement (other than approval by the Court) are satisfied, or where possible, waived; and
•	the Implementation Agreement has not been terminated,
on or before the dates specified for such steps under the Implementation Agreement, then the Company will apply to the Court for orders approving the Schemes. The Court has discretion to refuse to grant the orders approving the Schemes, or any of them, even if the Schemes are approved by the requisite majorities of eligible Shareholders and Incentive Holders. If the Court orders referred to above are obtained, then the Company and HeartWare International will take or procure the taking of steps required to implement the Schemes, namely:
•	the Company will lodge with ASIC an office copy of the Court orders under section 411 of the Corporations Act, approving the Schemes, upon which the Schemes will become Effective; and
•	on the Implementation Date:
(i)	in consideration for the transfer of Shares to HeartWare International, HeartWare International will issue the Share Scheme Consideration to each Scheme Shareholder (or to the Nominee on behalf of any Ineligible Overseas Shareholder (as to which, see section 9.10 below)) in accordance with the provisions of the Share Scheme;
(ii)	all Options will be cancelled and HeartWare International will issue the Option Scheme Consideration to each Scheme Optionholder in accordance with the provisions of the Option Scheme; and
(iii)	all Performance Rights will be cancelled and HeartWare International will issue the Performance Rights Scheme Consideration to such Scheme Performance Rights Holders in accordance with the provisions of the Performance Rights Scheme.
The Schemes are also subject to certain other conditions, which are described at Section 9.2 below.

9.2	Conditions precedent

The obligations of the Company and HeartWare International to implement the Schemes are subject to the following conditions being satisfied or, where applicable, waived in accordance with the terms of the Implementation Agreement.
(a)	Conditions precedent to implementation of the Share Scheme
•	No Prohibitive Orders - prior to 8.00am on the Second Court Hearing Date, no judicial authority or entity and no Government Agency taking and not withdrawing any action, or imposing any legal restraint or prohibition, to prevent the implementation of the Proposed Transaction (or any transaction contemplated by the Proposed Transaction);

•	Regulatory Consents - all approvals, consents or waivers which the parties agree are required to implement the Proposed Transaction (other than the approval by the Court of the Share Scheme under section 411(4)(b) of the Corporations Act) having been obtained or deemed to be obtained by 5.00pm on the Business Day immediately prior to the Second Court Date including ASIC and ASX providing all consents, approvals and waivers and doing other acts which are necessary or reasonably desirable to implement the Proposed Transaction on terms that are unconditional or subject only to conditions which are acceptable to the Company;
•	Shareholder approval - Shareholders approving the Share Scheme at the Share Scheme Meeting (or any adjournment or postponement of it at which the Share Scheme is voted on) by the requisite majorities under the Corporations Act;
•	Court approval of Share Scheme - the Court approving the Share Scheme in accordance with section 411(4)(b) of the Corporations Act either unconditionally or on conditions that are customary or usual;
•	ASX Listing - ASX approving:
(i)	HeartWare International for admission to the official list of ASX;

(ii)	the CDIs for official quotation by ASX,
in each case conditional only on the Share Scheme becoming Effective and HeartWare International providing the information required by the ASX approval or by the Listing Rules and satisfying any conditions in the ASX approval with regard to the deferred trading of the CDIs;
•	Depository - before 5.00pm on the Business Day prior to the Second Court Date, HeartWare International having appointed a Depositary and the Depositary agreeing to the allotment to it of HeartWare International Shares under the Share Scheme;
•	Nominee - before 5.00pm on the Business Day prior to the Second Court Date, HeartWare International having appointed a Nominee and the Nominee agreeing to sell the CDIs in respect of the entitlements of Ineligible Overseas Shareholders under the Share Scheme; and
•	Ability to issue CDIs - before 5.00pm on the Business Day prior to the Second Court Date, HeartWare International having done everything necessary under the ASTC Settlement Rules to enable it to issue CDIs other than the allotment to the Depositary of HeartWare International Shares under the Share Scheme.

(b)	Conditions precedent to implementation of the Option Scheme
•	Share Scheme Conditions satisfied - each of the conditions precedent to the Share Scheme as described in section 9.2(a) having been satisfied or waived;
•	Optionholder Approval - Optionholders approving the Option Scheme at the Option Scheme Meeting (or any adjournment or postponement of it at which the Option Scheme is voted on) by the requisite majorities under the Corporations Act;
•	Court Approval of Option Scheme - the Court approving the Option Scheme in accordance with section 411(4)(b) of the Corporations Act either unconditionally or on conditions that are customary or usual;
(c)	Conditions precedent to the implementation of the Performance Rights Scheme
•	Share Scheme Conditions satisfied - each of the conditions precedent to the Share Scheme as described in section 9.2(a) having been satisfied or waived;
•	Performance Rights Holder Approval - Performance Rights Holders approving the Performance Rights Scheme at the Performance Rights Scheme Meeting (or any adjournment or postponement of it at which the Performance Rights Scheme is voted on) by the requisite majorities under the Corporations Act; and
•	Court Approval of Performance Rights Scheme - The Court approving the Performance Rights Scheme in accordance with section 411(4)(b) of the Corporations Act either unconditionally or on conditions that are customary or usual.
9.3	No Encumbrances on Shares

Shareholders should be aware that clause 7 of the Share Scheme provides that each Scheme Shareholder is deemed to have warranted to HeartWare International that:
(a)	all of his or her Shares (including any rights and entitlements attaching to those Shares) transferred to HeartWare International under the Share Scheme will, on the Implementation Date, be fully paid and free from all mortgages, charges, liens, encumbrances, pledges, security interests and other third-party interests of any kind, whether legal or otherwise; and
(b)	he or she has full power and capacity to transfer his or her Shares (including any rights and entitlements attaching to those Shares).

9.4	Termination

The Implementation Agreement may be terminated by the Company, by giving written notice to the other party, at any time prior to 8.00am on the Second Court Date if:
(a)	the other party is in material breach of any of the terms of the Implementation Agreement and:
•	the party wishing to terminate has given the other party a written notice:
(i)	setting out the details of the breach; and

(ii)	stating its intention to terminate, and
•	the breach continues to exist 5 Business Days (or any shorter period ending at 5.00pm on the day before the Second Court Date) from the date the notice is given; or
(b)	the Board of the Company withdraws its recommendation of the Schemes.
All of the obligations in the Implementation Agreement with respect to a Scheme will terminate automatically without the need for action by any party in the event that:
(a)	the Independent Expert opines that such Scheme is not fair and reasonable and in the best interests of the Shareholders, Optionholders or Performance Rights Holders (as relevant); or
(b)	the Company’s Shareholders or Incentive Holders (as relevant) fail to approve such Scheme by the necessary majorities at the relevant Scheme Meeting; or
(c)	the Court refuses to grant an order convening any required Scheme Meeting or approving such Scheme and either the parties agree not to conduct an appeal or the parties agree to conduct an appeal but the appeal is unsuccessful; or
(d)	such Scheme is not approved by the Court under section 411(4)(b) of the Corporations Act on or before the Sunset Date.

9.5	Voting majorities required to approve Schemes

For the Schemes to become Effective, the resolutions proposed at the Scheme Meetings must be approved:
(a)	in the case of a resolution approving the Share Scheme:
•	by a majority in number of Shareholders present and voting at the Share Scheme Meeting (either in person or by proxy, attorney or corporate representative); and
•	by Shareholders holding at least 75% of the votes cast on the resolution;
(b)	in the case of a resolution approving the Option Scheme:
•	by a majority in number of Optionholders present and voting at the Option Scheme Meeting (either in person or by proxy, attorney or corporate representative);
•	being a majority whose Options in aggregate represent at least 75% by value of the total Options held by the Optionholders present and voting (either in person or by proxy, attorney or corporate representative) at the Meeting; and
(c)	in the case of a resolution approving the Performance Rights Scheme:
•	by a majority in number of Performance Rights Holders present and voting at the Performance Rights Scheme Meeting (either in person or by proxy, attorney or corporate representative);
•	being a majority whose Performance Rights in aggregate represent at least 75% by value of the total Performance Rights held by the Performance Rights Holders present and voting (either in person or by proxy, attorney or corporate representative) at the Meeting.
9.6	Key dates for the Implementation of the Schemes

The key dates with regard to the implementation of the Schemes include:
(a)	Effective Date - the date on which the Court order approving the Schemes takes effect, being the date it is lodged with ASIC;
(b)	Scheme Record Date - the date on which the Share Register, the Option Register and the Performance Rights Register (as relevant) is examined to determine who is entitled to participate in the Schemes;
(c)	Implementation Date - the date on which:
•	the Shares held by the Scheme Shareholders will be transferred to HeartWare International and HeartWare International Shares will be issued to Scheme Shareholders as consideration;
•	the Options held by the Scheme Optionholders will be cancelled and HeartWare International Options will be issued to Scheme Optionholders as consideration; and
•	the Performance Rights held by Scheme Performance Rights Holders will be cancelled and HeartWare International Restricted Stock Units will be issued to Scheme Performance Rights Holders as consideration.
An indicative timetable including each of the above dates is set out on page 1 of this Information Memorandum.

9.7	Determination of entitlements under the Share Scheme

For the purposes of determining which Shareholders are eligible to participate in the Share Scheme, dealings in the Shares will only be recognised if:
•	in the case of dealings of the type to be effected using CHESS, the transferee is registered in the Share Register as the holder of the relevant Shares by the Scheme Record Date; and
•	in all other cases, registrable transmission applications or transfers in respect of those dealings are received on or before the Scheme Record Date at the place where the Share Register is kept.
The Company must register registrable transmission applications or transfers in respect of those dealings that are received on or before the Scheme Record Date at the place where the Share Register is kept, provided that nothing in this section 9.7 requires the Company to register a transfer that would result in a Shareholder holding a parcel of Shares that is less than a marketable parcel.

For the purposes of determining entitlements under the Share Scheme, the Company will not accept registration or recognise for any purpose, any transmission, application or transfer in respect of Shares received after the Scheme Record Date. The Company will use its Share Register in the manner described above to determine the entitlements of Scheme Shareholders under the Share Scheme.

9.8	Election for HeartWare International Shares rather than CDIs

A Scheme Shareholder may make an election to receive HeartWare International Shares rather than CDIs under the Share Scheme however, HeartWare International Shares will not be tradable on any public market. If a Scheme Shareholder does not make an election, they will receive CDIs under the Share Scheme.

A Scheme Shareholder election must be made by notice in writing to the Company’s Share Registry which must be received by the Share Registry by 5.00pm on the Scheme Record Date (or such other date as agreed by the Company and HeartWare International). Shareholders who provide the necessary notice will be issued HeartWare International Shares instead of CDIs in respect of those Shares. HeartWare International Shares will be exchangeable for CDIs following implementation of the Proposed Transaction at any time subject to compliance with US securities laws.

9.9	Effect of the Schemes
(a)	Share Scheme
If the Share Scheme becomes Effective then:
•	on the Implementation Date:
•	the Shares that are held by Scheme Shareholders will be transferred to HeartWare International without the need for any further action by Scheme Shareholders;
•	save as set out at 9.10 below with respect to Ineligible Overseas Shareholders, HeartWare International will issue, or cause to be issued:
(i) one CDI for every one Share held by Scheme Shareholders on the Scheme Record Date, where the Scheme Shareholder has not made an election in accordance with section 9.8 above; or
(ii) one HeartWare International Share for every 35 Shares held by the Scheme Shareholder on the Scheme Record Date, where the Scheme Shareholder has made an election in accordance with section 9.8 above; and
•	within five Business Days of the Implementation Date, HeartWare International will:
(i) issue holding statements, certificates or transmittal letters (as the case may be) for such CDIs or HeartWare International Shares in the name of such persons; and
(ii) procure the dispatch of such holding statements, certificates or transmittal letters to the address shown in the Share Register for such persons.
(b)	Option Scheme
If the Option Scheme becomes Effective then:,
•	on the Implementation Date:
i.	the Options held by each Scheme Optionholder will be cancelled without the need for any further action by Scheme Optionholders;
ii.	HeartWare International will issue one HeartWare International Option to each Scheme Optionholder for every 35 Options held by such Scheme Optionholder as at the Scheme Record Date; and

•	within five Business Days of the Implementation Date, HeartWare International will:
i.	issue certificates for such HeartWare International Options in the name of such persons; and
ii.	procure the dispatch of such certificates to the address shown in the Option Register for such persons.
(c)	Performance Rights Scheme
If the Performance Rights Scheme becomes Effective then:
•	on the Implementation Date:
i.	the Performance Rights held by each Scheme Performance Rights Holder will be cancelled without the need for any further input by Scheme Performance Rights Holders;
ii.	HeartWare International will issue one Restricted Stock Unit to each Scheme Performance Rights Holder for every 35 Performance Rights held by such Scheme Performance Rights Holder as at the Scheme Record Date;
•	within five Business Days of the Implementation Date, HeartWare International will:
i.	issue certificates for such HeartWare International Restricted Stock Units in the name of such persons; and
ii.	procure the dispatch of such certificates to the address shown in the Restricted Stock Unit Holder Register for such persons.
9.10	Ineligible Overseas Shareholders
All Shareholders whose addresses, as shown in the Share Register on the Scheme Record Date, are in a place outside of Australia and its external territories, New Zealand or the US, have been classified as Ineligible Overseas Shareholders.
The issue of HeartWare International Shares to such Shareholders may be prohibited by the laws of the jurisdictions in which they reside or may require compliance with conditions or legal requirements which HeartWare International regards as onerous. Unless HeartWare International is satisfied that the laws of an Ineligible Overseas Shareholder’s place of residence or registered address, as shown in the Share Register, do not prevent the issue or allotment of HeartWare International Shares (without being obliged to conduct any investigation into the matter) and if HeartWare International considers that the compliance requirements are not too onerous, HeartWare International will not issue HeartWare International Shares to Ineligible Overseas Shareholders.

HeartWare International will instead issue and allot CDIs in respect of such Ineligible Overseas Shareholder’s entitlements to a nominee appointed by HeartWare International. The Nominee will:
•	as soon as reasonably practicable (at the risk of the Ineligible Overseas Shareholder) sell the CDIs issued to it; and
•	account to each Ineligible Overseas Shareholder for the net proceeds of the sale of the CDIs allotted in respect of that Ineligible Overseas Shareholder (calculated on an averaged basis so that all Ineligible Overseas Shareholders receive the same price per CDI (subject to rounding to the nearest cent) and after deduction of any applicable brokerage and other taxes and charges), in full satisfaction of that Ineligible Overseas Shareholder’s rights to Share Scheme Consideration. The Nominee will have a discretion to determine the price at which the CDIs issued to it may be sold and the manner of any such sale. Neither HeartWare International or the Nominee will be subject to any liability for failure to sell such CDIs at any particular price.
9.11	Trading CDIs
If the Court approves the Share Scheme, the Company will notify ASX of the Court approval on the date of that approval.
Suspension of trading in the Shares on ASX will occur from the close of trading on the date on which the Company lodges the Court order approving the Share Scheme with ASIC.
Deferred settlement trading of CDIs, representing HeartWare International Shares, will commence on ASX after the trading of the Shares is suspended. CDIs are expected to commence trading on ASX on a normal T+3 settlement basis on [ ] 2008, being the Business Day following the dispatch of holding statements. Should you wish to trade your CDIs before the issue of holding statements, you will do so at your own risk. The proceeds from the sale of securities sold on a deferred delivery basis will not be received until after the deferred delivery period has ended.
The Company will apply for termination of the official quotation of the Shares on ASX after the Implementation Date.
Unless and until HeartWare International Shares are listed for trading on NASDAQ or another exchange, there will be no US public market for HeartWare International Shares.

9.12	Cancellation of Standalone Options
In conjunction with the Schemes, the Standalone Options granted in the Company will be cancelled and, in consideration of the cancellation, HeartWare International will issue to the Standalone Optionholders one HeartWare International Standalone Option for every 35 Standalone Options held by the Standalone Optionholders. Any fractions of HeartWare International Standalone Options will be rounded down to the nearest whole number of HeartWare International Standalone Options.
The cancellation of the Standalone Options in the Company and the offer of HeartWare International Standalone Options is conditional on:
•	the Share Scheme becoming Effective; and
•	all ASX waivers which the parties agree are required to effect the cancellation of the Standalone Options in the Company and issue the HeartWare International Standalone Options being obtained on terms that are unconditional or subject only to conditions which are acceptable to the Company.
The HeartWare International Standalone Options will be issued on essentially the same terms as the existing Standalone Options (except to the extent that changes are required to comply with Delaware law).
9.13	Compulsory acquisition of Options and Performance Rights
If the Share Scheme is approved but the Option Scheme and/or Performance Rights Scheme is not, HeartWare International may compulsorily acquire the Options and/or Performance Rights using the general statutory rights of compulsory acquisition under the Corporations Act.
If HeartWare International proceeds to compulsorily acquire Options and/or Performance Rights (or the Shares issued on exercise of such Options or Performance Rights) under the Corporations Act, HeartWare International may only acquire Options, Performance Rights and/or Shares for a cash sum and must pay the same amount for each of the Options and/or Performance Rights and/or Shares acquired. The procedures for compulsorily acquiring Options, Performance Rights and/or Shares requires HeartWare International to provide Incentive Holders or Shareholders (as applicable) with the following:
•	a compulsory acquisition notice (which, amongst other things, specifies a period in which Incentive Holders or Shareholders may object to the acquisition);
•	an expert’s report prepared by an expert nominated by ASIC, which states whether, in the expert’s opinion, the terms proposed in the compulsory acquisition notice give a fair value for the Options, Performance Rights or Shares (as applicable); and
•	an objection form.

HeartWare International can only proceed with the compulsory acquisition if:
•	the Optionholders, Performance Rights Holders and/or Shareholders (as applicable) who objected to the compulsory acquisition together hold less than 10% by value of the remaining Options and/or Performance Rights Holders by the end of the objection period, which must be at least one month; or
•	the Court approves the compulsory acquisition.
If Optionholders, Performance Rights Holders or Shareholders (as applicable) who hold at least 10% of the Options, Performance Rights or Shares covered by the compulsory acquisition notice object to the acquisition before the end of the objection period, HeartWare International must give everyone to whom the compulsory acquisition notice was sent, notice that the proposed compulsory acquisition will not occur or a notice that HeartWare International has applied to the Court for approval of the compulsory acquisition.
If HeartWare International elects to apply to the Court for approval of the compulsory acquisition of Options, Performance Rights and/or Shares, the burden of proof is on HeartWare International to establish to the Court’s satisfaction that the terms set out in the compulsory acquisition notice give a fair value for the Options, Performance Rights and/or Shares. HeartWare International will bear the costs that a person incurs on legal proceedings in relation to the compulsory acquisition, unless the Court is satisfied that the person acted improperly, vexatiously or otherwise unreasonably.

10	Taxation implications for Shareholders and Incentive Holders
The tax discussion set out in sections 10.1 and 10.2 of this Information Memorandum was prepared by and is the responsibility of PwC Australia. The tax discussion set out in section 10.3 of this Information Memorandum was prepared by the Company but was reviewed by and is the responsibility of PwC LLP.
10.1	Australian tax implications
This section, prepared by PricewaterhouseCoopers, comments on the general Australian taxation position of individual and corporate resident and non-resident Shareholders and Incentive Holders of the Company in relation to the “disposal” of their shares, options and performance rights in exchange for shares, options and restricted stock units in HeartWare International pursuant to three Schemes of Arrangements under Part 5.1 of the Corporations Act. In providing this opinion PricewaterhouseCoopers has relied upon certain facts, set out in this Information Memorandum and in the Implementation Agreement, which have not been independently reviewed or verified by PricewaterhouseCoopers.
The summary contained in this section regarding the Australian tax considerations does not purport to be a complete analysis of the potential tax consequences of the Proposed Transaction, and is intended as a general guide to the Australian tax implications only. It should not be a substitute for specific advice from an appropriate professional adviser and all Shareholders and Incentive Holders are strongly advised to obtain their own professional advice on the tax implications based on their own specific circumstances.
The comments are based on the law and understanding of the practice of the tax authorities in Australia as at the date of this document. These are subject to change periodically as is their interpretation by the courts.
Note that we have not addressed in this section, the non-Australian tax position of Shareholders and Incentive Holders.
To persons receiving this document in Australia we note the information contained in this document does not constitute “financial product advice” within the meaning of the Corporations Act 2001 (Cth) (“Corporations Act”). The PricewaterhouseCoopers partnership which is providing this advice is not licensed to provide financial product advice under the Corporations Act. To the extent that this document contains any information about a “financial product” within the meaning of the Corporations Act, taxation is only one of the matters that must be considered when making a decision about the relevant financial product. This material has been prepared for general circulation and does not take into account the objectives, financial situation or needs of any recipient. Accordingly, you should, before acting on this material, consider taking advice from a person who is licensed to provide financial product advice under the Corporations Act. Before acting on this material, you should also consider the appropriateness of this material having regard to your objectives, financial situation and needs and consider obtaining independent financial advice.

1.	Australian tax considerations

Category of taxpayer	Relevant section
Australian resident individual	2
Australian resident company	3
Australian resident complying superannuation fund	4
Australian resident trust (not taxed as a company)	5
Non-resident Shareholder	6
Optionholder	7
Performance Rights Holder	8
Where relevant to the particular category of taxpayer, each of the Sections referred to above contains information relating to the tax implications of:
•	the transfer of the Shares of the Company to HeartWare, and the cancellation of all Options and Performance Rights and the reissue of replacement options and restricted stock units in HeartWare under the Schemes;
•	the future disposal of the HeartWare shares, options or restricted stock units that you receive under the Schemes; and
•	the receipt of future dividends from HeartWare. In this regard we note that the Company has not paid any dividends to its shareholders in the past, and we understand it is uncertain whether HeartWare will pay dividends to its shareholders in the future.
We also provide similar comments in relation to the cancellation and reissue of Standalone Options under the cancellation deed.
As outlined in the Information Memorandum, Shareholders will receive the HeartWare International Shares to which they are entitled in the form of CDIs (unless you elect otherwise). Therefore, references in Sections 2 to 7 below to HeartWare shares should also be read as a reference to CDIs in respect of such HeartWare shares.
Please also refer to Section 9 which outlines the stamp duty and goods and services tax (“GST”) consequences, and Section 10 which details the potential application of the foreign investment fund (“FIF”) rules.

2.	Australian tax consequences of the Share Scheme for Australian resident individuals
(a)	Transfer of Shares held on capital account
The Australian tax implications of the Share Scheme when you hold your Shares on capital account (eg you are not in the business of trading shares), will depend on whether you acquired your Shares before 20 September 1985 (ie the shares are pre-Capital Gains Tax (“CGT”)) or on or after 20 September 1985 (ie the shares are post-CGT).
As the Company was established in 2004 and listed on the ASX in January 2005, we understand all Company shares will be post-CGT Company shares.
Under the Share Scheme, you will be issued with one HeartWare share CDI for every one Share, or you can elect to be issued with one share of HeartWare Common Stock, for every thirty five Shares held. Subject to our comments below on the application of scrip-for-scrip rollover relief, this will be a CGT event in respect of your Shares.
If the capital proceeds (ie the market value of the HeartWare shares received pursuant to the Share Scheme) exceed the cost base of the Shares, a capital gain will arise. The cost base of your Shares will depend on your individual circumstances. Where the market value of the HeartWare shares received is less than the reduced cost base of the Shares, a capital loss will arise.
In preparing your Australian income tax return, you total your individual capital gains and capital losses in a year of income to ascertain whether you have a net capital gain for the year of income. Subject to your eligibility for the discount concession (considered below), any net capital gain is included in your assessable income and is subject to income tax at your marginal tax rate. A net capital loss may be carried forward to offset against capital gains derived in future income years.
Where you would otherwise realise a capital gain from the disposal of your Shares, you can choose to claim scrip-for-scrip rollover relief. Where you are eligible for and choose to claim scrip-for-scrip rollover relief, no tax liability will arise as a result of the transfer. The Schemes have been formulated so as to meet the requirements for scrip-for-scrip tax rollover with the result that shareholders should not have to pay any Australian tax with respect to the replacement of their shares in the Company share scheme. A Class Ruling application has been lodged with the Australian Taxation Office. This Class Ruling seeks to confirm that the conditions for scrip-for-scrip rollover relief are satisfied and that rollover relief is available in relation to the transfer of Shares for HeartWare shares under the Share Scheme. After the ruling has been issued by the ATO, Shareholders will be advised of the outcome. In this regard we note our understanding that receipt of a Class Ruling from the Australian Taxation Office is not a condition required to be met prior to implementation of the Schemes.
If you make a capital loss from the disposal of your Shares, you cannot claim scrip-for-scrip rollover relief. However, no tax liability will arise in respect of the transfer.

CGT rollover relief chosen
As noted above, no capital gain arises where CGT rollover relief is chosen. Taxation of the potential capital gain is deferred until the HeartWare shares received as consideration under the Share Scheme for the transfer of the Shares are disposed of. This issue is considered further below at Section 2(d).
You must generally make the choice to obtain CGT rollover relief before the lodgement of your income tax return, which will be for the year ending 30 June 2009.
No notice seeking to claim the rollover relief needs to be lodged with the Australian Taxation Office. Rather, the way you prepare your tax return will be sufficient evidence of the making of this choice – ie you do not include any capital gain on the disposal of your Shares in your assessable income in your tax return if you claim the rollover relief.
CGT rollover relief not chosen or not applicable
Where you do not choose for the scrip-for-scrip rollover provisions to apply, or where scrip-for-scrip rollover is not available, any capital gain arising from the transfer of Shares may be reduced as discussed below.
Where you have held the Shares for at least twelve months prior to disposal, you may be eligible for the CGT discount which is 50% for individuals. Where the CGT discount applies, only half of any net capital gain arising from the transfer of the Shares is included as an assessable capital gain in your income tax return.
(b)	Transfer of Shares held on revenue account
Any gain or loss that arises on the disposal of your Shares where you hold your Shares on revenue account (eg where you are in the business of trading shares) will be taxable as ordinary income.
The difference between the market value of the HeartWare shares received pursuant to the Share Scheme, and the purchase price of your Shares (or the tax value at the beginning of the tax year where you hold the Shares as trading stock), will be an assessable gain (or a deductible loss) to you.
The CGT scrip-for-scrip rollover concession and the 50% CGT discount (considered above) will not be available to you.
(c)	Tax on future dividends from HeartWare
The Company has not paid any dividends to date and there can be no assurance that any dividends will be paid in the future. However, if any dividend is paid to you in the future, HeartWare may be required to withhold and remit a percentage of the gross dividend to the United States taxation authorities. You will, therefore, receive the dividend net of this amount (which is called withholding tax).

You will need to include the gross amount of the dividend in your Australian assessable income (ie the dividend before withholding tax has been deducted). However, the Australian tax payable by you on the dividend can generally be reduced by the amount of withholding tax deducted and remitted in the US. This offset is called a “foreign income tax offset”.
Broadly, from 1 July 2008, the amount of the foreign income tax offset that you can claim to offset against your Australian tax payable on the dividend is calculated as the greater of:
•	$1,000; or
•	the Australian tax payable on the net income on which foreign income tax is paid.
To the extent that the amount of withholding tax deducted from your foreign income (eg dividend) exceeds the foreign income tax offset that you can claim in an income year applying the above principles, the excess is lost and cannot be carried forward.
(d)	Tax on a future disposal of HeartWare shares held on capital account
The Australian tax implications on the future disposal of HeartWare shares will generally be the same as described above in Section 2(a) for the Shares where scrip-for-scrip rollover relief is not elected.
However, the application of the Australian CGT provisions will differ slightly depending on whether you claimed scrip-for-scrip rollover relief on the original transfer of your Shares for HeartWare shares under the Share Scheme.
CGT rollover relief chosen
Where CGT rollover relief was chosen on the original transfer, the cost base of the HeartWare shares you were issued under the Share Scheme will be equal to the cost base of the shares in the Company transferred. For the purpose of determining whether you have held the HeartWare shares for at least twelve months prior to disposal when seeking to apply the CGT discount, you will be deemed to have acquired your HeartWare shares at the time you originally acquired your Shares.
CGT rollover relief not chosen or not applicable
Where CGT rollover relief was not chosen on the original transfer or was not available, the CGT cost base of the HeartWare shares you receive under the Share Scheme is equal to the market value of the Shares transferred as part of the Share Scheme. For the purpose of determining whether you have held the HeartWare shares for at least twelve months prior to disposal when seeking to apply the CGT discount, the acquisition date of the HeartWare shares is the Implementation Date for the Share Scheme.
(e)	Tax on a future disposal of HeartWare shares held on revenue account
The Australian tax implications of any gain or loss that you make upon the future disposal of HeartWare shares are the same as that described above in Section 2(b) for the Shares.

3.	Australian tax consequences of the Share Scheme for Australian resident companies
(a)	Transfer of Shares
The Australian tax implications of the share transfer are essentially the same as for an Australian resident individual (outlined in Sections 2(a) and (b) above). However, the CGT discount is not available where the shares are held on capital account.
(b)	Tax on future dividends from HeartWare
Australian company (together with any associates) that holds less than 10% of voting interests in HeartWare after the implementation of the Share Scheme
The Australian tax implications of receiving dividends from HeartWare will be the same as for an Australian resident individual, as discussed in Section 2(c) above.
Australian company (together with any associates) that holds 10% or more of voting interests in HeartWare after the implementation of the Share Scheme
For Australian tax purposes the dividend will be exempt income to you and no tax will be payable if you hold 10% or more of the voting interests in HeartWare. No foreign tax credit for US dividend withholding tax will be available.
(c)	Tax on future disposal of HeartWare shares
Subject to our comments below, the Australian tax implications of the future disposal of your HeartWare shares are the same as described in Sections 2(d) and 2(e) above.
However, we note that:
•	Where the shares are held on capital account, if you hold a direct voting interest of 10% or more in HeartWare, throughout a 12 month period within the 24 months prior to the disposal of HeartWare shares, the capital gain or capital loss may be reduced to the extent that HeartWare has “active foreign business assets”. The calculation of this reduction is complex, and will depend on the mix of assets held by HeartWare at that time. We recommend that you seek independent professional advice with respect to this issue before a future disposal of HeartWare shares;
•	The CGT discount is not available.

4.	Australian tax consequences of the Share Scheme for Australian resident complying superannuation funds
(a)	Transfer of Shares
The Australian tax consequences of the Scheme should broadly be as outlined above in Sections 2(a) and 2(b) for Australian resident individuals. However, the CGT discount applicable to shares held for greater than twelve months for resident complying superannuation funds is 33 1/3%, as compared to 50% for individuals.
(b)	Tax on future dividends from HeartWare
The Australian tax implications for you of receiving dividends from HeartWare will be the same as for an Australian resident individual as outlined in Section 2(c) above.
(c)	Tax on future disposal of HeartWare shares
The Australian tax implications of any gain or loss that you make upon the disposal of your HeartWare shares are the same as described in Sections 2(d) and 2(e) above. However, as outlined above, the CGT discount will be 33 1/3% (and not 50%).
5.	Australian tax consequences of the Share Scheme for Australian resident trusts that are not taxed as companies
Where Shares are held by a trust (and the trust is not taxed as a company for Australian tax purposes) and gains are distributed to individual beneficiaries, the CGT consequences described for Australian resident individuals above in Sections 2(a) and 2(b) will also be relevant. This includes the CGT discount of 50%.
However, the tax consequences which arise where trusts hold shares will vary depending upon the nature of the trust. These tax consequences have not been considered. Shareholders in these circumstances should seek their own advice.
6.	Australian tax consequences of the Share Scheme for non-resident Shareholders
If you are a Shareholder who is not a resident of Australia for tax purposes, you should seek separate independent advice in relation to the tax implications of the Share Scheme under the laws of your country of residence. This Section merely provides a brief overview of the Australian income tax implications under the Share Scheme for non-resident Shareholders.
(a)	Transfer of Shares held on capital account
You will not be liable for Australian income tax on any capital gain arising upon the disposal of your Shares where they are held on capital account, unless the share is taxable Australian property. Similarly, if a capital loss would arise on disposal of the Shares, you will not be able to claim this capital loss in Australia unless your Shares are taxable Australian property.

Generally, Shares will only be taxable Australian property if:
•	you, together with your associates, own at least 10% of the shares in the Company (either at the time of the transfer, or throughout a 12 month period within the previous 24 months), and the market value of the Company’s Australian real property assets is more than 50% of the market value of its total assets; or
•	you hold the share in connection with the conduct of a business through a permanent establishment in Australia.
The Company has confirmed that the Company currently has limited Australian real property assets and therefore your shares will not currently be taxable Australian property. Accordingly, unless you hold your shares in connection with the conduct of a business through a permanent establishment in Australia, you should not be subject to tax in Australia on disposal.
A Double Tax Agreement between Australia and your country of residence may also provide taxation relief or modify your tax position. This will depend on the terms of the particular Double Tax Agreement between Australia and your country of residence, and is also dependant on your individual circumstances. You should seek independent professional advice in relation to this matter.
(b)	Transfer of Shares held on revenue account
You may be liable to Australian income tax in respect of a profit arising upon the disposal of the Shares if you are a non-resident Shareholder who holds your Shares on revenue account.
The position will, however, be dependent upon whether you hold the shares as part of carrying on a business through a permanent establishment in Australia, the source of the profit on the disposal, and whether you are a resident of a country with which Australia has entered into a Double Tax Agreement.
Again, you should seek your own independent advice in these circumstances.
(c)	Tax on future dividends from HeartWare
There will be no Australian tax on any dividends paid by HeartWare if you are not an Australian resident for tax purposes.
For shareholders who are not US tax residents, upon payment of a dividend to you, HeartWare will generally withhold dividend withholding tax.
(d)	Tax on future disposal of HeartWare shares held on capital account
You will not be subject to Australian tax upon any gain arising from the disposal of your HeartWare shares where they are held on capital account, unless the share is taxable Australian property. To this extent, the commentary set out at Section 6(a) will be applicable.

(e)	Tax on future disposal of HeartWare shares held on revenue account
You will not be subject to Australian tax upon any gain arising from the disposal of your HeartWare shares where you hold your shares on revenue account.
7.	Australian tax consequences of the Option Scheme for Optionholders and cancellation deed for Standalone Optionholders
Under the Option Scheme, each option issued under the Employee Share Option Plan of the Company will be cancelled, and in consideration for the cancellation you will receive one HeartWare option under the HeartWare Employee Stock Option Plan for every thirty five options held in the Company. Further, in conjunction with the Schemes, the holders of standalone options will have such options cancelled and will receive one HeartWare standalone option for every thirty five standalone options held in the Company.
These options and standalone options granted in relation to services or employment will be effectively classified as either “qualifying” or “non-qualifying” options under the Australian tax provisions dealing with employee share schemes. This classification depends on your prior individual tax circumstances at the date of receipt of the options. However, both the “qualifying” and “non-qualifying” options are eligible for tax rollover, respectively under either the employee share scheme tax rollover provisions, or under the capital gains tax rollover provisions (as discussed below).
Implications for Optionholders holding options under the Employee Share Option Plan of the Company
(a)	Cancellation of options under Option Scheme
The cancellation of the options may give rise to a taxing event for Australian resident Optionholders.
To the extent the options are not “qualifying” options issued under an Employee Share Scheme, or where they are “qualifying” options issued under an Employee Share Scheme but you have elected to be taxed on the discount received on issue of the options in the year of income in which the options were granted, the Australian CGT implications for Australian resident Optionholders are broadly the same as for Australian resident Shareholders (see discussion regarding shares in Section 2(a) above).

Where the options are “qualifying” options and you have not elected to be taxed on the discount received on issue of the options in the year of income in which the options were granted, you will be entitled to a roll-over if upon receipt of the HeartWare Employee Stock Options:
•	the value of the options over the HeartWare shares can reasonably be regarded as matching the value of the options over the Shares;
•	you are an employee of HeartWare, the Company or another company in the HeartWare wholly-owned group;
•	you do not hold a legal or beneficial interest in more than 5% of the shares in HeartWare; and
•	you are not in a position to cast, or control the casting of, more than 5% of the maximum number of votes that may be cast at a general meeting of HeartWare.
A Class Ruling application has been lodged with the Australian Taxation Office. This Class Ruling seeks to confirm that Optionholders with “qualifying options” who did not elect to be taxed on the discount received in the year the options were granted, will be entitled to treat the HeartWare Employee Stock Options as a continuation of the rights (ie. entitled to a roll-over) on cancellation of the options. Again we note our understanding that receipt of a Class Ruling from the Australian Taxation Office is not a condition required to be met prior to implementation of the Schemes.
The Australian income tax implications for non-resident Optionholders are complex and depend on your individual circumstances. You should seek your own professional advice if you fall into this category.
(b)	Tax on future dividends from HeartWare
No Australian tax liability will arise, as Optionholders will not be entitled to receive dividends from HeartWare.
(c)	Tax on future exercise of options
Any future exercise of HeartWare Employee Stock Options under the HeartWare Employee Stock Option Plan may be subject to Australian tax. This will depend on application of the employee share and options tax provisions. You should seek specific advice on this before choosing to exercise the options. However, we note that implementation of the Option Scheme, of itself, will not change the Australian tax position on a future exercise of the HeartWare Employee Stock Options.
Implications for Optionholders holding standalone options
(a)	Cancellation of standalone options
The cancellation of the standalone options may give rise to a taxing event for Australian resident Optionholders.

To the extent the standalone options are not “qualifying” options issued under an Employee Share Scheme, or where they are “qualifying” options issued under an Employee Share Scheme but you have elected to be taxed on the discount received on issue of the standalone options in the year of income in which the standalone options were granted, the Australian CGT implications for Australian resident Optionholders are broadly the same as for Australian resident Shareholders (see discussion regarding shares in Section 2(a) above).
Where the standalone options are “qualifying” options and you have not elected to be taxed on the discount received on issue of the standalone options in the year of income in which the standalone options were granted, you will be entitled to a roll-over if upon receipt of the HeartWare standalone options:
•	the value of the standalone options over the HeartWare shares can reasonably be regarded as matching the value of the standalone options over the Shares;
•	you are an employee of HeartWare, the Company or another company in the HeartWare wholly-owned group;
•	you do not hold a legal or beneficial interest in more than 5% of the shares in HeartWare; and
•	you are not in a position to cast, or control the casting of, more than 5% of the maximum number of votes that may be cast at a general meeting of HeartWare.
A Class Ruling application has been lodged with the Australian Taxation Office. This Class Ruling seeks to confirm that Optionholders with “qualifying options” who did not elect to be taxed on the discount received in the year the standalone options were granted, will be entitled to treat the HeartWare standalone options as a continuation of the rights (ie. entitled to a roll-over) on cancellation of the standalone options.
The Australian income tax implications for non-resident Optionholders are complex and depend on your individual circumstances. You should seek your own professional advice if you fall into this category.
(b)	Tax on future dividends from HeartWare
No Australian tax liability will arise, as Optionholders will not be entitled to receive dividends from HeartWare.
(c)	Tax on future exercise of standalone options
Any future exercise of HeartWare standalone options may be subject to Australian tax. This will depend on application of the employee share and options tax provisions. You should seek specific advice on this before choosing to exercise the standalone options. However, we note that cancellation and reissue of the standalone options, of itself, will not change the Australian tax position on a future exercise of the HeartWare standalone options.

8.	Australian tax consequences of the Performance Rights Scheme for Performance Right Holders
Under the Performance Rights Scheme, each performance right issued under the Performance Rights Plan of the Company will be cancelled, and in consideration for the cancellation, you will receive one HeartWare restricted stock unit for every thirty five performance rights held in the Company.
Again, we note these performance rights granted in relation to services or employment will be effectively classified as either “qualifying” or “non-qualifying” rights under the Australian tax provisions dealing with employee share schemes. This classification depends on your prior individual tax circumstances at the date of receipt of the performance rights. However, both the “qualifying” and “non-qualifying” rights are eligible for tax rollover, respectively under either the employee share scheme tax rollover provisions, or under the capital gains tax rollover provisions (as discussed below).
(a)	Cancellation of performance rights
The cancellation of the performance rights may give rise to a taxing event for Australian resident Performance Right Holders.
To the extent the performance rights are not “qualifying” rights issued under an Employee Share Scheme, or where they are “qualifying” rights issued under an Employee Share Scheme but you have elected to be taxed on the discount received on issue of the performance rights in the year of income in which the performance rights were granted, the Australian CGT implications for Australian resident Performance Right Holders are broadly the same as for Australian resident Shareholders (see discussion regarding shares in Section 2(a) above).
Where the performance rights are “qualifying” rights and you have not elected to be taxed on the discount received on issue of the performance rights in the year of income in which the performance rights were granted, you will be entitled to a roll-over if upon receipt of the HeartWare restricted stock units:
•	the value of the HeartWare restricted stock units can reasonably be regarded as matching the value of the performance rights over the Shares;
•	you are an employee of HeartWare, the Company or another company in the HeartWare wholly-owned group;
•	you do not hold a legal or beneficial interest in more than 5% of the shares in HeartWare; and
•	you are not in a position to cast, or control the casting of, more than 5% of the maximum number of votes that may be cast at a general meeting of HeartWare.

A Class Ruling application has been lodged with the Australian Taxation Office. This Class Ruling seeks to confirm that Performance Right Holders with “qualifying rights” who did not elect to be taxed on the discount received in the year the performance rights were granted, will be entitled to treat the HeartWare restricted stock units as a continuation of the rights (ie. entitled to a roll-over) on cancellation of the performance rights.
The Australian income tax implications for non-resident Performance Right Holders are complex and depend on your individual circumstances. You should seek your own professional advice if you fall into this category.
(b)	Tax on future dividends from HeartWare
No Australian tax liability will arise, as Performance Right Holders will not be entitled to receive dividends from HeartWare.
(c)	Tax on future exercise of restricted stock units
Any future exercise of HeartWare restricted stock units may be subject to Australian tax. This will depend on application of the employee share and rights tax provisions. You should seek specific advice on this before choosing to exercise the restricted stock units. However, we note that implementation of the Performance Rights Scheme, of itself, will not change the Australian tax position of performance rights holders on a future exercise of the HeartWare restricted stock units.
9.	Stamp duty/ GST consequences
Shareholders will not be required to pay any stamp duty or GST on the transfer of their shares in the Company to HeartWare, or on the issue of HeartWare share CDIs or shares of HeartWare common stock to them.
Company optionholders (including Standalone Optionholders) will not be subject to any stamp duty or GST on the cancellation of their Company options, or on the issue of HeartWare Options.
Company performance right holders will not be subject to any stamp duty or GST on the cancellation of their Company performance rights, or on the issue of HeartWare Restricted Stock Units.
We note that, while no GST is payable on the transfer, cancellation or issue of shares, options or restricted stock units, Shareholders, optionholders and performance right holders registered or required to be registered for GST in Australia will need to determine the extent, if any, to which GST paid by them on acquisitions relating to those events should be denied.

10.	Application of the Foreign Investment Fund (“FIF”) rules
On completion of the Schemes, Australian resident Shareholders, Optionholders and Performance Right Holders in HeartWare will have an interest in a foreign company that may be subject to Australia’s FIF rules. These rules may operate to include income in respect of the FIF into an Australian taxpayer’s assessable income on an accruals basis, subject to any available exemptions or reductions.
We note that the FIF rules are complex, and will need to be considered by each shareholder, optionholder and performance right holder in light of their particular circumstances. However we note that:
•	optionholders receiving “qualifying” options who are employees and who did not elect to pay tax on the market value of their options in the year the options were granted to them will not be taxed under the FIF rules; and
•	whilst HeartWare remains listed on the ASX (or another approved stock exchange – eg NASDAQ), and the relevant stock exchange designates HeartWare to be engaging in eligible activities (eg the ASX currently classifies the Company as engaging in the Health Care Equipment and Services sector which is eligible), an exemption will apply to ensure that Australian resident taxpayers will not be required to include attributed FIF income in their Australian assessable income.

10.2	US Estate Taxes Implications under the Proposed Transaction
This document was not intended or written to be used, and it cannot be used, for the purpose of avoiding US federal, state or local tax penalties.
Following implementation of the Proposed Transaction, certain HeartWare International Shareholders, Optionholders, Standalone Optionholders and Restricted Stock Unit Holders may be subject to US Estate Taxes.
Essentially individuals who are not residents or citizens of the US for US Estate Taxes purposes1 may be subject to US Estate Taxes on those assets that are situated (or deemed to be situated) in the US. For these purposes, shares, options and rights in a US corporation are considered to be US situs assets. Accordingly, the HeartWare International Shares, HeartWare International Options, and HeartWare International Restricted Stock Units which Scheme Participants will receive under the Schemes and HeartWare International Standalone Optionholders will receive under the Proposed Transaction may be deemed to be situated in the US for US Estate Tax purposes.
Under current law, individuals who are not residents or citizens of the US are subject to US Estate Taxes upon their death where the value of their US situs assets exceeds US$60,000. Any amounts in excess of this limit are taxed at progressive rates ranging from 18% to 45%. The US has estate tax treaties with a number of countries which may result in a lower US estate tax liability (discussed below).
US citizens and residents on the other hand are subject to US Estate Taxes upon death on their worldwide assets and the exclusion amounts vary. The table below sets out the current applicable tax rates, exclusions and tax credits.

	US				Highest
Calendar	Residents		NRNC*		Estate Tax
Year	Exclusion	Credit	Exclusion	Credit	Rates
2008	$2 million	$780,800	$60,000	$13,000	45%
2009	$3.5 million	$1,455,800	$60,000	$13,000	45%
2010	N/A (taxes repealed)	N/A	N/A (taxes repealed)	N/A	0%
2011 and thereafter	$1 million	$345,800	$60,000	$13,000	55%

[1]	This discussion does not address US gift tax matters.

*	Persons who are not residents or citizens of the US.

For example, where the US-Australia estate tax treaty applies, an Australian resident can claim a tax credit equal to the highest credit available to US residents multiplied by the ratio of the US assets to his/her total worldwide assets at the time of the death of the Australian resident.
The following example illustrates the calculation of the US Estate Tax exemption allowable in the 2008 year under the US-Australia estate tax treaty for a resident of Australia (who is not also a resident or citizen of the US for estate tax purposes).
Worldwide estate = US$3.5 million
The estate includes US$350,000 (10%) of US situs assets:

Tax on US$350,000:	US$104,800

Allowable Credit:	US$78,080
(10% of 780,800)

Net estate tax payable:	US$26,720
You should seek professional advice in relation to US Estate Taxes matters, as the laws may apply differently in each individual situation.
10.3	US Tax Implications
TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, THE INFORMATION MEMORANDUM WAS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING US TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER. THIS INFORMATION MEMORANDUM WAS PREPARED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY AND HEARTWARE INTERNATIONAL TO PERSONS OTHER THAN THE COMPANY AND HEARTWARE INTERNATIONAL OF THE PROPOSED TRANSACTION ADDRESSED IN IT. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR, NOT ASSOCIATED WITH THE PROPOSED TRANSACTION.
Section 10.3 of this Information Memorandum summarise the material US federal income tax consequences of the Proposed Transaction that are generally applicable to US Participants and Non-US Participants (as defined below), as well as certain US federal income tax consequences of the Share Scheme to the Company and HeartWare International. Section 10.3 does not purport to deal with all aspects of US federal income taxation that may affect particular persons in light of their individual circumstances or that may affect Share Scheme Participants, Option Scheme Participants, Standalone Optionholders or Performance Rights Scheme Participants subject to special treatment under federal income tax law, including, without limitation:
•	a tax-exempt organisation;
•	an S corporation or other pass-through entity;
•	an insurance company;

•	a financial institution;
•	a mutual fund;
•	a dealer in stock and securities or foreign currencies;
•	a trader in securities who elects the mark-to-market method of accounting for your securities;
•	a US holder or non-US holder of Shares subject to the alternative minimum tax provisions of the Code;
•	a US holder or non-US holder of Shares who received his or her Shares through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;
•	certain expatriates or a person that has a functional currency other than the US dollar;
•	persons that do not hold their Shares, Options or Performance Rights as capital assets;
•	a regulated investment company;
•	a real estate investment trust;
•	a controlled foreign corporation;
•	a passive foreign investment company;
•	holders of Options or Standalone Options that were not issued as compensatory options;
•	Shareholders who actually or constructively have owned, owns or is deemed to own five percent or more, by voting power or value, of the Company’s issued Shares, either at any time during the five-year period up to and including the date of the Proposed Transaction or at anytime after the Proposed Transaction; or
•	a holder of Shares who holds such Shares as part of a hedge against currency risk, a straddle or a constructive sale or a conversion transaction.
In the case of a partnership that holds Shares, the US tax consequences may apply at the partner level, as a partnership is transparent for US tax purposes.
In addition, section 10.3 does not consider the effect of any applicable US estate, US state and local, or foreign tax laws, nor does it consider the tax consequences of other transactions effectuated before, after or concurrently with the Proposed Transaction (whether or not any such transaction is undertaken in connection with the Proposed Transaction) (see section 10.2 for a discussion of certain estate tax matters). The discussion in section 10.3 also does not apply to any person who receives HeartWare International Shares other than in exchange for Shares pursuant to the Share Scheme (for example, in exchange for services or upon the exercise of Options).
This discussion is based on the Internal Revenue Code of 1986, as amended (Code), US Treasury Regulations promulgated thereunder, and judicial and administrative decisions and rulings, all as in effect as of the Effective Date and all of which are subject to change, possibly with retroactive effect. The Company has not obtained, nor does it intend to obtain, a ruling from the US Internal Revenue Service (IRS) with respect to the tax consequences of the Proposed Transaction. Therefore, this discussion is not binding on the IRS or the courts, and there can be no assurance that the IRS or the courts will not take a contrary view. This discussion is also premised on the accuracy of certain representations made by the Company.

YOU ARE URGED TO CONSULT WITH YOUR TAX ADVISER AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE RESTRUCTURE IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FEDERAL (INCLUDING US ESTATE), STATE, LOCAL, FOREIGN, AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.
For the purposes of this section, a US Person is:
•	a US citizen or resident as determined under the Code;
•	a corporation, or other entity taxable as a corporation for US federal income tax purposes, created or organised under the laws of the United States, any state or the District of Columbia;
•	an estate, the income of which is subject to US federal income taxation regardless of its source; or
•	a trust, if (i) a court within the United States is able to exercise primary supervision over its administration and at least one US Person is authorised to control all substantial decisions of the trust or (ii) it has validly elected to be treated as a US Person.
A Non-US Person is any person that is not a US Person.
(a)	US tax consequences of the Share Scheme for US Participants
For the purposes hereof, a US Participant is a Share Scheme Participant that is a US Person.
For US federal income tax purposes, the Company intends to treat the Share Scheme as a non-taxable transaction. The Company intends to treat the acquisition by HeartWare International in exchange for the issue of HeartWare International Shares (or CDIs), of all of the Shares in the Shares, followed by a conversion of the Company into a proprietary company limited by shares (for which an election will be made to treat it as a disregarded entity for US federal tax purposes) as a reorganisation under Section 368(a) of the Code. If the Share Scheme was, contrary to the Company’s position, treated as a taxable transaction, US Participants generally would be subject to taxation pursuant to the tax treatment described in section 10.3(a)(iii) or (v) below with respect to the sale or other taxable disposition of Shares. However, if treated as a non-taxable transaction, the material US federal income tax consequences to a US Participant that will generally result from treatment of the Share Scheme should be as follows:
(i) Non-recognition of gain
A US Participant should not recognise a gain or loss as a result of the Share Scheme (except to the extent cash is received as a result of the US Participant being an Ineligible Overseas Shareholder) if the US Participant makes certain elections for US federal income tax purposes as set forth below in section 10.3(a)(iv). If the elections set forth in section 10.3(a)(iv) are not made by any US Participant, such US Participant would generally be subject to taxation pursuant to the tax treatment described in section 10.3(a)(v) below.

(ii) Tax basis and holding period of HeartWare International Shares
The aggregate tax basis of the HeartWare International Shares or CDIs received by US Participants pursuant to the Share Scheme should be equal to the aggregate tax basis of the Shares surrendered in exchange therefor. The holding period of the HeartWare International Shares or CDIs received by each US Participant pursuant to the Share Scheme should include the period for which such US Participant held the Shares surrendered in exchange therefor.
(iii) Holding HeartWare International Shares following the Share Scheme
After implementation of the Share Scheme, a US Participant will own International Shares or CDIs in lieu of Shares in the Company. Although HeartWare International does not currently anticipate paying cash distributions on HeartWare International Shares in the foreseeable future, if distributions are made on International Shares, such distributions generally will constitute dividends for US federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under US federal income tax principles.
For individuals, dividends generally are taxed at a maximum rate of 35%. Certain dividends paid before 2011 to non-corporate US Participants should be eligible for a reduced rate of tax. Any dividends paid on HeartWare International Shares that are not eligible for the preferential rate will be taxed as ordinary income to a non-corporate US Participant. Dividends paid on HeartWare International Shares to corporate US Participants may be eligible for the dividends received deduction. If a distribution exceeds the current and accumulated earnings and profits of HeartWare International, the excess will be treated as a tax-free return of the US Participant’s investment, up to the amount of such holder’s adjusted tax basis in HeartWare International Shares (reducing, but not below zero, such basis in the amount of such tax-free return). Any remaining excess will be treated as capital gain, subject to the tax treatment described below. For foreign tax credit purposes, the portion treated as a dividend will constitute US source income and any gain will generally be sourced to the residence of the stockholder.
Upon the sale or other taxable disposition of HeartWare International Shares, the US Participant will recognise capital gain or loss in an amount equal to the difference between the amount realised on the disposition and such US Participant’s adjusted tax basis in the HeartWare International Shares. Such gain or loss will be long-term capital gain or loss if such US Participant’s holding period in the HeartWare International Shares is more than one year (which, as described above, will include such US Participant’s holding period in the Shares exchanged therefor pursuant to the Share Scheme) if the Company’s intended treatment of the Proposed Transaction as non-taxable is respected for US federal income tax purposes and US Participants comply with the requirements set forth below in section 10.3(a)(iv). Long-term capital gain is subject to preferential rates for individuals and certain other non-corporate taxpayers. Any gain or loss will generally be treated as arising from US sources.

(iv) US federal income tax elections required by US Participants in order to treat the exchange pursuant to the Share Scheme as non-taxable
IMPORTANT NOTICE TO US PARTICIPANTS
In order to avoid recognising a gain or loss on the Proposed Transaction if you are a US Participant you may have to:
•	File a Section 367(b) Notice with your US federal tax return;
•	File notification of the election with HeartWare International (if you hold less than 10% of the Company);
•	File an election under US Treasury Regulation section 1.367(b) — 3(c)(3);
•	File an election to treat the Company as a qualifying electing fund;
•	File a deemed dividend election or deemed sale election.
Further details of each of these requirements are set out below.
In order to avail themselves of tax-free treatment, US Participants must make elections under the passive foreign investment company provisions of the Code and certain reporting requirements under section 367(b) of the Code. Furthermore, US Participants holding less than 10 percent of the Company’s voting shares at the time of the Proposed Transaction must also make an election under section 367(b) of the Code. These elections are discussed below in sections 10.3(a)(iv)(1) and (2).
1.	Required notices and elections under section 367(b) of the Code
A “Section 367(b) Notice” must be filed by a US Participant seeking to treat the transaction as non-taxable for US federal income tax purposes. The Section 367(b) Notice must be filed by attaching it to a timely filed U.S. federal tax return (including extensions) for the US Person’s taxable year in which income is realised in the section 367(b) exchange.
In the case of a US Participant who holds less than 10 percent of the Company’s voting stock at the time of the Proposed Transaction, notification of such election must be sent to HeartWare International on or before the date the Section 367(b) Notice is filed.
US Participants holding less than 10 percent of the Company’s voting stock at the time of the Proposed Transaction must also make an election under US Treasury Regulation section 1.367(b)-3(c)(3) to include their pro rata share of the Company’s earnings and profits in income. Based on the Company’s representation that it has no net positive earnings and profits, this election should not result in an actual inclusion of income to a US Participant making this election.

US Participants holding more than 10 percent of the Company’s voting stock will be required to include their pro rata share of the Company’s earnings and profits in income. Based on the Company’s representation that it has no net positive earnings and profits, this requirement should not result in an actual inclusion of income to such US Participants.
THE REQUIREMENTS OF SECTION 376(b) OF THE CODE ARE EXTREMELY COMPLEX. US PARTICIPANTS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE NOTICE AND ELECTION REQUIREMENTS DISCUSSED ABOVE AND DETERMINE THE AVAILABILITY OF AND PROCEDURES FOR MAKING SUCH NOTICES AND/OR ELECTIONS UNDER THE CODE AND US TREASURY REGULATIONS.
2.	Elections under the PFIC Regime
In the Company’s 2007 audited financial statements, the Company reported the following risk factor in relation to holding Shares:
‘“We are currently classified as a passive foreign investment company, or PFIC, for US federal income tax purposes because substantially all of our revenue is currently derived from interest on our cash balances. As a result, for so long as we remain a PFIC, US holders of our ordinary shares could be subject to substantially increased US tax liability, including an interest charge upon the sale or other disposition of their ordinary shares or upon the receipt of “excess distributions” from us. These investors may be able to avoid some of their increased tax liability by electing to treat the Company as a qualified electing fund, or QEF. However, in order for US investors to be able to make such an election, we would be required, among other things, to provide certain information to them on an annual basis regarding the US shareholder’s pro rata share of capital gain and ordinary income for the year and the amount of cash and property distributed to the shareholder. Due to the time and expense required to provide such information, we do not currently intend to provide it. US investors should consult their own tax advisors concerning the US federal income tax consequences that would apply to their investment in our ordinary shares.”
PwC has not independently reviewed the Company’s status as a PFIC. Generally, US holders disposing of shares of a PFIC are taxed on any gain in the PFIC shares as ordinary income rather than as capital gains subject to preferential capital gain rates, and the tax is calculated in such a manner as to take into account “tax deferral” under the PFIC regime. In particular:
•	any gain recognised on the disposition is spread over the shareholder’s holding period for such shares (i.e. if the shareholder held the shares for exactly 3 calendar years, the gain would be divided over the 3-year period evenly) to determine the annual gain amount;
•	the annual gain amounts are subject to the highest US tax rate in effect for the respective year to calculate an annual tax amount; and
•	each annual tax amount is subject to an interest charge that begins accruing at the time beginning on the due date for tax payments each year and ending on the due date for the taxable year in which the disposition occurs.

Certain exceptions exist whereby a US holder of PFIC shares will not be subject to the tax consequences described above upon a disposition of PFIC shares. One such exception is if the US holder of PFIC shares has made an election to treat the PFIC as a qualifying electing fund (QEF) for each of the taxable years for which the US holder has held such PFIC shares.
Based upon the Company’s disclosure set forth above, no US Share Participant would have been able to make a QEF election in the past because the Company has not previously provided the information required for a shareholder to make such election. However, the Company is now willing to provide such information to Shareholders wishing to make a QEF election.
For US Participants who have held Shares since before 2008, such holders must also make either a deemed dividend election or deemed sale election under the PFIC regime to restart their holding period under section 1291 of the Code in order to avail themselves of tax-free treatment.
A deemed dividend election is generally only available to US holders of PFIC shares if the PFIC is also a controlled foreign corporation for US federal income tax purposes for the year of the election. The Company believes it has been a controlled foreign corporation for a portion of 2008 and therefore this deemed dividend election should be available to US Participants wishing to make such election. The deemed dividend election should not result in any taxable income to US Participants making such election, based on the Company’s representation that it has no net positive earnings and profits for US federal income tax purposes.
Alternatively, a US Participant may make a deemed sale election. The determination of the US federal income tax consequences of making such an election is specific to the individual’s tax basis in the Shares.
THE PFIC PROVISIONS ARE EXTREMELY COMPLEX. US PARTICIPANTS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE APPLICATION OF THE PFIC REGIME, INCLUDING THE IMPACT OF MAKING A QEF ELECTION AND/OR OTHER ELECTION UNDER THE PFIC PROVISIONS AND THE AVAILABILITY OF AND PROCEDURES FOR MAKING SUCH ELECTIONS UNDER THE CODE AND US TREASURY REGULATIONS.
(v) US tax consequences to US Participants who do not make the elections and Notice set forth in Section 10.2(a)(iv)
US Participants holding less than 10 percent of the Company’s voting stock at the time of the proposed transaction who do not make the election to include in income their pro rata share of the Company’s earnings and profits under US Treasury Regulation section 1.367(b)-3(c)(3) and/or US Participants who do not comply with the Section 367(b) Notice requirements may be treated as disposing of their Shares in a fully taxable transaction and may have taxable gain as a result. The calculation of gain is dependent upon each individual shareholder’s tax basis in the Shares.

US Participants who do not make the required PFIC elections may be treated as disposing their Shares in a taxable transaction and may have taxable gain as a result. The calculation of gain is dependent upon each individual shareholder’s tax basis in the Shares. If a US participant has a gain on the PFIC shares, such gain amount is subject to the PFIC provisions and will be taxed as follows:
•	any gain recognised on the disposition is spread over the shareholder’s holding period for such shares (i.e., if the shareholder held the shares for exactly 3 calendar years, the gain would be divided over the 3-year period evenly) to determine the annual gain amount;
•	the annual gain amounts are subject to the highest US tax rate in effect for the respective year to calculate an annual tax amount; and
•	each annual tax amount would be subject to an interest charge that begins accruing at the time beginning on the due date for tax payments each year and ending on the due date for the taxable year in which the disposition occurs.
US PARTICIPANTS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE IF THE US PARTICIPANT IS SUBJECT TO GAIN INCLUSION UNDER EITHER SECTION 367(b) OF THE CODE OR THE PFIC REGIME AND TO DETERMINE THE AMOUNT OF SUCH GAIN.
(vi) Information reporting and backup withholding
Generally, the amount of any dividend on HeartWare International Shares paid to a US Participant, such US Participant’s name and address, and the amount of backup withholding tax withheld, if any, with respect to such distributions, will be reported annually to the IRS. A similar report is generally sent to such US Participant. These information reporting requirements apply even if backup withholding is not required.
Dividends ordinarily will not be subject to withholding of US federal income tax. However, backup withholding tax (currently 28%) will apply to dividends paid on HeartWare International Shares held by a US Participant unless such US Participant:
(1) provides to HeartWare International or the nominee holding the HeartWare International Shares on the US Participant’s behalf (typically the US Participant’s broker) a properly executed IRS Form W-9 with such US Participant’s taxpayer identification number (which for an individual is its Social Security number), and certifies that such number is correct and that the US Participant is not subject to backup withholding; or
(2) is otherwise exempt from backup withholding;
Information reporting will generally apply to the disposition of HeartWare International Shares by a US Participant. Backup withholding may also apply to a disposition of HeartWare International Shares unless proper certification is provided to the payor on IRS Form W-9 or the US Participant is otherwise exempt from backup withholding. Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules is allowable as a credit against a US Participant’s US federal income tax liability, if any, and a refund may be obtained if the amount withheld exceeds the US Participant’s actual US federal income tax liability and the US Participant timely files with the IRS an appropriate claim.

(b)	US tax consequences of the Share Scheme for Non-US Participants
(i) Share Scheme
The Share Scheme will generally not have any US federal income tax consequences to a Non-US Participant. For purposes hereof, a Non-US Participant is a Share Scheme Participant that is not a US Participant.
(ii) Holding HeartWare International Shares following the Share Scheme
As a result of exchanging Shares for HeartWare International Shares, a Non-US Participant will hold HeartWare International Shares after the Share Scheme. Although HeartWare International does not currently expect to pay dividends or make other distributions with respect to its stock in the foreseeable future, if distributions are made on HeartWare International Shares, such distributions generally will constitute dividends for US federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under US federal income tax principles.
A Non-US Participant will be subject to US withholding tax on any dividends paid with respect to such Non-US Participant’s HeartWare International Shares. Such tax is imposed at a rate of 30% of the gross amount of the dividend, or such lower rate as may be specified under an applicable income tax treaty if the recipient is eligible for benefits thereunder.
A Non-US Participant, who is an individual, eligible for the benefits of the Australia-US income tax treaty and holding less than 10% of the voting power of HeartWare International should be subject to US withholding at a reduced rate of 15%. A Non-US Participant that is a company eligible for the benefits of the Australia-US income tax treaty and that holds directly at least 10% of the voting power in HeartWare International should be subject to US withholding at a reduced rate of 5%. A Non-US Participant who wishes to claim the benefit of an applicable income tax treaty is required to provide a withholding certificate to the withholding agent (generally the broker where the shares are held) on the appropriate IRS Form W-8, but should not be required to obtain or provide a US taxpayer identification number as long as HeartWare International Shares are traded on an established financial market.

Upon the sale, exchange or other taxable disposition of HeartWare International Shares, a Non-US Participant generally will not be subject to US federal income tax or withholding tax unless:
(1)	the gain is effectively connected with a US trade or business of the Non-US Participant (or, if a treaty applies, attributable to a permanent establishment in the United States of such Non-US Participant);
(2)	in the case of a Non-US Participant who is an individual, such Non-US Participant is present in the United States for a period or periods aggregating 183 days or more during the taxable year of the disposition, and either (a) such Non-US Participant has a “tax home” (as such term is defined in Section 911 of the Code) in the United States or (b) the disposition is attributable to an office or other fixed place of business maintained by such Non-US Participant in the United States; or
(3)	HeartWare International is characterised as a United States real property holding corporation for United States federal income tax purposes. HeartWare International does not believe it is currently, and does not anticipate becoming, a United States real property holding corporation. However, because the determination of whether HeartWare International is a United States real property holding corporation depends on the fair market value of its United States real property interests relative to the fair market value of its other business assets, there can be no assurance that HeartWare International will not become a United States real property holding corporation in the future.
A Non-US Participant will be taxed in the same manner as a US Participant on dividends or gains on the sale or exchange of HeartWare International Shares, to the extent that such dividends or gains are effectively connected with the conduct of a US trade or business by the Non-US Participant (or, if a treaty applies, attributable to a permanent establishment in the United States of such Non-US Participant). If such Non-US Participant is a foreign corporation, it may be subject to an additional tax, the US branch profits tax, on such income at a 30% rate, or such lower rate as may be specified under an applicable income tax treaty. Even though such effectively connected dividends are subject to income tax and may be subject to the branch profits tax, they will not be subject to US federal withholding tax if the holder delivers a properly executed IRS Form W-8ECI (or successor form) to the payor or the payor’s agent.
(iii) Information reporting and backup withholding
Generally, the gross amount of the distributions on HeartWare International Shares paid to a Non-US Participant, such Non-US Participant’s name and address, and the tax withheld, if any, with respect to such distributions will be reported annually to the IRS. A similar report generally is sent to such Non-US Participant. These information reporting requirements apply even if withholding was not required.

Payments of dividends made to a Non-US Participant will not be subject to backup withholding if such Non-US Participant establishes an exemption from backup withholding, for example, by properly certifying its status as a Non-US Participant on an IRS Form W-8BEN or another appropriate version of IRS Form W-8. Information reporting and backup withholding generally will apply to the proceeds of a disposition of HeartWare International Shares by a Non-US Participant effected by or through the US office of any foreign broker or any office of a US broker, unless the person certifies its status as a Non-US Participant and satisfies certain other requirements, or otherwise establishes an exemption.
Generally, information reporting and backup withholding will not apply to a payment of disposition proceeds to a Non-US Participant where the transaction is effected outside the US through a non-US office of a non-US broker and the sales proceeds are paid to such holder outside the US. However, for information reporting purposes, certain non-US brokers with specified connections with the US will be treated in a manner similar to US brokers.
Under the provisions of an applicable income tax treaty or agreement, copies of information returns may be made available to the tax authorities of the country in which the Non-US Participant resides or is incorporated. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a Non-US Participant generally can be refunded or credited against the Non-US Participant’s US federal income tax liability, if any, provided that an appropriate claim is timely filed with the IRS.
NON-US PARTICIPANTS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE APPLICATION OF THE INFORMATION REPORTING AND BACKUP WITHHOLDING RULES TO THEM AND THE AVAILABILITY AND PROCEDURE FOR OBTAINING AN EXEMPTION FROM BACKUP WITHHOLDING UNDER CURRENT US TREASURY REGULATIONS.
(c)	US tax consequences of the Share Scheme for the Company and HeartWare International
Following the Share Scheme, HeartWare International, a US corporation, will become the parent corporation of the Company. As a US corporation, HeartWare International is subject to the general principles of US federal income taxation discussed in this section. A US corporation is taxed on its worldwide income.
Therefore, a US corporation is potentially subject to double-taxation on income earned outside the United States. Double taxation may be mitigated to the extent the US corporation qualifies for a credit for non-US income taxes paid or accrued.

The earnings of foreign corporations owned by US shareholders generally are not subject to US federal income tax until such earnings are distributed to US shareholders as dividends or other gains constituting currently taxable income. This generally results in the deferral of US income tax on such earnings. However, the US imposes current tax on US shareholders of foreign corporations under complex anti-deferral regimes. Certain income of foreign corporations controlled by US shareholders is subject to this rule of current US taxation. Such income includes, for example, passive income (e.g., dividends, interest, rents and royalties) and certain investments in the US by the foreign corporation, such as loans to the US shareholder. Also, a US shareholder is denied the benefits of deferral related to certain non-US corporations a large portion of whose income or assets is passive. One or more of such anti-deferral regimes may operate to deny a US shareholder the benefit of deferral with respect to income of foreign corporations. As noted, regardless of whether deferral is available, such income may subject a US shareholder to double-taxation to the extent not offset by a foreign tax credit. A US corporation may qualify for a credit against its US tax liability for non-US income taxes paid or accrued by the US corporation or certain of its foreign subsidiaries.
However, due to a complex set of limitations, the amount of the deemed paid credit may not be sufficient to offset all of the non-US taxes paid or accrued by the US corporation. To the extent not wholly offset by this credit, the foreign earnings of a US corporation may be subject to double-taxation.
THE UNITED STATES HAS A VERY COMPLEX FEDERAL TAX REGIME GOVERNING A US PARENT CORPORATION THAT OWNS US AND FOREIGN SUBSIDIARIES AND INTERESTS IN OTHER FOREIGN CORPORATIONS. AS A RESULT OF THIS REGIME, THE GLOBAL GROUP HEADED BY HEARTWARE INTERNATIONAL MAY BE SUBJECT TO A HIGHER OVERALL TAX BURDEN AFTER THE SHARE SCHEME.
(d)	US tax consequences of the Option Scheme and Standalone Option Cancellation in exchange for HeartWare International Standalone Options (the “Standalone Exchange”)
For the purposes of this Section 10.3(d), US Option Participant is an Option Scheme Participant or a Standalone Option Holder that is a US Person. A Non-US Option Participant is an Option Participant that is not a US Person.
(i)	Option Scheme and Standalone Exchange
•	The exchange of Options and Standalone Options for HeartWare International Options or HeartWare International Standalone Options, respectively, should not cause any US federal income tax to be paid by Non-US Option Participants.
•	For US Option Participants, it is more likely than not that the exchange of Options and Standalone Options for HeartWare International Options and HeartWare International Standalone Options (as relevant) under the Option Scheme and Standalone Exchange should not cause any US federal income tax to be paid by US Option Participants.

(ii)	Tax on future dividends from HeartWare International

Although HeartWare International does not currently expect to pay dividends or make other distributions with respect to its stock in the foreseeable future, holders of HeartWare International Options and HeartWare International Standalone Options will not be entitled to receive dividends from HeartWare International and, therefore, will not be subject to a resulting tax liability.
(iii)	Holding HeartWare International Options and HeartWare International Standalone Options following the Option Scheme and the Standalone Exchange
As a result of exchanging Options for HeartWare International Options and Standalone Options for HeartWare International Standalone Options, an Option Scheme Participant and Standalone Optionholder will hold HeartWare International Options after the Option Scheme or Standalone Exchange.
A US Option Participant will be taxed on the receipt of vested shares upon the exercise of a HeartWare International Option in an amount equal to the fair market value of the HeartWare International Shares received upon exercise less the amount paid for such stock. Upon exercise, an Option Participant will receive a HeartWare International Share with a tax basis equalling its cost basis under section 1012, generally its fair market value. A Non-US Option Participant may be subject to US tax upon the exercise of a HeartWare International Stock Option. As a holder of HeartWare International Common Stock, US Persons and Non-US Persons will be subject to the tax consequences described in section 10.3(a) and 10.3(b) respectively.
Option Participants should consult with their own tax adviser as to the specific tax consequences of the Option Scheme and Stand Alone Option Exchange in light of such participant’s particular circumstances.
(e)	US tax consequences of the Performance Rights Scheme
For the purposes of this Section 10.3(e), a US Performance Rights Holder is a Performance Rights Scheme Participant that is a US Person. A Non-US Performance Rights Holder is a Performance Rights Scheme Participant that is not a US Person.
(i) Performance Rights Scheme
The receipt of the Performance Rights Scheme Consideration by a US Performance Rights Holder more likely than not should not cause any US federal income tax to be paid by such US Performance Rights Holder, the Company or HeartWare International. This conclusion is premised on the assumption that the US Performance Rights Holder does not have a vested interest in Performance Rights at the time of the Proposed Transaction and does not receive vested HeartWare International Restricted Stock Units as a result of the Proposed Transaction. The receipt of the Performance Rights Scheme Consideration by a Non-US Performance Rights Holder should not have any US federal income tax consequences to such Performance Scheme Participant, the Company or HeartWare International.

(ii) Tax on future dividends from HeartWare International
Although HeartWare International does not currently expect to pay dividends or make other distributions with respect to its stock in the foreseeable future, holders of HeartWare International Restricted Stock Units will not be entitled to receive dividends from HeartWare International and, therefore, will not be subject to a resulting tax liability.
(iii) Holding HeartWare International Restricted Stock Units following the Proposed Transaction
As a result of exchanging Performance Rights for HeartWare International Restricted Stock Units, a Performance Rights Holder will hold HeartWare International Restricted Stock Units after the Proposed Transaction. A US Performance Rights Holder will be taxed upon the vesting of a HeartWare International Restricted Stock Unit by reference to the fair market value of the HeartWare International Shares. For Non-US Performance Rights Holders, any future vesting of HeartWare International Restricted Stock Units under the HeartWare International Restricted Stock Plan may be subject to US federal income taxes. Holders of HeartWare International Restricted Stock Units should consult with their own tax adviser as to the specific tax consequences of such vesting in light of such holder’s particular circumstances. Upon vesting for US Performance Rights Holders and exercise and vesting for Non-US Performance Rights Holders, the holder of a HeartWare International Restricted Stock Unit will receive a share of HeartWare International Share. As a holder of HeartWare International Shares, US Persons and Non-US Persons will be subject to the tax consequences described in sections 10.3(a) and 10.3(b), respectively.
Performance Rights Holders should consult with their own tax adviser as to the specific tax consequences applicable to such holders in light of such holder’s particular circumstances.

11	Additional Information
11.1	ASX listing of the Company and HeartWare International
Within seven days of the date of this Information Memorandum, HeartWare International will apply to ASX for admission to ASX’s official list and for quotation of the CDIs conditional upon the Share Scheme becoming Effective. The listing of HeartWare International and the quotation of the CDIs is a condition to implementation of the Share Scheme.
The fact that ASX may admit HeartWare International to its official list is not in any way an indication of the merits of HeartWare International. The ASX does not take any responsibility for the contents of this Information Memorandum.
It is expected that suspension of trading in the Company’s Shares on ASX will occur from the date on which the Company lodges the Court order approving the Share Scheme with ASIC. The Company will then apply for termination of the official quotation of its Shares on ASX after the Implementation Date.
11.2	Interests of Directors
(a)	Directors Interests in the Company
Each of the Directors’ interests in Shares, Options and Performance Rights of the Company as at the date of this Information Memorandum, are set out in the table below.

				Performance	Standalone
Director	Shares		Options	Rights	Options
Robert Thomas	2,808,000	[1]	764,204	—	500,000
Dr Seth Harrison	91,588,782	[2]	—	—	—
Douglas Godshall	100,305		5,581,264	1,100,000	—
Bob Stockman	500,000		200,000	—	—
Dr Christine Bennett	100,000		—	—	250,000
Dr Denis Wade, AM	1,451,333	[3]	—	—	250,000
Timothy J. Barberich	200,000		200,000	—	—

[1]	Includes 2,150,000 shares held in trust.

[2]	Represents Shares held by Apple Tree Partners I, L.P., the Company’s largest shareholder. Dr. Harrison is Managing General Partner in Apple Tree Partners I, L.P. Dr. Harrison disclaims beneficial ownership of such Shares, except to the extent of his pecuniary interest therein.

[3]	Represents 1,451,333 shares held in trust.

As at the date of this Information Memorandum and except as stated above , no Director holds a beneficial interest in any other Shares, Options, Performance Rights or Standalone Options of the Company.
In addition, the Directors will not receive any consideration under the Proposed Transaction, other than as Shareholders or Incentive Holders under the Schemes and on the replacement of Standalone Options as set out in section 9.12. It is proposed that all of the Directors (who will be appointed as directors of HeartWare International following implementation of the Share Scheme) will have a basis of remuneration equivalent to their existing remuneration arrangements with the Company.
(b)	Directors’ Interests in HeartWare International
Prior to the Proposed Transaction, none of the Directors hold any interests in HeartWare International.
The following table sets out the relevant interests of each HeartWare International director in securities of HeartWare International upon implementation of the Proposed Transaction, assuming that the Directors do not exercise any of their Options prior to the Scheme Record Date.

				HeartWare	HeartWare
	HeartWare		HeartWare	International	International
	International		International	Restricted	Standalone
Director	Shares		Options	Stock Units	Options
Robert Thomas	80,228	[1]	21,834	—	14,285
Seth Harrison MD	2,616,822		—	—	—
Douglas Godshall	2,865		159,464	31,428	—
Bob Stockman	14,285		5,714	—	—
Dr Christine Bennett	2,857		—	—	7,142
Dr Denis Wade, AM	41,466	[2]	—	—	7,142
Timothy J. Barberich	5,714		5,714	—	—

[1]	Includes 61,428 shares held in trust.

[2]	Represents 41,466 shares held in trust.

11.3	Payments or other benefits to Directors, secretaries or executive officers
Other than as set out in this Information Memorandum, no payment or other benefit is proposed to be made or given to any Director, secretary or executive officer of the Company or of its Related Bodies Corporate as compensation for loss of, or as consideration for or in connection with their retirement from, office with the Company or any Related Body Corporate or as a result of the Schemes becoming Effective.
11.4	Other payments and benefits
Except as disclosed elsewhere in this Information Memorandum, no Director or HeartWare International director has any other interest, whether as a director, member or creditor of the Company or otherwise, which is material to the Proposed Transaction.
Except as disclosed elsewhere in this Information Memorandum, during the period of four months prior to the date of this Information Memorandum, neither the Company, HeartWare International nor any of their respective directors has given, or offered or agreed to give, a benefit to another person where the benefit was likely to induce the other person to vote in favour of the Schemes, where that benefit has not been offered to all Shareholders or Incentive Holders (as the case requires).
11.5	Agreements or arrangements with Directors
No Director or HeartWare International director as at the date of this Information Memorandum, being the latest practicable date prior to the date of this Information Memorandum, has entered into an agreement or arrangement with another person in connection with or conditional on the outcome of the Schemes.
11.6	Interests in Contracts
Each non-Executive Director of the Company (other than Seth Harrison) has entered into standard appointment letters with the Company which reflect their appointment as director and set out the terms of their responsibilities as a director of the Company.
For details of the executive services agreements entered into between the Company and its executive officers please refer to Appendix 15 of this Information Memorandum.
Each of the Directors that will be appointed to the board of HeartWare International will be appointed by way of board resolution of HeartWare International and on similar terms to their current appointment with the Company,
In December 2004 , the Company issued a Convertible Note to Apple Tree Partners which was redeemed for A$1,420,000.00 on 25 July 2008. Dr. Seth Harrison, the Company’s deputy chairman and non-executive director, is Managing General Partner of Apple Tree Partners. Please refer to section 5.6 of this Information Memorandum for further details. Save as set out above, no Director or HeartWare International director as at the date of this Information Memorandum, has any interest in any contract entered into by the Company or HeartWare International.

11.7	Regulatory relief
(a)	ASIC Relief
ASIC has granted the Company and HeartWare International exemptions, modifications and consents from the following provisions of the Corporations Act:
•	consent to omit from this Information Memorandum the list of Incentive Holders and other matters which would otherwise be required by paragraphs 8201(a), 8201(b), 8201(c), 8201(d), 8201(e), 8203(a) and 8203(b) of Part 2 of Schedule 8 to the Corporations Regulations to be set out in this Information Memorandum;
•	an exemption pursuant to section 259C(2) of the Corporations Act in connection with the transfer of the Shares to HeartWare International pursuant to the Share Scheme;
•	a declaration under subsection 741(1)(b) modifying subsection 708A(5) so that section 708A applies to an offer for sale of HeartWare International Shares in the three months following the listing of HeartWare International on ASX, but without requiring HeartWare International Shares to have been quoted on a prescribed financial market throughout the three month period prior to the date of issue of HeartWare International Shares the subject of the sale offer;
•	a declaration under subsection 741(1)(b) modifying subsection 707(3) and (4) so that the modified form of those subsections as set out in Class Order 04/671 applies to HeartWare International Shares issued following the exercise of HeartWare International Options granted under the Option Scheme and HeartWare International Restricted Stock Units issued under the Performance Rights Scheme; and
•	an exemption under subsection 741(1)(a) to provide relief from Chapters 6D and 7 on a similar basis to Class Order 03/184 in respect of offers of HeartWare International Options and HeartWare International Restricted Stock Units under the HeartWare International 2008 Incentive Plan in the 12 months following the listing of HeartWare International on ASX, but without requiring HeartWare International Shares to have been quoted on a relevant financial market throughout the 12 month period prior to the offer of HeartWare International Options and Restricted Stock Units.

(b)	ASX Listing Rules
ASX has granted the Company and HeartWare International the following confirmations and waivers from certain Listing Rules:
•	a waiver from Listing Rule 6.23 so that shareholder approval for the purpose of that Rule is not required in respect of the cancellation of the Options and Performance Rights.
ASX has also given the Company ‘in principle’ advice that ASX is likely to provide the confirmations and waivers described below upon HeartWare International applying for admission to the official list of the ASX:
•	confirmation that HeartWare International may use the Information Memorandum as an information memorandum for the purposes of its application to list on ASX and that HeartWare International is not required to make the statement in paragraph 108 of Appendix 1A of the ASX Listing Rules (which requires prospectus equivalent information to be included);
•	a waiver from paragraph 42 of Appendix 1A of the ASX Listing Rules to the extent necessary to permit the Information Memorandum not to include a brief history of HeartWare International;
•	a waiver from paragraphs 87, 87A, 87B and 87C of Appendix 1A of the ASX Listing Rules to the extent necessary to permit HeartWare International not to provide the financial statements referred to in those paragraphs;
•	a waiver from paragraph 106 of Appendix 1A of the ASX Listing Rules to permit the Information Memorandum not to include details of HeartWare International’s existing and proposed activities and level of operations, or a statement of its main business;
•	a waiver from paragraph 110 of Appendix 1A of the ASX Listing Rules to permit this Information Memorandum not to specify the date on which it was signed;
•	a waiver from paragraph 116 of Appendix 1A of the ASX Listing Rules to permit HeartWare International not to include a statement in the Information Memorandum that HeartWare International will not need to raise capital in the three months after the date of issue of this Information Memorandum;
•	a waiver from paragraph 117 of Appendix 1A of the ASX Listing Rules to permit HeartWare International not to include a statement in the Information Memorandum that a supplementary information memorandum will be issued if HeartWare International becomes aware of certain matters occurring between the issue of this Information Memorandum and the date HeartWare, International’s securities are quoted, on condition that any such matters are announced to the market by the Company;
•	a waiver from condition 8 of Listing Rule 1.1 to the extent necessary to permit HeartWare International not to comply with Listing Rules 1.2 or 1.3 on condition that the Company satisfies Listing Rules 12.1 and 12.2 at the time of admission of HeartWare International;
•	confirmation that the terms that apply to the securities of HeartWare International including HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units, are appropriate and equitable for the purposes of Listing Rule 6.1;

•	a waiver of Listing Rule 6.23.2 in respect of HeartWare International Options and HeartWare International Restricted Stock Units, on the basis that an alternative mechanism equivalent to that contained in those Rules will apply under the rules of an alternate regulatory regime;
•	a waiver from Listing Rules 7.1 to permit HeartWare International to issue Standalone Options to Standalone Optionholders without the approval of Shareholders of HeartWare International;
•	confirmation that Exception 9, paragraph (a) of Listing Rule 7.2 will apply to the HeartWare International Options and HeartWare International Restricted Stock Units to be issued by HeartWare International, on the condition that the relevant HeartWare International Options and HeartWare International Restricted Stock Units are issued pursuant to a relevant employee stock plan established before HeartWare International is listed and the relevant terms are disclosed in this Information Memorandum;
•	confirmation that Listing Rule 9.1 will not apply to any HeartWare International Shares, HeartWare International Options or HeartWare International Restricted Stock Units issued to HeartWare International Shareholders and Incentive Holders under the Schemes;
•	a waiver from Listing Rule 10.11 to permit HeartWare International to issue, without Shareholder approval, replacement equity securities to related parties pursuant to their participation in the Schemes on the condition that it does so on the same basis as securities that are issued to all holders in the same classes and otherwise in accordance with the relevant Schemes;
•	a waiver from Listing Rule 10.14 to permit HeartWare International to issue, without Shareholder approval, replacement HeartWare International Options and HeartWare International Restricted Stock Units pursuant to an employee stock plan to its directors and their associates in consideration for the cancellation of their Options and Performance Rights;
•	confirmation that HeartWare International may accept nominations for the election of directors in accordance with the timetable set out in HeartWare International’s by-laws for the purposes of Listing Rule 14.3;
•	a waiver from Listing Rule 15.12 to the extent necessary to permit HeartWare International’s certificate of incorporation and by-laws not to contain the provisions required by Listing Rules 15.12.1 to 15.12.3 inclusive; and
•	confirmation that HeartWare International may prepare its accounts in US GAAP and will not be required to provide a statement reconciling its accounts to Australian accounting standards or international accounting standards.

11.8	Foreign Regulatory Matters
(a)	United States
The initial issue of HeartWare International Shares, HeartWare International Options and HeartWare International Restricted Stock Units pursuant to the Schemes will qualify for a registration exemption under Section 3(a)(10) of the US Securities Act, provided that Court approval is obtained for the Schemes. Prior to the Second Court Date, the Company will advise the Court of the existence of Section 3(a)(10) of the Securities Exchange Act of 1934.
In accordance with applicable US law requirements, only one Information Memorandum is being delivered to two or more Shareholders who share an address, unless the Company receives contrary instructions from one or more of the Shareholders at that shared address. Upon receipt of an oral or written request for multiple copies of the Information Memorandum, the Company will promptly deliver such multiple copies.
To request that multiple copies of the Information Memorandum be delivered, Shareholders may write to the Company Secretary, HeartWare Limited, Level 57, MLC Centre, 19-29 Martin Place Sydney NSW 2000, Australia, or contact the Company by telephone at (02) 9258-2064. Shareholders may also contact the Company at the above address and telephone number if they have received multiple copies of the Information Memorandum and would prefer to receive instead a single copy of Company mailings in the future.
(b)	New Zealand
Clause 6 of the Securities Act (Overseas Companies) Exemption Notice 2002 (Exemption Notice) relieves HeartWare International from the prospectus and investment statement requirements and various other requirements of the New Zealand Securities Act 1978 and the Securities Regulations 1983 in respect of HeartWare International Shares which are being offered to New Zealand resident Shareholders, as HeartWare International will at the time of the offer have complied with the requirements of clauses 6 and 7 of the Exemption Notice, being:
•	the HeartWare International Shares being offered under the Share Scheme are securities for which an application for quotation on ASX will be made and HeartWare International will at the time of the offer of HeartWare International Shares to New Zealand resident Shareholders, have complied with the requirements of the ASX that are applicable at that time;
•	the HeartWare International Shares are offered as consideration for the cancellation of the Shares of the Company;
•	the Company’s Shares are quoted on the ASX; and
•	the offer by HeartWare International of HeartWare International Shares under the Share Scheme to New Zealand resident Shareholders complies with the laws of Australia and any code, rules or other requirements relating to the offer that applies in Australia.

(c)	Other jurisdictions
Neither this Information Memorandum or the Schemes constitute, or are intended to constitute, an offer of securities in any place in which, or to any person to whom, the making of such an offer would not be lawful under the laws of the jurisdiction outside Australia and its external territories, New Zealand and the US and shall not form the basis of any contract with such persons.
Ineligible Overseas Shareholders will not receive HeartWare International Shares under the Share Scheme, but will have their entitlement sold by a nominee on ASX after HeartWare International CDIs commence trading on ASX with the proceeds of the sale remitted to them as further described in section 9 of this Information Memorandum.
11.9	Share Register
Under the Corporations Act, any Shareholder has a right to inspect and to ask for a copy of the Share Register which contains details of the name and address of each Shareholder and other details regarding the terms of the Shares.
A copy of the Share Register will be made available to a Shareholder who requests a copy on payment of the prescribed fee under the Corporations Act.
11.10	Option Register
Under the Corporations Act, any Optionholder has a right to inspect and to ask for a copy of the Option Register which contains details of the name and address of each Optionholder and other details regarding the terms of the Options.
A copy of the Option Register will be made available to an Optionholder who requests a copy on payment of the prescribed fee under the Corporations Act.
11.11	Performance Rights Register
Under the Corporations Act, any Performance Rights Holder has a right to inspect and to ask for a copy of the Performance Rights Register which contains details of the name and address of each Performance Rights Holder and other details regarding the terms of the Performance Rights.
A copy of the Performance Rights Register will be made available to a Performance Rights Holder who requests a copy on payment of the prescribed fee under the Corporations Act.
11.12	Other Material Information
Other than as contained in this Information Memorandum, there is no information material to the making of a decision in relation to the Schemes or the Resolution (being information that is within the knowledge of any Director of the Company or a related company, acting in that capacity) that has not previously been disclosed to Shareholders or Incentive Holders (as appropriate).

11.13	Material changes in the financial position of the Company
A summary statement of financial position of the Company is set out in section 7 of this Information Memorandum for the financial year ended 31 December 2007 and for the financial quarter ended 31 March 2008.
The latest published financial statements of the Company are the unaudited financial statements for the half year ended 30 June 2008 that were released to ASX and filed with the SEC on [   ] 2008.
To the best of the knowledge and belief of the Directors, except as disclosed in this Information Memorandum, there has been no material change to the financial position of the Company since 18 April 2008, except as disclosed in announcements to ASX. Copies of these announcements are available to any Shareholder or Incentive Holder on ASX’s website (ww.asx.com.au) or free of charge by contacting:
Company Secretary
HeartWare Limited
Level 57, MLC Centre,
19-29 Martin Place
Sydney NSW 2000, Australia
Fax: +61 2 9238 2063
Email: enquiries@heartware.com.au
11.14	Effect on creditors
The intentions of HeartWare International in respect of its business following completion of the Proposed Transaction and the Schemes becoming Effective is set out in section 6.4 of this Information Memorandum.
To the best of the Directors’ knowledge, the Proposed Transaction will not materially affect the interests of creditors of the Company and no material liability will be incurred by the Company under or by reason of the Proposed Transaction other than the costs associated with implementing the Proposed Transaction.
11.15	Disclosure of fees and benefits received by certain persons
The persons named in this Information Memorandum as performing a function in a professional, advisory or other capacity in connection with the preparation and distribution of this Information Memorandum are:
•	BDO Kendalls as the Independent Expert;
•	DLA Phillips Fox as the Australian legal adviser to the Company and HeartWare International;
•	DLA Piper US LLP as the US legal adviser to the Company and HeartWare International.
•	Grant Thornton NSW as the Australian auditor to the Company;

•	Grant Thornton Corporate Finance Pty Limited as investigating accountant to the Company;
•	PwC Australia as the Australian tax adviser to the Company and HeartWare International;
•	PwC LLP as the US tax adviser to the Company and HeartWare International; and
•	Computershare as the share registry of the Company and HeartWare International.
Each of them will be entitled to receive professional fees charged in accordance with their normal basis of charging.
In addition, the independent non-executive Directors of the Company receive director’s fees on commercial market terms during their tenure as a Director of the Company.
11.16	Consents
(a)	Consent to be named
The following parties have given and have not, before the time of registration of this Information Memorandum by ASIC, withdrawn their written consent to be named in this Information Memorandum in the form and context in which they appear:
•	BDO Kendalls as the Independent Expert;
•	DLA Phillips Fox as the Australian legal adviser to the Company and HeartWare International;
•	DLA Piper US LLP as the US legal adviser to the Company and HeartWare International.
•	Grant Thornton NSW as the Australian auditor to the Company;
•	Grant Thornton Corporate Finance Pty Limited as investigating accountant to the Company;
•	Grant Thornton LLP as the US auditor to the Company and HeartWare International;
•	PwC Australia as the Australian tax adviser to the Company and HeartWare International;
•	PwC LLP as the US tax adviser to the Company and HeartWare International; and
•	Computershare as the Australian share and option registry of the Company and HeartWare International.

(b)	Consent to the inclusion of information
The following parties have given and have not, before the date of this Information Memorandum by ASIC, withdrawn their written consent to the inclusion of the following information in this Information Memorandum in the form and context in which it is included and to all references in this Information Memorandum to that information in the form and context in which they appear:
•	BDO Kendalls in respect of the Independent Expert’s Report in Appendix ;
•	Grant Thornton Corporate Finance Pty Limited in respect of the financial information included in section 7;
•	PwC Australia in respect of the information in section 10.1 and 10.2; and
•	PwC LLP in respect of the information in Section 10.3.
11.17	Deadline for Submitting Shareholder Proposal
Shareholders may give notice to the Company of a resolution that they propose to move at a general meeting provided that such Shareholders hold at least 5% of the votes that may be cast on the resolution or at least 100 Shareholders who are entitled to vote at a general meeting propose the resolution.
The notice must be in writing, set out the wording of the proposed resolution and be signed by the Shareholders proposing to move the resolution. In accordance with the Corporations Act, if the Company receives notice of a resolution from Shareholders (in accordance with the procedure set out above), the resolution will be considered at the next general meeting that occurs more than two months after the notice is given.
11.18	Disclaimers
Each person referred to in section 11.16 above:
•	does not make, or purport to make, any statement in this Information Memorandum other than those statements made in the capacity and to the extent the person has provided its consent as referred to in section 11.16 above; and
•	to the maximum extent permitted under law, expressly disclaim and takes no responsibility for any part of this Information Memorandum other than as described in section 11.6 with the person’s consent.
11.19	Lodgement of this Information Memorandum
This Information Memorandum was given to ASIC on [          ] 2008 pursuant to section 411(2)(b) of the Corporations Act.

11.20	Consent to lodgement
(a)	The Directors of the Company
Each Director of the Company has given, and not withdrawn, his or her consent to the lodgement of this Information Memorandum as an information memorandum for listing with ASX and an explanatory statement in relation to the Schemes with ASIC.
BY ORDER OF THE BOARD OF HEARTWARE LIMITED
Robert Thomas
Chairman
(b)	The Directors of HeartWare International
Each director of HeartWare International has given, and not withdraw, his or her consent to the lodgement of this Information Memorandum as an information memorandum for listing with ASX and an explanatory statement in relation to the Schemes with ASIC.
BY ORDER OF THE BOARD OF HeartWare International
Robert Thomas
Chairman

12	Glossary

12.1	Definitions

A$ means Australian currency.

Affiliate has the meaning given in the Exchange Act being a person controlled, controlling or under common control with HeartWare International and is likely to include:
•	the directors of HeartWare International and the Company;
•	the executive officers of HeartWare International and potentially the Company; and
•	significant shareholders of HeartWare International (i.e. those shareholders holding at least 10% of the issued shares of HeartWare International).
AIFRS means the Australian equivalent to International Financial Reporting Standards applying in Australia.
Apple Tree Partners means Apple Tree Partners I, LP.
ASIC means the Australian Securities and Investments Commission.
ASIC relief means the modifications or exemptions set out in section 11.8(a) of this Information Memorandum.
Associate means that term as defined in section 12 of the Corporations Act.
ASTC means the Australian Settlement and Transfer Corporation Pty Limited.
ASTC Settlement Rules means the Settlement Rules of ASTC.
ASX means ASX Limited (ACN 008 624 691) or the securities market it operates as the context requires.
ASX Waivers means the waivers to the Listing Rules described in section 11.8(b) of this Information Memorandum.
BDO Kendalls means BDO Kendalls Corporate Finance (QLD) Limited.
Board means the board of directors of the Company.
Business Day means a day that is not a Saturday, Sunday or a public holiday or bank holiday in Sydney, Australia or New York, United States.
CDI means a CHESS Depository Interest over HeartWare International Shares.
CE Mark means the mandatory conformity mark placed on products offered on the single market in the European Economic Area.

CEO means Chief Executive Officer.
Chairman means the Chairman of the Board.
CHESS means the Clearing House Electronic Sub-Register System of Share transfers operated by the ASX Settlement and Transfer Corporation.
CHESS Depositary Interest has the meaning given to that term in the ASTC Settlement Rules.
CHF means Congestive Heart Failure.
Company means HeartWare Limited ABN 34 11 970257.
Convertible Note means the convertible note issued by the Company to Apple Tree Partners.
Corporations Act means the Corporations Act 2001 (Cth).
Corporations Regulations means the Corporations Regulations 2001 (Cth).
Court means the Federal Court of Australia or any other court of competent jurisdiction under the Corporations Act agreed in writing by the Company and HeartWare International.
Deed Poll means the Deed Poll dated [ ] 2008 executed by HeartWare International in favour of Shareholders, Optionholders and Performance Rights Holders covenanting to provide the Scheme Consideration as set out in Appendices 6,7 and 8.
Depositary has the meaning given to it in the ASTC Settlement Rules.
Directors means the directors of the Company as at the date of this Information Memorandum.
Effective means, when used in relation to a Scheme, the coming into effect, under section 411(10) of the Corporations Act, of the Court order made under section 411(4)(b) of the Corporations Act in relation to that Scheme.
Effective Date means the date on which the Schemes (or such of them as are approved by Shareholders, Optionholders or Performance Rights Holders (as applicable) and the Court) become Effective.
EGM means the Extraordinary General Meeting of the Company to be held on [ ] 2008 for the purpose of considering the Resolution.
Employee Share Option Plan means the HeartWare Limited Employee Share Option Plan.
EU means the European Union.
Exchange Act means the US Securities Exchange Act of 1934, as amended.

First Court Date means the date the Court hears the application to order the convening of the Scheme Meetings under section 411(1) of the Corporations Act.
First Court Hearing means the hearing at which the Court ordered the convening of the Scheme Meetings pursuant to section 411 of the Corporations Act.
FDA means the Food and Drug Administration Board (US).
Grant Thornton means Grant Thornton Corporate Finance Pty Ltd.
HeartWare Group means the Company and HeartWare International and any of their Subsidiaries.
HeartWare Inc means HeartWare, Inc, a corporation incorporated under the laws of the state of Delaware, United States of America.
HeartWare International means HeartWare International, Inc, a corporation incorporated under the laws of the state of Delaware, United States.
HeartWare International Directors means the directors of HeartWare International as at the date of this Information Memorandum.
HeartWare International Employee Stock Option Plan means the HeartWare International Employee Stock Option Plan, which is set out in Appendix 9.
HeartWare International 2008 Stock Incentive Plan means the HeartWare International 2008 Stock Incentive Plan which is set out in Appendix 11.
HeartWare International Option means options to subscribe for HeartWare International Shares under the HeartWare International Employee Stock Option Plan.
HeartWare International Restricted Stock Unit Plan means the HeartWare International Restricted Stock Unit Plan which is set out in Appendix 10.
HeartWare International Restricted Stock Units means restricted stock units to be issued by HeartWare International under the HeartWare International Restricted Stock Unit Plan.
HeartWare International Shares means the common stock in HeartWare International to be issued by HeartWare International in connection with the Share Scheme (which Shareholders can elect to receive in the form of common stock or CDIs).
HeartWare International Standalone Option means an option granted by HeartWare International to the Standalone Optionholders outside the HeartWare International Employee Stock Option Plan.
HeartWare LVAD System means the Company’s LVAD system, as described in Section 5.
IDE means an Investigational Device Exemption granted by the FDA.

Implementation Agreement means the Implementation Agreement dated 5 August 2008 between the Company and HeartWare International in relation to the Schemes as set out in Appendix 1.
Implementation Date means the third Business Day following the Scheme Record Date.
Implementation Orders means the orders pursuant to section 411(4)(b) of the Corporations Act in relation to the Schemes.
Incentive Holders means Optionholders and Performance Rights Holders.
Independent Expert means the independent expert appointed by the Company to consider whether the Schemes are in the best interests of Shareholders, Optionholders and Performance Rights Holders, being BDO Kendalls.
Independent Expert’s Report means the report prepared by the Independent Expert stating whether the Schemes are in the best interests of Shareholders, Optionholders and Performance Rights Holders set out in Appendix 2.
Ineligible Overseas Shareholders means a Scheme Shareholder who is registered in the Share Register with an address outside Australia and its external territories, New Zealand and the United States or such other country agreed to by the Company and HeartWare International.
Information Memorandum means this booklet, providing information to assist Shareholders, Optionholders and Performance Rights Holders in deciding how to vote on the EGM, Share Scheme, Option Scheme and Performance Rights Scheme and comprising an information memorandum for the purposes of the listing of HeartWare International on ASX.
IV VAD means the third generation blood pump which the Company has commenced design work on in parallel with the development of the MVAD.
Listing means the admission of HeartWare International to the official list of ASX and for the quotation of CDIs.
Listing Rules means the official listing rules of ASX as amended from time to time.
LVAD means Left Ventricular Assist Device.
LVAS means Left Ventricular Assist System.
Marketable Securities has the meaning given to that term in the Corporations Act.
Medical Advisory Board means the group of pre-eminent cardiac surgeons and cardiologists that has been appointed by the Company to guide its clinical and product development strategies.
Meetings means the Scheme Meetings and the EGM.
MVAD means Miniaturised Ventricular Assist Device.

NASDAQ means the NASDAQ Global Market.
Nominee means the nominee selected by HeartWare International to sell CDIs on behalf of Ineligible Overseas Shareholders for the purposes of clause 3.8 of the Implementation Agreement.
Notices of Meeting means the Notice of Share Scheme Meeting, Notice of Option Scheme Meeting, Notice of Performance Rights Scheme Meeting and Notice of EGM set out at Appendices 15 to 18 of this Information Memorandum.
NYHA means the New York Heart Association.
Option Scheme means the proposed scheme of arrangement between the Company and its Optionholders, substantially in the form set out in Appendix 4, under Part 5.1 of the Corporations Act subject to any alterations or conditions made or required by the Court and approved in writing by the Company and HeartWare International.
Option Scheme Consideration means consideration to be provided by HeartWare International for the cancellation of each Option under the Option Scheme as set out in clause 4 of the Option Scheme.
Option Scheme Deed Poll means the deed poll to be executed by HeartWare International substantially in the form of Appendix 7, under which HeartWare International covenants in favour of Scheme Optionholders to perform its obligations under the Implementation Agreement and the Option Scheme, with such amendments as are approved by the Court or as the Company and HeartWare International may otherwise agree.
Option Scheme Meeting means the meeting of Optionholders ordered by the Court to be convened pursuant to section 411(1) of the Corporations Act to consider the Option Scheme.
Option Register means the register of Optionholders maintained in accordance with the Corporations Act.
Optionholder means a person registered in the Company’s Option Register as a holder of Options.
Options means options entitling holders to subscribe for Shares issued under the Employee Share Option Plan.
Performance Rights means rights to acquire Shares issued under the Company’s Performance Rights Plan.
Performance Rights Holder means a person registered in the Company’s Performance Rights Register as the holder of Performance Rights.
Performance Rights Plan means the HeartWare Limited Performance Rights Plan.
Performance Rights Scheme means the scheme of arrangement, between the Company and its Performance Rights Holders, substantially in the form set out in Appendix 5, under Part 5.1 of the Corporations Act subject to any alterations or conditions made or required by the Court and approved in writing by the Company and HeartWare International.

Performance Rights Scheme Consideration means the consideration to be provided to Performance Rights Holders under the Performance Rights Scheme as set out in clause 4 of the Performance Rights Scheme.
Performance Rights Scheme Deed Poll means the deed poll to be executed by HeartWare International substantially in the form of Appendix 8, under which HeartWare International covenants in favour of Scheme Performance Rights Holders to perform its obligations under the Implementation Agreement and the Performance Rights Scheme, with such amendments as are approved by the Court or as the Company and HeartWare International may otherwise agree.
Performance Rights Scheme Meeting means the meeting of Performance Rights Holders ordered by the Court to be convened pursuant to section 411(1) of the Corporations Act to consider the Performance Rights Scheme.
Performance Rights Register means the Company’s register of Performance Rights Holders.
Proposed Transaction means the re-domiciling of the HeartWare Group which is to be effected on the Implementation Date, under which:
•	HeartWare International will acquire all of the Shares under the Share Scheme;
•	the Company will cancel all of the Options under the Option Scheme;
•	the Company will cancel all of the Performance Rights under the Performance Rights Scheme;
•	the Company will cancel all of the Standalone Options; and
•	the existing securityholders of the Company will receive HeartWare International Shares, HeartWare International Options, HeartWare International Restricted Stock Units and HeartWare International Standalone Options (as relevant), as described in this Information Memorandum.
PwC means PricewaterhouseCoopers Australia and PricewaterhouseCoopers LLP.
PwC Australia means PricewaterhouseCoopers Australia.
PwC LLP means PricewaterhouseCoopers LLP.
Registers means the Share Register, Option Register and Performance Rights Register.
Related Bodies Corporate has the meaning given to that term in the Corporations Act.

Resolution means the resolution to be considered at the EGM as set out in the Notice of EGM at Appendix 19.
Restricted Stock Unit Holder means a person registered in HeartWare International’s Restricted Stock Units Holder Register as a holder of Restricted Stock Units.
Restricted Stock Unit Holder Register means the register of Restricted Stock Unit Holders maintained by HeartWare International.
Restricted Stock Unit Plan means the HeartWare International Restricted Stock Unit Plan to be adopted by the Board of HeartWare International prior to implementation of the Schemes.
Restricted Stock Units means units of restricted stock in the capital of HeartWare International to be issued under the HeartWare International Restricted Stock Unit Plan pursuant to the Performance Rights Scheme.
Scheme Consideration means the consideration provided under the Schemes.
Scheme Meetings means the Share Scheme Meeting, the Option Scheme Meeting and the Performance Rights Scheme Meeting.
Scheme Optionholder means an Optionholder as at the Scheme Record Date.
Scheme Participant means the Scheme Shareholders, Scheme Optionholders and Scheme Performance Rights Holders.
Scheme Performance Rights Holder means a Performance Rights Holder as at the Scheme Record Date.
Scheme Record Date means 7.00pm on the fifth Business Day after the Effective Date as defined in the Implementation Agreement or any other date agreed with ASX to be the record date for the Schemes to determine entitlements to receive consideration pursuant to the Schemes.
Schemes means the Share Scheme, the Option Scheme and the Performance Rights Scheme.
Scheme Shareholder means a Shareholder as at the Scheme Record Date.
Second Court Date means the first day on which an application to the Court for orders under section 411(4)(b) of the Corporations Act approving the Schemes is heard.
Second Court Hearing means the hearing at which the Court is asked to approve the Schemes pursuant to section 411(4)(b) of the Corporations Act.
Securities and Exchange Commission (SEC) means the body established by the US government that has the function of overseeing US securities laws.

Shareholder means each person who is registered in the Share Register as a holder of Shares.
Shares means fully paid ordinary shares in the Company.
Share Scheme means the scheme of arrangement, between the Company and its Shareholders, substantially in the form set out in Appendix 3, under Part 5.1 of the Corporations Act subject to any alterations or conditions made or required by the Court and approved in writing by the Company and HeartWare International.
Share Scheme Consideration means the consideration provided to Shareholders under the Share Scheme as set out in clause 4 of the Share Scheme.
Share Scheme Deed Poll means the deed poll to be executed by HeartWare International substantially in the form of Appendix 6, under which HeartWare International covenants in favour of Scheme Shareholders to perform its obligations under the Implementation Agreement and the Share Scheme, with such amendments as are approved by the Court or as the Company and HeartWare International may otherwise agree.
Share Scheme Meeting means the Shareholders’ meeting ordered by the Court to be convened under section 411(1) of the Corporations Act to consider the Share Scheme.
Scheme Shareholders means each person who is a Shareholder as at the Scheme Record Date.
Share Register means the register of Shareholders maintained in accordance with the Corporations Act.
Standalone Options means the options granted by the Company to the Standalone Optionholders outside the HeartWare Limited Employee Share Plan.
Standalone Optionholders means Dr Christine Bennett, Dr Denis Wade, Robert Thomas, Dr Bud Frazier, Dr Steven Boyce and Inteq Limited.
Stock Incentive Plan means the HeartWare International 2008 Stock Incentive Plan.
Subsidiary has the meaning given to that term in section 46 of the Corporations Act.
TET means transcutaneous energy transfer.
US$ means US dollars.
US or United States means the United States of America.
US GAAP means the generally accepted accounting principles applying in the US.
US Tax Code means the US Internal Revenue Code of 1986, as amended.

Appendix 1
Implementation Agreement

Implementation Agreement
HeartWare Limited
HeartWare International, Inc

Parties
HeartWare Limited ABN 34 111 970 257 of Level 57, MLC Centre, 19-29 Martin Place, Sydney, NSW 2000 (Company)
HeartWare International, Inc a company incorporated in Delaware, USA, of 14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014 (HeartWare International)
Background
A	The parties have agreed that the Company will seek to implement a reorganisation pursuant to which:
(a)	HeartWare International would acquire all of the issued Shares of the Company in exchange for HeartWare International Shares or CDIs by means of a scheme of arrangement under Part 5.1 of the Corporations Act (Share Scheme);
(b)	the existing Options would be cancelled in exchange for HeartWare International Options in HeartWare International by means of a scheme of arrangement under Part 5.1 of the Corporations Act (Option Scheme); and
(c)	the existing Performance Rights would be cancelled in exchange for Restricted Stock Units in HeartWare International by means of a scheme of arrangement under Part 5.1 of the Corporations Act (Performance Rights Scheme)
B	The parties will implement the Schemes in good faith on the terms and conditions of this Agreement.

C	In conjunction with the Schemes, the parties will seek to replace the existing Standalone Options with new options in HeartWare International.

D	Following implementation of the Schemes, HeartWare International will:
(a)	buy back the HeartWare International Shares issued to the Company on incorporation of HeartWare International for the nominal consideration of $1.00; and
(b)	convert the Company from a public company to a proprietary company limited by shares.

Operative provisions
13	Implementation of the Proposed Transaction
13.1	The Company will propose and the parties will seek to implement the Proposed Transaction in accordance with this Agreement.
14	Conditions
Conditions precedent to implementation of the Share Scheme
14.1	The transfer of the Scheme Shares and HeartWare International’s obligations under clause 15.3 are subject to each of the following conditions being satisfied or waived in accordance with this clause 14:
14.1.1	(No prohibitive orders) Prior to 8.00am on the Second Court Hearing Date no judicial authority or entity and no Government Agency taking and not withdrawing any action, or imposing any legal restraint or prohibition, to prevent the implementation of the Proposed Transaction (or any transaction contemplated by the Proposed Transaction).
14.1.2	(Regulatory Consents) All approvals, consents or waivers which the parties agree are required to implement the transactions envisaged by this Agreement (other than the approval of the Court of the Schemes under section 411(4)(b) of the Corporations Act) having been obtained or deemed obtained by 5:00pm on the Business Day immediately prior to the Second Court Hearing Date including ASIC and ASX providing all consents, approvals and waivers and doing other acts which are necessary or reasonably desirable to implement the Proposed Transaction on terms that are unconditional or subject only to conditions which are acceptable to the Company (Regulatory Consents).
14.1.3	(ASX listing) ASX approving:
(a)	HeartWare International for admission to the official list of ASX; and

(b)	the CDIs for official quotation by ASX,

in each case conditional only on the Share Scheme becoming Effective and HeartWare International providing the information required by the ASX approval or by the Listing Rules and satisfying any conditions in the ASX approval with regard to deferred trading of the CDIs.
14.1.4	(Shareholder Approval) Shareholders approving the Share Scheme at the Share Scheme Meeting (or any adjournment or postponement of it at which the Share Scheme is voted on) by the requisite majorities under the Corporations Act.

14.1.5	(Court Approval of Share Scheme) The Court approving the Share Scheme in accordance with section 411(4)(b) of the Corporations Act either unconditionally or on conditions that are customary or usual.
14.1.6	(Depositary): Before 5.00pm on the Business Day prior to the Second Court Hearing Date, HeartWare International has appointed a Depositary and the Depositary has agreed to the allotment to it of HeartWare International Shares under the Share Scheme.
14.1.7	(Nominee): Before 5.00pm on the Business Day prior to the Second Court Hearing Date, HeartWare International has appointed a Nominee and the Nominee has agreed to sell the CDIs as contemplated by clause 15.8.
14.1.8	(Ability to issue CDIs): Before 5.00pm on the Business Day prior to the Second Court Hearing Date, HeartWare International has done everything necessary under the ASTC Settlement Rules to enable it to issue CDIs other than the allotment to a Depositary of HeartWare International Shares under the Share Scheme.
Conditions precedent to implementation of the Option Scheme
14.2	The cancellation of the Options and HeartWare International’s obligations under clause 16.3 are subject to the satisfaction or waiver of each of the conditions set out in clause 14.1 and each of the following conditions being satisfied or waived in accordance with this clause 14:
14.2.1	(Optionholder Approval) Optionholders approving the Option Scheme at the Option Scheme Meeting (or any adjournment or postponement of it at which the Option Scheme is voted on) by the requisite majorities under the Corporations Act.
14.2.2	(Court Approval of Option Scheme) The Court approving the Option Scheme in accordance with section 411(4)(b) of the Corporations Act either unconditionally or on conditions that are customary or usual.
Conditions precedent to implementation of the Performance Rights Scheme
14.3	The cancellation of the Performance Rights and HeartWare International’s obligations under clause 17.3 are subject to the satisfaction or waiver of each of the conditions set out in clause 14.1 and each of the following conditions being satisfied or waived in accordance with this clause 14:
14.3.1	(Performance Rights Holder Approval) Performance Rights Holders approving the Performance Rights Scheme at the Performance Rights Scheme Meeting (or any adjournment or postponement of it at which the Performance Rights Scheme is voted on) by the requisite majorities under the Corporations Act.
14.3.2	(Court Approval of Performance Rights Scheme) The Court approving the Performance Rights Scheme in accordance with section 411(4)(b) of the Corporations Act either unconditionally or on conditions that are customary or usual.

Reasonable endeavours
14.4	Each of the parties must use its reasonable endeavours to procure that:
14.4.1	each of the conditions in clauses 14.1, 14.2 and 14.3 is satisfied as expeditiously as possible and in any event on or before the Sunset Date, including providing all reasonable assistance to the other party as is necessary to satisfy such conditions; and
14.4.2	there is no occurrence within the control of the Company or HeartWare International (as the context requires) which would prevent the conditions in clause 14.1, 14.2 or 14.3 from being satisfied.
Waiver of conditions
14.5	The conditions in clauses 14.1.1 to 14.1.3 and 14.1.6 to 14.1.8 are for the joint benefit of the Company and HeartWare International and may only be waived jointly by them.

14.6	The conditions in clauses 14.1.4, 14.1.5, 14.2.1, 14.2.2, 14.3.1 and 14.3.2 cannot be waived.
14.7	Any waiver of the conditions in clause 14.1 must take place prior to 8.00am on the Second Court Hearing Date to be effective.
Failure of condition
14.8	If:
14.8.1	a condition in clause 14.1, 14.2 or 14.3 is not satisfied or waived by the date specified for its satisfaction; or
14.8.2	a condition in clause 14.1, 14.2 or 14.3 becomes incapable of being satisfied by the date specified for its satisfaction and is not waived, then unless the condition is waived, the parties must consult in good faith to:
14.8.3	determine whether the Proposed Transaction or an element of the Proposed Transaction (as relevant) may proceed by way of alternative means or methods;
14.8.4	change the date of the application made to the Court for an order under section 411(4)(b) of the Corporations Act approving the Schemes or adjourning that application (as applicable) to another date agreed by the Company and HeartWare International (being a date no later than 5 Business Days before the Sunset Date); or
14.8.5	extend the relevant date or Sunset Date.

14.9	If the parties are unable to reach agreement under clause 14.8 within 5 Business Days of the date on which they both become aware that the condition has become incapable of being satisfied (or, if earlier, by 8.00am on the Second Court Hearing Date), then unless the condition is waived, either party may terminate this Agreement at any time prior to 8.00am on the Second Court Hearing Date with immediate effect by written notice to the other party.
14.10	Subject to the rights of the parties under clauses 23.3, 24, 25 or 26 of this Agreement, following any termination under clause 14.9, no party will have any liability to the other party in respect of this Agreement.
Notice of changes
14.11	The Company and HeartWare International must promptly notify each other of any change or event causing, or which, so far as can reasonably be foreseen, would cause:
14.11.1	any of the conditions in clause 14.1, 14.2 or 14.3 being satisfied or becoming incapable of satisfaction; or
14.11.2	a material breach of this Agreement.
15	Share Scheme
Preliminary steps
15.1	On or before 8.00am on the Second Court Hearing Date:
15.1.1	the Company will make an offer to each Standalone Optionholder to cancel the Standalone Options held by that person in accordance with clause 20; and
15.1.2	the Company will seek a ruling from the Australian Taxation Office that Australian resident Scheme Shareholders, Scheme Optionholders and Scheme Performance Rights Holders will receive capital gains tax rollover relief in relation to the transfer of their Shares to HeartWare International under the Share Scheme and the cancellation and replacement of their Options and Performance Rights under the Option Scheme and Performance Rights Scheme respectively and for Standalone Optionholders in relation to the cancellation and replacement of their Standalone Options in accordance with clause 20;
Share Scheme
15.2	The Company will propose a scheme of arrangement under which all the Scheme Shares are transferred to HeartWare International and Scheme Shareholders will be entitled to receive the Share Scheme Consideration.

Share Scheme Consideration
15.3	In consideration of the Scheme Shareholders transferring their Shares to HeartWare International on the Implementation Date, HeartWare International covenants in the Company’s favour (in its own right and separately as trustee or nominee for each Scheme Shareholder) that HeartWare International will, on the Implementation Date, and immediately before the transfer of the Shares to HeartWare International, issue to such Scheme Shareholder (or, in accordance with clause 15.8 to a Nominee on its behalf where such Scheme Shareholder is an Ineligible Overseas Shareholder):
15.3.1	one CDI for every Share held by them on the Scheme Record Date, where the Scheme Shareholder has not made an election in accordance with clause 15.4; or
15.3.2	one HeartWare International Share for every 35 Shares held by them on the Scheme Record Date, where such Scheme Shareholder has made an election in accordance with clause 15.4.
Election
15.4	The Information Memorandum must be accompanied by written notice to the Company’s share registry, under which each Scheme Shareholder may make an election to receive HeartWare International Shares rather than CDIs under the Share Scheme, by completing, signing and returning the form by 5.00pm on the Scheme Record Date (or such other date as agreed by the parties in writing) to the Company’s share registry.
15.5	An election under clause 15.4 may only be made in respect of all and not only some of the Shares held by a Scheme Shareholder.
15.6	If a Scheme Shareholder does not make an election in accordance with clause 15.4, a Scheme Shareholder will receive CDIs under the Share Scheme.
Fractional entitlements
15.7	Fractional entitlements to Share Scheme Consideration will be rounded down to the nearest:
15.7.1	whole number of HeartWare International Shares, if the Scheme Shareholder has elected to receive HeartWare International Shares under the Share Scheme; or
15.7.2	multiple of 35 CDIs, if the Scheme Shareholder has not made an election under clause 15.4, after aggregating all holdings of such Scheme Shareholder.

Ineligible Overseas Shareholders
15.8	Where a Scheme Shareholder is an Ineligible Overseas Shareholder, the number of CDIs to which the Scheme Shareholder would otherwise be entitled under the Scheme will be issued to a Nominee of HeartWare International who will sell those CDIs as soon as reasonably practicable (at the risk of that Ineligible Overseas Shareholder) and pay the net proceeds received (calculated on an averaged basis so that all Ineligible Overseas Shareholders receive the same price per CDI subject to rounding to the nearest cent), after deducting any applicable brokerage and other taxes and charges, to that Ineligible Overseas Shareholder in full satisfaction of that Ineligible Overseas Shareholder’s rights to Scheme Consideration.
General provisions
15.9	The obligations of HeartWare International to issue HeartWare International Shares under this Agreement will be satisfied by HeartWare International on the Implementation Date, procuring the entry in the registers maintained by HeartWare International of holders of HeartWare International Shares of each person who is to receive HeartWare International Shares.
15.10	After the satisfaction of the obligations of HeartWare International in clause 15.9, and within five Business Days after the Implementation Date, HeartWare International will:
15.10.1	issue holding statements, certificates or transmittal letters (as the case may be) for such HeartWare International Shares in the name of such persons; and
15.10.2	procure the dispatch of such holding statements, certificates or transmittal letters to the address as shown in the registers for such persons.
15.11	The obligations of HeartWare International to issue CDIs under clause 15.3 of this Agreement will be satisfied by HeartWare International on the Implementation Date, procuring the entry in the register maintained by HeartWare International of holders of HeartWare International Shares of the Depositary as depositary to hold the HeartWare International Shares underlying those CDIs and procuring the Depositary to issue CDIs to Scheme Shareholders in accordance with the Share Scheme.
15.12	After the satisfaction of the obligations of HeartWare International in clause 15.11, and within five Business Days after the Implementation Date, HeartWare International will:
15.12.1	issue holding statements or transmittal letters (as the case may be) for such HeartWare International Shares in the name of the Depositary, and procure the dispatch of such holding statements or transmittal letters to the Depositary;
15.12.2	record in the CDI Register each person who is to receive CDIs under clause 15.3; and
15.12.3	dispatch to each person who is to receive CDIs under clause 15.3 a holding statement in the name of that person representing the number of CDIs to be issued to that person.

16	Option Scheme
Preliminary steps
16.1	On or before 8.00am on the Second Court Hearing Date, HeartWare International will adopt the HeartWare International Employee Stock Option Plan.
Option Scheme
16.2	The Company will propose a scheme of arrangement under which all of the Options are cancelled and Scheme Optionholders will be entitled to receive the Option Scheme Consideration.
Option Scheme Consideration
16.3	In consideration of the Scheme Optionholders agreeing to cancel their Options on the Implementation Date, HeartWare International covenants in the Company’s favour (in its own right and separately as trustee or nominee for each Scheme Optionholder) that HeartWare International will, on the Implementation Date, and immediately before the cancellation of the Options, issue to such Scheme Optionholder one HeartWare International Option for every 35 Options held by them on the Scheme Record Date.
Terms of HeartWare International Options
16.4	Each HeartWare International Option issued in accordance with clause 16.3 will:
16.4.1	have an exercise price per HeartWare International Option equal to 35 times the exercise price per option of the Options it replaces;
16.4.2	have an exercise period equal to the unexpired exercise period of the Options it replaces;
16.4.3	be vested to the same extent and have the same terms as to vesting as the Options it replaces; and
16.4.4	otherwise be issued on the terms of the HeartWare International Employee Stock Option Plan.
Fractional entitlements
16.5	Fractional entitlements to Option Scheme Consideration will be rounded down to the nearest whole number of HeartWare International Options after aggregating all holdings of such Scheme Optionholder.

General provisions
16.6	The obligations of HeartWare International to issue HeartWare International Options under this Agreement will be satisfied by HeartWare International on the Implementation Date, procuring the entry in the register maintained by HeartWare International of optionholders of each person who is to receive HeartWare International Options.
16.7	After the satisfaction of the obligations of HeartWare International in clause 16.6, and within five Business Days after the Implementation Date, HeartWare International will:
16.7.1	issue certificates for such HeartWare International Options in the name of such persons; and
16.7.2	procure the dispatch of such certificates to the address as shown in the option register for such persons.
17	Performance Rights Scheme
Preliminary steps
17.1	On or before 8.00am on the Second Court Hearing Date, HeartWare International will adopt the HeartWare International Restricted Stock Unit Plan.
Performance Rights Scheme
17.2	The Company will propose a scheme of arrangement under which all of the Performance Rights are cancelled and Scheme Performance Rights Holders will be entitled to receive the Performance Rights Scheme Consideration.
Performance Rights Scheme Consideration
17.3	In consideration of the Scheme Performance Rights Holders agreeing to cancel their Performance Rights on the Implementation Date, HeartWare International covenants in the Company’s favour (in its own right and separately as trustee or nominee for each Scheme Performance Rights Holder) that HeartWare International will, on the Implementation Date, and immediately before the cancellation of the Performance Rights, issue to such Scheme Performance Rights Holder one Restricted Stock Unit in HeartWare International for every 35 Performance Rights held by them on the Scheme Record Date.
Terms of Restricted Stock Units
17.4	Each HeartWare International Restricted Stock Unit issued in accordance with clause 17.3 will:
17.4.1	be vested to the same extent and have the same period for vesting as the Performance Rights it replaces;
17.4.2	be subject to equivalent vesting conditions as the Performance Rights it replaces; and
17.4.3	otherwise be issued on the terms of the HeartWare International Restricted Stock Unit Plan.

Fractional entitlements
17.5	Fractional entitlements to Performance Rights Scheme Consideration will be rounded down to the nearest whole number of Restricted Stock Units after aggregating all holdings of such Scheme Performance Rights Holder.
General provisions
17.6	The obligations of HeartWare International to issue Restricted Stock Units under this Agreement will be satisfied by HeartWare International on the Implementation Date, procuring the entry in the register maintained by HeartWare International of Restricted Stock Unit Holders of each person who is to receive Restricted Stock Units.
17.7	After the satisfaction of the obligations of HeartWare International in clause 17.6, and within five Business Days after the Implementation Date, HeartWare International will:
17.7.1	issue certificates for such Restricted Stock Units in the name of such persons; and
17.7.2	procure the dispatch of such certificates to the address as shown in the Restricted Stock Unit Holder register for such persons.
18	Cooperation
18.1	HeartWare International and the Company must each use all reasonable endeavours to produce the Information Memorandum, seek the required Regulatory Consents and implement the Schemes as soon as reasonably practicable.
19	Implementation of Schemes
The Company’s obligations
19.1	The Company must take all necessary steps to propose, implement and complete the Schemes as soon as reasonably practicable. This includes taking each of the following steps:
19.1.1	(Prepare Information Memorandum) Prepare the Information Memorandum in accordance with all applicable laws including the Corporations Act, applicable ASIC Policy Statements and the Listing Rules. The Information Memorandum must include, amongst other things:
(a)	details of the Schemes;
(b)	the Deeds Poll;

(c)	an explanatory statement complying with the Corporations Act’s requirements in respect of the Schemes as a whole;
(d)	report from the Independent Expert;

(e)	notices of the Scheme Meetings;
(f)	proxy forms for the Scheme Meetings; and

(g)	a statement that each director of the Company recommends that Shareholders, Optionholders and Performance Rights Holders vote in favour of the Schemes.
19.2	(Independent Expert) Appoint an independent expert to provide a report with respect to the Schemes to be included in the Information Memorandum in accordance with all applicable laws.
19.3	(Registration) Request ASIC to register the explanatory statement included in the Information Memorandum in relation to the Schemes in accordance with section 412(6) of the Corporations Act.
19.4	(Engage suitable counsel) Engage suitable counsel to represent the Company in all Court proceedings related to the Schemes.
19.5	(Section 411(17)(b) statement) Apply to ASIC for a statement under section 411(17)(b) of the Corporations Act that ASIC has no objection to the Schemes.
19.6	(Court direction) Apply to the Court for orders under section 411(1) of the Corporations Act directing the Company to convene the Scheme Meetings.
19.7	(Scheme Meetings) Convene and hold the Scheme Meetings to seek approval of the Schemes in accordance with the Court’s orders.
19.8	(New information) Provide to Shareholders, Optionholders and Performance Rights Holders any further or new information which arises after the Dispatch Date and prior to the Scheme Meetings which is necessary to ensure that the information contained in the Information Memorandum is not false, misleading or deceptive in any material respect.
19.9	(Court approval) Apply to the Court for orders approving the Schemes if they are approved by the requisite majorities of Shareholders, Optionholders and Performance Rights Holders respectively at the Scheme Meetings.
19.10	(Certificate) Provide the Court on the Second Court Hearing Date with a certificate confirming whether all the conditions in clauses 14.1, 14.2 and 14.3, have been satisfied or waived in accordance with the terms of this Agreement.
19.11	(Lodge copy of Court order) Lodge an office copy of the Court order approving the Schemes (if made) with ASIC no later than 5.00pm on the day after the orders are made.
19.12	(Registration) If the Share Scheme becomes Effective, enter in the Register all transfers of Scheme Shares to HeartWare International under the Share Scheme on the Implementation Date.

HeartWare International’s obligations
19.13	HeartWare International must take all necessary steps to implement and complete the Schemes as soon as is reasonably practicable. This includes taking each of the following steps:
19.13.1	(Deeds Poll) Execute the Deeds Poll immediately following the Court making the orders under section 411(1) of the Corporations Act to convene the Scheme Meetings;
19.13.2	(HeartWare International Information) Prepare and provide to the Company all information regarding HeartWare International required by all applicable laws, including the Corporations Act, applicable ASIC Policy Statements, and the Listing Rules, for inclusion in the Information Memorandum.
19.13.3	(Certificate) Provide the Court on the Second Court Hearing Date with a certificate confirming whether all the conditions in clauses 14.1, 14.2 and 14.3 have been satisfied or waived in accordance with the terms of this Agreement.
19.13.4	(HeartWare International new information) Provide to the Company any further or new information about HeartWare International which arises after the Dispatch Date and prior to the Scheme Meetings which is necessary or reasonably required by the Company to ensure that the information concerning HeartWare International disclosed in the Information Memorandum is not false, misleading or deceptive in any material respect.
19.13.5	(Scheme Consideration) If the:
(a)	Share Scheme becomes Effective, issue the Share Scheme Consideration in accordance with clause 15.3;
(b)	Option Scheme becomes Effective, issue the Option Scheme Consideration in accordance with clause 16.3; and
(c)	Performance Rights Scheme becomes Effective, issue the Performance Rights Scheme Consideration in accordance with clause 17.3, in each case on the Implementation Date.

20	Replacement of Standalone Options
Cancellation of Standalone Options and offer of HeartWare International Standalone Options
20.1	On or before 8.00am on the Second Court Hearing Date, the Company will make an offer to each Standalone Optionholder to cancel the Standalone Options held by that person. In consideration for and subject to that cancellation, HeartWare International will grant one HeartWare International Standalone Option to each Standalone Optionholder for every 35 Standalone Options held by them as at the Implementation Date (rounded down to the nearest whole number of HeartWare International Standalone Options) on the terms set out in clause 20.4 below.

20.2	The offers set out in clause 20.1, shall be conditional upon:
20.2.1	the Share Scheme becoming Effective; and
20.2.2	ASX granting a waiver on or before the Implementation Date of the requirement under Listing Rule 6.23 to obtain Shareholder approval for the cancellation of the Standalone Options; and
20.3	In addition to the conditions set out in clause 20.2, the offer of HeartWare International Standalone Options under clause 20.1 to directors of HeartWare International or related parties of HeartWare International will also be subject to ASX granting a waiver of the requirement under Listing Rule 10.11 of the requirement to obtain Shareholder approval for the new issue on or before the Implementation Date.
Terms of HeartWare International Standalone Options
20.4	Each HeartWare International Standalone Option issued in accordance with clause 20.1 will:
20.4.1	have an exercise price per option equal to 35 times the exercise price per option of the Standalone Options it replaces;
20.4.2	have an exercise period equal to the unexpired exercise period of the Standalone Options it replaces;
20.4.3	be vested to the same extent and have the same terms as to vesting as the Standalone Options it replaces; and
20.4.4	otherwise be issued on the terms of the HeartWare International Option Deeds.
21	Conversion of Company to a proprietary company
21.1	Within 10 Business Days following implementation of the Share Scheme, HeartWare International will pass a special resolution to convert the Company from a public company to a proprietary company limited by shares and lodge all necessary documentation with ASIC to give effect to the conversion of the Company from a public company to a proprietary company.
22	Buy back of shares in HeartWare International
22.1	Within ten Business Days following implementation of the Share Scheme, HeartWare International will buy back the HeartWare International Shares issued to the Company on incorporation for the nominal consideration of $1.00 in accordance with the requirements of Delaware law.

23	Termination
Termination by notice
23.1	Without prejudice to any other rights of termination under this Agreement, either party may terminate this Agreement by giving the other party written notice at any time before 8.00am on the Second Court Hearing Date if:
23.1.1	the other party is in material breach of any term of this Agreement and:
(a)	the party wishing to terminate has given the other party a written notice:
(i)	setting out details of the breach; and

(ii)	stating its intention to terminate, and
(b)	the breach continues to exist 5 Business Days (or any shorter period ending at 5.00pm on the day before the Second Court Hearing Date) from the date the notice is given; or
23.1.2	the board of the Company withdraws its recommendation of the Schemes.
Automatic termination
23.2	All of the obligations in this Agreement with respect to a Scheme will terminate automatically without the need for action by any party in the event that:
23.2.1	the Independent Expert opines that such Scheme is not fair and reasonable and in the best interests of the Shareholders, Optionholders or Performance Rights Holders (as relevant); or
23.2.2	the Company’s Shareholders, Optionholders or Performance Rights Holders (as relevant) fail to approve such Scheme by the necessary majorities at the relevant Scheme Meeting; or
23.2.3	the Court refuses to grant an order convening any required Scheme Meeting or approving such Scheme and either the parties agree not to conduct an appeal or the parties agree to conduct an appeal but the appeal is unsuccessful; or
23.2.4	such Scheme is not approved by the Court under section 411(4)(b) of the Corporations Act on or before the Sunset Date.

Effect of termination
23.3	If either the Company or HeartWare International terminates this Agreement under clauses 14.9 or 23.1 or this Agreement or any rights or obligations under this Agreement terminate automatically under clause 23.2, this Agreement and the parties’ obligations under it cease without any liability or obligation on behalf of the parties.
24	Public announcements
Public announcements
24.1	Neither party may make a public announcement about this Agreement, the Information Memorandum or the Schemes unless:
24.1.1	the other party has approved the form of the announcement; or
24.1.2	the law or the Listing Rules requires an announcement to be made, subject to clause 24.2.
Required disclosure
24.2	If the law or the Listing Rules require a party to make an announcement or disclosure about either the subject of this Agreement or the Information Memorandum, that party must give the other party as much notice as is reasonably practical and to the extent reasonably practical consult with the other party about the form and content of the announcement or disclosure.
25	Costs and stamp duty
25.1	Subject to clause 25.2, the Company will bear all costs and expenses (including professional fees) incurred by the Company and HeartWare International in connection with the negotiation, preparation and execution of this Agreement and the implementation or attempted implementation of the Schemes.
25.2	HeartWare International must pay all stamp duty and any related fines or penalties in respect of this Agreement, the Deeds Poll and the acquisition of the Scheme Shares in accordance with the Share Scheme.
26	Miscellaneous
Notices
26.1	Any notice, demand, consent or other communication (a Notice) given or made under this Agreement:
26.1.1	must be in writing and signed by a person duly authorised by the sender;

26.1.2	must be delivered to the intended recipient by prepaid post or by hand or fax to the address or fax number below or the address (being an address in Australia) or fax number last notified by the intended recipient to the sender:
Company:

Address:	Level 57
MLC Centre
19-29 Martin Place
Sydney NSW 2000
Australia
Fax:	+61 2 9238 2063
Attention:	David McIntyre
HeartWare International:

Address:	14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014
Fax: Attention:	+1 305 818 4111 David McIntyre
26.1.3	will be taken to be duly given or made:
(a)	in the case of delivery in person, when delivered;
(b)	in the case of delivery by post, two Business Days after the date of posting (if posted to an address in the same country); and
(c)	in the case of fax, on receipt by the sender of a transmission control report from the dispatching machine showing the relevant number of pages and the correct destination fax machine number or name of recipient and indicating that the transmission has been made without error, but if the result is that a Notice would be taken to be given or made on a day that is not a Business Day in the place to which the Notice is sent or is later than 4.00pm (local time) it will be taken to have been duly given or made at the commencement of business on the next Business Day in that place.
No waiver
26.2	No failure to exercise nor any delay in exercising any right, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.
Remedies cumulative
26.3	The rights, powers and remedies provided to each party in this Agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law or equity or by any agreement.

Entire agreement
26.4	This Agreement contains the entire agreement between the parties as at the date of this Agreement with respect to its subject matter and supersedes all prior agreements and understandings between the parties in connection with it.
Amendment
26.5	No amendment or variation of this Agreement is valid or binding on a party unless made in writing executed by the Company and HeartWare International which may so make an amendment or variation notwithstanding that one or more other parties or persons may be entitled to the benefit of all or any of the provisions of this Agreement.
Assignment
26.6	The rights and obligations of each party under this Agreement are personal. They cannot be assigned, encumbered or otherwise dealt with and no party may attempt, or purport, to do so without the prior consent of the other party.
No merger
26.7	The rights and obligations of the parties will not merge on the completion of any transaction contemplated by this Agreement. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing a transaction.
Further assurances
26.8	Each party agrees to do all things and execute all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the provisions of this Agreement and the transactions contemplated by it.
Severability of provisions
26.9	Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Agreement nor affect the validity or enforceability of that provision in any other jurisdiction.
Counterparts
26.10	This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.
GST
26.11	Unless expressly included, the consideration for any supply under or in connection with this Agreement does not include GST.
26.12	To the extent that any supply made by a party to another party (Recipient) under or in connection with this Agreement is a taxable supply and a tax invoice has been provided to the Recipient, the Recipient must pay, in addition to the consideration to be provided under this Agreement for that supply (unless it expressly includes GST) an amount equal to the amount of that consideration (or its GST exclusive market value) multiplied by the rate at which GST is imposed in respect of the supply.

26.13	The amount of GST payable in accordance with clause 26.12 will be paid at the same time and in the same manner as the consideration otherwise payable for the supply is provided.
Governing law and jurisdiction
26.14	This document is governed by the law of New South Wales. The parties submit to the non-exclusive jurisdiction of its courts and courts of appeal from them. The parties will not object to the exercise of jurisdiction by those courts on any basis.
27	Definitions and Interpretation
Definitions
27.1	In this Agreement the following definitions apply:
AIFRS means the Australian equivalent to International Financial Reporting Standards applying in Australia.
Apple Tree means Apple Tree Partners I, LP.
APRA means the Australian Prudential Regulation Authority.
ASIC means the Australian Securities and Investments Commission.
ASTC means Australian Settlement and Transfer Corporation Limited.
ASX means ASX Limited or the securities market which it operates, as the context requires.
Business Day means a day that is not a Saturday, Sunday or a public holiday or bank holiday in Sydney, Australia, or New York, United States of America.
CDI means the CHESS Depositary Interest to be issued in connection with the Share Scheme representing an interest in one thirty-fifth of a HeartWare International Share.
CDI Register has the meaning given to that term in the ASTC Settlement Rules.
CHESS Depositary Interest has the meaning given to that term in the ASTC Settlement Rules.
Corporations Act means the Corporations Act 2001 (Cth).
Court means the Federal Court of Australia or any other court of competent jurisdiction under the Corporations Act agreed in writing by the Company and HeartWare International.
Deeds Poll means the Share Scheme Deed Poll, the Option Scheme Deed Poll and the Performance Rights Scheme Deed Poll.

Depositary has the meaning given to it in the ASTC Settlement Rules.
Dispatch Date means the day that the Information Memorandum is dispatched to the Shareholders, Optionholders and Performance Rights Holders.
Effective means, when used in relation to a Scheme, the coming into effect, under section 411(10) of the Corporations Act, of the Court order made under section 411(4)(b) of the Corporations Act in relation to that Scheme.
Effective Date means the date on which a Scheme becomes Effective.
First Court Hearing Date means the date the Court hears the application to order the convening of the Scheme Meetings under section 411(1) of the Corporations Act.
Government Agency means:
(a)	a government, whether foreign, federal, state, territorial or local;
(b)	a department, office or minister of a government (whether foreign, federal, state, territorial or local) acting in that capacity; or
(c)	a commission, delegate, instrumentality, agency, board, or other government, semi-government, judicial, administrative, monetary or fiscal authority, whether statutory or not and whether foreign, federal, state, territorial or local, and includes ASX, ASIC, the Takeovers Panel, and APRA.
HeartWare International Employee Stock Option Plan means the HeartWare International Employee Stock Option Plan in the form set out in Annexure 7 (or in such other form as is agreed between the parties to this Agreement) to be adopted by HeartWare International in accordance with clause 16.1.
HeartWare International Options means options to subscribe for one HeartWare International Share under the HeartWare International Employee Stock Option Plan.
HeartWare International Option Deeds means the standalone option deeds to be granted by HeartWare International to the Standalone Optionholders in the form set out in Annexure 9 (or in such other form as is agreed between the parties to this Agreement).
HeartWare International Restricted Stock Unit Plan means the Restricted Stock Unit Plan in the form set out in Annexure 8 (or in such other form as is agreed between the parties to this Agreement) to be adopted by HeartWare International in accordance with clause 17.1.
HeartWare International Shares means shares of fully paid common stock in the capital of HeartWare International.
Implementation Date means the third Business Day following the Scheme Record Date.

Ineligible Overseas Shareholder means a Scheme Shareholder who is registered in the Register with an address outside Australia and its external territories, New Zealand and the United States or such other country agreed to by the Company and HeartWare International.
Independent Expert means the independent expert in respect of the Schemes appointed by the Company in accordance with clause 19.2 to consider whether the Schemes are in the best interests of Shareholders, Optionholders and Performance Rights Holders.
Information Memorandum means the document containing the information described in clause 7.1 to be approved by the Court and to be despatched to Shareholders, Optionholders and Performance Rights Holders to assist them in deciding on how to vote on the Schemes.
Listing Rules means the official listing rules of ASX as amended from time to time.
Meeting Record Date means 7.00pm on the day prior to the Dispatch Date, or such other date as the Court determines or the parties agree in writing.
Nominee means the nominee selected by HeartWare International prior to the Implementation Date for the purposes of clause 14.1.7.
Option Scheme means the proposed scheme of arrangement, substantially in the form set out in Annexure 2, under Part 5.1 of the Corporations Act between the Company and Scheme Optionholders as described in clause 16, subject to any alterations or conditions made or required by the Court and approved in writing by the parties.
Option Scheme Consideration means has the meaning given to it in clause 16.3.
Option Scheme Deed Poll means the deed poll to be executed by HeartWare International substantially in the form of Annexure 5,under which HeartWare International covenants in favour of Scheme Optionholders to perform its obligations under this Agreement and obligations contemplated of it under the Option Scheme, with such amendments as are approved by the Court or as the Company and HeartWare International may otherwise agree.
Option Scheme Meeting means the meeting of Optionholders ordered by the Court to be convened under section 411(1) of the Corporations Act to consider the Option Scheme.
Optionholder means a person registered in the Company’s option register as a holder of Options.
Options means options entitling holders to subscribe for Shares issued under the HeartWare Limited Employee Share Option Plan.
Performance Rights means rights to acquire Shares issued under the Company’s Performance Rights Plan.

Performance Rights Holder means a person registered in the Company’s performance rights register as the holder of Performance Rights.
Performance Rights Scheme means the proposed scheme of arrangement, substantially in the form set out in Annexure 3, under Part 5.1 of the Corporations Act between the Company and Scheme Performance Rights Holders as described in clause 17, subject to any alterations or conditions made or required by the Court and approved in writing by the parties.
Performance Rights Scheme Consideration has the meaning given to it in clause 17.3.
Performance Rights Scheme Deed Poll means the deed poll to be executed by HeartWare International substantially in the form of Annexure 6, under which HeartWare International covenants in favour of Scheme Performance Rights Holders to perform its obligations under this Agreement and contemplated of it under the Performance Rights Scheme, with such amendments as are approved by the Court or as the Company and HeartWare International may otherwise agree.
Performance Rights Scheme Meeting means the meeting of Performance Rights Holders ordered by the Court to be convened under section 411(1) of the Corporations Act to consider the Performance Rights Scheme.
Proposed Transaction means the reorganisation which is to be effected on the Implementation Date, under which:
(a)	HeartWare International will acquire all of the Shares under the Share Scheme;
(b)	the Company will cancel all of the Options under the Option Scheme;
(c)	the Company will cancel all of the Performance Rights under the Performance Rights Scheme;
(d)	the Company will cancel all of the Standalone Options; and
(e)	the existing securityholders of the Company will receive HeartWare International Shares, HeartWare International Options, HeartWare International Restricted Stock Units and HeartWare International Standalone Options (as relevant).
Register means the Company’s register of shareholders.
Regulatory Consents has the meaning given to that term in clause 14.1.2.
Related Bodies Corporate has the meaning given in the Corporations Act.
Restricted Stock Units means units of restricted stock in the capital of HeartWare International to be issued under the HeartWare International Restricted Stock Unit Plan.
Scheme Optionholder means an Optionholder as at the Scheme Record Date.

Scheme Performance Rights Holder means a Performance Rights Holder as at the Scheme Record Date.
Scheme Record Date means 7.00 pm on the fifth Business Day after the Effective Date or any other date agreed with ASX to be the record date for the Schemes to determine entitlements to receive consideration pursuant to the Schemes.
Scheme Shareholder means a Shareholder as at the Scheme Record Date.
Schemes means the Share Scheme, the Option Scheme and the Performance Rights Scheme.
Scheme Shares means all Shares held by Scheme Shareholders as at the Scheme Record Date.
Scheme Meetings means the Share Scheme Meeting, the Option Scheme Meeting and the Performance Rights Scheme Meeting.
Second Court Hearing Date means the first day on which an application to the Court for orders under section 411(4)(b) of the Corporations Act approving the Schemes is heard.
Shareholder means each person who is registered in the Register as a holder of Shares.
Shares means fully paid ordinary shares in the Company.
Share Scheme means the proposed scheme of arrangement, substantially in the form set out in Annexure 1, under Part 5.1 of the Corporations Act between the Company and Scheme Shareholders as described in clause 15 subject to any alterations or conditions made or required to be made by the Court and approved in writing by the parties.
Share Scheme Consideration means has the meaning given to it in clause 15.3.
Share Scheme Deed Poll means the deed poll to be executed by HeartWare International substantially in the form of Annexure 4, under which HeartWare International covenants in favour of Scheme Shareholders to perform its obligations under this Agreement and obligations contemplated of it under the Share Scheme, with such amendments as are approved by the Court or as the Company and HeartWare International may otherwise agree.
Share Scheme Meeting means the Shareholders’ meeting ordered by the Court to be convened under section 411(1) of the Corporations Act to consider the Share Scheme.
Standalone Options means the options granted by the Company to the Standalone Optionholders outside the HeartWare Limited Employee Share Plan.

Standalone Optionholders means Dr Christine Bennett, Dr Denis Wade, Robert Thomas, Dr Bud Frazier, Dr Steven Boyce and Inteq Limited.
Subsidiary has the meaning given to that term in section 46 of the Corporations Act.
Sunset Date means 5.00pm on 31 December 2008 or such other date and time agreed in writing between HeartWare International and the Company.
Interpretation
27.2	In the interpretation of this Agreement, the following provisions apply unless the context otherwise requires:
27.2.1	The singular includes the plural and conversely.
27.2.2	A gender includes all genders.
27.2.3	If a word or phrase is defined, its other grammatical forms have a corresponding meaning.
27.2.4	A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.
27.2.5	A reference to a clause, schedule or annexure is a reference to a clause of, or schedule or annexure to, this Agreement.
27.2.6	A reference to an agreement or document (including a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this Agreement or that other agreement or document.
27.2.7	A reference to a person includes a reference to the person’s executors, administrators, successors, substitutes (including persons taking by novation) and assigns.
27.2.8	A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.
27.2.9	A reference to $ is to the lawful currency of Australia.
27.2.10	Words and phrases not specifically defined in this Agreement have the same meanings (if any) given to them in the Corporations Act.
27.2.11	A reference to time is a reference to time in Sydney, Australia.
27.2.12	If the day on which any act, matter or thing is to be done is a day other than a Business Day, such act, matter or thing must be done on the immediately succeeding Business Day.

27.2.13	The meaning of general words is not limited by specific examples introduced by including, or for example, or similar expressions.
27.2.14	A reference to a party using its best endeavours or reasonable endeavours does not include a reference to that party paying money or providing other valuable consideration to or for the benefit of any person (and an obligation on a party to use its best or reasonable endeavours does not oblige that party to pay money or provide other valuable consideration to or for the benefit of any person).
Construction
27.3	This Agreement must not be construed adversely to a party solely because that party or its solicitors were responsible for preparing it.
Payments
27.4	Unless otherwise expressly provided in this Agreement, where an amount is required to be paid to a party (the Receiving Party) by another party under this Agreement, that amount must be paid:
27.4.1	in immediately available and irrevocable funds by electronic transfer to a bank account or accounts notified by the Receiving Party in writing on or before the due date for payment, or in other such immediately payable funds as the parties agree; and
27.4.2	without deduction, withholding or set-off.

Execution and date
Executed as an agreement.

Executed by HeartWare Limited acting by the following persons or, if the seal is affixed, witnessed by the following persons:

Signature of director	Signature of director/company secretary

Name of director (print)	Name of director/company secretary (print)

Executed by HeartWare International Inc acting by the following persons or, if the seal is affixed, witnessed by the following persons:

Signature of director	Signature of director/company secretary

Name of director (print)	Name of director/company secretary (print)

Apeendix 2
Independent Expert’s Report

HeartWare Limited
Independent Expert’s Report
August 2008

HeartWare Inc Independent Expert’s Report

HeartWare Ltd Independent Expert’s Report

APPENDIX A: COMPARISON OF THE NASDAQ AND ASX	241

A. The Two Stock Exchanges	241

B. Primary Indices of the Two Stock Exchanges	243

C. Health Care Indices of the Two Stock Exchanges	244

D. Health Care Equipment IPOs and Other Capital Raisings	245

E. Turnover of Health Care Equipment Stocks on the Two Exchanges	246

APPENDIX B: CHANGES TO PROTECTION OF EQUITY INTEREST HOLDERS	247

HeartWare Ltd Independent Expert’s Report
FINANCIAL SERVICES GUIDE
The Financial Services Guide (‘FSG’) is provided to comply with the legal requirements imposed by the Corporations Act and includes important information regarding the general financial product advice contained in the Report. The FSG also includes general information about BDO Kendalls Corporate Finance (QLD) Ltd (‘BDO KCFQ’ or ‘we’, ‘us’ or ‘our’), including the financial services we are authorised to provide, our remuneration and our dispute resolution.
BDO KCFQ holds an Australian Financial Services Licence to provide the following services:
a)	financial product advice in relation to deposit and payment products (limited to basic deposit products and deposit products other than basic deposit products), securities, derivatives, managed investments schemes, superannuation, government debentures, stocks and bonds; and

b)	arranging to deal in financial products mentioned in a) above, with the exception of derivatives.
General Financial Product Advice
The following report (‘this Report’) sets out what is described as general financial product advice. This Report does not consider personal objectives, individual financial position or needs and therefore does not represent personal financial product advice. Consequently any person using this Report must consider their own objectives, financial situation and needs. They may wish to obtain professional advice to assist in this assessment.
The Assignment
BDO Kendalls Corporate Finance (QLD) Ltd ABN 54 010 185 725, Australian Financial Services Licence No. 245513 has been engaged by HeartWare Limited(‘HeartWare’) to provide an Independent Expert’s Report in relation to Schemes of Arrangement (the ‘Schemes’) between HeartWare and its shareholders, HeartWare and its option holders and HeartWare and its performance rights holders (collectively known as the ‘Equity Interest Holders’). The Schemes are expected to effect the proposed re-incorporation of HeartWare from Australia to the United States of America. An Independent Expert is required to determine whether or not the Schemes are in the best interests of HeartWare Equity Interest Holders.
Fees, commissions and other benefits we may receive
We charge a fee for providing reports. The fees are negotiated with the party who engages us to provide a report. We estimate that our fees for the preparation of this Report will be approximately $100,000 plus GST. Fees are usually charged as a fixed amount or on an hourly basis depending on the terms of the agreement with the engaging party. Our fees for this Report are not contingent on the outcome of the Schemes.

HeartWare Ltd Independent Expert’s Report
Except for the fees referred to above, neither BDO KCFQ, nor any of its directors, employees or related entities, receive any pecuniary benefit or other benefit, directly or indirectly, for or in connection with the provision of this Report. The directors and employees of BDO KCFQ are entitled to receive a salary. Where a director of BDO KCFQ is also a partner of BDO Kendalls (QLD), a related entity of BDO KCFQ, the director is entitled to a share in the profits of BDO Kendalls (QLD).
Associations and relationships
From time to time BDO KCFQ or its related entities may provide professional services to issuers of financial products in the ordinary course of its business. These services may include audit, tax and business advisory services. Neither BDO KCFQ nor its associated entities have been involved in any other assignments for HeartWare.
To prepare our reports, including this report, we may use researched information provided by research facilities to which we subscribe or which are publicly available. Reference has been made to the sources of information in our Report, where applicable. Research fees are not included in the fee details provided in this Report.
Complaints
We are members of the Finance Industry Complaints Service. Any complaint about our service should be in writing and sent to BDO Kendalls Corporate Finance (QLD) Ltd, GPO Box 457, Brisbane Qld 4001. We will endeavour to resolve any complaint quickly and fairly. If the complaint cannot be satisfied within 45 days of written notification, complaints have a right to contact the Financial Industry Complaints Service (FICS) on 1800 335 405. This service is provided free of charge.
If the complaint involves ethical conduct, a complaint may be lodged in writing with the Institute of Chartered Accountants, Queensland Branch, GPO Box 2054, Brisbane QLD 4001. The Australian Securities and Investment Commission (ASIC) also has an Infoline on 1300 300 630 which can be used to make a complaint and obtain information about investor rights.
Contact details: BDO Kendalls Corporate Finance (QLD) Ltd

Location Address:	Postal Address:	Phone: (07) 3237 5999
Level 18	GPO Box 457	Fax: (07) 3221 9227
300 Queen Street	BRISBANE QLD 4001	Email: cf.brisbane@bdo.com.au
BRISBANE QLD 4000

5 August 2008
The Shareholders, Option Holders and Performance Rights Holders
C/- The Directors
HeartWare Ltd
Level 57, MLC Centre
19-29 Martin Place
SYDNEY NSW 2000
Dear Shareholders, Option Holders and Performance Rights Holders
INDEPENDENT EXPERT’S REPORT
1.0 INTRODUCTION
BDO Kendalls Corporate Finance (QLD) Ltd (‘BDO KCFQ’) has been engaged by the directors of HeartWare Limited (‘the Directors’) to prepare an Independent Expert’s Report (‘this Report’) in relation to HeartWare Limited’s (‘HeartWare’) proposed change of domicile from Australia to the United States of America (‘the US’).
The proposed change of domicile was announced to the Australian Securities Exchange (‘ASX’) by HeartWare in its operational update on 16 May 2008. HeartWare believes the redomiciliation will allow it to better align its corporate structure with its target market and operational goals both in the US and globally, as well as to allow it to gain greater access to the US capital markets and also materially reduce compliance and administration costs. The proposed change of domicile will result in a new US-based entity, HeartWare International Inc, becoming the parent company (‘HeartWare International’) of HeartWare.
As at [date]:
•	HeartWare shareholders whose addresses are recorded in the HeartWare share register as within Australia, New Zealand and the US are collectively referred to as ‘the Shareholders’ in this Report;

•	HeartWare option holders who have received their options under the HeartWare Employee Share Option Plan are collectively referred to as ‘the Option Holders’ in this Report; and

•	HeartWare performance rights holders are collectively referred to as the ‘Performance Rights Holders’ in this Report.

HeartWare Ltd Independent Expert’s Report
Collectively the above-mentioned equity instrument holders are referred to as the ‘Equity Interest Holders’ in this Report.
This Report is addressed only to the Equity Interest Holders. We provide no opinion on the proposed change of domicile as it applies to shareholders whose addresses at the date of this Report are recorded in HeartWare’s share register as being outside Australia, New Zealand and the US (‘the Ineligible Foreign Shareholders’). Further information in relation to Ineligible Foreign Shareholders is set out in Section 3.6 of this Report. We have not been requested to, and do not provide an opinion on the impact of the proposed change of domicile on equity holders in HeartWare other than the Equity Interest Holders.
We understand that the proposed series of steps to effect the change of domicile of HeartWare include:
•	Incorporation of a new entity, HeartWare International;

•	Schemes of Arrangement between HeartWare and the Shareholders (the ‘Share Scheme’), HeartWare and the Option Holders (the ‘Option Scheme’) and HeartWare and the Performance Rights Holders (the ‘Performance Rights Scheme’) collectively known as the ‘Schemes’ to effect the:
•	Exchange of ordinary shares in HeartWare for HeartWare International Chess Depositary Interests (‘CDIs’) or HeartWare International common stock at the election of the relevant Shareholder;

•	Exchange of options in HeartWare for options in HeartWare International;

•	Exchange of performance rights in HeartWare for restrictive stock units in HeartWare International; and
•	Applying for the quotation of HeartWare International CDIs on the ASX.
This will result in the establishment of a new corporate structure in which HeartWare International will become the parent entity of HeartWare; and
The above steps will together be referred to in this Report as ‘the Proposed Transaction’.
We understand that HeartWare International will apply for a listing on the ASX, whereby the Shareholders may choose to trade their HeartWare International holdings, utilising CDIs on the ASX. Option Holders and Performance Rights Holders will receive options and restrictive stock units over HeartWare International common stock, which can then be converted to HeartWare International CDIs at the holders’ election once options and restricted stock units have been exercised.

HeartWare Ltd Independent Expert’s Report
HeartWare International has confirmed that it intends to seek a listing for its common stock on the NASDAQ in the future. However, there is no guarantee as to when this will occur or even if it will occur at all. Equity Interest Holders should be aware that in the meantime, following implementation of the Schemes, the only market for trading HeartWare International common stock will be the ASX, where it will trade in the form of CDIs.
This Report has been prepared solely for use by the Equity Interest Holders to provide them with information relating to the Proposed Transaction and should not be used by any other persons or for any other purpose. In this Report, BDO KCFQ has expressed an opinion as to whether or not the Proposed Transaction is in the best interests of the Equity Interest Holders. This Report does not address the resolution to seek the approval for the HeartWare International 2008 Stock Incentive Plan.
BDO KCFQ understands that this Report will be provided to the Equity Interest Holders to assist them to make an informed decision as to whether to vote in favour of or to vote against the Proposed Transaction.
This Report should be read in full, including the assumptions underpinning our work, together with the other information provided to Equity Interest Holders in conjunction with this Report including the information memorandum, which comprises of the following (collectively referred to as the ‘Information Memorandum’):
•	an explanatory statement and notices of meeting in relation to the Schemes;

•	an explanatory statement and notice of meeting in relation to an Extraordinary General Meeting; and

•	an information memorandum in relation to the listing of HeartWare International on ASX.
This Report does not address circumstances specific to individual Equity Interest Holders. An Equity Interest Holder’s decision to accept or reject the Proposed Transaction is likely to be influenced by the individual’s circumstances, for example, taxation considerations and risk profile. Equity Interest Holders should obtain their own professional advice in relation to their own circumstances.

HeartWare Ltd Independent Expert’s Report
2.0 SUMMARY OF OPINION
This section is only a summary of our opinion and cannot substitute for a complete reading of this Report.
We strongly recommend that Equity Interest Holders consult their own professional advisers, carefully read all relevant documentation provided including the Information Memorandum and consider their own specific circumstances before voting in favour of or against the Proposed Transaction.
We provide no opinion on the Proposed Transaction as it applies to Ineligible Foreign Shareholders. Refer to Section 3.6 for further information in relation to Ineligible Foreign Shareholders.
There are risks associated with implementing the Proposed Transaction which may mean that if the Proposed Transaction is approved and implemented, the outcome may not suit all Equity Interest Holders.
2.1 Best Interests
In our view, to assess whether or not the Proposed Transaction is in the best interests of the Equity Interest Holders, it is appropriate to consider the following:
•	The advantages of the Proposed Transaction to the Equity Interest Holders (refer Table 2.1 and Section 7.1);

•	The disadvantages of the Proposed Transaction to the Equity Interest Holders (refer Table 2.1 and Section 7.2);

•	The impact of the Proposed Transaction on the liquidity of equity interests in HeartWare and HeartWare International (refer Section 7.3);

•	Taxation impacts for Equity Interest Holders (refer Section 7.4);

•	Additional matters that Equity Interest Holders may wish to consider in deciding to vote in favour of or against the Proposed Transaction (refer Section 7.5); and

•	The position of the Equity Interest Holders if the Proposed Transaction is not approved (refer Section 7.6);
Having considered the above, we will form an opinion as to whether the Proposed Transaction is in the best interests of HeartWare Equity Interest Holders (refer Section 7.7).

HeartWare Ltd Independent Expert’s Report
Table 2.1 below sets out a summary of the advantages and disadvantages of the Proposed Transaction that we have considered.
Table 2.1: Advantages and Disadvantages of the Proposed Transaction

Advantages of the Proposed Transaction	Disadvantages of the Proposed Transaction
The US is a credible and larger capital market for medical device companies and HeartWare has successfully raised significant funds from US investors.	Changes to protection of Equity Interest Holders.
Improved US investor and analyst understanding of HeartWare’s structure.	Australian investors cease to hold equity interests in an Australian company.
Removal of foreign ownership restriction US (‘FORUS’).	Holding CDIs instead of shares.
Retention of ASX Listing.	Costs borne by HeartWare.
Cost savings and reduced compliance requirements.	Exposure to additional litigation risk.
Opportunity to pursue a NASDAQ listing and (if a NASDAQ listing is completed) the potential for increased liquidity and re-rating.	Restrictions imposed on the sale of shares by Affiliates.
Increased opportunity for commercial partnering and joint venture arrangements in the US.	Potential taxation consequences in certain circumstances.
The above advantages and disadvantages are discussed in detail in Sections 7.1 and 7.2 of this Report.
It is our view that on balance, the advantages of the Proposed Transaction outweigh its disadvantages for all Equity Interest Holders of HeartWare and the additional information set out in Sections 7.3 to 7.6 does not alter this view. Therefore, in our opinion, the Proposed Transaction is in the Best Interests of the Equity Interest Holders of HeartWare.
We provide no opinion to the Ineligible Foreign Shareholders on the Proposed Transaction. We refer Ineligible Foreign Shareholders to Section 3.6 of this Report for further information on this issue.
Our views and opinions are current as at the date of this Report and are based on the information and assumptions outlined in this Report.
2.2 Other Considerations
On 23 May 2008, HeartWare announced to the ASX a successful arrangement of a private placement to raise approximately $30 million (‘the Placement’). The Placement was made at a price of AUD$0.50 per share. The proposed change of domicile was announced on 16 May 2008 which was prior to the announcement of the Placement.
A number of HeartWare’s existing institutional shareholders together with new institutional shareholders participated in the Placement. HeartWare has announced that 80% of the shares were taken up by US investors. The Directors of HeartWare believe, and it is also our view, that the Placement indicates strong support for HeartWare in the US at the current time.

HeartWare Ltd Independent Expert’s Report
Notwithstanding our opinion set out in Sections 2.1 and 7.7, it is important that each Equity Interest Holder consider all information provided to them by HeartWare, including the information in this Report and in the Information Memorandum, before deciding whether to vote in favour of or against the Proposed Transaction.
Each Shareholder receiving HeartWare International CDIs or, at their election, HeartWare International common stock, and each Option Holder and Performance Right Holder receiving options and restrictive stock units respectively over HeartWare International common stock1 should assess whether or not they intend to be exposed to an interest in HeartWare International, having regard to their own circumstances.
While we have determined HeartWare’s decision to implement the Proposed Transaction to be in the Best Interests of the Equity Interest Holders, we note that it has specific risks for HeartWare and its Equity Interest Holders.
Further, it is important for Equity Interest Holders to note that the short-term impacts of the Proposed Transaction may be different to the long-term impacts of the Proposed Transaction and a range of scenarios could occur. For example, it could be that the Proposed Transaction assists HeartWare to achieve its longer term objectives and increases the value to Equity Interest Holders over time. However, in the short term, the liquidity of the Equity Interest Holders’ interests in HeartWare International and the opportunities to realise fair value may be reduced.
Additional detail in relation to relevant considerations is set out in Sections 7.3, 7.4 and 7.5 of this Report. We recommend that Equity Interest Holders read these sections to gain an understanding of other factors that may impact them.

[1]	Once the HeartWare International options and restrictive stock units are able to be exercised, the HeartWare International common stock received can be converted to HeartWare International CDIs at the ratio specified in this Report.

HeartWare Ltd Independent Expert’s Report
3.0 OUTLINE OF THE PROPOSED TRANSACTION
3.1 Overview
HeartWare proposes to redomicile in the US by way of incorporating a new entity, HeartWare International. The incorporation will be implemented by way of the Schemes in accordance with Part 5.1 of the Corporations Act 2001 (the ‘Act’).
The Schemes will, amongst other matters, provide for the exchange of shares, options and performance rights in HeartWare with common stock, options and restricted stock units in, HeartWare International as follows:
•	If the Share Scheme is approved, the Shareholders in HeartWare will transfer all of their shares to HeartWare International, in exchange for which they will receive HeartWare International CDIs, or at their election, common stock in HeartWare International;

•	If the Option Scheme is approved, the options currently held in HeartWare will be cancelled and, in exchange, the Option Holders will receive options in HeartWare International;

•	If the Performance Rights Scheme is approved, the performance rights currently held in HeartWare will be cancelled and, in exchange, the Performance Rights Holders will receive restricted stock units in HeartWare International; and

•	Shareholders in jurisdictions outside Australia, New Zealand and US will not be eligible to receive HeartWare International common stock. Instead CDIs will be issued to a nominee appointed by HeartWare International who will sell those CDIs at a price and term determined by the nominee. The proceeds from the sale will then be distributed to those Ineligible Foreign Shareholders. Although we do not provide an opinion on this mechanism in this Report, we have provided further discussion in Section 3.6 of this Report.
Further information regarding the process, terms and conditions of the Proposed Transaction is set out in Section 3.2 of this Report.
We are not lawyers and are not providing any legal advice in this Report. A comprehensive description of the regulatory differences governing Australian and US companies is provided by HeartWare in Appendix 14 of the Information Memorandum and a summary in Section 4.4 of the Information Memorandum.

HeartWare Ltd Independent Expert’s Report
The corporate structure of HeartWare both before and after the Proposed Transaction is summarised in Figure 3.1 below.
Figure 3.1: Corporate Structure — Before and After the Proposed Transaction
Source: HeartWare
Note: HeartWare Limited will be registered as a proprietary company immediately following implementation of the Proposed Transaction.
We note that HeartWare owns all voting stock in HeartWare, Inc. HeartWare, Inc. has issued non-voting liquidation preference rights, none of which are owned by HeartWare.
We are advised by HeartWare that the assets and operations of HeartWare International immediately following the Proposed Transaction will be the same as the assets and operations of HeartWare prior to the Proposed Transaction.
Although the Proposed Transaction is to be effected by way of the Schemes, the economic impact of the Proposed Transaction, if successful, to the Equity Interest Holders, is an exchange of shares, options or performance rights in an Australian company listed on the ASX for common stock (or CDIs), options and restrictive stock units in a company to be incorporated in the US, and listed on the ASX as a foreign company.
While HeartWare intends to seek a NASDAQ listing, this possibility may never eventuate.
3.2 Terms, Conditions and Process of the Proposed Transaction
3.2.1 Terms and Conditions of the Proposed Transaction
As set out in Section 9 of the Information Memorandum, the Proposed Transaction is subject to a number of terms and conditions being either satisfied or waived. We have summarised the key terms and conditions directly below. As the information in this section of this Report is a summary only, we recommend that each Equity Interest Holder also refer to the Information Memorandum, to obtain a more detailed list of the terms and conditions.

HeartWare Ltd Independent Expert’s Report
The approvals required before the Federal Court hearing on [date] (the ‘Second Court Date’)2 to enable the Proposed Transaction to proceed include the following:
•	Approval of the Share Scheme by a majority in number of present and voting Shareholders representing at least 75% of the votes cast by Shareholders present and voting (either in person or by proxy, attorney or corporate representative);

•	Approval of the Option Scheme by a majority in number of present and voting Option Holders representing at least 75% by value of the options (either in person or by proxy, attorney or corporate representative);

•	Approval of the Performance Rights Scheme by a majority in number of present and voting Performance Rights Holders representing at least 75% by value of the performance rights (either in person or by proxy, attorney or corporate representative); and

•	The implementation agreement as set out in Appendix 1 of the Information Memorandum (the ‘Implementation Agreement’) has not been terminated.
The obligations of HeartWare and HeartWare International to implement the Share Scheme are also subject to the following conditions being satisfied, or where applicable waived in accordance with the terms of the Implementation Agreement prior to the Second Court Date.
•	No prohibitive orders or determinations are made preventing the implementation of the Schemes;

•	All regulatory consents or waivers being obtained;

•	The Federal Court approving the Share Scheme;

•	Approvals obtained from the ASX for the admission of HeartWare International to the ASX and for the quotation of HeartWare International CDIs;

•	Necessary compliance under the ASX Settlement and Transfer Corporation Rules to enable the CDIs to be issued

•	With respect to the issue of CDIs, the appointment of a depositary and the depositary agreeing to the allotment of HeartWare international common stock under the Share Scheme; and

•	The appointment of a nominee and the nominee agreeing to the allotment of CDIs to it and to sell the CDIs for the benefit of Ineligible Foreign Shareholders.

[2]	The first court hearing occurred prior to the Information Memorandum being sent to the Equity Interest Holders.

HeartWare Ltd Independent Expert’s Report
The obligations of HeartWare and HeartWare International to implement the Option Scheme and the Performance Rights Scheme prior to the Second Court Date are subject to the Share Scheme proceeding.
Each of the Schemes is also subject to Federal Court approval following approval by Shareholders, Option Holders and Performance Rights Holders.
3.2.2 Process of the Proposed Transaction
Under the Share Scheme:
•	Shareholders can elect to accept HeartWare International CDIs or HeartWare International common stock, in exchange for their shares in HeartWare. The decision to choose HeartWare International common stock or CDIs is that of each individual shareholder having regard to their own circumstances;

•	Those eligible Share Scheme participants who have not elected to receive HeartWare International common stock, will be issued with one HeartWare International CDI for every share held by them in HeartWare;

•	Those eligible Share Scheme participants who have elected to receive HeartWare International common stock, will be issued with one HeartWare International common stock for every 35 shares held by them in HeartWare;

•	Shareholders will be able to exchange their HeartWare International common stock for HeartWare International CDIs and vice versa at any time in future; and

•	Shares held by Ineligible Foreign Shareholders will be transferred to HeartWare International in exchange for HeartWare International issuing CDIs to the nominee for sale on their behalf (refer to Section 3.6).
Under the Option Scheme, Option Holders will be issued with HeartWare International options with essentially the same terms and conditions in exchange for their options in HeartWare. The number of HeartWare International options to be received by eligible Option Scheme participants is equal to one for every 35 existing HeartWare options. Fractional entitlements will be rounded down to the nearest whole number. Additional information can be found in the Information Memorandum which accompanies this Report.
Under the Performance Rights Scheme, the performance rights in HeartWare will be exchanged for restricted stock units in HeartWare International and will be issued on the same terms as the existing performance rights including the same vesting conditions. The number of HeartWare International restricted stock units to be received by eligible Performance Rights Scheme participants is equal to one for every 35 existing HeartWare performance rights. Fractional entitlements will be rounded down to the nearest whole number. Additional information can be found in the Information Memorandum which accompanies this Report.

HeartWare Ltd Independent Expert’s Report
HeartWare has instructed us that the 35 for 1 exchange ratio is required to assist the trading of HeartWare International shares at a price per share regarded as appropriate for both the US and Australian markets. Further, if a NASDAQ listing proceeds, the 35 for 1 exchange ratio is expected to address NASDAQ’s listing requirement of a minimum initial share price of USD$5 per share.
Consistent with the current structure, there will be no public trading market for HeartWare International options and restrictive stock units in the US, regardless of whether a NASDAQ listing of its common stock proceeds. HeartWare International common stock issued on the exercise of options and restrictive stock units will be able to be publicly traded once the common stock is converted into HeartWare International CDIs, subject to any applicable restrictions, as discussed in the Important Notices of the Information Memorandum.
In Table 3.1 of this Report, we set out the expected relative interests of Shareholders before and after the Proposed Transaction.
The above mechanism (i.e. the exchange of every 35 HeartWare shares, options and performance rights for a single HeartWare International common stock, option and restrictive stock unit respectively) ensures that the relative interests of all Equity Interest Holders after the Proposed Transaction are materially consistent with their relative interests in HeartWare prior to the Proposed Transaction.
3.3 Compulsory Acquisition
The Share Scheme is not conditional on the approval of the Option Scheme and/or the Performance Rights Scheme. If either or both of the Option Scheme and the Performance Rights Scheme are not approved but the Share Scheme is approved, Option Holders and/or Performance Rights Holders should be aware that the underlying asset of their options and performance rights that they hold will continue to be shares in HeartWare rather than common stock in HeartWare International which will be the ultimate holding company of the HeartWare group.
If the options or performance rights are exercised, the Option Holders and/or the Performance Rights Holders would become minority shareholders in HeartWare which will have become a subsidiary of HeartWare International. If this occurs, HeartWare has indicated it will consider all the possible alternatives available to remove those minority shareholders including compulsory acquisition (or cancellation) of the shares, either under the Act or by private treaty.
3.4 Directors’ Rationale for the Proposed Transaction
This section of our Report discusses the Directors’ reasons for proposing the Proposed Transaction. Our analysis of the advantages and disadvantages associated with the Proposed Transaction is set out in Section 7.0 of this Report.

HeartWare Ltd Independent Expert’s Report
HeartWare is focused on the development and commercialisation of its proprietary device for heart patients, the left ventricular assist device (‘LVAD’), and research into HeartWare’s next generation device, the miniaturised ventricular assist device (‘MVAD’) and related products and technology.
The Directors of HeartWare are of the view that the Proposed Transaction will improve HeartWare’s ability to achieve its strategic objectives as they expect the Proposed Transaction to:
•	Allow HeartWare International with the opportunity to consolidate its operations by allowing all corporate, manufacturing, development, research and clinical efforts to undertaken within or from the US;

•	Align the corporate structure of HeartWare group with its operating structure;

•	Enhance HeartWare and HeartWare International’s ability to expand into key markets;

•	Enhance HeartWare and HeartWare International’s ability to seek growth and diversification opportunities in line with its strategic goals;

•	Enable HeartWare through HeartWare International to continue to be represented on the ASX through the listing of its CDIs;

•	Enhance demand for HeartWare International securities from US investors through the removal of FORUS;

•	Enhance demand for HeartWare International securities from US investors who are mandated to invest in US domiciled entities;

•	Provide a corporate structure which will be clearer and more transparent to US investors and US employees;

•	Enhance HeartWare and HeartWare International’s ability to attract and retain key staff with the knowledge and experience to enable the development and commercialisation of HeartWare’s products;

•	Allow for reduction in compliance costs by eliminating the dual reporting requirements; and

•	Reduce management resources required in reconciling and managing the differences between US and Australian laws.
3.5 Pre and Post Restructure Shareholdings
The number of shares expected to be on issue in HeartWare before the Proposed Transaction, and common stock in HeartWare International after the Proposed Transaction are set out in Table 3.1 below. We note that the numbers shown in Table 3.1 are following the Placement completed on 11 July 2008.

HeartWare Ltd Independent Expert’s Report
Table 3.1: Pre and Post Restructure Shareholdings

	Pre-Restructure		Post-Restructure
	Number of	Pre-Restructure	Number of	Post-Restructure
Shareholder	Shares (a)	% of shares	Shares (b)	% of Total Shares
Top 10 shareholders	218,789,948	70.50%	6,251,141	70.50%
Other shareholders	91,566,891	29.50%	2,616,197	29.50%
Total	310,356,839	100.00%	8,867,338	100.00%

Source:	HeartWare

(a)	310,356,839 shares are outstanding as at 15 July 2008 and confirmed as per Appendix 3B HeartWare dated 11 July 2008.

(b)	assuming an exchange ratio of 35 to 1.
3.6 Ineligible Foreign Shareholders
As mentioned previously, under the terms of the Schemes, HeartWare has proposed that the shareholders of HeartWare whose addresses are recorded in the HeartWare share register as outside Australia, New Zealand and the US as at [date] will be deemed to be Ineligible Foreign Shareholders for the purposes of the Share Scheme and accordingly, the CDIs to which they would otherwise be entitled will be issued to a nominee appointed by HeartWare International.
The nominee will then sell those CDIs on the ASX at such price and on such terms as the nominee determines.
The proceeds from the sale of the CDIs, after the deduction of any costs of sale, will be distributed by the nominee to the Ineligible Foreign Shareholders.
Ineligible Foreign Shareholders account for approximately 0.29% of the total number of shares on issue in HeartWare as at 15 July 2008.
If the Schemes proceed, the Ineligible Foreign Shareholders will have their CDIs sold on market in accordance with the process described above and in Section 9.10 of the Information Memorandum.
We strongly recommend that the Ineligible Foreign Shareholders read Section 9.10 of the Information Memorandum in detail. This Report does not consider, and we have not been instructed to consider the impact of the Proposed Transaction on the Ineligible Foreign Shareholders.

HeartWare Ltd Independent Expert’s Report
4.0 SCOPE OF REPORT & METHODOLOGY FOR ASSESSMENT
4.1 Scope of Report
In order for all elements of the Proposed Transaction to be implemented, the following approvals are required to be obtained:
•	Approval of the Share Scheme by a majority in number of present and voting Shareholders representing at least 75% of the votes cast by Shareholders present and voting (either in person or by proxy, attorney or corporate representative);

•	Approval of the Option Scheme by a majority in number of present and voting Option Holders representing at least 75% by value of the options (either in person or by proxy, attorney or corporate representative);

•	Approval of the Performance Rights Scheme by a majority in number of present and voting Performance Rights Holders representing at least 75% by value of the performance rights (either in person or by proxy, attorney or corporate representative);

•	The Resolution must be approved by a majority of votes of Shareholders eligible to vote at the EGM.
Each of the Schemes must also be approved by the Federal Court.
Part 3 of Schedule 8 to the Corporations Regulations prescribes the information to be sent to shareholders in relation to the Schemes. Part 3 requires an Independent Expert’s Report be prepared in relation to a scheme of arrangement. The Independent Expert’s Report must state whether the scheme of arrangement is in the best interests of Shareholders, Option Holders and Performance Rights Holders and must state reasons for that opinion.
The sole purpose of this Report is to provide BDO KCFQ’s opinion as to whether the Proposed Transaction is in the best interests of HeartWare Shareholders, Option Holders and Performance Rights Holders. A copy of this Report will accompany the Information Memorandum.
In accordance with our instructions, it is outside the scope of this Report to provide any opinions or conclusions in relation to HeartWare’s proposed dealings with the Ineligible Foreign Shareholders.
As mentioned previously, this Report is general financial product advice only and has been prepared without taking into account the objectives, financial situation or needs of each individual Equity Interest Holder. Before acting in relation to their investment, each individual Equity Interest Holder should consider the appropriateness of the advice having regard to their own objectives, financial situation and needs (including the taxation consequences of any actions).

HeartWare Ltd Independent Expert’s Report
Approval or rejection of the Proposed Transaction is a matter for the individual Equity Interest Holder based on their expectations as to value and future market conditions and their particular circumstances including risk profile, liquidity preference, investment strategy, portfolio structure and tax position. Equity Interest Holders who are in doubt as to the action they should take in relation to the Proposed Transaction should consult their own professional adviser.
References in this Report to ‘$’ are Australian dollars (‘AUD’), unless specified otherwise.
4.2 Assessment Methodology
There is no legal definition of the expression ‘in the best interests’. ASIC Regulatory Guide 111 establishes certain guidelines in respect of Independent Experts’ Reports prepared for the purposes of Part 5.1, Sections 411, 640 and 703 of the Act. ASIC Regulatory Guide 111 provides comments on the meaning of ‘Fair and Reasonable’ in the context of a takeover offer. The guide gives limited guidance as to the regulatory interpretation or meaning of ‘in the best interests’ other than to imply that it is a term considered to be similar in meaning to the term ‘Fair and Reasonable’.
Schemes of arrangement pursuant to Part 5.1 of the Act can include a wide range of possible transactions. Accordingly, ‘in the best interests’ must be capable of a broad interpretation to meet the particular circumstances of each transaction. This involves a judgement on the part of the expert as to the overall commercial effect of the transaction, the circumstances that have led to the transaction (in this case, the Proposed Transaction) and the alternatives available. The expert must weigh up the advantages and disadvantages of the Proposed Transaction and form an overall view as to whether the Equity Interest Holders are likely to be better off in an overall sense if the Schemes are implemented than if they are not implemented.
In our view, to assess whether or not the Proposed Transaction is in the best interests of the Equity Interest Holders, it is appropriate to consider the following:
•	The advantages of the Proposed Transaction to the Equity Interest Holders (refer Section 7.1);

•	The disadvantages of the Proposed Transaction to the Equity Interest Holders (refer Section 7.2);

•	The impact of the Proposed Transaction on the liquidity of equity interests in HeartWare and HeartWare International (refer Section 7.3);

•	Taxation impacts for Equity Interest Holders (refer Section 7.4);

•	Additional matters that Equity Interest Holders may wish to consider in deciding to vote in favour of or against the Proposed Transaction (refer Section 7.5); and

•	The position of the Equity Interest Holders if the Proposed Transaction is not approved (refer Section 7.6).

HeartWare Ltd Independent Expert’s Report
Having considered the above, we will form an opinion as to whether the Proposed Transaction is in the best interests of HeartWare Equity Interest Holders (refer Section 7.7).
Upon completion of the above assessment, it may be possible to conclude that the Proposed Transaction is in the best interests of the Equity Interest Holders if there are valid reasons for approval of the Proposed Transaction and, if after considering other significant factors, the interests of the Equity Interest Holders are reasonably balanced.
We note that we have not assessed the Proposed Transaction with reference to usual valuation principles as:
•	The reasons for the Proposed Transaction are generally strategic and qualitative in nature;

•	The Schemes effectively represent the creation of a new corporate structure, with a new holding company for the group; and

•	The assets and business activities of HeartWare International immediately following the Proposed Transaction will remain substantially the same as those prior to the Proposed Transaction.
Although we have not completed a valuation of HeartWare or HeartWare International equity interests, in Section 7.3 of this Report we have assessed the impact of the Proposed Transaction on the liquidity and value of equity interests in HeartWare and HeartWare International.

HeartWare Ltd Independent Expert’s Report
5.0 BACKGROUND OF HEARTWARE
5.1 Structure and Operations of HeartWare
HeartWare is focussed on the innovation, development and commercialisation of its LVAD blood pump technology. Research and development for the LVAD began in 1995. The LVAD is surgically implanted to help augment blood circulation in patients suffering from chronic and end stage heart failure. HeartWare believes its device can be differentiated from those of its competitors as its blood pumps are significantly smaller and are implanted by less invasive surgical techniques.
We are informed that the device is currently the subject of an international clinical trial involving five investigational centres in Europe and Australia. The trial began in March 2006 and as at 25 July 2008, HeartWare has implanted the LVAD in 40 patients. HeartWare has expanded the international clinical trial to 50 patients in order to gain additional clinical experience with the pump. A clinical trial in the US is expected to occur in August 2008 and revenue is expected to begin during the course of the US clinical trial. In addition to its lead LVAD pump, the HeartWare Left Ventricular Assist System, HeartWare is also developing a range of other pumps and implantable devices including the MVAD.
The operating business of HeartWare is a Delaware incorporated entity which was established on 8 April 2003 under the name Perpetual Medical Inc before changing its name on 10 July 2003 to HeartWare, Inc. HeartWare, Inc. previously operated the business formerly owned and operated by Kriton Medical Inc which had been developing the LVAD System since 1995. Apple Tree Partners LLP was the majority shareholder in HeartWare, Inc prior to its acquisition by HeartWare Limited which is discussed below.
HeartWare Limited, the parent entity of HeartWare Inc, was registered in Victoria, Australia on 26 November 2004 and currently has offices in Sydney, however the majority of its operations and management are based in Florida and Boston in the US. HeartWare, Inc. was acquired by HeartWare Limited in January 2005 in exchange for 88 million ordinary shares in HeartWare and a convertible note issued to Apple Tree Partners in the amount of $1.42 million.
HeartWare owns all voting stock in HeartWare, Inc. HeartWare, Inc. has issued non-voting liquidation preference rights, none of which are owned by HeartWare. HeartWare listed on the ASX in January 2005.

HeartWare Ltd Independent Expert’s Report
5.1.1 US Securities Legislation Applicable to HeartWare
We understand that when HeartWare acquired HeartWare Inc in 2005, it satisfied the definition of a ‘foreign private issuer3’ under US federal securities law. However, from 31 December 2006, HeartWare determined that it no longer satisfied the definition of a foreign private issuer as a consequence of a combination of structural and operational decisions. From that date, HeartWare treated itself as a domestic filer for US federal securities law purposes and hence became subject to the same registration and reporting requirements as other US domestic companies.
New shares issued by HeartWare under the placements completed in 26 July 2007 and 11 July 2008 (‘New Shares’) to investors outside the US were offered pursuant to the exemption from registration provided by Regulation S under the US Securities Act of 1933 and as such, cannot be resold into the US unless such transfers are pursuant to a registration under the US Securities Act of 1933 or an exemption there from. In order to comply with the requirements of Regulation S and so as to facilitate electronic trading of these New Shares on the ASX, HeartWare was required to institute the FORUS designation on New Shares issued outside the US. If applied only to the New Shares, the FORUS designation would prohibit the purchase of those New Shares by US persons but would not otherwise affect the tradability of the other existing shares on the ASX or the rights or holdings of any of HeartWare’s current US shareholders.
The application of the FORUS designation only to New Shares would generally be achieved by HeartWare maintaining its current ASX code for those existing shares which may be purchased by US residents and introducing a new ASX code for those New Shares which would not be permitted to be sold into the US except in compliance with Regulation S. HeartWare believes that permitting shares to be traded under two codes would create confusion and potentially create a false market or otherwise lead to uncertainty in relation to either or both, the price and liquidity of its shares.
For the above reasons, HeartWare at the time of the issue of the New Shares in July 2007 requested that ASX reinstitute the FORUS designation on all its shares including those New Shares issued under the placements.
Compliance with Regulation S through the FORUS designation does not preclude HeartWare from entering into private placements with institutional accredited US investors pursuant to another available exemption from registration under the US Securities Act of 1933. We note that in the most recent placement completed on 11 July 2008, HeartWare pursued a capital raising on this basis.
As the options and performance rights held by the Option Holders and Performance Rights Holders are not tradeable, FORUS does not impact their holdings until they are able to exercise their options and performance rights respectively for shares in HeartWare.

[3]	In relation to US securities law, a ‘foreign private issuer’ is an organisation other than a foreign government, incorporated or organised outside of the US, which does not have more than 50% of its outstanding voting securities directly or indirectly owned by US residents. In addition, it must not operate principally in the US, 50% or more of its directors or executive officers must not be US residents or more than 50% of its assets must not be located in the United States. (Rule 405 under the Securities Act of 1933, www.sec.gov).

HeartWare Ltd Independent Expert’s Report
5.2 Equity Securities in HeartWare
As at 25 July 2008, HeartWare had the following equity securities on issue:
•	310,356,839 ordinary shares;
•	19,326,464 employee share options (‘ESOs’) over unissued shares;
•	2,750,000 performance rights over unissued shares; and
•	1,850,000 incentive options over unissued shares.
We have been instructed that HeartWare expects to issue approximately 3,835,000 ESOs and 2,450,000 performance rights around 14 August 2008.
Each of the above classes of equity securities are discussed in detail below.
5.2.1 Ordinary Shares
The ordinary shares currently on issue are quoted on the ASX. From HeartWare’s postcode analysis as at 15 July 2008, we note that 62.73% of the holdings are registered as Australian holdings and 36.82% registered as US holdings.
We have been advised by HeartWare that a material number of the shareholdings recorded as nominee holdings are actually US institutional holders who hold their shares via Australian broking houses. The postcode analysis records them as Australian shareholders.
The second largest shareholder is HSBC Custody Nominees Australia Ltd (GSCO ESCA) with 37.75 million ordinary shares as at 15 July 2008, however we are instructed that the beneficial owner is a Chicago based shareholder. This will be treated as an Australian holding in the post code analysis as it is held via an Australian nominee. We have been informed, and as stated in the Information Memorandum, that more than 65% of HeartWare’s shareholders reside in the US.
5.2.2 Employee Share Option Plan
The 19.3 million ESOs on issue are exercisable at set prices within the range of $0.20 to $1.50 per share and comprise both vested and unvested options. Based on the share price as at 25 July 2008 of $0.45, 4,273,804 options exercisable at $0.20 per share are in-the-money4 and potentially dilutive to the interests of current HeartWare shareholders.

[4]	Sourced from the HeartWare’s latest Appendix 3B dated 11 July 2008

HeartWare Ltd Independent Expert’s Report
5.2.3 Performance Rights Plan
The Performance Rights Plan was adopted by HeartWare in November 2007. The performance rights are exercisable without consideration, subject to satisfaction of relevant vesting and performance thresholds. All the performance rights are in-the-money, and potentially dilutive to the interests of the current HeartWare shareholders based on the share price of $0.45 as at 25 July 2008.
5.2.4 Incentive Options
The 1.85 million incentive options have exercise prices ranging from $0.60 to $1.50 per share. Based on the share price of $0.45 as at 25 July 2008, all incentive options are out-of the-money and are not dilutive to the interests of the current shareholders of HeartWare. The incentive options are held by two consultants and three directors and one of HeartWare’s financial advisers. The consultants reside in the US and the remaining holders reside in Australia.
5.2.5 Convertible Notes
Apple Tree Partners held a convertible note which was issued in connection with the acquisition of HeartWare Inc by HeartWare Limited. The convertible note was issued with a face value of $1.42 million on 24 January 2005 and interest is capitalised monthly in arrears at the rate of 2.0% per annum. The term of the convertible note gave Apple Tree Partners the right to convert the convertible note into ordinary shares at a conversion price of $1.00 per share or redeem the note at any time after 24 January 2007. The outstanding balance of the convertible note as at 30 April 2008 was approximately $1.5 million. Dr Seth Harrison is a director of HeartWare and the managing partner of Apple Tree Partners and as such, Apple Tree Partners is considered to be a related party of HeartWare.
We are instructed that Apple Tree Partners redeemed the convertible note for cash on 25 July 2008 and has stated that it intends to reinvest the majority of these funds in HeartWare by purchasing additional HeartWare shares on market in applicable trading windows.

HeartWare Ltd Independent Expert’s Report
5.2.6 Additional Information
Table 5.1 below sets out the top 10 shareholders and other shareholders of HeartWare based on the holders of legal title to the shares, as listed on HeartWare’s share register as at 15 July 2008.
Table 5.1: Top 10 Shareholders (based on legal title) and Other Shareholders as at 15 July 2008

		Number	Percentage of
Shareholders (based on legal title)		of Shares	Total Shares
1	Apple Tree Partners LLP	90,988,782	29.31%
2	HSBC Custody Nominees Australia Limited - GSCO ECSA	37,750,000	12.16%
3	HSBC Custody Nominees Australia Limited - GSCO ECA	22,750,000	7.33%
4	HSBC Custody Nominees Australia Limited	18,592,163	5.99%
5	Citicorp Nominees Pty Limited	9,763,595	3.15%
6	Fidelity Mt Vernon Street Trust	9,400,000	3.03%
7	HSBC Custody Nominees (Australia) Limited - A/C 2	8,536,878	2.75%
8	HSBC Custody Nominees (Australia) Limited - GSI ECSA	8,015,180	2.58%
9	J P Morgan Nominees Australia Ltd	7,795,845	2.51%
10	Mr Jon B Platt	5,197,505	1.68%
	Other shareholders	218,789,948	70.50%

	Total	310,356,839	100.00%

Source: HeartWare
5.3 Share Market Performance of HeartWare
HeartWare’s shares are listed on the ASX. Figure 5.1 below shows HeartWare’s weekly volume-weighted average share price (‘VWAP’) and volume traded per week over the period 12 July 2007 to 11 July 2008 inclusive.
Figure 5.1: Weekly VWAP and Volume Traded for HeartWare from 12 July 2007 to 11 July 2008
Source: Bloomberg
In addition to the share price and trading data, we have also provided some additional information in this section of this Report to assist readers to understand possible reasons for movements in the HeartWare share price and volume traded over the time period analysed. The references in Figure 5.1 above correspond to the references detailed in Table 5.2 below.

HeartWare Ltd Independent Expert’s Report
Table 5.2: Price Sensitive Announcements

Reference	Date	Announcement
(a)	15 Aug 2007	US GAAP Financial Statements released.
(b)	3 Sep 2008	Completion of enrolment in international clinical trial.
(c)	9 Oct 2007	Change in substantial holdings of a director.
(d)	1 Nov 2007	Submission for investigational device exemption with the US Food and Drug Administration.
(e)	20 Nov 2007	Performance rights issued to HeartWare employees.
(f)	13 Dec 2007	Exercising of 88,000 employee options at $0.20 each and the cancellation of 10,000 employee share options.
(g)	19 Dec 2007	Shareholder update.
(h)	11 Jan 2008	No price sensitive announcement.
(i)	31 Jan 2008	Quarterly cash flow update.
(j)	4 Mar 2008	Enrolment of 30th patient in international clinical trial. 90% survival rate among initial 20 patient cohort.
(k)	26 Mar 2008	Cancellation of 1,356,306 employee share options and Notice of Annual General Meeting released.
(l)	9 Mar 2008	Muneer A Satter on market purchase of 12.2 million ordinary shares.
(m)	18 Apr 2008	Announcement of moving to an expanded manufacturing facility.
(n)	5 May 2008	Food and Drug Administration grants Conditional Investigational Device Exemption.
(o)	16 May 2008	Operational update.
(p)	23 May 2008 26 May 2008 27 May 2008	Private placement in Excess of A$30 Million. Preliminary Notice of Meeting — EGM. Shareholder Purchase Plan update.
(q)	11 June 2008	Share Purchase Plan cancelled.
(r)	20 June 208	Cancellation of 2.45 million employee share options and 400,000 performance rights which have lapsed.
(s)	11 July 2008	Results of EGM and completion of placement announced 23 May 2008
Source: ASX
Over the period graphed in Figure 5.1, the HeartWare weekly VWAP shows a period low of $0.31 for the week ended 11 April 2008 and a period high of $0.80 for the week ended 2 November 2007.

HeartWare Ltd Independent Expert’s Report
In Table 5.3 directly below, we have set out HeartWare’s VWAP for the 1 week, 1 month, 3 months, 6 months, 9 months and 12 months prior to 11 July 2008.
Table 5.3: HeartWare’s VWAP Prior to 11 July 2008

Period Before	VWAP	VWAP
6 June 2008	Period	($)
1 Week	5 July 2008 to 11 July 2008	0.4109
1 Month	12 June 2008 to 11 July 2008	0.4158
3 Months	12 April 2008 to 11 July 2008	0.4179
6 Months	12 January 2007 to 11 July 2008	0.3614
9 Months	12 October 2007 to 11 July 2008	0.4897
12 Months	12 July 2007 to 11 July 2008	0.5137
Source: Bloomberg
5.4 Recent Capital Raisings
HeartWare’s most recent capital raisings include the following:
•	Share Purchase Plan to existing HeartWare shareholders raising $1.2 million through the issuance of 2.0 million new shares at $0.60 each completed on 24 July 2007;
•	Private placement to sophisticated and institutional investors in Australia, the US and Europe of 59.7 million shares at $0.60 each completed on 26 July 2007 raising $35.8 million;
•	On 23 May 2008, HeartWare announced that it had received commitments in excess of $30 million in a private placement of ordinary shares to be issued at $0.50 each. HeartWare also announced on 23 May 2008 that it intended to offer the opportunity for Australian shareholders to participate in a share purchase plan which was also priced at $0.50 per share. Since the announcement, HeartWare shares have generally been trading below $0.50. HeartWare has determined not to proceed with the Share Purchase Plan; and
•	On 11 July 2008, HeartWare announced the completion of the Placement and had raised approximately $31.1 million through the issuance of 62,256,562 new ordinary HeartWare shares before placement costs.
5.5	Historical Financial Information of HeartWare
This section of this Report sets out the historical financial information of HeartWare and its consolidated entities. As this Report contains only summarised historical financial information, we recommend that any user of this Report read and understand the additional notes and financial information contained in the full income statements, balance sheets and cash flow statements released by HeartWare.

HeartWare Ltd Independent Expert’s Report
HeartWare’s current auditors are Grant Thornton5. BDO KCFQ has not performed any audit or review of any type on the historical financial information of HeartWare. We make no statement as to the accuracy of the information. However, we have no reason to believe that the financial information is not complete and accurate.
5.5.1 Financial Performance
The consolidated income statements of HeartWare for the 12-month periods ended 31 December 2006 and 31 December 2007 reported under Australian Equivalents to International Financial Reporting Standards ‘AIFRS’ are summarised in Table 5.4 below.
Table 5.4: Summarised HeartWare Income Statements for 2006 and 2007

	Year ended	Year ended
	31 December 2006	31 December 2007
	($)	($)
Revenue	1,143,912	1,150,040
Administrative and facilities expenses	(516,717)	(616,162)
Advertising and marketing expenses	(106,790)	(166,983)
Audit, financial and taxation services	(186,468)	(233,231)
Consultants — clinical, regulatory and medical	(1,908,451)	(2,400,238)
Contractor expenses	(201,852)	(1,152,546)
Depreciation and amortization expenses	(746,821)	(810,881)
Payments to employees and directors	(11,218,456)	(13,440,257)
Net loss on foreign exchange transactions	(770,227)	(1,042,508)
Information technology expense	(278,385)	(372,026)
Insurance expenses	(269,700)	(206,524)
Legal expense	(1,113,560)	(1,230,321)
Raw materials and consumables used	(2,223,821)	(1,043,583)
Rental expense and outgoings	(699,350)	(953,042)
Research and development expenses	(1,695,837)	(550,306)
Sterilisation and testing expenses	(133,899)	(174,241)
Tax and Duties expenses, other than income tax	(131,178)	(236,407)
Travel, accommodation and related expenses	(1,357,808)	(1,645,113)
Trials expenses — animal and human	(435,839)	(587,837)
Validation and verification expense	(228,278)	(18,575)
Other expenses	(171,128)	(645,906)
(Loss) before income tax	(23,250,653)	(26,376,647)
Income tax expense	—	—
(Loss) attributable to members of HeartWare Limited	(23,250,653)	(26,376,647)
Basic and Diluted (loss) per share (cents per share)	(13.3)	(12.4)
Source: HeartWare 2007 Annual Report

[5]	Grant Thornton NSW in Australia and Grant Thornton LLP in the United States.

HeartWare Ltd Independent Expert’s Report
From the information set out in Table 5.4 above, our observations include the following:
•	Employee and Directors employment expense increased from $11.2 million to $13.4 million. We understand that this is mainly due to the increase in staff and the increase of share based payments from $1.2 million to $2.8 million;
•	Raw materials and consumables used decreased from $2.2 million to $1.0 million; and
•	Research and development expense decreased from $1.7 million to $0.55 million.
5.5.2 Financial Position
The consolidated balance sheets of HeartWare as at 31 December 2006 and 2007 are summarised in Table 5.5 below.
Table 5.5: Summarised HeartWare Balance Sheets for 2006 and 2007

	As at 31 December	As at 31 December
	2006	2007
	($)	($)
Current Assets
Cash and cash equivalents	21,101,693	32,073,942
Trade and other receivables	153,905	180,035
Other current assets	609,915	705,785

Total Current Assets	21,865,513	32,959,762
Non-Current Assets
Property, plant and equipment	3,140,329	3,072,874
Intangible assets	2,881,771	2,592,089
Other non-current assets	2,527	—

Total Non-Current Assets	6,024,627	5,664,963

Total Assets	27,890,140	38,624,725
Current Liabilities
Trade and other payables	1,782,239	1,665,561
Financial liabilities	1,495,676	1,517,689
Short-term provisions	200,608	311,870

Total Current Liabilities	3,478,523	3,495,120
Non-Current Liabilities
Financial liabilities	20,139	—
Total Non-Current Liabilities	20,139	—

Total Liabilities	3,498,662	3,495,120

Net Assets	24,391,478	35,129,605
Equity
Issued capital	59,673,110	94,647,107
Reserves	3,506,993	5,647,770
Retained earnings	(38,788,625)	(65,165,272)

Total Equity	24,391,478	35,129,605

Source: HeartWare 2007 Annual Report

HeartWare Ltd Independent Expert’s Report

From the information set out in Table 5.5 above, our observations include the following:
•	Cash and cash equivalents increased from $21.1 million to $32.1 million. We are instructed by HeartWare that cash and cash equivalent are currently approximately $46 million following the most recent capital raising completed 11 July 2008;
•	Total assets increased from $27.9 million to $38.6 million mainly as a result of the increase in cash and cash equivalents; and
•	Total liabilities remained consistent at approximately $3.5 million.
5.5.3 Cash Flows
The consolidated cash flow statements of HeartWare for the 12-month periods ended 31 December 2006 and 2007 are summarised in Table 5.6 below.
Table 5.6: HeartWare Cash Flow Statement for 2006 and 2007

	Year ended	Year ended
	31 December	31 December
	2006	2007
	($)	($)
Cash flows from operating activities
Payments to suppliers and employees	(22,343,699)	(23,836,052)
Interest received	1,157,557	1,085,157
Finance costs	(488)	(690)

Net cash used in operating activities	(21,186,360)	(22,751,585)
Cash flows from investing activities
Proceeds from sale of property plant and equipment	3,735	9,569
Payments for purchase of property, plant and equipment	(1,827,710)	(908,984)
Payments for intangible assets	(393,072)	(265,311)

Net cash used in investing activities	(2,217,047)	(1,164,726)
Cash flows from financing activities
Proceeds from issues of shares	32,869,695	37,051,408
Payments for share issue expenses	(2,020,790)	(2,077,411)

Net cash provided by financing activities	30,848,905	34,973,997
Net increase in cash held	7,445,228	11,057,686
Cash at beginning of the year	13,679,897	21,101,693
Effect of exchange rates on cash holdings in foreign currencies	(23,432)	(85,437)

Cash at end of year	21,101,693	32,073,942

Source: HeartWare 2007 Annual Report

HeartWare Ltd Independent Expert’s Report
From the information set out in Table 5.6 above, our observations include the following:
•	Cash outflow from operating activities increased $1.6 million from $21.2 million to $22.8 million;
•	Cash outflow from investing activities decreased $1.0 million from $2.2 million to $1.2 million;
•	Cash inflow from financing activities increased $4.1 million from $30.9 million to $35.0 million; and
•	Cash at year end increased $11.0 million from $21.1 million to $32.1 million.
The financial information above indicates that HeartWare’s historical cash burn rate has been approximately $2 million per month. We have discussed the cash burn rate with management and they advise that the current cash burn rate is approximately between $2.0 and $2.5 million per month.
At the current cash burn rate, assuming a correct cash balance of $46 million, HeartWare has sufficient funds for approximately 19 months of operation assuming HeartWare remains in a pre-revenue stage, expenditure or cash consumption does not increase and other relevant circumstances remain constant, noting that there can be no assurance in this regard.

HeartWare Ltd Independent Expert’s Report
6.0 INDUSTRY INFORMATION
The purpose of this section of this Report is to provide:
•	An overview of the health care and medical device industry in general (refer to Section 6.1 below);
•	An overview of the health care and medical device industry in Australia (refer to Section 6.2 below);
•	An overview of the health care and medical device industry in the US (refer to Section 6.3 below); and
•	A comparison of the health care and medical device industry in Australia and the US.
The ‘Health Care’ sector, as defined under the Global Industry Classification Standard (‘GICS’), can be divided into a number of sub-categories as set out in Table 6.1 below. We have used these GICS definitions, terminology and classifications in the analysis set out in this Report.
Table 6.1: GICS Classifications of the Health Care Sector

Industry Group	Industry	Sub-Industry
Health Care, Equipment & Services	Health Care Equipment & Supplies	Health Care Equipment Health Care Supplies

	Health Care Providers and Services	Health Care Distributors Health Care Services Health Care Facilities Managed Health Care

	Healthcare Technology	Health Care Technology

Pharmaceuticals, Biotechnology & Life Sciences	Biotechnology	Biotechnology

	Pharmaceuticals	Pharmaceuticals

	Life Sciences Tools & Services	Life Sciences Tools & Services
Source: ASX
6.1 Health Care Equipment and Device Industry
Investment in the early stage of a health care equipment and device company pioneering a new technology is often regarded as speculative because:
•	The share price volatility of early stage health care device companies tends to be higher than the share price volatility of companies in many other sectors. The share price of early stage health care device companies can be heavily dependent on announcements made relating to the progress of the company’s product; and
•	Value can be created or lost over much shorter periods of time compared to businesses in other sectors as product development milestones are either met or missed respectively.

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Figure 6.1 below sets out one generally accepted interpretation of the development life cycle of a health care device company.
Figure 6.1: The Health Care Device Lifecycle
Source: Healthonomics
The probability of a product becoming commercially successful increases as it moves through its development lifecycle and successfully meets milestones that have been set. The greatest amount of uncertainty and risk is contained within the regulation and clinical testing stage. It is generally critical for the milestones in this stage to be met to ensure the ultimate success of the product.
Early stage health care device companies do not typically generate any substantial operating revenue streams from products which are yet to be commercialised. It is common for research analysts and market participants to compare and value early stage health care device stocks having regard to the successful completion of key milestones on a recurring basis and by having regard to expected future performance of the company being assessed. The level of cash holdings and the company’s cash burn rate also assist market participants to evaluate companies. In some circumstances, health care device companies achieving sales may also be compared on ratios including Price to Sales Revenue and Price to Earnings ratios.
With an ageing population worldwide, the proliferation of diseases, the growing appetite for medical technology and greater quality of life especially in developing nations, the health care device industry is projected to grow into the future. Global medical technology is estimated to be worth over $214 billion a year and is projected to grow above 10 per cent per year6.

[6]	AusMedtech 2008 available at www.ausbiotech.org

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The global health care device market represents approximately 50% of the world’s pharmaceutical market in terms of size but it is growing faster than its drug counterparts and it is estimated that there are 20,000 health care device companies in the world7. It is expected that the healthcare device market will reach sales of USD $336 billion in 20088. The health care device industry is differentiated from pharmaceutical and biotechnology drug companies in that:
•	Product development time is generally shorter (about 33% to 50% of drug development time)[9]; and
•	There is generally less regulatory approval risk[10].
6.2 Heath Care Equipment and Device Companies in Australia
The Australian health care sector can be divided into:
•	Companies which manufacture health care equipment, devices and supplies;
•	Companies which provide health care related services;
•	Owners and operators of health care products;
•	Providers of basic health-care services; and
•	Owners and operators of health care facilities and organisation. This includes companies primarily involved in the research, development, production and marketing of pharmaceutical and biotechnology products[11].
HeartWare can be classified as a manufacturer of health care devices.
The Therapeutic Goods Administration (‘TGA’) in Australia defines health care devices as any technology, including devices, software or diagnostics, intended to be used by human beings for the prevention, monitoring or treatment of a disease, injury or physiological condition12. In 2007, there were 655 health care device companies in Australia. As at 12 June 2008, there are 76 publicly listed companies on the ASX that fall under the classification of health care equipment with a combined market capitalisation of $19 billion13.

[7]	Wisconsin Technology Network, “Global medical Device market outperforms drug market growth” June 2008, www.wistechnology.com/articles/4790

[8]	Wisconsin Technology Network, “Global medical Device market outperforms drug market growth” June 2008, www.wistechnology.com/articles/4790

[9]	Wisconsin Technology Network, “Global medical Device market outperforms drug market growth” June 2008, www.wistechnology.com/articles/4790

[10]	Wisconsin Technology Network, “Global medical Device market outperforms drug market growth” June 2008, www.wistechnology.com/articles/4790

[11]	Australian Securities Exchange www.asx.com.au

[12]	AusMedtech “AusMedtech Fast Facts” 2008 available from http://www.ausbiotech.org/content.asp?pageid=109

[13]	18 July 2008 Industry Listing from www.tradingroom.com.au

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The three listed health care device companies in Australia with the largest current market capitalisation are set out in Table 6.2 below.
Table 6.2: Top 3 Listed Health Care Device Companies — Australia

		Market
		Capitalisation
	Code	($ billion)	Description
ResMed Inc	RMD	3.14	ResMed Inc develops, manufactures and markets medical equipment for the treatment of sleep disordered breathing. The company sells diagnostic and treatment devices in various countries through its subsidiaries and independent distributors.
Cochlear Limited	COH	2.56	Cochlear Limited researches, develops and markets cochlear implant systems for hearing impaired individuals.
Fisher & Paykel Healthcare Corporation Ltd	FPH	0.95	Fisher & Paykel Healthcare Corporation Limited designs, manufactures and markets heated humidification products and systems for use in respiratory care and treatment of sleep apnoea. The company also offers patient warming and neonatal care products, including warming products and infant resuscitators.
Source: ASX and Bloomberg 12 June 2008
The Federal Government of Australia offers various grants and incentive schemes for medical research through its annual healthcare budget. Grants of over $400 million were available to medical research organisations in 2007-0814. Additionally, Export Market Development grants are available for companies that carry out export promotion activities.
6.3 Heath Care Equipment and Device Companies in the USA
The US is recognised as a leading market in the world for health care equipment and drug discovery companies. 16 of the world’s largest 25 healthcare device companies are US based, representing 72% of the total revenue of the largest 25 health care device companies15.

[14]	Australian Department of Health and Ageing, www.health.gov.au

[15]	Wisconsin Technology Network, “Global medical Device market outperforms drug market growth” June 2008, www.wistechnology.com/articles/4790

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The three listed health care device companies in the US with the largest current market capitalisation are set out in Table 6.3 below.
Table 6.3: Top 3 Listed Health Care Device Companies — US

		Market
		Capitalisation
		(USD $
	Code	billion)	Description
Medtronic, Inc	MDT (NYSE)	56.57	Medtronic, Inc, provides device-based therapies that restore health, extend life, and alleviate pain. The company’s principal products include those for bradycardia pacing, tachyarrhythmia management, atrial fibrillation management, heart failure management, heart valve replacement, malignant and non-malignant pain, and movement disorders. Medtronic’s products are sold worldwide.
Baxter International Inc	BAX (NYSE)	37.96	Baxter International Inc develops, manufactures and markets products and technologies related to the blood and circulatory systems. The company also researches, develops, manufactures and sells vaccines for the prevention of infectious diseases. Baxter conducts operations in North America, Asia, Europe, Japan and Latin America.
Stryker Corp	SYK (NYSE)	26.29	Stryker Corporation develops, manufactures, and markets specialty surgical and medical products. The company’s products include orthopaedic implants, powered surgical instruments, endoscopic systems, patient care, and handling equipment for the global market. Stryker also provides outpatient physical therapy services in the US.
Source: Bloomberg 12 June 2008
We also note that Johnson and Johnson (NYSE: JNJ) is significantly larger than the companies listed above. While Johnson and Johnson operate in the medical device industry, we have not included the company in the table above as they also operate heavily within the consumer and pharmaceutical industry.
Grant funding in the US generally comes through various State and Federal government organisations and research bodies. For example, The National Institutes of Health, a part of the US Department of Health and Human Services is the primary Federal agency for conducting and supporting medical research. The National Institutes of Health invest over USD $28 billion in medical research annually16.
The above information relating to grants is provided as background information to demonstrate the significant grants available. We have not been instructed that HeartWare or HeartWare International intend to pursue grants available in the US or Australia. We are unable to determine with any degree of certainty whether or not HeartWare or HeartWare International will be successful in applying for or obtaining grants in the US.

[16]	National Institutes of Health available from www.nih.gov

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6.4	Comparison of the Equity Market for Health Care Equipment and Device Companies in the US and Australia
Table 6.4 below sets out announced merger and acquisition data for the 2007 calendar year in the health care equipment and device industry and compares transactions for which the acquirer was based in either Australia or the US.

Table 6.4:	Merger and Acquisitions Announced for Calendar Year 2007 for Healthcare Equipment and Device Companies

		Smallest	Average	Largest
Acquirer	Number of	Transaction Value	Transaction Value	Transaction Value
Domiciliation	deals	(USD $ million)	(USD $ million)	(USD $ million)
Australia	16	0.09	5.18	15.17	(a)
US	148	0.01	345.97	8,130.00	(b)

Source:	Bloomberg 18 July 2008

(a)	Visionmed Group Ltd was acquired by Clinical Cell Culture Ltd.

(b)	Abbott Laboratories sold its core laboratory diagnostics business to GE in January 2007.
Table 6.4 demonstrates that the US Merger and Acquisition market for health care equipment companies is larger than that in Australia in terms of both transaction volume and transaction size.
In this analysis, we have not set out any additional information relating to the transactions above for reasons which include the following:
•	As many healthcare equipment and device companies, including HeartWare, have negative earnings, earnings multiples are less relevant to a comparison of markets;
•	As the healthcare, equipment and device companies may account differently for balance sheet matters including the capitalisation of research and development expenditure, any asset based multiples are less relevant to our comparison;
•	The Proposed Transaction does not involve a merger or acquisition or imply an earnings or net asset based multiple;
•	Detailed data in relation to some of the smaller transactions is not readily available; and
•	The purpose of our analysis in Table 6.4 is to demonstrate the relative difference in size of the markets only.

HeartWare Ltd Independent Expert’s Report
Table 6.5 below provides a comparison of the market capitalisation of listed health care equipment stocks on the ASX and NASDAQ involved in the treatment of heart-related conditions as at 18 July 2008.
Table 6.5: Market Capitalisation of HeartWare Peers on the ASX and NASDAQ

	Market Capitalisation		Market Capitalisation
ASX listed Peers	(A$ million)	NASDAQ Listed Peers	(USD$ million)
Ventracor Ltd	68	Thoratec Corporation	979
CathRx	35	ABIOMED Inc	630
Sunshine Heart Inc (CDI)	13	Micrus Endovascular
		Corporation	234
ATCor Medical	10	ATS Medical Inc	140
Source: Bloomberg 18 July 2008
HeartWare has a market capitalisation of AUD $140 million as at 18 July 2008. Table 6.5 demonstrates the presence of significantly larger health care device companies specifically involved in the treatment of heart-related conditions in the US.

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7.0 ASSESSMENT OF BEST INTERESTS
As mentioned in Section 4.2, it is our view that to assess whether or not the Proposed Transaction is in the best interests of the Equity Interest Holders, it is appropriate to consider the following:
•	The advantages of the Proposed Transaction to the Equity Interest Holders (refer Section 7.1);
•	The disadvantages of the Proposed Transaction to the Equity Interest Holders (refer Section 7.2);
•	The impact of the Proposed Transaction on the liquidity, share price and value of equity interests in HeartWare and HeartWare International (refer Section 7.3);
•	Taxation impacts for the Equity Interest Holders (refer Section 7.4);
•	Additional matters that Equity Interest Holders should consider when deciding to vote in favour of or against the Proposed Transaction (refer Section 7.5);
•	The position of the Equity Interest Holders if the Proposed Transaction is not approved (refer Section 7.6); and
We have considered the above mentioned information and have formed an opinion as to whether the Proposed Transaction is in the best interests of HeartWare Equity Interest Holders (refer Section 7.7). Relevant detail relating to the above mentioned matters is set out in this section of this Report.
As HeartWare International may seek a listing for its common stock on the NASDAQ at some stage in the future, we have also provided a broad comparison of the NASDAQ and ASX exchanges (‘the Two Exchanges’) in Appendix A of this Report. This analysis is provided to assist the Equity Interest Holders to identify key differences between the markets and exchanges. We note that we have compared the public markets as detailed information about privately held companies is not readily available.
It is important to note, particularly when referring to the information set out in Appendix A and all references to the NASDAQ in this Report, that there is no certainty that a US public offering or a NASDAQ listing of HeartWare International shares will occur at any time in future.

HeartWare Ltd Independent Expert’s Report
7.1 Advantages to the Equity Interest Holders
The advantages to the Equity Interest Holders of the Proposed Transaction, in our view, include the following:
•	The US provides a credible and larger capital market for medical device companies;
•	Improved US investor and analyst understanding of HeartWare’s structure;
•	Removal of FORUS;
•	Retention of ASX listing;
•	Cost savings and reduced compliance requirements;
•	Opportunity to pursue a NASDAQ listing and (if a NASDAQ listing is completed) the potential for increased liquidity and re-rating; and
•	Increased opportunity for commercial partnering and joint venture arrangements in the US.
Each of the above advantages is discussed further below.
7.1.1 The US provides a Credible and Larger Capital Market for Medical Device Companies
In our opinion, the US provides a credible capital market for medical device companies and HeartWare has successfully raised funds from investors in the US.
While we note that market participants in recent times have generally become more risk averse and are demanding an increased rate of return, the year to date return of Dow Jones Medical Device Index has outperformed the S&P 50017. In the US, medical device companies with market capitalisations of USD $10 billion or more have returned 4% from the beginning of 2008 to 17 July 2008 while the broader S&P 500 index decreased by approximately 15.2%18.
We are instructed that HeartWare will require additional funding in due course to further its stated objectives (as referred to in Section 3.4 of this Report).

[17]	Bloomberg 17 July 2008.

[18]	Bloomberg 17 July 2008.

HeartWare Ltd Independent Expert’s Report
Our research into the US cardiovascular sector and heart-related device companies has identified information including the following19:
•	In the 2007 year, health care venture capitalists invested USD $1 billion into companies in the development of cardiovascular or coronary devices, drugs and biotechnology based products;

•	For the five years ended 31 December 2007, close to USD $3 billion of venture capital was injected into companies in the US cardiovascular sector with 72 investments in health care device companies alone;
•	For the first five months of 2008 to 31 May 2008, companies in the cardiovascular sector undertook 11 capital raising transactions totalling USD $241.3 million, including three transactions in May 2008; and
•	Esperion Therapeutics and Miragen Therapeutics, which are pharmaceutical companies developing cardiovascular products, raised USD $22.8 million and USD $8 million respectively in May 2008.
This information demonstrates that there remains an interest in the US market for companies in the health care industry that have quality products and a successful track record of meeting milestones. Evidence of this includes HeartWare itself being able to raise approximately $30 million in the Placement completed in July 2008. In the Placement, HeartWare has announced that 80% of the investors were US investors.
In our opinion, HeartWare’s recent capital raising demonstrates that there is interest for HeartWare’s shares from US investors having regard to the successful clinical trial results announced in May 2008 and the proximity of the expected next milestone, the revenue generating phase, which HeartWare expects to begin in the second half of 2008 during the course of the US clinical trial.
HeartWare and HeartWare International are likely to have more efficient access to the larger US capital market as a result of the Proposed Transaction for reasons which include the following:
•	HeartWare International will have greater exposure and be more accessible to a number of specialist investment funds and venture capitalists in the US which are able to, and are generally more comfortable investing in US companies;
•	Our professional experience suggests that certain investment mandates (e.g. certain pension funds in the US being required to invest in locally domiciled companies) may limit HeartWare’s ability to attract capital. After the Proposed Transaction, it will be easier for US investors with restrictive investment mandates to invest in HeartWare International;
•	It is our experience and that of HeartWare that many professional US investors also have a preference for investing in US domiciled and regulated companies. One reason for this is that investors in the US, and their advisers, are more familiar, in broad terms, with US corporations and securities legislation, rules and practices. HeartWare has instructed us that their experience with investors in the US is similar;
•	The current existence of FORUS may act as an obstacle to potential and credible investors in the US willing to acquire or increase an equity interest in HeartWare. As discussed in Section 7.1.3, the removal of FORUS may make an equity interest in HeartWare International more appealing to investors in the US; and
•	Currently, Australian medical device manufacturers attract relatively low levels of foreign direct investment which restricts these companies’ growth prospects (as stated by the Australian Government Department of Industry, Tourism and Resources20).

[19]	Irving Levin Associates (June 2008), “Drugs, Devices and Diagnostics For the Heart” www.levinassociates.com

[20]	Australian Government Department of Industry, Tourism and Resources, (2006), “Medical Devices for a healthy Life”. Available from

HeartWare Ltd Independent Expert’s Report
Appendix A to this Report, in particular in Sections A and D of the Appendix, also provides additional information about the relative size, number of companies and amount of capital raised in relation to NASDAQ listed companies in the US compared to ASX listed Australian companies. In our opinion, this information can be referred to as a broad comparison of the relevant market sizes.
Further Section E of Appendix A provides additional information relating to the market capitalisation and share trading levels (liquidity) of health care equipment companies involved in the treatment of heart-related conditions. It is our opinion that this information, particularly the information in Table E.1 relating to share trading levels, is able to be referred to as a guide to the relative level of market interest in broadly comparable companies.
As a caveat to the above, Equity Interest Holders should be aware that with or without the Proposed Transaction, there is no guarantee that HeartWare or HeartWare International would be successful in obtaining additional funding going forward. The reason for this is that successful capital raisings are dependent on many market and company specific matters at the time the capital raising is attempted.
7.1.2 Improved US Investor and Analyst Understanding of HeartWare’s Structure
At the current time, HeartWare is an Australian listed company which operates through its subsidiary, HeartWare, Inc. in Florida. Specifically we note that:
•	The majority of investors are US based;
•	There has recently been a significant appetite for investment in HeartWare in the US;
•	It is HeartWare’s view that potential US investors are generally unfamiliar with the corporate and regulatory regimes in Australia; and
•	It is HeartWare’s view that potential US investors are not as familiar with the capital markets in Australia.

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We are further instructed by HeartWare that US investors often question the current structure of HeartWare and have raised matters including:
•	Accounting principles between Generally Accepted Accounting Principles for the US (‘US GAAP’) and AIFRS are not consistent and require different accounting treatment in certain instances (e.g. the capitalisation of research and development costs in one set of accounts and not in the another);
•	Australia has abandoned the concept of authorised capital (i.e. the maximum number of shares a business may issue), a concept which remains in place in a US company’s articles of incorporation; and
•	Offering shares in an Australian company to employees in the US is less attractive than issuing them with shares in a US company (e.g. differences in ESOP regulation between the two jurisdictions are hard for employees to understand).
The Directors of HeartWare are of the view that the above and other factors reduce HeartWare’s ability to attract capital and investor interest in the US as they create uncertainty for current and potential US investors. The Australian incorporation of HeartWare does not align with its long term objectives as HeartWare expects the US to be its largest market in terms of both capital and demand for its LVAD.
Further, the Proposed Transaction may enable HeartWare International to be more readily compared and benchmarked against its peers in the US. A change in domicile to the US may increase the perception that HeartWare is more accessible to analysts looking to complete an analysis on the above factors.
An increased analyst following may increase the awareness of both existing and potential investors to HeartWare. As HeartWare International and its peers are likely to be seeking investors, reporting and commercialising in the same jurisdiction, being able to be readily compared and benchmarked against its US peers is likely to enable HeartWare International to improve its competitiveness in sourcing funding when competing for investors which are also targeted by its peers.
It is our view that the Proposed Transaction will assist to address each of the above matters and improve US investors’ and analysts’ understanding of HeartWare and HeartWare International.
7.1.3 Removal of FORUS
As explained in Section 5.1 of this Report, HeartWare complies with registration and reporting requirements applicable to US domestic companies under US federal securities law. The FORUS designation has been instituted by HeartWare to ensure compliance with Regulation S of the US Securities Act of 1933. HeartWare shares listed on the ASX have not been permitted to be purchased on market by residents of the US since August 2007.

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In relation to FORUS, we note the following:
•	Shares in HeartWare listed on the ASX at the current time, cannot be resold into the US unless such transfers are pursuant to a registration under the US Securities Act of 1933 or an exemption there from;
•	The restrictions imposed as a consequence of FORUS make it more difficult for new US investors to obtain an equity interest in HeartWare; and
•	While FORUS does not preclude the issue of new shares in HeartWare to certain US investors pursuant to another available exemption from registration under the US Securities Act of 1933, as stated in Section 5.1 of this Report, those shares are subject to significant transfer restrictions.
In our view, the issues mentioned above are likely to reduce the liquidity of HeartWare shares in broad terms. HeartWare has instructed us that they see the removal of FORUS as an important step towards being able to increase the liquidity in HeartWare and HeartWare International shares and consequently, as a way of increasing the company’s ability to raise further capital in the US.
We are instructed that if, following the Proposed Transaction, HeartWare International successfully applies for its common stock to be quoted on the ASX as CDIs, FORUS will not apply to the CDIs.
The removal of FORUS on HeartWare shares will have the following advantages:
•	Current and potential US shareholders will have the ability to buy and sell CDIs in HeartWare International on a public market;
•	Existing non US shareholders will benefit from new buyers from the US market;
•	New buyers from a larger market may assist to increase demand for HeartWare International shares and liquidity for shareholders; and
•	A reduction in compliance burden for HeartWare and HeartWare International will result in monetary savings for HeartWare group (for additional information refer to Section 7.1.5).
We note that in excess of 65% of HeartWare shares are held by shareholders who are residents in the US.

HeartWare Ltd Independent Expert’s Report
7.1.4 Retention of ASX listing
We have been instructed that it is HeartWare International’s intention to have its securities listed on the ASX as CDIs. The advantages of this are as follows:
•	Shareholders will retain a tradeable instrument after the Proposed Transaction. Option Holders and Performance Rights Holders will also benefit from a tradeable instrument upon meeting exercise conditions and exercising the instrument if they do not elect to receive HeartWare International common stock (we refer readers to Section 3.3 of this Report for discussion relating to the consequences of the Option Scheme and the Performance Rights Scheme not being approved); and
•	Securities in HeartWare International will be able to be traded on the ASX in the form of CDIs, regardless of whether a NASDAQ listing eventuates.
Additionally, we note that the liquidity in HeartWare International CDIs is likely to be different to that of existing HeartWare ordinary shares. For additional information, refer to the additional information set out in Section 7.3 of this Report.
7.1.5 Cost Savings and Reduced Compliance Requirements
[HeartWare expects that the Proposed Transaction will enable it to reduce compliance costs as HeartWare International is not expected to have the same degree of dual reporting requirements. For example, HeartWare expect that its application to the ASX regarding the annual filing of only HeartWare International US GAAP financial accounts will be successful. If this is the case, HeartWare expects that the removal of these dual reporting requirements and the management time saved as a result will amount to savings in excess of $200,000 per annum.]
Further, HeartWare is currently a domestic filer for US federal securities law purposes and is subject to the same registration and reporting requirements as other US domestic companies. HeartWare does not believe that additional ongoing compliance costs of HeartWare International as a result of the Proposed Transaction will be significantly different relative to the costs borne by HeartWare in its current state.

7.1.6	Opportunity to Pursue a NASDAQ Listing and (if a NASDAQ Listing is Completed) the Potential for Increased Liquidity and Re-Rating
If HeartWare International proceeds with a NASDAQ listing, it is expected that there will be increased liquidity in HeartWare International shares. As detailed in Table E.1 of Appendix A, the healthcare equipment companies listed on the NASDAQ, including those in HeartWare’s peer group, have a higher volume of shares traded compared to similar companies listed on the ASX.
The potential increase in demand and liquidity is based on HeartWare’s expectations (provided a NASDAQ listing eventuates) and our observation of trading patterns of broadly comparable NASDAQ listed companies. HeartWare International has not yet listed on the NASDAQ and therefore does not have a track record of trading on the NASDAQ upon which to base any expectation of increased demand and liquidity in its shares. Likewise, the actual liquidity of the stock once listed cannot be reliably estimated.
US retail and/or institutional investors may or may not choose to invest in HeartWare International even if it were to list on the NASDAQ.

HeartWare Ltd Independent Expert’s Report
An additional benefit resulting from a NASDAQ listing may be the potential for a re-rating of HeartWare International’s share price. This may occur as a result of the comparatively higher liquidity of the NASDAQ healthcare equipment sector. In practical terms, while there is an opportunity for this to occur, this outcome may or may not eventuate and will depend on various market and company specific factors, including HeartWare International’s ability to demonstrate that it is able to continually meet milestones and improve its financial metrics.
Additionally, we note that, if HeartWare International decides, its shares may be admitted into the NASDAQ Healthcare Index (refer Section C of Appendix A of this Report) at some time in the future following the Proposed Transaction and if a NASDAQ listing proceeds. Institutional investors with a mandate that requires them to hold a certain number of shares in all companies included in the NASDAQ Healthcare Index may be more inclined to invest in HeartWare International listed shares and this may improve demand for and the liquidity of the shares.
In our opinion, in the longer term, the share price will predominantly be based on the fundamental value drivers of HeartWare International, including its financial performance and strategy. At the current time we cannot determine whether or not a NASDAQ listing will be achieved or if HeartWare International will perform satisfactorily over time even if it were listed on the NASDAQ.
7.1.7 Increased Opportunity for Commercial Partnering and Joint Venture Arrangements in the US
While a partnering or joint venture arrangement is not proposed at this point in time by HeartWare, it is our view that HeartWare International may benefit in future from the Proposed Transaction through a greater ability to attract a commercial partnering arrangement in the US because:
•	HeartWare has operations and management team based in the US and expects that majority of the revenue from its LVAD would come from the US. For this reason, commercial partnering with an established company in the US would be appropriate from a synergetic perspective; and
•	As discussed in Section 6.4 of this Report, there is a greater presence of larger health care device companies specifically involved in the treatment of heart-related conditions in the US when compared to Australia.
While not proposed by HeartWare at the current time, commercial partnering and joint venture arrangements are often used by technology companies, including those in the health case industry, to commercialise their technology and manufacture for market.
The Proposed Transaction may also allow potential investors and business partners to more readily understand the business and corporate structure of HeartWare and HeartWare International which could improve HeartWare group’s opportunity to secure a material capital injection by way of a joint venture arrangement if required.

HeartWare Ltd Independent Expert’s Report
7.2 Disadvantages to the Equity Interest Holders
In our opinion, if the Proposed Transaction is approved, the disadvantages to the Equity Interest Holders will include the following:
•	Changes to protection of Equity Interest Holders;
•	Australian investors cease to hold equity interests in an Australian company;
•	Holding CDIs instead of shares;
•	Costs borne by HeartWare;
•	Exposure to additional litigation risk;
•	Restrictions imposed on the sale of shares by affiliates; and
•	Potential taxation consequences in certain circumstances.
Each of the above disadvantages is discussed further below.
7.2.1 Changes to Protection of Equity Interest Holders
We are not lawyers and are not providing any corporate legal advice in this Report. To prepare this section of this Report, Appendix B to this Report and in selecting key issues from Appendix 14 of the Information Memorandum, we consulted with independent US and Australian legal counsel from an international corporate law firm operating in Australia and the US (‘Independent Legal Counsel’).
In Appendix B to this Report, we have broadly outlined some of the regulatory and governance issues that may have an impact on HeartWare’s Shareholders and, in particular, HeartWare’s Australian shareholders, following a reincorporation of HeartWare in the US. These issues outlined in Appendix B are:
•	20% Rule;
•	Poison Pill;
•	Partial Offers;
•	Directors’ Rights;
•	Shareholders’ Rights to call Meetings and the Notice Period of Meetings;
•	Shareholder Oppression; and
•	Nomination of Directors.

HeartWare Ltd Independent Expert’s Report
In our view, the impacts of the regulatory and governance issues mentioned above and described in Appendix B of this Report result in a reduction of protection for Equity Interest Holders as, in some respects, the US corporate regulatory requirements offer relatively less protection, particularly to minority shareholders, when compared to the protection afforded to them in Australia.
A comprehensive description of the regulatory differences governing Australian and US companies is provided by HeartWare in Appendix 14 of the Information Memorandum. Independent Legal Counsel has confirmed to us that Appendix B of this Report is a fair summary of what it purports to summarise with respect to US securities law and Delaware corporate law.
7.2.2 Australian Investors Cease to Hold Equity Interests in an Australian Company
In the Proposed Transaction, Australian investors will cease to hold equity interests in an Australian company governed by the Australian regulatory regime and capital markets. This is likely to be a disadvantage to Australian investors who are not as familiar with the US regulatory regime and capital markets as they are with the Australian regulatory regime and capital markets.
7.2.3 Holding CDIs Instead of Shares
Shareholders who elect to hold their shares in HeartWare International as CDIs will not be recorded on HeartWare International’s share register as shareholders. Rather, the depositary nominee company will be recorded as the shareholder of shares held as CDIs. That is, Shareholders will have ‘beneficial’ ownership rather than ‘legal’ ownership21. Section 13 of the Australian Settlement and Transfer Corporation Settlement Rules contain provisions which ensure that CDI holders have all the direct economic and other benefit of holding the underlying securities22 with the exception of voting arrangements. We are advised that Shareholders will be able to exercise their rights to attend and vote at HeartWare International’s general meetings either by:
•	instructing the depositary nominee company; or
•	attending as the depositary nominee’s proxy.
We note that shareholders electing to hold CDIs following the Proposed Transaction are likely to experience a change in liquidity and value to that which would be experienced if the shares were directly listed on the ASX. This change in liquidity could be regarded by some as a disadvantage. Refer to Section 7.3 of this Report for a detailed discussion on liquidity.

[21]	The nominee company has ‘legal’ ownership of the shares underlying the CDIs.

[22]	For example economic benefits such as dividends, bonus issues, rights issue or similar corporate activity.

HeartWare Ltd Independent Expert’s Report
7.2.4 Costs Borne by HeartWare
The Proposed Transaction involves one-off transaction costs related to the implementation of the Schemes, advisory fees, registration and filing fees. We are instructed that while these costs are likely to be in the range of USD $850,000 to USD $900,000, a large portion of these costs (approximately USD $450,000 to USD $500,000 as at 30 June 2008) have already been incurred by HeartWare.
Further, if HeartWare International proceeds with a NASDAQ listing, there will be additional costs including the following:
•	Underwriting costs, generally incurred as a percentage of the capital raised via IPO (assuming a public listing in conjunction with a capital raising which may or may not occur); and
•	Ongoing costs related to regulatory compliance, administration and maintenance of a NASDAQ listing including compliance with Section 404 of the Sarbanes-Oxley Act 2002. These compliance costs can often be considered significant for small companies.
Notwithstanding the above, we note that HeartWare is currently a domestic filer for US securities law purposes and subject to the same registration and requirements as other US domestic companies. HeartWare does not believe that additional ongoing compliance costs of HeartWare International as a result of the Proposed Transaction will be significantly different relative to the costs borne by HeartWare in its current state.
7.2.5 Exposure to Additional Litigation Risk
Section 1.1.4 of the Information Memorandum has identified that HeartWare and HeartWare International may be exposed to the more litigious environment of the US.
7.2.6 Restrictions Imposed on the Sale of Common Stock by Affiliates
As outlined in the glossary of the Information Memorandum, the following groups of equity interest holders may be regarded as affiliates (‘Affiliates’) of HeartWare and HeartWare International under US securities legislation:
•	The directors of HeartWare International and HeartWare;
•	The executive officers of HeartWare International and potentially HeartWare; and
•	Significant shareholders of HeartWare International (i.e. those shareholders holding at least 10% of the issued shares of HeartWare International). For example, we understand that Apple Tree Partners would be included in this group.

HeartWare Ltd Independent Expert’s Report
In the Important Notices section of the Information Memorandum, HeartWare has outlined that Affiliates of HeartWare International can only sell HeartWare International shares, options and restricted stock units issued to them under the Schemes subject to certain restrictions on resale in a public market including:
•	HeartWare and HeartWare International as its successor having complied with its US reporting obligations;
•	The volume of securities that can be sold in any three month period is limited to an amount equal to the greater of 1% of HeartWare International’s outstanding Shares on issue and 1% of the average weekly trading volume of HeartWare International’s Shares (measured over the previous four weeks); and
•	Sales must be conducted by way of unsolicited broker’s transactions and a Form 144 filed with the SEC.
Such limitations on the ability of an Affiliate to sell HeartWare International securities will no longer exist three months after the person ceases to be an Affiliate and has held the securities for two years. Persons who are affiliates solely because they are directors or officers of HeartWare International may also sell shares under Rule 904 of Regulation S so long as that exemption is available to them, which will generally be the case so long as the HeartWare International shares are listed solely on the ASX.
We note that all Affiliates may currently sell HeartWare shares in accordance with Regulation S, which is in addition to the ability to sell shares in accordance with the restrictions outlined above. After the Proposed Transaction, Affiliates who are Affiliates due to their significant shareholdings, such as Apple Tree Partners (as opposed to persons who are Affiliates solely because they are executive officers or directors of HeartWare and HeartWare International), will no longer have the ability to sell their shares under Regulation S and will be limited to sales in accordance with the restrictions described above. These Affiliates will be impacted by the fact that resales under Regulation S will no longer be available.
As with tax considerations, the above restrictions and determinations of affiliate status are dependent on specific circumstances of the relevant groups of Affiliate equity interest holders and we strongly recommend that any Equity Interest Holders that consider that they may be regarded as an Affiliate of HeartWare International seek their own independent advice in relation to the above restrictions, before deciding whether to vote in favour of or against the Proposed Transaction.

HeartWare Ltd Independent Expert’s Report
7.2.7 Potential Taxation Consequences in Certain Circumstances
The taxation considerations arising as a consequence of the Proposed Transaction on different groups of Equity Interest Holders will vary depending on the specific circumstances of each Equity Interest Holder. Some Equity Interest Holders may be disadvantaged from a tax perspective as a result of the Proposed Transaction. We have provided our summary of the key tax considerations in Section 7.4 of this Report.
HeartWare’s taxation adviser has also provided advice in relation to taxation matters and their advice is set out in section 10 of the Information Memorandum. We strongly encourage Equity Interest Holders to read and refer to this information in relation to taxation matters and seek their own independent taxation advice in relation to their individual tax situation.
7.3 Liquidity, Share Price and Value
In short, to the Equity Interest Holders of HeartWare, the Proposed Transaction represents an exchange of their current equity interests in HeartWare for equity interests in HeartWare International. While the transaction may be seen to be a takeover of HeartWare by HeartWare International, the mechanism in simple terms is a means to effect the redomiciliation of HeartWare to the US and is referred to in this Report as the Proposed Transaction.
The rate at which equity instruments are traded is generally referred to as the ‘liquidity’ of the equity instruments. Changes in liquidity may impact the trading price of equity instruments, particularly depending on the number of equity instruments required to be bought and/or sold and the time period over which the equity instrument holder needs to buy and/or sell those equity instruments. Depending on the circumstances, a movement in market price may or may not represent a shift in value of either the equity instruments or of the company as a whole.
As mentioned in Section 3 of this Report, if the Proposed Transaction is approved, it is the intention of HeartWare to elect to have the common stock in the US-domiciled HeartWare International traded on the ASX via CDIs (as opposed to the current situation where HeartWare shares are directly traded on the ASX). If this occurs it is likely that the liquidity of HeartWare International CDIs on the ASX will be different to the current liquidity of HeartWare shares.
In our view, at the current date and until the Proposed Transaction is implemented, it is not possible to determine with any degree of certainty the liquidity in the trading of CDIs in HeartWare International as liquidity may be impacted both positively and negatively by changes in circumstances if the Proposed Transaction is approved. Further, it is our view, that even if the impacts on liquidity could be reliably estimated and measured, it would not be possible to determine the effect of the changes in liquidity on the market price and value of the shares with any degree of certainty.

HeartWare Ltd Independent Expert’s Report
If the issue of share price is to be considered, it needs to be considered in the context of the short-term, medium-term and long-term. It is not possible to accurately determine the extent to which the share trading price will be impacted. It could be that liquidity will be reduced in the short-term, as the liquidity of the CDIs following the Proposed Transaction may not be as high as that demonstrated by the trading of ordinary shares prior to the Proposed Transaction. This could result in a decrease in the share price, but not necessarily value, of HeartWare International, at least in the short-term.
It is important for Shareholders, Option Holders and Performance Rights Holders to understand the way in which the Proposed Transaction may impact on the liquidity of these equity interests. For example, liquidity may:
•	Decrease

Our experience suggests that in usual circumstances trading in CDIs is expected to be lower than the trading in shares on a primary exchange, where the CDI listing is a secondary listing. However, there is only limited information available in relation to the relative changes in liquidity in circumstances where a company’s shares are moved from a primary ASX listing, to a situation whereby CDIs are the only market for the company’s shares. In many cases, CDIs are used in relation to a secondary listing or by a company actively seeking a primary listing on another exchange.

As a result of Heartware International being domiciled in the US and not being quoted on any US exchange, a current holder of HeartWare shares may face additional risks by accepting shares in HeartWare International. These additional risks may reduce investor interest and result in a lower level of liquidity.

In our view, the additional risks, potentially reducing liquidity, include:
•	A risk that the pricing of the CDI market may be impacted by the supply and demand in the CDI market alone rather than the fundamental value of HeartWare International and forward prospects; and

•	A risk that a shareholder seeking regulatory redress for a breach of corporate regulations or ASX listing rules may incur higher costs to pursue a remedy of that breach.

HeartWare Ltd Independent Expert’s Report
•	Increase

Currently, there are restrictions imposed on US shareholders and potential US shareholders which in our view are likely to be reducing liquidity. Following the Proposed Transaction, shareholders in the US may actively buy and sell CDIs on market, increasing liquidity.

Despite additional risks associated with the CDIs mentioned above, it is our opinion that in the case of HeartWare equities, there are also benefits which mitigate those risks, including:
•	An increase in the interest of US investors as a consequence of the Proposed Transaction;

•	Efficiency in pricing as common stock in HeartWare International can be transferred to and from CDIs at low cost; and

•	As the Proposed Transaction is anticipated to be value adding to HeartWare over time, it is our view that the additional value should be brought about from the Proposed Transaction. Reasons include those advantages set out in Section 7 of this Report.
The value of HeartWare International in the short-term, medium-term and long-term will depend on many other matters which may materially impact the value and share price of HeartWare International, including the following examples:
•	Capital market conditions;
•	The meeting or missing of milestones by HeartWare International;
•	Market demand for HeartWare International’s LVAD and MVAD;
•	Market demand for devices in the industry which HeartWare operates in;
•	Development of new technologies within the health care equipment and device industry;
•	Cash flow stability and earnings announcements;
•	Changes to the regulatory environment and reimbursements available for medical devices; and
•	Asset backing of HeartWare International.
As there are many factors that impact on value and may also reflect in the share price, there can be no guarantee that the value and share trading price of HeartWare International in future will be greater than or equal to the value and share price of HeartWare today. However, for reasons set out in this Report, it is our view that the Proposed Transaction is more likely than not to be value adding to HeartWare International over time, assuming that HeartWare International and the market perform as expected.
In our view, increased value will ultimately be reflected in the market price and liquidity of HeartWare International’s CDIs. However, particularly in the short-term, liquidity and the market trading price of the shares may reduce.
For completeness, we state that it is our view that the value of HeartWare International immediately following the Proposed Transaction will be essentially the same as the value of HeartWare immediately prior to the Proposed Transaction.

HeartWare Ltd Independent Expert’s Report
We note that the above comments on liquidity and market prices will not be as relevant to Option Holders and Performance Rights Holders until (or if) their respective options and performance rights vest and they exercise those instruments for common stock or CDIs in HeartWare International.
7.4 Taxation Impacts for Equity Interest Holders
The taxation impacts of the Proposed Transaction will be different for each Equity Interest Holder, based on their own individual taxation situation. We strongly recommend that Equity Interest Holders seek their own independent taxation advice in relation to the specific taxation impacts of the Proposed Transaction to their own taxation position.
It is outside the scope of this Report to comment on or consider the specific taxation consequences of the Proposed Transaction as they apply to the Equity Interest Holders. Additional information relating to taxation matters is set out in section 10 of the Information Memorandum which Equity Interest Holders should refer to in addition to obtaining their own independent taxation advice in relation to the Proposed Transaction.
For ease of reference, as a broad summary only, we have provided a summary of some of the potential taxation issues that may be likely to be of concern or interest to the Equity Interest Holders. This summary is not a comprehensive explanation of all taxation matters that may be relevant to Equity Interest Holders.
7.4.1 United States Tax Effects of the Proposed Transaction on HeartWare
The Australian corporate income tax rate is currently 30%. The US corporate income tax system is made up of federal and state taxes. The federal corporate income tax rate is effectively tiered from 15% to 35% based on various thresholds of taxable income. The thresholds are low and it is expected that the relevant tax rate imposed on HeartWare International will be 35%. The State of Delaware does not levy any state-based corporate income tax on companies that do not conduct their business in Delaware, albeit they may be incorporated in Delaware. However, other state taxes may apply.
Regarding the US corporate income tax system and after noting that HeartWare and HeartWare International is not likely to produce significant earnings in the foreseeable future23, it is our view that corporate income tax and tax rates as they relate to HeartWare and HeartWare International are not likely to be a material consideration for Equity Interest Holders when deciding whether or not to vote on the Proposed Transaction.

[23]	HeartWare has expressed its expectation to generate revenue within the calendar year however the growth in earnings will only be incremental at this stage.

HeartWare Ltd Independent Expert’s Report
7.4.2 Australian Taxation Effects of the Proposed Transaction on HeartWare
We understand that HeartWare currently has Australian income tax losses carried forward. These losses should not be cancelled or lost as a result of the Proposed Transaction itself. However, the future use of these losses is dependent upon satisfaction of either the Continuity of Ownership Test or, if that test is failed, the Same Business Test as defined in the Income Tax Assessment Act 1997.
Use of those losses is also dependent upon HeartWare producing taxable income for Australian tax purposes. The Proposed Transaction itself does not materially change the likelihood of these losses being available for use.
The Proposed Transaction will not cause HeartWare to cease Australian residence for Australian income tax purposes. As such, the provisions that deem a company to dispose of certain of its capital gains tax assets upon cessation of Australian residence will not apply.
7.4.3 Australian Tax Effects of the Proposed Transaction on the Australian Equity Interest Holders
Immediate Effect of the Proposed Transaction
HeartWare has applied to the Australian Taxation Office (‘ATO’) for a class ruling, which, if issued by the ATO, will allow Australian retail shareholders, who hold their shares on capital account, to elect to roll over any capital gain that would otherwise arise when they dispose of their shares in HeartWare for share CDIs, or at their election, common stock) in HeartWare International, with their cost base remaining unchanged. However, the outcome may be different for Shareholders holders residing in other jurisdictions, institutional shareholders or Shareholders who do not hold their shares on capital account.
HeartWare has also applied to the ATO for a class ruling in relation to the options and performance rights on issue in HeartWare, which may be exchanged for unlisted options and restricted stock units in HeartWare International. The ruling, if issued by the ATO, will allow the Option Holders and Performance Rights Holders who hold “qualifying rights” under the Australian employee share scheme provisions and who did not elect to be assessed at the time of grant on the discount to market value to treat the instruments they receive in HeartWare International as a continuation of their rights under the current option plan and performance rights plan.
The capital gains tax consequences for other Australian resident Option Holders and Performance Rights Holders who hold their options or performance rights on capital account are likely to be broadly the same as for the Shareholders (see above). However, the outcome may be different for Option Holders and Performance Rights Holders residing in other jurisdictions, institutional Option Holders and Performance Rights Holders or Option Holders and Performance Rights Holders who do not hold their options or performance rights on capital account.

HeartWare Ltd Independent Expert’s Report
Dividend Imputation
The US taxation regime does not include a dividend imputation system. If HeartWare International pays a dividend, it will not be ‘frankable’ and as such, Australian shareholders will not receive franking credits with any such dividend, which they may possibly have received from any potential franked distributions by HeartWare in Australia. We are advised by the Directors that HeartWare and HeartWare International do not intend to pay a dividend in the foreseeable future.
United States Withholding Tax
Any dividends paid by HeartWare International may be subject to a United States withholding tax, where the dividends are paid to Australian residents. The rate of withholding tax on such dividends is likely to be 15%. Certain provisions of the US/Australia Double Tax Agreement may mean that a lower rate may apply in certain circumstances. Equity Interest Holders who are to receive such dividends will be required to provide appropriate documentation (a withholding certificate) to the United States tax authorities.
Further, backup withholding tax will not generally apply to the dividends received by those Shareholders outside of the US if they certify their status as a non US person on the appropriate form to the Internal Revenue Service and satisfy certain other requirements or otherwise establish an exemption.
For Australian tax purposes, the withholding tax payable by Australian residents may be able to be offset against the Australian income tax payable on that income and other foreign income.
Future Sale of HeartWare International Common Stock or CDIs, Options or Restrictive Stock Units
Australian resident Equity Interest Holders who hold their equity interests on capital account will be required to calculate a capital gain or loss upon sale of HeartWare International shares, CDIs, options or restrictive stock units. The gain or loss will be calculated by comparing the capital proceeds from the sale of the interests to the relevant cost base for Australian taxation purposes of the interests.
Other Equity Interest Holders may have different taxation consequences.

7.4.4	Australian Tax Effects of the Proposed Transaction on the US and New Zealand Equity Interest Holders
Generally speaking, US and New Zealand Equity Interest Holders holding their equity interests in HeartWare on capital account will have no Australian income tax implications from the Proposed Transaction.
Each Equity Interest Holder should seek their own advice as to the treatment of their situation for Australian taxation purposes.

HeartWare Ltd Independent Expert’s Report

7.4.5	United States Tax Effects of the Proposed Transaction on the Australian and New Zealand Equity Interest Holders
Immediate Effect of the Proposed Transaction
Generally speaking, US federal income tax should not apply to the Australian and New Zealand Equity Interest Holders, in respect of the Proposed Transaction.
Future Holding and Sale of HeartWare International Common Stock or CDIs, Options or Restrictive Stock Units
US federal income tax and withholding tax will not generally apply to the proceeds upon the sale of HeartWare International common stock by those Shareholders outside the US. One exception to this is if Heartware International is considered to be a US real property holding corporation and the relevant Shareholder holds more than 5% of the common stock in Heartware International. Further if the Shareholder meets one of the requirements set out in section 10 of the Information Memorandum this generally favourable treatment will also not apply.
Backup withholding tax will not generally apply to the proceeds received upon the sale of HeartWare International common stock by those Shareholders outside of the US if they certify their status as a non US person on the appropriate form to the Internal Revenue Service and satisfy certain other requirements or otherwise establish an exemption.
HeartWare International equity interests will increase an Equity Interest Holder’s assets located in the US for the purposes of determining whether US Estate tax applies on the death of an Australian or New Zealand Equity Interest Holder.
Holders of HeartWare International options or restrictive stock units are likely to be subject to US federal income tax at the point of exercise or vesting of these interests.

7.4.6	United States Tax Effects of the Proposed Transaction on the United States Equity Interest Holders
Immediate Effect of the Proposed Transaction
US federal income tax should not apply to the United States Equity Interest Holders, in respect of the Proposed Transaction. However, this only applies in circumstances where United States shareholders make certain elections referred to in section 10.2 of the Information Memorandum and in circumstances where HeartWare provides sufficient information to allow these elections to be made.

HeartWare Ltd Independent Expert’s Report
Future Holding and Sale of HeartWare International Common Stock or CDIs, Options or Restrictive Stock Units
United States holders of HeartWare International common stock will be subject to US federal income tax on the payment of dividends by HeartWare International and will also be subject to US federal income tax on the future disposal of such shares.
Holders of HeartWare International options or restrictive stock units are likely to be subject to US federal income tax at the point of exercise or vesting of these interests.
7.4.7 New Zealand Tax Effects on the New Zealand Equity Interest Holders
For New Zealand Equity Interest Holders, the shares in HeartWare are likely to be subject currently to the Foreign Investment Fund Rules. The Proposed Transaction will not materially impact on this treatment. New Zealand resident Equity Interest Holders will not be generally treated differently for New Zealand tax purposes before and after the Proposed Transaction.
7.4.8 Taxation Conclusion
As mentioned previously, the specific information relating to withholding tax and other US and Australian taxation considerations is set out in section 10 of the Information Memorandum. Equity Interest Holders should refer to this information and carefully consider their own personal circumstances. We strongly recommend that Equity Interest Holders obtain professional taxation advice specific to their circumstances in relation to the Proposed Transaction.
7.5 Other Considerations
We recommend that Equity Interest Holders consider the following additional matters in deciding whether to vote in favour of or against the Proposed Transaction.
7.5.1 Specific Sector and Litigation Risk
Although there are a number of advantages for HeartWare moving to the US and accessing the US capital markets (as discussed in Section 7.1 above), Equity Interest Holders should also consider the following in relation to specific sector and litigation risk in the US:
•	HeartWare International could be subject to risks specific to the US, the US health care sector and the US capital markets (including the NASDAQ if a listing eventuates) and these risks may be significantly different to the risk currently experienced by HeartWare in its current state; and
•	As previously stated in Section 7.2.5 above, Section 1.1.4 of the Information Memorandum has identified that HeartWare and HeartWare International may be exposed to the more litigious environment of the US.

HeartWare Ltd Independent Expert’s Report
7.5.2 Secondary NASDAQ Listing
An alternative to HeartWare’s stated redomiciliation and potential primary NASDAQ listing may have been to propose a secondary NASDAQ listing utilising American Depositary Receipts (‘ADRs’) while maintaining a primary listing on the ASX.
ADRs allow foreign companies to access capital in the US market without the need to redomicile their companies and are generally lower in cost than a primary NASDAQ listing. Additionally, if HeartWare did have a secondary NASDAQ listing utilising ADRs, it is likely that it would have similar reporting and governance obligations as those under a primary NASDAQ listing.
Our experience (refer to Section 10.0 of this Report) and research relating to listing on the NASDAQ utilising the ADR mechanism can be summarised as follows:
•	The market for ADRs in the US is often less liquid than that for a primary listing of shares;
•	US investors are not as attracted to ADRs given their lower levels of liquidity when compared to a primary listing of shares; and
•	ADRs trade at lower levels of liquidity than the underlying ASX listed shares.
Notwithstanding the above, it is our view that a primary NASDAQ listing, if it eventuates, is likely to provide a more appropriate outcome for HeartWare’s stated objectives (refer to Section 3.4 of this Report for additional information) over the longer term when compared to a secondary NASDAQ listing utilising ADRs as:
•	the utilisation of ADRs would not eliminate the requirement for HeartWare to comply with dual reporting requirements;
•	FORUS will continue to exist; and
•	HeartWare has already incurred costs related to the Proposed Transaction and filing fees which cannot be recovered.
7.5.3 Currency Risk
Currency risk may either increase or decrease after the Proposed Transaction as:
•	An investor in the US could reduce their currency risk by taking up HeartWare International common stock as the value of the common stock would be denominated in US Dollars rather than Australian Dollars and vice versa;
•	An investor in Australia could experience currency risk by taking up HeartWare International common stock as the value of the common stock would be denominated in US Dollars rather than Australian Dollars.

HeartWare Ltd Independent Expert’s Report
In any event, it is our view that currency risk implicit in the listed CDIs is unlikely to be materially different to that implicit in the current share price of HeartWare as majority of its cash flows are denominated in US Dollars. This will not change as a result of the Proposed Transaction. Similarly, it is our view that the currency risk related to the options and restrictive stock units in HeartWare International is unlikely to be materially different to that of the options and performance rights in HeartWare.
7.5.4 Corporate and Regulatory Framework
As an Australian company, HeartWare is currently subject to the provisions of the Act. Under the Proposed Transaction, HeartWare International would be regulated by Delaware corporate law and US federal securities laws in addition to HeartWare International’s certificate of incorporation and by-laws. HeartWare International will also remain subject to ASX listing rules, the US federal securities law, Delaware corporate law and certain provisions of the Act applicable to registered foreign companies.
If HeartWare International proceeds with a NASDAQ listing, it will also be required to comply with NASDAQ listing rules.
In our view, the advantages of incorporating in the State of Delaware include:
•	Delaware’s well-developed body of case law provides greater guidance on corporate governance issues;
•	Delaware’s highly-regarded Court of Chancery which is a Court of Equity, presided by Chancellors, who issue written opinions and decisions; and
•	Delaware is known for its user friendly and efficient incorporation and administration processes relative to other jurisdictions.
Independent Legal Counsel has confirmed that Delaware offers an appropriate jurisdiction for incorporation in the US and we note that a relatively large number of companies are already domiciled in Delaware24.
We note that the information set out above in this section of this Report:
•	is general in nature and is not intended to be legal advice on Corporate Governance and the Regulatory Framework in Australia or the US; and
•	has been prepared in conjunction with consultation with Independent Legal Counsel.

[24]	HeartWare International will be incorporated in the State of Delaware in the US. Research from the Delaware State Government’s Division of Corporations (State of Delaware http://corp.delaware.gov) suggests that over 50% of public listed companies in the US and 60% of the Fortune 500 companies are incorporated in Delaware.

HeartWare Ltd Independent Expert’s Report
Equity Interest Holders should refer to Appendix 14 of the Information Memorandum for detailed information regarding the regulatory framework. Independent Legal Counsel have confirmed to us that Appendix 14 of the Information Memorandum is a fair summary of what it purports to summarise with respect to the US and Australia legal regime.
While we understand that Delaware is an appropriate jurisdiction for incorporation in the US we have not completed an analysis of other jurisdictions available and potentially appropriate for the incorporation of HeartWare International.
7.5.5 Regulatory Reporting
HeartWare currently prepares its financial reports under the following accounting standards:
•	AIFRS and the resulting AIFRS annual report is lodged with ASIC and the ASX; and
•	US GAAP and the resulting US GAAP financial report is lodged with the SEC.
As a result of the Proposed Transaction, HeartWare anticipates that HeartWare International will only be required to prepare its financial report in US dollars adopting US GAAP.
[HeartWare has made an application to the ASX to obtain relief from the preparation of financial statements under AIFRS and has instructed us that it believes that such relief will be granted in relation to HeartWare International.]
We note that early stage or pre-revenue health care device companies are often researched by analysts having regard to milestones, business prospects, cash on hand and cash burn rate. Therefore, the research and valuations prepared by analysts are not likely to be as sensitive to accounting standards as may be the case for other company valuations where current earnings and earnings multiples may be the focus of company valuations at a particular point in time.
Notwithstanding this, Australian investors who are used to interpreting AIFRS may experience a reduced ability to interpret a HeartWare International financial report prepared solely under US GAAP.
7.6 Position of the Equity Interest Holders if the Proposed Transaction is Not Approved
The position of the Equity Interest Holders if the Proposed Transaction is not approved will remain predominately the same as the current circumstances in that they will continue to remain Equity Interest Holders in an Australian listed company, notwithstanding that the advantages (as discussed in Section 7.1 of this Report) of being a company domiciled in the US will not come to fruition.
As previously stated in Section 7.2.4 of this Report, HeartWare has incurred costs, and may incur further costs, in relation to the Proposed Transaction that are not dependent upon the outcome of the Proposed Transaction and will not be recoverable.

HeartWare Ltd Independent Expert’s Report
Irrespective of whether or not the Proposed Transaction is approved, we cannot guarantee that the share price of HeartWare or HeartWare International (listed or unlisted) will be maintained at a level commensurate with the price at which it has traded on the ASX recently or at any time in the past.
7.7 Our Assessment of the Proposed Transaction
It is our view that on balance, the advantages of the Proposed Transaction outweigh the disadvantages for all Equity Interest Holders of HeartWare and the additional information set out in Sections 7.3, 7.4 and 7.5 does not alter this view.
In our opinion, the Proposed Transaction is in the Best Interests of the Equity Interest Holders of HeartWare.
We provide no opinion to the Ineligible Foreign Shareholders on the Proposed Transaction. We refer Ineligible Foreign Shareholders to Section 3.6 of this Report for further information on this issue and recommend that they obtain their own advice in relation to the Proposed Transaction.

HeartWare Ltd Independent Expert’s Report
8.0 SOURCES OF INFORMATION
This Report is based on information from sources including the following:
•	Information Memorandum which comprise an explanatory statement and notices of meeting in relation to the Schemes, an explanatory statement and notice of meeting in relation to an Extraordinary General Meeting and the information memorandum in relation to the listing of HeartWare International on the ASX;
•	HeartWare Annual Report for the 2007 financial year;
•	Industry information from sources including: AusBiotech and AusMedtec, Austrade, US Food and Drug Administration, the Economist, Wistechnology News, Reuters, Associated Press, Washington Biotechnology and Biomedical Association, Mercer Capital, Healthcare Corporate Finance News from Irvine Levin Associates Inc. and Annual Reports of peer companies;
•	Publicly available information including Bloomberg, ASX announcements, NASDAQ stock exchange information, Securities Exchange Commission information about listed companies and compliance, Delaware State Division of Corporations information, MergerMarket, Aspect Huntley, Connect 4, and other relevant research;
•	Consultation with other financial and legal experts in relation to financial and legal matters in the US and Australia; and
•	Meetings and correspondence with the management and advisers of HeartWare.

HeartWare Ltd Independent Expert’s Report
9.0 INDEMNITIES, REPRESENTATION & WARRANTIES
9.1 Indemnities
In connection with our engagement to prepare an Independent Expert’s Report, HeartWare agrees to indemnify and hold harmless BDO KCFQ, BDO Kendalls (QLD) or any of the partners, directors, agents or associates (together ‘BDO Persons’), to the full extent lawful, from and against all losses, claims, damages, liabilities and expenses incurred by them. HeartWare will not be responsible, however, to the extent to which such losses, claims, damages, liabilities or expenses result from the negligent acts or omissions or wilful misconduct of any BDO Persons.
HeartWare agrees to indemnify BDO Persons in respect of all costs, expenses, fees of separate legal counsel or any other experts in connection with investigating, preparing or defending any action or claim made against BDO Persons, including claims relating to or in connection with information provided to or which should have been provided to BDO KCFQ by HeartWare (including but not limited to the directors and advisers of HeartWare) as part of our engagement.
9.2 Representations & Warranties
HeartWare recognises and confirms that, in preparing the Independent Expert’s Report, except to the extent to which it is unreasonable to do so, BDO Persons will be using and relying on publicly available information and on data, material and other information furnished to BDO Persons by HeartWare, its management, and other parties, and may assume and rely upon the accuracy and completeness of, and is not assuming any responsibility for independent verification of, such publicly available information and the other information so furnished.
HeartWare represents and warrants to BDO Persons that all information and documents (including any memorandum or statement) furnished by HeartWare (either directly or through its advisers) in connection or for use in the preparation of the Independent Expert’s Report will not, at the time so furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein.
HeartWare acknowledges that HeartWare’s engagement of BDO KCFQ is as an independent contractor and BDO KCFQ is not engaged in any other capacity including a fiduciary capacity.

HeartWare Ltd Independent Expert’s Report
10.0 EXPERIENCE, DISCLAIMERS & QUALIFICATIONS
BDO KCFQ has extensive experience in the provision of corporate finance advice, including takeovers, valuations and acquisitions. BDO KCFQ holds a Financial Services Licence issued by ASIC for giving expert reports pursuant to the Listing Rules of the ASX and the Corporations Act 2001.
BDO KCFQ and its related parties in Australia have a wide range of experience in transactions involving the advising, auditing or expert reporting on companies that have operations in foreign jurisdictions. BDO Kendalls in Queensland and in Australia is a national association of separate partnerships and entities and is a member of the international BDO network of individual firms.
The BDO network worldwide is a significant network of experienced accounting firms. Advising listed companies is a significant part of BDO’s business operations in Australia and in the US. In preparing this Report, BDO KCFQ, as part of its research and review process, consulted with companies, experts and affiliates in Australia and in the US and also with other companies conducting business in Australia and in the US.
Steven Sorbello has prepared this Report with the assistance of staff members. Steven is a Director of BDO KCFQ and has extensive experience in corporate advice and the provision of business services to a diverse range of clients, including large private, public and listed companies. Steven has advised and assisted to provide advice on a range of matters in relation to entities operating and domiciled in a number of jurisdictions. The entities referred to include listed and unlisted companies with both Australian and foreign operations and listed and unlisted Australian companies operating overseas, including those operating in US jurisdictions.
This Report has been prepared at the request of the Directors to provide the Equity Interest Holders of HeartWare with information to assist them to decide whether or not to accept or reject the Proposed Transaction. BDO KCFQ hereby consents to this Report being used for that purpose. Apart from such use, neither the whole nor any part of this Report, nor any reference thereto may be included in or with, or attached to any document, circular, resolution, statement, or letter without the prior written consent of BDO KCFQ.
BDO KCFQ takes no responsibility for the contents of other documents supplied in conjunction with this Report. BDO KCFQ has not audited or reviewed the information and explanations supplied to us, nor has it conducted anything in the nature of an audit or a review of any of the entities mentioned in this Report. However we have no reason to believe that any of the information or explanations so supplied are false or that material information has been withheld.
Any forecast information which has been referred to in this Report has been prepared by the relevant entity and is generally based upon best estimate assumptions about events and management actions, which may or may not occur. Accordingly, BDO KCFQ cannot provide any assurance that the forecast is representative of results or outcomes that will actually be achieved.

HeartWare Ltd Independent Expert’s Report
With respect to taxation implications of the Proposed Transaction, it is strongly recommended that individual Equity Interest Holders refer to section 10 of the Information Memorandum and obtain their own taxation advice, tailored to their own particular circumstances.
The statements and opinions included in this Report are given in good faith and in the belief that they are not false, misleading or incomplete. This Report is current as at 4 August 2008.
BDO Kendalls Corporate Finance (QLD) Ltd
[DRAFT]
Steven Sorbello
Director

HeartWare Ltd Independent Expert’s Report
APPENDIX A: COMPARISON OF THE NASDAQ AND ASX
As the Directors have indicated that they may seek a listing for its common stock of HeartWare International on the NASDAQ, we have provided a broad comparison of the NASDAQ and Australian Securities Exchanges (‘the Two Stock Exchanges’) in this appendix of this Report.
It is important to note, particularly when referring to the information set out in this appendix, that there is no guarantee that a NASDAQ listing of HeartWare International shares will occur at any time in future. This appendix is a factual comparison of the Two Exchanges and does not directly relate to the Proposed Transaction which this Report relates to.
A. The Two Stock Exchanges
The NASDAQ was established in 1971 as a stock-quoting system, and has since evolved into a global stock exchange based in New York. It is an index-driven stock exchange comprising approximately 3,200 companies from 37 countries.
The New York Stock Exchange, one of the oldest stock exchanges in the US, regularly competes with the NASDAQ for companies considering a US listing. Both exchanges invest heavily in electronic trading platforms, quality execution technology, and branding.
The Australian Stock Exchange (now known as the Australian Securities Exchange) is Australia’s national exchange of listed companies, established in 1987 to amalgamate six State stock exchanges. The Australian Stock Exchange and the Sydney Futures Exchange merged in 2006 to create the Australian Securities Exchange.
Set out in Table A.1 is the sector representation of the All Ordinaries and the NASDAQ as at 2 July 2008.
Table A.1: Sector Representation of the NASDAQ

	NASDAQ Sector
	Representation	ASX Sector Representation
GICS Sector	(%)	(%)
Consumer Discretionary	11.68	5.01
Consumer Staples	1.95	6.87
Energy	2.19	11.32
Financials	8.17	29.78
Health Care	14.2	3.08
Industrial	6.65	7.61
Information Technology	52.27	0.77
Materials	1.44	29.79
Telecommunications	1.34	4.05
Utilities	0.11	1.72

Total	100.00	100.00

Source: Bloomberg

HeartWare Ltd Independent Expert’s Report
We note from the above comparison that Healthcare companies comprise over 14% of the NASDAQ where as they only represent just over 3% of the ASX.
Details of the total number of companies listed on the Two Exchanges and the total market capitalisation of those companies is set out in Table A.2 below.
Table A.2: Number of Companies and Combined Market Capitalisation — NASDAQ and ASX

	Number of Companies	Market Capitalisation
Exchange	(Approximate)	(Approximate)
NASDAQ	3,200	USD$3.6 trillion
ASX	2,087	AUD$1.3 trillion
Source: NASDAQ 13 June 2008, ASX 30 May 2008
Table A.2 shows that the NASDAQ has approximately 50% more companies than the ASX, but is nearly three times the size of the ASX in terms of market capitalisation in Australian dollars.
The number of companies listed on the Two Exchanges that fall under GICS Sub-Industry classification ‘Health Care Equipment’ and the total market capitalisation of those companies are set out in Table A.3 below.

Table A.3:	Number of Health Care Equipment Companies and Combined Market Capitalisation — NASDAQ and ASX

	Number of Health Care Equipment
	Companies	Market Cap	Average Market
Exchange	(Approximate)	(Approximate)	Cap
NASDAQ	66	USD $48 billion	USD $736 million
ASX	27	AUD $3.5 billion	AUD $127 million
Source: Bloomberg 12 June 2008
Table A.3 shows that the combined market capitalisation of health care equipment companies on the NASDAQ is over 10 times that of health care equipment companies on the ASX. Possible reasons for this include:
•	the US is recognised as one of the global leaders in capital markets for health care equipment companies; and
•	the relative size of the US in terms of population and product markets when compared to Australia.
Of the current combined market capitalisation of the health care equipment companies on the NASDAQ (approximately USD $48 billion), the top three companies, Intuitive Surgical Inc, Hologic Inc and Idexx Laboratories Inc account for approximately USD $20 billion.

HeartWare Ltd Independent Expert’s Report
These companies currently represent approximately 42% of the combined market capitalisation of the health care equipment sector on the NASDAQ.
The current combined market capitalisation of health care equipment sector on the ASX of approximately AUD $3.5 billion is dominated by Cochlear Ltd which currently has a market capitalisation of approximately AUD $2.7 billion.
B. Primary Indices of the Two Stock Exchanges
The primary index of the NASDAQ is the NASDAQ Composite Index which covers all companies with an exclusive NASDAQ listing and dual-listed companies that meet certain criteria. The primary index of the ASX is the All Ordinaries Index in Australia which includes companies with a market value of at least 0.2% of all domestic equities quoted on the ASX and an average turnover on the ASX of at least 0.5% of its quoted shares per month. Both indices are widely recognised, reported and monitored on global financial markets.
Figure B.1 below compares the performance of the two indices with the performance of HeartWare since HeartWare listed on 31 January 2005.

Figure B.1:	Comparison of the performance of the NASDAQ Composite Index and All Ordinaries Index to the HeartWare Share Price (HTW) since 31 January 2005
Source: Bloomberg 13 June 2008
Figure B.1 shows that both the All Ordinaries Index and NASDAQ Composite Index have grown steadily over the last 3 years. In percentage terms, the All Ordinaries Index has grown at a faster rate than the NASDAQ Composite Index over the five-year period referred to in the graph.

HeartWare Ltd Independent Expert’s Report
C. Health Care Indices of the Two Stock Exchanges
The main health care index used by the NASDAQ is the NASDAQ Health Care Index. This index began on 12 July 2005 with a base index number of 200 and tracks the share prices of NASDAQ-listed companies classified according to the Industry Classification Benchmark as Health Care which include health care providers, medical equipment, medical supplies, biotechnology and pharmaceuticals. The current market capitalisation of this index is USD $467 billion as at 18 July 200825.
In Australia, the S&P/ASX 200 Healthcare and Biotech index (‘the ASX Healthcare Index’) tracks the performance of the healthcare, pharmaceutical and biotechnology companies included in the S&P/ASX 200 index (i.e. top 200 companies by market capitalisation). Currently there are 171 companies included in the ASX Healthcare Index with a combined market capitalisation of AUD $44 billion26. For completeness 76 of those companies are specifically classified as health care equipment and services companies with a combined market capitalisation of $19 billion27.
Figure C.1 graphs a comparison of the NASDAQ Health Care Index with the ASX Healthcare Index over the period July 2005 to June 200828.
Figure C.1: Comparison of NASDAQ Health Care Index and S&P/ASX 200 Healthcare Index
Source: Bloomberg, www.tradingroom.com.au, 13 June 2008

[25]	18 July 2008 Nasdaq.com Index Microsite from www.nasdaq.com/services/indexes/microsite.aspx?indxsym=ixhc

[26]	18 July 2008 Industry Listing from www.tradingroom.com.au

[27]	18 July 2008 Industry Listing from www.tradingroom.com.au

[28]	The NASDAQ Health Care Index began in July 2005
Figure C.1 shows that the ASX Healthcare Index has demonstrated a relatively consistent growth pattern over the last 12 months when compared to the NASDAQ Health Care index.

HeartWare Ltd Independent Expert’s Report
Despite being able to compare the trading patterns of groups of companies on the ASX with broadly comparable groups of companies on the NASDAQ, as set out in this Appendix A, in our view, there are no useful valuation metrics or benchmarks which could compare the value of a particular company domiciled in Australia and trading on the ASX with the expected value of that same company domiciled in the US and trading on the NASDAQ.
D. Health Care Equipment IPOs and Other Capital Raisings
As set out in Table D.1, health care equipment companies raised approximately USD$1.2 billion by way of Initial Public Offerings (‘IPO’) on the NASDAQ over the calendar years 2005, 2006, 2007 and year to date 2008 and USD$43 billion by way of all public capital raisings, including IPOs over the same period. The largest health care equipment IPO over this period was Accuracy Inc in February 2007, which raised USD$288 million.
Table D.1: Health Care Equipment Companies Capital Raisings on the NASDAQ

	2005	2006	2007	2008(a)	Total
IPO
No of companies	5	2	4	1	12
Amount raised (USD$m)	325	119	667	51	1,162
All Public Capital Raisings
No of companies	93	132	135	12	372
Amount raised (USD$m)	8,677	15,638	17,894	794	43,003

Source:	Bloomberg 12 June 2008

(a)	Year to date 12 June 2008
In comparison, health care equipment companies raised approximately AUD$113 million by way of IPO on the ASX over the calendar years 2005, 2006, 2007 and year to date 2008 and AUD$32 billion by way of all public capital raisings over the same period, including IPOs, as set out in Table D.2 below. The largest health care equipment IPO on the ASX over this period was HeartWare Ltd which raised AUD$35 million in January 2005. The second largest was Universal Biosensors Inc which raised AUD $18 million in December 2006.
Table D.2: Health Care Equipment Companies Capital Raisings on the ASX

	2005	2006	2007	2008(a)	Total
IPO
No of companies	4	2	3	—	9
Amount raised (AUD$m)	69	21	23	—	113
All Public Capital Raisings
No of companies	142	178	249	62	631
Amount raised (AUD$m)	13,691	8,085	9,592	650	32,018

Source:	Bloomberg 12 June 2008

(a)	Year to date 12 June 2008

HeartWare Ltd Independent Expert’s Report
E. Turnover of Health Care Equipment Stocks on the Two Exchanges
On a typical day, the NASDAQ Market Centre processes approximately 2.6 billion equity trades29, along with millions of quotes and orders. More recently the average daily volume traded for June 2008 on the NASDAQ was 2.5 billion shares30. In comparison, the ASX processes approximately 309 million equity trades per day on average (excluding derivative contracts)31.
The turnover of shares in health care equipment companies on the NASDAQ for the last twelve months was approximately 633%, compared with an average annual turnover of shares in health care equipment companies on the ASX of approximately 150%32. This information demonstrates that health care equipment stocks listed on the NASDAQ have a higher liquidity on average when compared to the ASX-listed health care equipment companies.
Table E.1 below provides a comparison of the market capitalisation and turnover of health care equipment companies involved in the treatment of heart-related conditions.
Table E.1: Average Annual Liquidity of HeartWare’s ASX and NASDAQ Listed Peers

		Average			Average
	Market Cap	Annual	NASDAQ Listed	Market Cap	Annual
ASX listed Peers	(A$ million) (a)	Liquidity[33]	Peers	(US$ million) (a)	Liquidity[34]
Ventracor Ltd	68	108%	Thoratec Corporation	979	498%
CathRx	35	5%	ABIOMED Inc	630	393%
Sunshine Heart Inc (CDI)	13	6%	Micrus Endovascular	234	414%
			Corporation
ATCor Medical	10	46%	ATS Medical Inc	141	164%

(a)	Bloomberg 18 July 2008
Table E.1 above demonstrates that shares in NASDAQ-listed companies involved in the treatment of heart-related conditions are generally more liquid than HeartWare’s ASX-listed peers. We note, however, that some of the US and Australian companies above are also involved in the development of other products and that they may be at a different stage of development than HeartWare.

[29]	www.nasdaq.com, 15 June 2007

[30]	NASDAQ Press Release (9 July 2008) available from http://www.nasdaq.com/newsroom/news/newsroomnewsStory.aspx?textpath=pr2008%5CACQPMZ200807091345PRIMZONEFULLFEED146053.htm

[31]	www.asx.com.au, Average Daily Trading Volume for the period 1 June 2007 to 30 May 2008

[32]	Sourced from Bloomberg, the average annual turnover is calculated by dividing the annualised average daily volume over the 6-month period from 12 December 2007 to 12 June 2008 by the total number of shares outstanding in the company over the period.

[33]	Refer to footnote above.

[34]	Refer to footnote above.

HeartWare Ltd Independent Expert’s Report
APPENDIX B: CHANGES TO PROTECTION OF EQUITY INTEREST HOLDERS
As stated in Section 7.2.1 of this Report, we are not lawyers and are not providing any corporate legal advice in this Report. To prepare Section 7.2.1 of this Report, this appendix and in selecting key issues from Appendix 14 of the Information Memorandum, we consulted with independent US and Australian legal counsel from an international corporate law firm operating in Australia and the US (‘Independent Legal Counsel’).
In this appendix, we have broadly outlined some of the regulatory and governance issues that may have an impact on HeartWare’s shareholders and, in particular, HeartWare’s Australian shareholders, following a reincorporation of HeartWare in the US. The issues outlined are:
•	20% Rule;
•	Poison Pill;
•	Partial Offers;
•	Directors’ Rights;
•	Shareholders’ Rights to call Meetings and the Notice Period of Meetings;
•	Shareholder Oppression; and
•	Nomination of Directors.
The above issues are discussed below.
We note that a comprehensive description of the regulatory differences governing Australian and US companies is provided by HeartWare in Appendix 14 of the Information Memorandum and a summary in Section 4.4 of the Information Memorandum. Independent Legal Counsel has confirmed to us that Appendix 14 of the Information Memorandum is a fair summary of what it purports to summarise with respect to the US and Australian legal regimes.
20% Rule
In Australia, the Act provides that a party cannot increase their shareholding in a company from below 20% to above 20% (or from a starting point above 20% and below 90%) without making a formal takeover offer for all the shares in a company, unless one of a number of prescribed exceptions applies. Exceptions include acquisitions through a 3% creep in any 6 months or with the approval of the remaining shareholders by resolution at a general meeting.

HeartWare Ltd Independent Expert’s Report
We understand that Delaware General Corporation Law does not have such a provision. Without reproducing an exhaustive list of all relevant US takeover provisions, some of the differences generally include the following:
•	An existing shareholder can increase their shareholding in a company from below 20% to above 20% without seeking the approval of the remaining shareholders, although they would need to disclose their interest at or before becoming a controlling shareholder;
•	A new shareholder can acquire 20% or more of the shares in a company without making a takeover offer; and
•	A substantial or majority shareholder can sell their shares to a third party by private treaty at a premium over the share price, without offering their shares on market. In Australia, a shareholder holding in excess of 20% could only sell their shares to a third party by private treaty at a premium if approved by shareholders.
Poison Pill
Delaware corporations can implement a poison pill or shareholder rights plan, which may block a bidder from acquiring part or all of the shares in the company. The poison pill can be implemented by the Board and management without shareholder approval. This provision has the potential to prevent shareholders receiving what they may consider an attractive price for their shares. To some extent, this risk may be mitigated as Boards are required to act bona fide. Such a provision does not currently apply in Australia.
Partial Offers
In the US, bidders may make partial offers for a fixed number of shares from each shareholder. This may result in minority shareholders being required to part with a significantly higher percentage of their holding, relative to larger shareholders. Such a provision does not currently apply in Australia.
Directors’ Rights
Delaware General Corporation Law allows, subject to initial approval of the certificate of incorporation by the shareholders, directors to issue shares with preferential voting, dividend and other rights without shareholder approval. Shareholders are generally not required to approve share buybacks or reductions in capital. Directors also determine the Board’s compensation. In Australia, shareholder approval is generally required for share buybacks and reductions in capital.
Plurality rules allow directors to be elected through votes comprising less than a majority. Because the certificate of incorporation provides for a classified board, Delaware General Corporation Law provides that directors can only be removed for cause at an annual general meeting.

HeartWare Ltd Independent Expert’s Report
In Australia, the Act provides that directors can be removed with or without cause by passing a resolution at a general meeting.
As HeartWare International will also be ASX listed, ASX Listing Rules will continue to apply to HeartWare International.
Shareholders’ Rights to call Meetings and the Notice Period of Meetings
In Australia, either 100 shareholders or those holding 5% of the ordinary voting rights can call a general meeting of the company. Shareholders in a Delaware corporation do not have the same rights to call general meetings of the shareholders under Delaware General Corporation Law.
In Australia, notice of a general meeting of shareholders must be given to shareholders at least 28 days before the date of the meeting. Delaware General Corporation Law only requires notice be given to shareholders 10 days prior to a meeting of shareholders.
In addition, under the Act, a special resolution of shareholders is required for actions such as (but not exhaustive) modifying HeartWare’s constitution, changing the name of the company, undertaking a voluntary wind up of the company and so forth and can only be passed by 75% of the votes cast by members entitled to vote. Delaware General Corporation Law does not have the concept of special resolutions.
Shareholder Oppression
In Australia, the Act provides that any shareholder of a company can bring an action against the conduct which is contrary to the interests of the shareholders as a whole, oppressive to, unfairly prejudicial to, or unfairly discriminatory against, any shareholders in their capacity as a shareholder, or themselves in a capacity other than as a shareholder. There are no equivalent statutory provisions in the Delaware General Corporation Law, however, there may be common law remedies available.
Nomination of Directors
Under ASX Listing Rule 14.3, companies are required to accept nominations for the election of directors up to 35 days (30 days in the case of a meeting requested by shareholders) before the date of a general meeting at which the directors are elected. US federal securities laws require that a shareholder proposal be eligible for inclusion only if it is received by the company no later than the 120th calendar day before the anniversary of the date of the prior year’s proxy statement.
While we note in this section of this Report that US corporate regulatory requirements offer a different level of protection (arguably a lesser level of protection) to minority shareholders when compared to that afforded to them by the Australian laws, in our view it is not possible to quantify the disadvantage. We are of this opinion as transaction details will vary from transaction to transaction for a wide range of reasons and the rights of minority shareholders is likely to be only one of many reasons.

Appendix 3
Share Scheme

Share Scheme of Arrangement
HeartWare Limited
The holders of fully paid ordinary shares in
HeartWare Limited

Share Scheme of Arrangement
pursuant to section 411 of the Corporations Act 2001 (Cth)
HeartWare Limited ABN 34 111 970 257 of Level 57, MLC Centre, 19-29 Martin Place, Sydney, NSW 2000 (Company)
The holders of fully paid ordinary shares in the Company
Operative provisions
1	Preliminary
The Company
1.1	The Company is a public company limited by shares, incorporated in Australia and registered in Victoria. Its registered office is at Level 57, MLC Centre, 19-29 Martin Place, Sydney, NSW 2000.
1.2	The Company is admitted to the official list of ASX and the Shares are officially quoted on the financial market operated by ASX.

1.3	As at [ ] 2008, 310,356,839 Shares were on issue.
HeartWare International
1.4	HeartWare International is a corporation limited by shares, incorporated in Delaware, United States. Its registered office is at 14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014.
Effect of Share Scheme
1.5	If this Share Scheme becomes Effective:
1.5.1	HeartWare International will provide the Share Scheme Consideration to each Scheme Shareholder in accordance with the terms of this Share Scheme;
1.5.2	all of the Scheme Shares will be transferred to HeartWare International; and
1.5.3	the Company will enter the name and address of HeartWare International in the Share Register as the holder of all of the Scheme Shares.

Implementation Agreement and Share Scheme Deed Poll
1.6	The Company and HeartWare International have entered into the Implementation Agreement which sets out the terms on which the Company and HeartWare International have agreed to implement this Share Scheme.
1.7	HeartWare International has executed the Share Scheme Deed Poll in favour of each Scheme Shareholder pursuant to which it has covenanted to perform its obligations under this Share Scheme, including to provide the Share Scheme Consideration to Scheme Shareholders.
2	Conditions precedent
Conditions precedent to Share Scheme
2.1	This Share Scheme is conditional on:
2.1.1	as at 8.00am on the Second Court Hearing Date, the Implementation Agreement not having been terminated in accordance with its terms;
2.1.2	all of the conditions precedent set out in clause 2.1 of the Implementation Agreement having been satisfied or waived in accordance with the terms of that agreement;
2.1.3	the Court having approved this Share Scheme, with or without modification, pursuant to section 411(4)(b) of the Corporations Act; and
2.1.4	such other conditions made or required by the Court pursuant to section 411(6) of the Corporations Act in relation to this Share Scheme as are acceptable to the Company and HeartWare International, having been satisfied, and the provisions of clauses 3 to 7 will not come into effect unless and until each of these conditions precedent has been satisfied.
Certificate in relation to conditions precedent
2.2	On the Second Court Hearing Date, the Company and HeartWare International will each provide to the Court a certificate confirming whether or not all of the conditions precedent set out in clause 2.1 of the Implementation Agreement (other than in relation to this Share Scheme being approved by the Court pursuant to section 411(4)(b) of the Corporations Act) have been satisfied or waived in accordance with the terms of that agreement.
2.3	The giving of a certificate by each of the Company and HeartWare International under clause 2.2 will, in the absence of manifest error, be conclusive evidence of the satisfaction or waiver of the conditions precedent referred to in the certificate.
Lapse of Share Scheme
2.4	This Share Scheme will lapse and be of no further force or effect if the Effective Date has not occurred on or before the Sunset Date.

3	Implementation of Share Scheme
Lodgement of Court order
3.1	On or before 5.00pm on the first Business Day following approval of this Share Scheme by the Court pursuant to section 411(4)(b) of the Corporations Act, the Company will lodge with ASIC an office copy of the Court order approving this Share Scheme.
Provision of Share Scheme Consideration
3.2	On the Implementation Date, in consideration for the transfer to HeartWare International of all of the Scheme Shares, HeartWare International must provide the Share Scheme Consideration to each Scheme Shareholder in accordance with clause 4.
Transfer of Scheme Shares
3.3	On the Implementation Date, in consideration for and immediately following the issue of the Share Scheme Consideration in accordance with clause 4:
3.3.1	all of the Scheme Shares, together with all rights and entitlements attaching to those shares at that date, will be transferred to HeartWare International without the need for any further act by any Scheme Shareholder;
3.3.2	to transfer all of the Scheme Shares to HeartWare International, the Company will effect a valid transfer or transfers of the Scheme Shares under section 1074D of the Corporations Act or deliver to HeartWare International duly completed and executed share transfer forms (or a master transfer form) in accordance with section 1071B of the Corporations Act and HeartWare International will execute and deliver those share transfer form(s) to the Company; and
3.3.3	the Company will enter the name and address of HeartWare International in the Share Register as the holder of all of the Scheme Shares.
4	Provision of Share Scheme Consideration
Payment of Share Scheme Consideration
4.1	The obligation of HeartWare International to pay the Share Scheme Consideration will be satisfied on the Implementation Date by the Company procuring that HeartWare International, in accordance with its covenant in favour of Scheme Shareholders contained in clause 2.2 of the Share Scheme Deed Poll, issues to such Scheme Shareholder (or, in accordance with clause 4.6 to a Nominee on its behalf where such Scheme Shareholder is an Ineligible Overseas Shareholder):
4.1.1	one CDI for every Scheme Share held by them on the Scheme Record Date, where the Scheme Shareholder has not made an election in accordance with clause 15.4; or
4.1.2	one HeartWare International Share for every 35 Scheme Shares held by them on the Scheme Record Date, where such Scheme Shareholder has made an election in accordance with clause 15.4.

Election
4.2	Each Scheme Shareholder may make an election to receive HeartWare International Shares by providing written notice to the Company’s share registry by 5.00pm on the Scheme Record Date (or such other date notified to Scheme Shareholders) to the Company’s Share Registry.
4.3	An election under clause 15.4 may only be made in respect of all and not only some of the Scheme Shares held by a Scheme Shareholder.
4.4	If a Scheme Shareholder does not make an election in accordance with clause 15.4, a Scheme Shareholder will receive CDIs under this Share Scheme.
Fractional entitlements
4.5 Fractional entitlements to Share Scheme Consideration will be rounded down to the nearest:
4.5.1	whole number of HeartWare International Shares, if the Scheme Shareholder has elected to receive HeartWare International Shares under this Share Scheme; or
4.5.2	multiple of 35 CDIs, if the Scheme Shareholder has not made an election under clause 15.4, after aggregating all holdings of such Scheme Shareholder.
Ineligible Overseas Shareholders
4.6	Where a Scheme Shareholder is an Ineligible Overseas Shareholder, the Company will procure that HeartWare International, in accordance with its covenant in favour of Scheme Shareholders contained in clause 2.2 of the Share Scheme Deed Poll, issues the number of CDIs to which the Scheme Shareholder would otherwise be entitled under this Share Scheme to a Nominee of HeartWare International who will sell those CDIs as soon as reasonably practicable (at the risk of that Ineligible Overseas Shareholder) and pay the net proceeds received (calculated on an averaged basis so that all Ineligible Overseas Shareholders receive the same price per CDI subject to rounding to the nearest cent), after deducting any applicable brokerage and other taxes and charges, to that Ineligible Overseas Shareholder in full satisfaction of that Ineligible Overseas Shareholder’s rights to Share Scheme Consideration. The net proceeds of sale will be paid by cheque in Australian dollars and dispatched by mail to Ineligible Overseas Shareholders to their address in the Share Register.

Joint holders
4.7	In the case of Scheme Shares held in joint names:
4.7.1	any holding statement or transmittal letters for HeartWare International Shares or CDIs which are to be issued in respect of the relevant Scheme Shares will be issued in the names of the joint holders and sent to the holder whose name appears first in the Share Register on the Scheme Record Date; and
4.7.2	any cheque required to be paid to Scheme Shareholders with respect to Share Scheme Consideration will be paid to the joint holders and will be forwarded to the holder whose name appears first in the Share Register on the Scheme Record Date.
General
4.8	The obligation of the Company to procure HeartWare International to issue HeartWare International Shares under clause 4.1 of this Agreement will be satisfied by HeartWare International on the Implementation Date, procuring the entry in the registers maintained by HeartWare International of holders of HeartWare International Shares of each person who is to receive HeartWare International Shares.
4.9	After the satisfaction of the obligation of the Company in clause 15.9, and within five Business Days after the Implementation Date, the Company will procure HeartWare International to:
4.9.1	issue holding statements, certificates or transmittal letters (as the case may be) for such HeartWare International Shares in the name of such persons; and
4.9.2	procure the dispatch of such holding statements, certificates or transmittal letters to the address as shown in the registers for such persons.
4.10	The obligation of the Company to procure HeartWare International to issue CDIs under clause 4.1 of this Share Scheme will be satisfied by HeartWare International on the Implementation Date procuring the entry in the register maintained by HeartWare International of holders of HeartWare International Shares of the Depositary as depositary to hold the HeartWare International Shares underlying those CDIs and procuring the Depositary to issue CDIs to Scheme Shareholders in accordance with this Share Scheme.
4.11	After the satisfaction of the obligation of the Company in clause 4.10, and within five Business Days after the Implementation Date, HeartWare International will:
4.11.1	issue holding statements or transmittal letters (as the case may be) for such HeartWare International Shares in the name of the Depositary, and procure the dispatch of such holding statements or transmittal letters to the Depositary;
4.11.2	record in the CDI Register each person who is to receive CDIs under clause 4.1; and
4.11.3	dispatch to each person who is to receive CDIs under clause 4.1 a holding statement in the name of that person representing the number of CDIs to be issued to that person.

5	Dealings in the Shares
Determination of Scheme Shareholders
5.1	For the purpose of determining who are Scheme Shareholders, dealings in Shares will only be recognised if:
5.1.1	in the case of dealings of the type to be effected using CHESS, the transferee is registered in the Share Register as the holder of the relevant Shares by the Scheme Record Date; or
5.1.2	in all other cases, registrable transfers or transmission applications in respect of those dealings are received on or before the Scheme Record Date at the place where the Share Register is kept.
5.2	The Company must register registrable transfers or transmission applications of the kind referred to in clause 5.1.2 by the Scheme Record Date provided that nothing in this clause 5.2 requires the Company to register a transfer that would result in a Shareholder holding a parcel of Shares that is less than a Marketable Parcel.
5.3	The Company will not accept for registration, nor recognise for any purpose, any transfer or transmission application in respect of Shares received after the Scheme Record Date (other than the transfers contemplated by clause 3.3).
Maintenance of the Share Register
5.4	For the purpose of determining entitlements to the Share Scheme Consideration, the Company will, until the Share Scheme Consideration has been provided, maintain or procure the maintenance of the Share Register in accordance with this clause 5. The Share Register in this form will solely determine entitlements to the Share Scheme Consideration.
Effect of certificates and holding statements
5.5	From the Scheme Record Date (other than for HeartWare International after the Implementation Date), all certificates and holding statements for the Scheme Shares will cease to have effect as documents of title, and each entry on the Share Register at that date will cease to have any effect other than as evidence of an entitlement to the Share Scheme Consideration.
Information to be made available to HeartWare International
5.6	The Company will procure that, as soon as reasonably practicable after the Scheme Record Date, details of the names, registered addresses and holdings of Scheme Shares of every Scheme Shareholder as shown in the Share Register at the Scheme Record Date are made available to HeartWare International in such form as HeartWare International or the HeartWare International Share Registry reasonably requires.

6	Quotation of the Shares
6.1	The Company will apply to ASX for:
6.1.1	suspension of Shares from official quotation on ASX with effect from close of trading on the Business Day after the Effective Date; and
6.1.2	termination of official quotation of the Shares on ASX with effect as soon as practicable after the Implementation Date.
7	General Share Scheme provisions
Appointment of the Company as agent and attorney
7.1	Each Scheme Shareholder, without the need for any further act, irrevocably appoints the Company and each of the directors and officers of the Company, jointly and severally, as its attorney and agent for the purpose of:
7.1.1	in the case of Scheme Shares in a CHESS holding:
(a)	causing a message to be transmitted to ASTC in accordance with ASTC Settlement Rules so as to transfer the Scheme Shares held by the Scheme Shareholder from the CHESS subregister of the Company to the issuer sponsored subregister operated by the Company notwithstanding that, at the time of such transfer, HeartWare International has not provided the Share Scheme Consideration which is due under this Share Scheme to the Scheme Shareholders; and
(b)	completing and signing on behalf of Scheme Shareholders any required form of transfer of Scheme Shares; and
7.1.2	in the case of Scheme Shares registered in the issuer sponsored subregister operated by the Share Registry, completing and signing on behalf of Scheme Shareholders any required form of transfer; and
7.1.3	in all cases, executing any document or doing any other act necessary to give full effect to this Share Scheme and the transactions contemplated by it.
Scheme Shareholders’ consent
7.2	Each Scheme Shareholder consents to the Company doing all things and executing all deeds, instruments, transfers and other documents as may be necessary or desirable to give full effect to this Share Scheme and the transactions contemplated by it.
7.3	Each Scheme Shareholder agrees to be bound by the Certificate of Incorporation and by-laws of HeartWare International in respect of the HeartWare International Shares or CDIs issued to them pursuant to this Share Scheme.

Agreement by Scheme Shareholders
7.4	Each Scheme Shareholder agrees to the transfer of all of their Scheme Shares to HeartWare International in accordance with the terms of this Share Scheme.
Warranty by Scheme Shareholders
7.5	Each Scheme Shareholder is deemed to have warranted to HeartWare International that:
7.5.1	all of their Scheme Shares (including any rights and entitlements attaching to those shares) transferred to HeartWare International under this Share Scheme will, on the date of the transfer, be fully paid and free from all mortgages, charges, liens, encumbrances, pledges, security interests and other interests of third parties of any kind, whether legal or otherwise; and
7.5.2	they have full power and capacity to sell and transfer their Scheme Shares (including any rights and entitlements attaching to those shares).
The Company undertakes in favour of each Scheme Shareholder that it will provide such warranty to HeartWare International on behalf of the Scheme Shareholder.
Rights in Scheme Shares
7.6	Shareholders shall be entitled to any dividends and other distributions declared or paid on the Shares prior to the Implementation Date.
Title to Scheme Shares
7.7	HeartWare International will be beneficially entitled to all of the Scheme Shares transferred to it under this Share Scheme pending registration by the Company of HeartWare International in the Share Register as the holder of all of the Scheme Shares.
Appointment of HeartWare International as sole proxy
7.8	From the Implementation Date until the Company registers HeartWare International in the Share Register as the holder of all of the Scheme Shares, each Scheme Shareholder:
7.8.1	is deemed to have irrevocably appointed the Chairman of HeartWare International as their sole proxy and, where applicable, corporate representative, to attend shareholders’ meetings of the Company, exercise the votes attached to the Scheme Shares registered in their name and sign any shareholders’ resolutions, whether in person, by proxy or by corporate representative;
7.8.2	must not attend or vote at any shareholders’ meetings of the Company, or sign any resolutions, whether in person, by proxy or by corporate representative, other than under this clause 7.8; and
7.8.3	must take all other actions in the capacity of the registered holder of Scheme Shares as HeartWare International directs.

7.9	The Company undertakes in favour of each Scheme Shareholder that it will appoint the Chairman of HeartWare International as that Scheme Shareholder’s proxy or, where applicable, corporate representative, in accordance with this clause 7.8.
Share Scheme alterations and conditions
7.10	If the Court proposes to approve this Share Scheme subject to any alterations or conditions, the Company may, by its counsel or solicitors, and with the consent of HeartWare International, consent to those alterations or conditions on behalf of all persons concerned, including, for the avoidance of doubt, all Scheme Shareholders.
Enforcement of Share Scheme Deed Poll
7.11	The Company undertakes in favour of each Scheme Shareholder to enforce the Share Scheme Deed Poll against HeartWare International on behalf of and as agent and attorney for the Scheme Shareholders.
Effect of Share Scheme
7.12	This Share Scheme binds the Company and all Shareholders and, to the extent of any inconsistency and to the extent permitted by law, overrides the constitution of the Company.
Notices
7.13	Where a notice, transfer, transmission application, direction or other communication referred to in this Share Scheme is sent by post to the Company, it will not be deemed to be received in the ordinary course of post or on a date other than the date (if any) on which it is actually received at the Company’s registered office or at the place where the Share Register is kept.
Further assurances
7.14	The Company will execute all deeds, instruments, transfers and other documents and do all acts and things (on its own behalf and on behalf of each Scheme Shareholder) as may be necessary or desirable to give full effect to this Share Scheme and the transactions contemplated by it.
Costs and stamp duty
7.15	Subject to the terms of the Implementation Agreement, the Company will pay the costs of the Share Scheme, except that HeartWare International will pay any stamp duty payable on the transfer by Scheme Shareholders of the Scheme Shares to HeartWare International.
8	Governing law and jurisdiction

8.1	This Share Scheme is governed by the laws of New South Wales.

8.2	Each party irrevocably and unconditionally:
8.2.1	submits to the non-exclusive jurisdiction of the courts of New South Wales; and
8.2.2	waives, without limitation, any claim or objection based on absence of jurisdiction or inconvenient forum.

9	Definitions and Interpretation
Definitions
9.1	In this Share Scheme, unless the context requires otherwise:
ASIC means the Australian Securities and Investments Commission.
ASTC means the Australian Settlement and Transfer Corporation Limited.
ASTC Settlement Rules means the Settlement Rules of ASTC.
ASX means ASX Limited or the securities market it operates, as the context requires.
ASX Market Rules means the Market Rules of ASX.
Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Sydney, Australia or New York, United States of America.
CDI means the CHESS Depositary Interest to be issued in connection with the Share Scheme representing an interest in one thirty-fifth of a HeartWare International Share.
CDI Register has the meaning given to that term in the ASTC Settlement Rules.
CHESS means the Clearing House Electronic Sub-Register System of share transfers operated by ASX Settlement and Transfer Corporation Pty Ltd.
CHESS Depositary Interest has the meaning given to that term in the ASTC Settlement Rules.
Company means HeartWare Limited ABN 34 111 970 257
Corporations Act means the Corporations Act 2001 (Cth).
Court means the Federal Court of Australia or any other court of competent jurisdiction under the Corporations Act agreed in writing by the Company and HeartWare International.
Depositary has the meaning given to the term ‘Depositary’ in the ASTC Settlement Rules.
Effective means, when used in relation to this Share Scheme, the coming into effect, pursuant to section 411(10) of the Corporations Act, of the Court order made under section 411(4)(b) of the Corporations Act in relation to this Share Scheme, but in any event at no time before an office copy of the order of the Court is lodged with ASIC.
Effective Date means the date on which this Share Scheme becomes Effective.

HeartWare International means HeartWare International, Inc., a corporation incorporated under the laws of the state of Delaware, United States of America.
HeartWare International Shares means shares of fully paid common stock in the capital of HeartWare International.
HeartWare International Share Registry means Computershare Investor Services Pty Limited.
Implementation Agreement means the implementation agreement dated 5 August 2008 between the Company and HeartWare International.
Implementation Date means the third Business Day following the Scheme Record Date.
Ineligible Overseas Shareholder means a Scheme Shareholder who is registered in the Share Register with an address outside Australia and its external territories, New Zealand and the United States or such other country agreed to by the Company and HeartWare International.
Information Memorandum means the document containing the information described in clause 7.1.1 of the Implementation Agreement to be approved by the Court and to be despatched to the Shareholders.
Marketable Parcel has the meaning given in the ASX Market Rules.
Nominee means the nominee selected by HeartWare International prior to the Implementation Date for the purposes of clause 4.6.
Related Body Corporate has the meaning given in the Corporations Act.
Scheme Record Date means 7.00pm on the fifth Business Day after the Effective Date or any other date agreed with ASX to be the record date for the Share Scheme to determine entitlements to receive Share Scheme Consideration.
Scheme Share means a Share held by a Scheme Shareholder at the Scheme Record Date.
Scheme Shareholder means a Shareholder, as at the Scheme Record Date.
Second Court Hearing Date means the first day on which the application made to the Court for an order approving this Share Scheme pursuant to section 411(4)(b) of the Corporations Act is heard, or if the hearing of the application is adjourned for any reason, the first day of the adjourned hearing.
Share means a fully paid ordinary share in the Company.
Shareholder means each person who is registered in the Share Register as a holder of the Shares.
Share Register means the register of shareholders of the Company maintained by or on behalf of the Company in accordance with section 168(1) of the Corporations Act.

Share Registry means Computershare Investor Services Pty Limited ACN 078 279 277.
Share Scheme means this scheme of arrangement under Part 5.1 of the Corporations Act between the Company and Scheme Shareholders, subject to any alterations or conditions made or required by the Court and approved in writing by the parties.
Share Scheme Consideration has the meaning given to it in the Implementation Agreement.
Share Scheme Deed Poll means the share scheme deed poll dated [ ] 2008 executed by HeartWare International under which HeartWare International covenants in favour of each Scheme Shareholder to perform its obligations under the Implementation Agreement and this Share Scheme.
Sunset Date means 5.00pm on 31 December 2008 or such other date and time agreed in writing between the Company and HeartWare International.
Interpretation
9.2	In the interpretation of this Share Scheme, the following provisions apply unless the context otherwise requires:
9.2.1	The singular includes the plural and conversely.

9.2.2	A gender includes all genders.
9.2.3	If a word or phrase is defined, its other grammatical forms have a corresponding meaning.
9.2.4	A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.
9.2.5	A reference to a clause, schedule or annexure is a reference to a clause of, or schedule or annexure to, this Share Scheme.
9.2.6	A reference to an agreement or document (including a reference to this Share Scheme) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this Share Scheme or that other agreement or document.
9.2.7	A reference to a person includes a reference to the person’s executors, administrators, successors, substitutes (including persons taking by novation) and assigns.
9.2.8	A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.
9.2.9	A reference to $ is to the lawful currency of Australia.

9.2.10	Words and phrases not specifically defined in this Share Scheme have the same meanings (if any) given to them in the Corporations Act.

9.2.11	A reference to time is a reference to time in Sydney, Australia.
9.2.12	If the day on which any act, matter or thing is to be done is a day other than a Business Day, such act, matter or thing must be done on the immediately succeeding Business Day.
9.2.13	The meaning of general words is not limited by specific examples introduced by including, or for example, or similar expressions.
9.2.14	A reference to a party using its best endeavours or reasonable endeavours does not include a reference to that party paying money or providing other valuable consideration to or for the benefit of any person (and an obligation on a party to use its best or reasonable endeavours does not oblige that party to pay money or provide other valuable consideration to or for the benefit of any person).

Appendix 4
Option Scheme

Option Scheme of Arrangement
HeartWare Limited
The holders of options granted under the HeartWare Limited
Employee Share Option Plan

Option Scheme of Arrangement
pursuant to section 411 of the Corporations Act 2001 (Cth)
HeartWare Limited ABN 34 111 970 257 of Level 57, MLC Centre, 19-29 Martin Place, Sydney, NSW 2000 (Company)
The holders of options granted under the HeartWare Limited Employee Share Option Plan
Operative provisions
1	Preliminary
The Company
1.1	The Company is a public company limited by shares, incorporated in Australia and registered in Victoria. Its registered office is at Level 57, MLC Centre, 19-29 Martin Place, Sydney, NSW 2000.

1.2	As at [ ] 2008, [ ] Options were on issue.
HeartWare International
1.3	HeartWare International is a corporation limited by shares, incorporated in Delaware, United States. Its registered office is at 14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014.
Effect of Scheme
1.4	If this Option Scheme becomes Effective:
1.4.1	HeartWare International will provide the Option Scheme Consideration to each Scheme Optionholder in accordance with the terms of this Option Scheme;

1.4.2	all of the Scheme Options will be cancelled; and
1.4.3	HeartWare International will enter the name of each Scheme Optionholder in the HeartWare International Option Register in accordance with the terms of this Option Scheme.
Implementation Agreement and Option Scheme Deed Poll
1.5	The Company and HeartWare International have entered into the Implementation Agreement which sets out the terms on which the Company and HeartWare International have agreed to implement this Option Scheme.
1.6	HeartWare International has executed the Option Scheme Deed Poll in favour of each Scheme Optionholder pursuant to which it has covenanted to perform its obligations under this Scheme, including to provide the Option Scheme Consideration to Scheme Optionholders.

2	Conditions precedent
Conditions precedent to Option Scheme
2.1	This Option Scheme is conditional on:
2.1.1	as at 8.00am on the Second Court Hearing Date, the Implementation Agreement not having been terminated in accordance with its terms;
2.1.2	all of the conditions precedent set out in clause 2.2 of the Implementation Agreement having been satisfied or waived in accordance with the terms of that agreement;
2.1.3	the Court having approved this Option Scheme, with or without modification, pursuant to section 411(4)(b) of the Corporations Act; and
2.1.4	such other conditions made or required by the Court pursuant to section 411(6) of the Corporations Act in relation to this Option Scheme as are acceptable to the Company and HeartWare International, having been satisfied, and the provisions of clauses 3 to 6 will not come into effect unless and until each of these conditions precedent has been satisfied.
Certificate in relation to conditions precedent
2.2	On the Second Court Hearing Date, the Company and HeartWare International will each provide to the Court a certificate confirming whether or not all of the conditions precedent set out in clause 2.2 of the Implementation Agreement (other than in relation to this Option Scheme and the Share Scheme being approved by the Court pursuant to section 411(4)(b) of the Corporations Act) have been satisfied or waived in accordance with the terms of that agreement.
2.3	The giving of a certificate by each of the Company and HeartWare International under clause 2.2 will, in the absence of manifest error, be conclusive evidence of the satisfaction or waiver of the conditions precedent referred to in the certificate.
Lapse of Option Scheme
2.4	This Option Scheme will lapse and be of no further force or effect if the Effective Date has not occurred on or before the Sunset Date.
3	Implementation of Option Scheme
Lodgement of Court order
3.1	On or before 5.00pm on the first Business Day following approval of this Option Scheme by the Court pursuant to section 411(4)(b) of the Corporations Act, the Company will lodge with ASIC an office copy of the Court order approving this Option Scheme.

Provision of Option Scheme Consideration
3.2	On the Implementation Date, in consideration for the Scheme Optionholders agreeing to the cancellation of the Scheme Options, HeartWare International must provide the Option Scheme Consideration to each Scheme Optionholder in accordance with clause 4.
Cancellation of Options
3.3	On the Implementation Date, in consideration for and immediately following the issue of the Option Scheme Consideration in accordance with clause 4:
3.3.1	all of the Scheme Options (together with all rights and entitlements attaching to the Scheme Options) will be cancelled; and
3.3.2	the Company will record in its Option Register the cancellation of all of the Scheme Options.
Waiver of accelerated vesting rights
3.4	Each Scheme Optionholder waives any rights he or she may have under clause 2.7 of the Schedule to the Employee Share Option Plan, to the removal of conditions of exercise for the exercise of his or her Options and waives all and any rights to exercise Options pursuant to such clause.
Invitation to Optionholders
3.5	It is agreed that this Option Scheme shall constitute an Invitation (as defined in the HeartWare International Employee Stock Option Plan) to Optionholders to subscribe for HeartWare International Options upon the terms set out in clause 4 of this Option Scheme, except that the Issue Date (as such term is defined in the HeartWare International Employee Stock Option Plan) for HeartWare International Options shall be the date that Options were issued to Optionholders pursuant to the Employee Share Option Plan and:
3.5.1	the term “Expiry Date” in the HeartWare International Employee Stock Option Plan; and
3.5.2	the period of vesting referred to in the HeartWare International Employee Stock Option Plan,
shall each be construed accordingly.
4	Provision of Option Scheme Consideration
Provision of Option Scheme Consideration
4.1	The obligation of HeartWare International to provide the Option Scheme Consideration will be satisfied on the Implementation Date by the Company procuring that HeartWare International, in accordance with its covenant in favour of Scheme Optionholders contained in clause 2.2 of the Option Scheme Deed Poll, issues to such Scheme Optionholder one HeartWare International Option for every 35 Scheme Options held by them on the Scheme Record Date.

Terms of New Options
4.2	Each HeartWare International Option issued pursuant to this Option Scheme will:
4.2.1	have an exercise price per Option equal to 35 times the exercise price of each Option it replaces;
4.2.2	have an exercise period equal to the unexpired exercise period of the Options it replaces;
4.2.3	be vested to the same extent and have the same terms as to vesting as the Options it replaces; and
4.2.4	otherwise be issued on the terms of the HeartWare International Employee Stock Option Plan.
Fractional entitlements
4.3	Fractional entitlements to Option Scheme Consideration will be rounded down to the nearest whole number of HeartWare International Options after aggregating all holdings of such Scheme Optionholder.
General
4.4	The obligation of the Company to procure HeartWare International to issue HeartWare International Options under clause 4.1 of this Option Scheme will be satisfied by HeartWare International on the Implementation Date, procuring the entry in the HeartWare International Option Register of each person who is to receive HeartWare International Options.
4.5	After the satisfaction of the obligation of the Company in clause 4.4, and within five Business Days after the Implementation Date, the Company will procure HeartWare International to:
4.5.1	issue certificates for such HeartWare International Options in the name of such persons; and
4.5.2	procure the dispatch of such certificates to the address as shown in the register for such persons.
5	Exercise of Options
Issue of Shares
5.1	The Company will issue Shares in accordance with any valid exercise of an Option which is received on or before 12.00 noon on the Business Day prior to the Scheme Record Date.
5.2	The Company will not accept for registration or recognise for any purpose any exercise of an Option received after 12.00 noon on the Business Day before the Scheme Record Date and, after such time, the Options shall not be capable of exercise notwithstanding any terms on which such Options were granted.

Maintenance of the Option Register
5.3	For the purpose of determining entitlements to the Option Scheme Consideration, the Company will, until the Option Scheme Consideration has been provided, maintain or procure the maintenance of the Option Register in accordance with this clause 5. The Option Register in this form will solely determine entitlements to the Option Scheme Consideration.
Effect of Option Register
5.4	After the Scheme Record Date, all option certificates for the Options issued under the Option Scheme and each entry in the Option Register as at the Scheme Record Date will cease to have any effect, except as evidence of entitlements to Option Scheme Consideration under this Option Scheme.
Information to be made available to HeartWare International
5.5	The Company will procure that, as soon as reasonably practicable after the Scheme Record Date, details of the names, registered addresses and holdings of Options of every Scheme Optionholder as shown in the Option Register at the Scheme Record Date are made available to HeartWare International in such form as HeartWare International reasonably requires.
6 General Option Scheme provisions
Appointment of the Company as agent and attorney
6.1	Each Scheme Optionholder, without the need for any further act, irrevocably appoints the Company and each of the directors and officers of the Company, jointly and severally, as its attorney and agent for the purpose of doing all things necessary including executing all deeds, instruments, and other documents as may be necessary or desirable to give full effect to this Option Scheme and the transactions contemplated by it.
Option Scheme alterations and conditions
6.2	If the Court proposes to approve this Option Scheme subject to any alterations or conditions, the Company may, by its counsel or solicitors, and with the consent of HeartWare International, consent to those alterations or conditions on behalf of all persons concerned, including, for the avoidance of doubt, all Scheme Optionholders.
Enforcement of Option Scheme Deed Poll
6.3	The Company undertakes in favour of each Scheme Optionholder to enforce the Option Scheme Deed Poll against HeartWare International on behalf of and as agent and attorney for the Scheme Optionholders.

Effect of Option Scheme
6.4	This Option Scheme binds the Company and all Scheme Optionholders and, to the extent of any inconsistency and to the extent permitted by law, overrides the constitution of the Company.
Notices
6.5	Where a notice, transfer, transmission application, direction or other communication referred to in this Option Scheme is sent by post to the Company, it will not be deemed to be received in the ordinary course of post or on a date other than the date (if any) on which it is actually received at the Company’s registered office or at the place where the Option Register is kept.
Further assurances
6.6	The Company will execute all deeds, instruments, transfers and other documents and do all acts and things (on its own behalf and on behalf of each Scheme Optionholder) as may be necessary or desirable to give full effect to this Option Scheme and the transactions contemplated by it.
Costs and stamp duty
6.7	Subject to the terms of the Implementation Agreement, the Company will pay the costs of the Option Scheme.
7	Governing law and jurisdiction
7.1	This Option Scheme is governed by the laws of New South Wales.

7.2	Each party irrevocably and unconditionally:
7.2.1	submits to the non-exclusive jurisdiction of the courts of New South Wales; and
7.2.2	waives, without limitation, any claim or objection based on absence of jurisdiction or inconvenient forum.
8	Definitions and Interpretation
Definitions
8.1	In this Option Scheme, unless the context requires otherwise:
ASIC means the Australian Securities and Investments Commission.
Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Sydney, Australia or New York, United States of America.
Corporations Act means the Corporations Act 2001 (Cth).

Court means the Federal Court of Australia or any other court of competent jurisdiction under the Corporations Act agreed in writing by the Company and HeartWare International.
Effective means, when used in relation to this Option Scheme, the coming into effect, pursuant to section 411(10) of the Corporations Act, of the order of the Court made for the purposes of section 411(4)(b) of the Corporations Act in relation to this Option Scheme, but in any event at no time before an office copy of the order of the Court is lodged with ASIC.
Effective Date means the date on which this Option Scheme becomes Effective.
Employee Share Option Plan means HeartWare Limited’s Employee Share Option Plan.
HeartWare International means HeartWare International, Inc a corporation limited by shares, incorporated in Delaware, United States.
HeartWare International Employee Stock Option Plan has the meaning given to it in the Implementation Agreement.
HeartWare International Option means an option to subscribe for HeartWare International Shares granted under the HeartWare International Employee Stock Option Plan.
HeartWare International Option Register means the register of optionholders maintained by or on behalf of HeartWare International.
HeartWare International Shares means shares of fully paid common stock in the capital of HeartWare International.
Implementation Agreement means the implementation agreement dated 5 August 2008 between the Company and HeartWare International.
Implementation Date means the third Business Day after the Scheme Record Date.
Information Memorandum means the document containing the information described in clause 7.1 of the Implementation Agreement to be approved by the Court and to be despatched to Optionholders.
Options means options entitling holders to subscribe for Shares, issued under the HeartWare Limited Employee Share Option Plan.
Option Register means the register of optionholders of the Company maintained by or on behalf of the Company in accordance with the Corporations Act.
Option Scheme means this scheme of arrangement under Part 5.1 of the Corporations Act between the Company and Scheme Optionholders, subject to any alterations or conditions made or required by the Court pursuant to section 411(6) of the Corporations Act.

Option Scheme Consideration has the meaning given to it in the Implementation Agreement.
Option Scheme Deed Poll means the option scheme deed poll dated [ ] 2008 executed by HeartWare International under which HeartWare International covenants in favour of each Scheme Optionholder to perform its obligations under the Implementation Agreement and this Option Scheme.
Optionholder means a person who is registered in the Option Register as a holder of Options from time to time.
Related Body Corporate has the meaning given in section 50 of the Corporations Act.
Scheme Optionholder means an Optionholder who is entered into the Option Register as the holder of Options as at the Scheme Record Date.
Scheme Record Date means 7.00pm on the fifth Business Day after the Effective Date or any other date agreed with ASX to be the record date for the Option Scheme to determine entitlements to receive Option Scheme Consideration.
Scheme Shareholder means a Shareholder, as at the Scheme Record Date.
Second Court Hearing Date means the first day on which the application made to the Court for an order approving this Option Scheme pursuant to section 411(4)(b) of the Corporations Act is heard, or if the hearing of the application is adjourned for any reason, the first day of the adjourned hearing.
Share means a fully paid ordinary share in the Company.
Share Scheme means the scheme of arrangement, substantially in the form set out in Annexure 1 to the Implementation Agreement, under Part 5.1 of the Corporations Act between the Company and Scheme Shareholders.
Sunset Date means 5.00pm on 31 December 2008 or such other date and time agreed in writing between the Company and HeartWare International.
Interpretation
8.2	In the interpretation of this Option Scheme, the following provisions apply unless the context otherwise requires:
8.2.1	The singular includes the plural and conversely.

8.2.2	A gender includes all genders.
8.2.3	If a word or phrase is defined, its other grammatical forms have a corresponding meaning.
8.2.4	A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

8.2.5	A reference to a clause, schedule or annexure is a reference to a clause of, or schedule or annexure to, this Option Scheme.
8.2.6	A reference to an agreement or document (including a reference to this Option Scheme) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this Option Scheme or that other agreement or document.
8.2.7	A reference to a person includes a reference to the person’s executors, administrators, successors, substitutes (including persons taking by novation) and assigns.
8.2.8	A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

8.2.9	A reference to $ is to the lawful currency of Australia.
8.2.10	Words and phrases not specifically defined in this Option Scheme have the same meanings (if any) given to them in the Corporations Act.

8.2.11	A reference to time is a reference to time in Sydney, Australia.
8.2.12	If the day on which any act, matter or thing is to be done is a day other than a Business Day, such act, matter or thing must be done on the immediately succeeding Business Day.
8.2.13	The meaning of general words is not limited by specific examples introduced by including, or for example, or similar expressions.
8.2.14	A reference to a party using its best endeavours or reasonable endeavours does not include a reference to that party paying money or providing other valuable consideration to or for the benefit of any person (and an obligation on a party to use its best or reasonable endeavours does not oblige that party to pay money or provide other valuable consideration to or for the benefit of any person).

Appendix 5
Performance Rights Scheme

Performance Rights Scheme of
Arrangement
HeartWare Limited
The holders of performance rights granted under the
HeartWare Limited Performance Rights Plan

Performance Rights Scheme of Arrangement
pursuant to section 411 of the Corporations Act 2001 (Cth)
HeartWare Limited ABN 34 111 970 257 of Level 57, MLC Centre, 19-29 Martin Place, Sydney, NSW 2000 (Company)
The holders of performance rights granted under the HeartWare Limited Performance Rights Plan
Operative provisions
1	Preliminary
The Company
1.1	The Company is a public company limited by shares, incorporated in Australia and registered in Victoria. Its registered office is at Level 57, MLC Centre, 19-29 Martin Place, Sydney, NSW 2000.

1.2	As at [ ] 2008, [ ] Performance Rights were on issue.
HeartWare International
1.3	HeartWare International is a corporation limited by shares, incorporated in Delaware, United States. Its registered office is at 14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014.
Effect of Scheme
1.4	If this Performance Rights Scheme becomes Effective:
1.4.1	HeartWare International will provide the Performance Rights Scheme Consideration to each Scheme Performance Rights Holder in accordance with the terms of this Performance Rights Scheme;

1.4.2	all of the Scheme Performance Rights will be cancelled; and
1.4.3	HeartWare International will enter the name of each Scheme Performance Rights Holder in the HeartWare International Restricted Stock Unit Register in accordance with the terms of this Performance Rights Scheme.

Implementation Agreement and Performance Rights Scheme Deed Poll
1.5	The Company and HeartWare International have entered into the Implementation Agreement which sets out the terms on which the Company and HeartWare International have agreed to implement this Performance Rights Scheme.
1.6	HeartWare International has executed the Performance Rights Scheme Deed Poll in favour of each Scheme Performance Rights Holder pursuant to which it has covenanted to perform its obligations under this Scheme, including to provide the Performance Rights Scheme Consideration to Scheme Performance Rights Holders.
2	Conditions precedent
Conditions precedent to Performance Rights Scheme
2.1	This Performance Rights Scheme is conditional on:
2.1.1	as at 8.00am on the Second Court Hearing Date, the Implementation Agreement not having been terminated in accordance with its terms;
2.1.2	all of the conditions precedent set out in clause 2.3 of the Implementation Agreement having been satisfied or waived in accordance with the terms of that agreement;
2.1.3	the Court having approved this Performance Rights Scheme, with or without modification, pursuant to section 411(4)(b) of the Corporations Act; and
2.1.4	such other conditions made or required by the Court pursuant to section 411(6) of the Corporations Act in relation to this Performance Rights Scheme as are acceptable to the Company and HeartWare International, having been satisfied, and the provisions of clauses 3 to 6 will not come into effect unless and until each of these conditions precedent has been satisfied.
Certificate in relation to conditions precedent
2.2	On the Second Court Hearing Date, the Company and HeartWare International will each provide to the Court a certificate confirming whether or not all of the conditions precedent set out in clause 2.3 of the Implementation Agreement (other than in relation to this Performance Rights Scheme and the Share Scheme being approved by the Court pursuant to section 411(4)(b) of the Corporations Act) have been satisfied or waived in accordance with the terms of that agreement.
2.3	The giving of a certificate by each of the Company and HeartWare International under clause 2.2 will, in the absence of manifest error, be conclusive evidence of the satisfaction or waiver of the conditions precedent referred to in the certificate.

Lapse of Performance Rights Scheme
2.4	This Performance Rights Scheme will lapse and be of no further force or effect if the Effective Date has not occurred on or before the Sunset Date.
3	Implementation of Performance Rights Scheme
Lodgement of Court order
3.1	On or before 5.00pm on the first Business Day following approval of this Performance Rights Scheme by the Court pursuant to section 411(4)(b) of the Corporations Act, the Company will lodge with ASIC an office copy of the Court order approving this Performance Rights Scheme.
Provision of Performance Rights Scheme Consideration
3.2	On the Implementation Date, in consideration for the Scheme Performance Rights Holders agreeing to the cancellation of the Scheme Performance Rights, HeartWare International must provide the Performance Rights Scheme Consideration to each Scheme Performance Rights Holder in accordance with clause 4.
Cancellation of Performance Rights
3.3	On the Implementation Date, in consideration for and immediately following the issue of the Performance Rights Scheme Consideration in accordance with clause 4:
3.3.1	all of the Scheme Performance Rights (together with all rights and entitlements attaching to the Scheme Performance Rights) will be cancelled; and
3.3.2	the Company will record in its Performance Rights Register the cancellation of all of the Scheme Performance Rights.
Waiver of accelerated vesting rights
3.4	Each Scheme Performance Rights Holder acknowledges that the Performance Rights Scheme does not constitute a “Change of Control Event” for the purposes of clause 6.3 of the Performance Rights Plan Rules and waives all and any rights to early vesting of Performance Rights pursuant to such clause.
Invitation to Performance Rights Holders
3.5	It is agreed that this Performance Rights Scheme shall constitute an Invitation, pursuant to clause 4.1 of the HeartWare International Restricted Stock Unit Plan, to Performance Rights Holders to subscribe for Restricted Stock Units upon the terms set out in clause 4 of this Performance Rights Scheme, except that the Grant Date (as such term is defined in the HeartWare International Restricted Stock Unit Plan) for Restricted Stock Units shall be the date that Performance Rights were issued to Performance Rights Holders pursuant to the Performance Rights Plan and “Final Exercise Date” as defined in the HeartWare International Restricted Stock Unit Plan shall be construed accordingly.

4	Provision of Performance Rights Scheme Consideration
Provision of Performance Rights Scheme Consideration
4.1	The obligation of HeartWare International to provide the Performance Rights Scheme Consideration will be satisfied on the Implementation Date by the Company procuring that HeartWare International, in accordance with its covenant in favour of Scheme Performance Rights Holders contained in clause 2.2 of the Performance Rights Scheme Deed Poll, issues to such Scheme Performance Rights Holder one Restricted Stock Unit for every 35 Scheme Performance Rights held by them on the Scheme Record Date.
Terms of Restricted Stock Units
4.2	Each Restricted Stock Unit issued pursuant to this Performance Rights Scheme will:
4.2.1	be vested to the same extent and have the same period for vesting as the Performance Rights it replaces;
4.2.2	be subject to equivalent vesting conditions as the Performance Rights it replaces; and
4.2.3	otherwise be issued on the terms of the HeartWare International Restricted Stock Unit Plan.
Fractional entitlements
4.3	Fractional entitlements to Performance Rights Scheme Consideration will be rounded down to the nearest whole number of Restricted Stock Units after aggregating all holdings of such Scheme Performance Rights Holder.
General
4.4	The obligation of the Company to procure HeartWare International to issue Restricted Stock Units under clause 4.1 of this Performance Rights Scheme will be satisfied by HeartWare International on the Implementation Date procuring the entry in the HeartWare International Restricted Stock Unit Register of each person who is to receive Restricted Stock Units.
4.5	After the satisfaction of the obligation of the Company in clause 4.4, and within five Business Days after the Implementation Date, the Company will procure HeartWare International to:
4.5.1	issue certificates for such Restricted Stock Units in the name of such persons; and
4.5.2	procure the dispatch of such certificates to the address as shown in the register for such persons.

5	Exercise of Performance Rights
Issue of Shares
5.1	The Company will issue Shares in accordance with any valid exercise of a Performance Right which is received on or before 12.00 noon on the Business Day prior to the Scheme Record Date.
5.2	The Company will not accept for registration or recognise for any purpose any exercise of a Performance Right received after 12.00 noon on the Business Day before the Scheme Record Date and, after such time, the Performance Rights shall not be capable of exercise notwithstanding any terms on which such Performance Rights were granted.
Maintenance of the Performance Rights Register
5.3	For the purpose of determining entitlements to the Performance Rights Scheme Consideration, the Company will, until the Performance Rights Scheme Consideration has been provided, maintain or procure the maintenance of the Performance Rights Register in accordance with this clause 5. The Performance Rights Register in this form will solely determine entitlements to the Performance Rights Scheme Consideration.
Effect of Performance Rights Register
5.4	After the Scheme Record Date, all certificates for the Scheme Performance Rights and each entry in the Performance Rights Register as at the Scheme Record Date will cease to have any effect, except as evidence of entitlements to Performance Rights Scheme Consideration under this Performance Rights Scheme.
Information to be made available to HeartWare International
5.5	The Company will procure that, as soon as reasonably practicable after the Scheme Record Date, details of the names, registered addresses and holdings of Performance Rights of every Scheme Performance Rights Holder as shown in the Performance Rights Register at the Scheme Record Date are made available to HeartWare International in such form as HeartWare International reasonably requires.
6	General Performance Rights Scheme provisions
Appointment of the Company as agent and attorney
6.1	Each Scheme Performance Rights Holder, without the need for any further act, irrevocably appoints the Company and each of the directors and officers of the Company, jointly and severally, as its attorney and agent for the purpose doing all things necessary including executing all deeds, instruments, and other documents as may be necessary or desirable to give full effect to this Performance Rights Scheme and the transactions contemplated by it.

Performance Rights Scheme alterations and conditions
6.2	If the Court proposes to approve this Performance Rights Scheme subject to any alterations or conditions, the Company may, by its counsel or solicitors, and with the consent of HeartWare International, consent to those alterations or conditions on behalf of all persons concerned, including, for the avoidance of doubt, all Scheme Performance Rights Holders.
Enforcement of Performance Rights Scheme Deed Poll
6.3	The Company undertakes in favour of each Scheme Performance Rights Holder to enforce the Performance Rights Scheme Deed Poll against HeartWare International on behalf of and as agent and attorney for the Scheme Performance Rights Holders.
Effect of Performance Rights Scheme
6.4	This Performance Rights Scheme binds the Company and all Scheme Performance Rights Holders and, to the extent of any inconsistency and to the extent permitted by law, overrides the constitution of the Company.
Notices
6.5	Where a notice, transfer, transmission application, direction or other communication referred to in this Performance Rights Scheme is sent by post to the Company, it will not be deemed to be received in the ordinary course of post or on a date other than the date (if any) on which it is actually received at the Company’s registered office or at the place where the Performance Rights Register is kept.
Further assurances
6.6	The Company will execute all deeds, instruments, transfers and other documents and do all acts and things (on its own behalf and on behalf of each Scheme Performance Rights Holder) as may be necessary or desirable to give full effect to this Performance Rights Scheme and the transactions contemplated by it.
Costs and stamp duty
6.7	Subject to the terms of the Implementation Agreement, the Company will pay the costs of the Performance Rights Scheme.
7	Governing law and jurisdiction
7.1	This Performance Rights Scheme is governed by the laws of New South Wales.

7.2	Each party irrevocably and unconditionally:
7.2.1	submits to the non-exclusive jurisdiction of the courts of New South Wales; and
7.2.2	waives, without limitation, any claim or objection based on absence of jurisdiction or inconvenient forum.

8	Definitions and Interpretation
Definitions
8.1	In this Performance Rights Scheme, unless the context requires otherwise:
ASIC means the Australian Securities and Investments Commission.
Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Sydney, Australia or New York, United States of America.
Corporations Act means the Corporations Act 2001 (Cth).
Court means the Federal Court of Australia or any other court of competent jurisdiction under the Corporations Act agreed in writing by the Company and HeartWare International.
Effective means, when used in relation to this Performance Rights Scheme, the coming into effect, pursuant to section 411(10) of the Corporations Act, of the order of the Court made for the purposes of section 411(4)(b) of the Corporations Act in relation to this Performance Rights Scheme, but in any event at no time before an office copy of the order of the Court is lodged with ASIC.
Effective Date means the date on which this Performance Rights Scheme becomes Effective.
HeartWare International means HeartWare International, Inc a corporation limited by shares, incorporated in Delaware, United States.
HeartWare International Restricted Stock Unit Plan has the meaning given to it in the Implementation Agreement.
HeartWare International Restricted Stock Unit Register means the register of restricted stock unit holders maintained by or on behalf of HeartWare International.
HeartWare International Shares means shares of fully paid common stock in the capital of HeartWare International.
Implementation Agreement means the implementation agreement dated 5 August 2008 between the Company and HeartWare International.
Implementation Date means the third Business Day after the Scheme Record Date.
Information Memorandum means the document containing the information described in clause 7.1 of the Implementation Agreement to be approved by the Court and to be despatched to Performance Rights Holders.
Performance Rights means Performance Rights entitling holders to subscribe for Shares, issued under the Performance Rights Plan.

Performance Rights Holder means a person who is registered in the Performance Rights Register as a holder of Performance Rights from time to time.
Performance Rights Plan means HeartWare Limited’s Performance Rights Plan.
Performance Rights Register means the register of Performance Rights Holders of the Company maintained by or on behalf of the Company in accordance with the Corporations Act.
Performance Rights Scheme means this scheme of arrangement under Part 5.1 of the Corporations Act between the Company and Scheme Performance Rights Holders, subject to any alterations or conditions made or required by the Court pursuant to section 411(6) of the Corporations Act.
Performance Rights Scheme Consideration has the meaning given to it in the Implementation Agreement.
Performance Rights Scheme Deed Poll means the Performance Rights Scheme deed poll dated [       ] 2008 executed by HeartWare International under which HeartWare International covenants in favour of each Scheme Performance Rights Holder to perform its obligations under the Implementation Agreement and this Performance Rights Scheme.
Related Body Corporate has the meaning given in section 50 of the Corporations Act.
Restricted Stock Units means restricted stock units in HeartWare International granted under the HeartWare International Restricted Stock Unit Plan.
Scheme Performance Rights Holder means an Performance Rights Holder who is entered into the Performance Right Register as the holder of Performance Rights as at the Scheme Record Date.
Scheme Record Date means 7.00pm on the fifth Business Day after the Effective Date or any other date agreed with ASX to be the record date for the Performance Rights Scheme to determine entitlements to receive Performance Rights Scheme Consideration.
Scheme Shareholder means a Shareholder as at the Scheme Record Date.
Second Court Hearing Date means the first day on which the application made to the Court for an order approving this Performance Rights Scheme pursuant to section 411(4)(b) of the Corporations Act is heard, or if the hearing of the application is adjourned for any reason, the first day of the adjourned hearing.
Share means a fully paid ordinary share in the Company.
Share Scheme means the scheme of arrangement, substantially in the form set out in Annexure 1 to the Implementation Agreement, under Part 5.1 of the Corporations Act between the Company and Scheme Shareholders.
Sunset Date means 5.00pm on 31 December 2008, or such other date and time as agreed in writing between the Company and HeartWare International.

Interpretation
8.2	In the interpretation of this Performance Rights Scheme, the following provisions apply unless the context otherwise requires:
8.2.1	The singular includes the plural and conversely.

8.2.2	A gender includes all genders.
8.2.3	If a word or phrase is defined, its other grammatical forms have a corresponding meaning.
8.2.4	A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.
8.2.5	A reference to a clause, schedule or annexure is a reference to a clause of, or schedule or annexure to, this Performance Rights Scheme.
8.2.6	A reference to an agreement or document (including a reference to this Performance Rights Scheme) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this Performance Rights Scheme or that other agreement or document.
8.2.7	A reference to a person includes a reference to the person’s executors, administrators, successors, substitutes (including persons taking by novation) and assigns.
8.2.8	A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

8.2.9	A reference to $ is to the lawful currency of Australia.
8.2.10	Words and phrases not specifically defined in this Performance Rights Scheme have the same meanings (if any) given to them in the Corporations Act.

8.2.11	A reference to time is a reference to time in Sydney, Australia.
8.2.12	If the day on which any act, matter or thing is to be done is a day other than a Business Day, such act, matter or thing must be done on the immediately succeeding Business Day.
8.2.13	The meaning of general words is not limited by specific examples introduced by including, or for example, or similar expressions.
8.2.14	A reference to a party using its best endeavours or reasonable endeavours does not include a reference to that party paying money or providing other valuable consideration to or for the benefit of any person (and an obligation on a party to use its best or reasonable endeavours does not oblige that party to pay money or provide other valuable consideration to or for the benefit of any person).

Appendix 6
Share Scheme Deed Poll

Share Scheme Deed Poll
HeartWare International, Inc
in favour of each Scheme Shareholder

Parties
HeartWare International, Inc a company incorporated in Delaware, USA, of 14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014 (HeartWare International)
In favour of each holder of fully paid ordinary shares in HeartWare Limited ABN 34 111 970 257 (Company) on issue at the Scheme Record Date (Scheme Shareholders)
Background
A	The Company’s board considers that it is in the interests of the Company that Shareholders be given the opportunity to consider and, if thought fit, approve the Share Scheme.

B	Accordingly, the Company’s board has resolved that the Company should propose the Share Scheme.

C	The effect of the Share Scheme will be that all of the Scheme Shares will be transferred to HeartWare International in consideration for the issue of HeartWare International Shares or CDIs to such Scheme Shareholders.

D	On 5 August 2008, HeartWare International and the Company entered into an Implementation Agreement.

E	Under the Implementation Agreement, HeartWare International has agreed to take all necessary steps to implement and complete the Share Scheme as soon as is reasonably practicable, including executing this document and providing the Share Scheme Consideration.

F	HeartWare International is entering into this document for the purpose of covenanting in favour of Scheme Shareholders to perform its obligations under the Implementation Agreement and the Share Scheme.
Operative provisions
1	Conditions and termination
Conditions precedent
1.1	HeartWare International’s obligations under clause 2 are subject to the Share Scheme becoming Effective.

Termination
1.2	HeartWare International’s obligations under this document will automatically terminate and the terms of this document will be of no further force or effect if:
1.2.1	the Implementation Agreement is terminated in accordance with its terms; or

1.2.2	the Share Scheme does not become Effective on or before the Sunset Date, unless HeartWare International and the Company otherwise agree in accordance with the Implementation Agreement.
Consequences of termination
1.3	If this document is terminated under clause 1.2, then, in addition and without prejudice to any other rights, powers or remedies available to it:
1.3.1	HeartWare International is released from its obligations to further perform this document except those obligations under clause 6.1; and
1.3.2	Scheme Shareholders retain the rights they have against HeartWare International in respect of any breach of this document which occurs before it is terminated.
2	Provision of Share Scheme Consideration
Compliance with Share Scheme obligations generally
2.1	HeartWare International will comply with its obligations under the Implementation Agreement and do all acts and things as may be necessary or desirable on its part to perform the acts contemplated of it under the Share Scheme.
Provision of Share Scheme Consideration
2.2	Subject to clause 1, in consideration of the transfer to HeartWare International of all of the Scheme Shares, HeartWare International will, on the Implementation Date, issue to each Scheme Shareholder (or, in accordance with clause 4.6 of the Share Scheme to a Nominee on its behalf where such Scheme Shareholder is an Ineligible Overseas Shareholder) the Share Scheme Consideration in accordance with clause 4.1 of the Share Scheme.
3	Representations and warranties
3.1	HeartWare International represents and warrants that:
3.1.1	it is a corporation validly existing under the laws of its place of registration;
3.1.2	it has the corporate power to enter into and perform its obligations under this document and to carry out the transactions contemplated by this document;

3.1.3	it has taken all necessary corporate action to authorise the entry into this document and has taken or will take all necessary corporate action to authorise the performance of this document and to carry out the transactions contemplated by this document; and
3.1.4	this document is valid and binding upon it and enforceable against it in accordance with its terms.
4	Continuing obligations
4.1	This document is irrevocable and, subject to clause 1, remains in full force and effect until:
4.1.1	HeartWare International has fully performed its obligations under this document; or

4.1.2	the earlier termination of this document under clause 1.2.
5	Notices
5.1	Any notice, demand, consent or other communication (a Notice) given or made under this document:
5.1.1 must be in writing and signed by a person duly authorised by the sender;
5.1.2	must be delivered to the intended recipient by prepaid post or by hand or fax to the address or fax number below or the address (being an address in Australia) or fax number last notified by the intended recipient to the sender:
HeartWare International
Address: 14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014
Fax: +1 305 818 4111
Attention: David McIntyre
5.1.3 will be taken to be duly given or made:
(a)	in the case of delivery in person, when delivered;

(b)	in the case of delivery by post, two Business Days after the date of posting (if posted to an address in the same country); and
(c)	in the case of fax, on receipt by the sender of a transmission control report from the dispatching machine showing the relevant number of pages and the correct destination fax machine number or name of recipient and indicating that the transmission has been made without error, but if the result is that a Notice would be taken to be given or made on a day that is not a Business Day in the place to which the Notice is sent or is later than 4.00pm (local time) it will be taken to have been duly given or made at the commencement of business on the next Business Day in that place.

6	General
Stamp duty
6.1	HeartWare International will:
6.1.1	pay all stamp duty (including fines, penalties and interest) in respect of this document, the performance of this document and each transaction effected by or made under this document; and
6.1.2	indemnify each Scheme Shareholder against any liability arising from failure to comply with clause 6.1.1.
Waiver
6.2	Waiver of any right arising from a breach of this document or of any right, power, authority, discretion or remedy arising upon default under this document must be in writing and signed by the party granting the waiver.

6.3	A failure or delay in exercise, or partial exercise, of:
6.3.1	a right arising from a breach of this document; or
6.3.2	a right, power, authority, discretion or remedy created or arising upon default under this document, does not result in a waiver of that right, power, authority, discretion or remedy.
6.4	A party is not entitled to rely on a delay in the exercise or non-exercise of a right, power, authority, discretion or remedy arising from a breach of this document or on a default under this document as constituting a waiver of that right, power, authority, discretion or remedy.
6.5	A party may not rely on any conduct of another party as a defence to exercise of a right, power, authority, discretion or remedy by that other party.
Variation
6.6	A provision of this document may not be amended or varied unless the amendment or variation is agreed to in writing by the Company and the Court indicates that the amendment or variation would not of itself preclude approval of the Share Scheme in which event HeartWare International will enter into a further deed poll in favour of each Scheme Shareholder giving effect to the amendment or variation.
Rights cumulative
6.7	The rights, powers and remedies of HeartWare International and of each Scheme Shareholder under this document are cumulative and do not exclude any other rights, powers or remedies provided by law independently of this document.

Assignment
6.8	The rights and obligations of HeartWare International and of each Scheme Shareholder under this document are personal and must not be assigned, encumbered or otherwise dealt with at law or in equity.
Further assurances
6.9	HeartWare International will, at its own expense, execute all deeds and other documents and do all acts and things as may be necessary or desirable to give full effect to this document.
7	Governing law and jurisdiction
7.1	This document is governed by the laws of New South Wales. HeartWare International irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales.
8	Definitions and Interpretation
Definitions
8.1	Terms that are not defined in this document and that are defined in the Implementation Agreement or the Share Scheme have the same meaning in this document, unless the context makes it clear that a definition is not intended to apply.
Interpretation
8.2	Clause 9.2 of the Share Scheme applies to the interpretation of this document except that references to ‘this Share Scheme’ in that clause are to be read as references to ‘this document’.
Nature of Deed Poll
8.3	HeartWare International acknowledges that this document may be relied on and enforced by any Scheme Shareholder in accordance with its terms even though the Scheme Shareholders are not party to it.

Execution and date
Executed as a deed poll.
Executed by HeartWare International, Inc
acting by the following persons or, if the seal is
affixed, witnessed by the following persons:

Signature of director	Signature of director/company secretary

Name of director (print)	Name of director/company secretary (print)

Appendix 7
Option Scheme Deed Poll

Option Scheme Deed Poll
HeartWare International, Inc
in favour of each Scheme Optionholder

Parties
HeartWare International, Inc a company incorporated in Delaware, USA, of 14000 — 14050 N\W 57th Court, Miami Lakes, FL USA 33014, (HeartWare International)
In favour of each holder of options to subscribe for fully paid ordinary shares in HeartWare Limited ABN 34 111 970 257 (Company) granted under the HeartWare Limited Employee Share Option Plan as at the Scheme Record Date (Scheme Optionholders)
Background
A	The Company’s board considers that it is in the interests of the Company that Optionholders be given the opportunity to consider and, if thought fit, approve the Option Scheme.

B	Accordingly, the Company’s board has resolved that the Company should propose the Option Scheme.

C	The effect of the Option Scheme will be that all of the Scheme Options will be cancelled in consideration for the issue of HeartWare International Options by HeartWare International to such Scheme Optionholders.

D	On 5 August 2008, HeartWare International and the Company entered into an Implementation Agreement.

E	Under the Implementation Agreement, HeartWare International has agreed to take all necessary steps to implement and complete the Option Scheme as soon as is reasonably practicable, including executing this document and providing the Option Scheme Consideration.

F	HeartWare International is entering into this document for the purpose of covenanting in favour of Scheme Optionholders to perform its obligations under the Implementation Agreement and the Option Scheme.
Operative provisions
1	Conditions and termination
Conditions precedent
1.1	HeartWare International’s obligations under clause 2 are subject to the Option Scheme becoming Effective.

Termination
1.2	HeartWare International’s obligations under this document will automatically terminate and the terms of this document will be of no further force or effect if:
1.2.1	the Implementation Agreement is terminated in accordance with its terms; or
1.2.2	the Option Scheme does not become Effective on or before the Sunset Date, unless HeartWare International and the Company otherwise agree in accordance with the Implementation Agreement.
Consequences of termination
1.3	If this document is terminated under clause 1.2, then, in addition and without prejudice to any other rights, powers or remedies available to it:
1.3.1	HeartWare International is released from its obligations to further perform this document except those obligations under clause 6.1; and
1.3.2	Scheme Optionholders retain the rights they have against HeartWare International in respect of any breach of this document which occurs before it is terminated.
2	Provision of Option Scheme Consideration
Compliance with Option Scheme obligations generally
2.1	HeartWare International will comply with its obligations under the Implementation Agreement and do all acts and things as may be necessary or desirable on its part to perform the acts contemplated of it under the Option Scheme.
Provision of Option Scheme Consideration
2.2	Subject to clause 1, in consideration for the Scheme Optionholders agreeing to the cancellation of their Scheme Options, HeartWare International, will on the Implementation Date, issue to each Scheme Optionholder the Option Scheme Consideration in accordance with clause 4.1 of the Option Scheme.
3	Representations and warranties
3.1	HeartWare International represents and warrants that:
3.1.1	it is a corporation validly existing under the laws of its place of registration;
3.1.2	it has the corporate power to enter into and perform its obligations under this document and to carry out the transactions contemplated by this document;

3.1.3	it has taken all necessary corporate action to authorise the entry into this document and has taken or will take all necessary corporate action to authorise the performance of this document and to carry out the transactions contemplated by this document; and
3.1.4	this document is valid and binding upon it and enforceable against it in accordance with its terms.
4	Continuing obligations
4.1	This document is irrevocable and, subject to clause 1, remains in full force and effect until:
4.1.1	HeartWare International has fully performed its obligations under this document; or

4.1.2	the earlier termination of this document under clause 1.2.
5	Notices
5.1	Any notice, demand, consent or other communication (a Notice) given or made under this document:
5.1.1	must be in writing and signed by a person duly authorised by the sender;
5.1.2	must be delivered to the intended recipient by prepaid post or by hand or fax to the address or fax number below or the address (being an address in Australia) or fax number last notified by the intended recipient to the sender:
HeartWare International
Address: 14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014
Fax: +1 305 818 4111
Attention: David McIntyre
5.1.3	will be taken to be duly given or made:
(a)	in the case of delivery in person, when delivered;
(b)	in the case of delivery by post, two Business Days after the date of posting (if posted to an address in the same country); and

(c)	in the case of fax, on receipt by the sender of a transmission control report from the dispatching machine showing the relevant number of pages and the correct destination fax machine number or name of recipient and indicating that the transmission has been made without error, but if the result is that a Notice would be taken to be given or made on a day that is not a Business Day in the place to which the Notice is sent or is later than 4.00pm (local time) it will be taken to have been duly given or made at the commencement of business on the next Business Day in that place.
6	General
Stamp duty
6.1	HeartWare International will:
6.1.1	pay all stamp duty (including fines, penalties and interest) in respect of this document, the performance of this document and each transaction effected by or made under this document; and
6.1.2	indemnify each Scheme Optionholder against any liability arising from failure to comply with clause 6.1.1.
Waiver
6.2	Waiver of any right arising from a breach of this document or of any right, power, authority, discretion or remedy arising upon default under this document must be in writing and signed by the party granting the waiver.

6.3	A failure or delay in exercise, or partial exercise, of:
6.3.1	a right arising from a breach of this document; or
6.3.2	a right, power, authority, discretion or remedy created or arising upon default under this document, does not result in a waiver of that right, power, authority, discretion or remedy.

6.4	A party is not entitled to rely on a delay in the exercise or non-exercise of a right, power, authority, discretion or remedy arising from a breach of this document or on a default under this document as constituting a waiver of that right, power, authority, discretion or remedy.
6.5	A party may not rely on any conduct of another party as a defence to exercise of a right, power, authority, discretion or remedy by that other party.
Variation
6.6	A provision of this document may not be amended or varied unless the amendment or variation is agreed to in writing by the Company and the Court indicates that the amendment or variation would not of itself preclude approval of the Option Scheme in which event HeartWare International will enter into a further deed poll in favour of each Scheme Optionholder giving effect to the amendment or variation.
Rights cumulative
6.7	The rights, powers and remedies of HeartWare International and of each Scheme Optionholder under this document are cumulative and do not exclude any other rights, powers or remedies provided by law independently of this document.
Assignment
6.8	The rights and obligations of HeartWare International and of each Scheme Optionholder under this document are personal and must not be assigned, encumbered or otherwise dealt with at law or in equity.
Further assurances
6.9	HeartWare International will, at its own expense, execute all deeds and other documents and do all acts and things as may be necessary or desirable to give full effect to this document.
7	Governing law and jurisdiction
7.1	This document is governed by the laws of New South Wales. HeartWare International irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales.

8	Definitions and Interpretation
Definitions
8.1	Terms that are not defined in this document and that are defined in the Implementation Agreement or the Option Scheme have the same meaning in this document, unless the context makes it clear that a definition is not intended to apply.
Interpretation
8.2	Clause 8.2 of the Option Scheme applies to the interpretation of this document except that references to ‘this Option Scheme’ in that clause are to be read as references to ‘this document’.
Nature of Deed Poll
8.3	HeartWare International acknowledges that this document may be relied on and enforced by any Scheme Optionholder in accordance with its terms even though the Scheme Optionholders are not party to it.

Execution and date
Executed as a deed poll.
Executed by HeartWare International, Inc
acting by the following persons or, if the seal is
affixed, witnessed by the following persons:

Signature of director	Signature of director/company secretary

Name of director (print)	Name of director/company secretary (print)

Appendix 8
Performance Rights Scheme Deed Poll

Performance Rights Scheme Deed Poll
HeartWare International, Inc
in favour of each Scheme Performance Rights Holder

Parties
HeartWare International, Inc a company incorporated in Delaware, USA, of 14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014, (HeartWare International).
In favour of each holder of performance rights in HeartWare Limited ABN 34 111 970 257 (Company) granted under the HeartWare Limited Performance Rights Plan as at the Scheme Record Date (Scheme Performance Rights Holders)
Background
A	The Company’s board considers that it is in the interests of the Company that Performance Rights Holders be given the opportunity to consider and, if thought fit, approve the Performance Rights Scheme.

B	Accordingly, the Company’s board has resolved that the Company should propose the Performance Rights Scheme.

C	The effect of the Performance Rights Scheme will be that all of the Scheme Performance Rights will be cancelled in consideration for the issue of Restricted Stock Units by HeartWare International to such Scheme Performance Rights Holders.

D	On 5 August 2008, HeartWare International and the Company entered into an Implementation Agreement.

E	Under the Implementation Agreement, HeartWare International has agreed to take all necessary steps to implement and complete the Performance Rights Scheme as soon as is reasonably practicable, including executing this document and providing the Performance Rights Scheme Consideration.

F	HeartWare International is entering into this document for the purpose of covenanting in favour of Scheme Performance Rights Holders to perform its obligations under the Implementation Agreement and the Performance Rights Scheme.
Operative provisions
1	Conditions and termination
Conditions precedent
1.1	HeartWare International’s obligations under clause 2 are subject to the Performance Rights Scheme becoming Effective.

Termination
1.2	HeartWare International’s obligations under this document will automatically terminate and the terms of this document will be of no further force or effect if:
1.2.1	the Implementation Agreement is terminated in accordance with its terms; or

1.2.2	the Performance Rights Scheme does not become Effective on or before the Sunset Date, unless HeartWare International and the Company otherwise agree in accordance with the Implementation Agreement.
Consequences of termination
1.3	If this document is terminated under clause 1.2, then, in addition and without prejudice to any other rights, powers or remedies available to it:
1.3.1	HeartWare International is released from its obligations to further perform this document except those obligations under clause 6.1; and

1.3.2	Scheme Performance Rights Holders retain the rights they have against HeartWare International in respect of any breach of this document which occurs before it is terminated.
2	Provision of Performance Rights Scheme Consideration
Compliance with Performance Rights Scheme obligations generally
2.1	HeartWare International will comply with its obligations under the Implementation Agreement and do all acts and things as may be necessary or desirable on its part to perform the acts contemplated of it under the Performance Rights Scheme.
Provision of Performance Rights Scheme Consideration
2.2	Subject to clause 1, in consideration for Scheme Performance Rights Holders agreeing to the cancellation of their Performance Rights, HeartWare International will, on the Implementation Date, issue to each Scheme Performance Rights Holder, the Performance Rights Scheme Consideration in accordance with clause 4.1 of the Performance Rights Scheme.
3	Representations and warranties
3.1	HeartWare International represents and warrants that:
3.1.1	it is a corporation validly existing under the laws of its place of registration;

3.1.2	it has the corporate power to enter into and perform its obligations under this document and to carry out the transactions contemplated by this document;

3.1.3	it has taken all necessary corporate action to authorise the entry into this document and has taken or will take all necessary corporate action to authorise the performance of this document and to carry out the transactions contemplated by this document; and

3.1.4	this document is valid and binding upon it and enforceable against it in accordance with its terms.
4	Continuing obligations

4.1	This document is irrevocable and, subject to clause 1, remains in full force and effect until:
4.1.1	HeartWare International has fully performed its obligations under this document; or

4.1.2	the earlier termination of this document under clause 1.2.
5	Notices
5.1	Any notice, demand, consent or other communication (a Notice) given or made under this document:
5.1.1	must be in writing and signed by a person duly authorised by the sender;

5.1.2	must be delivered to the intended recipient by prepaid post or by hand or fax to the address or fax number below or the address (being an address in Australia) or fax number last notified by the intended recipient to the sender:

HeartWare International

Address: 14000 — 14050 NW 57th Court, Miami Lakes, FL USA 33014
Fax: +1 305 818 4111
Attention: David McIntyre
5.1.3	will be taken to be duly given or made:
(a)	in the case of delivery in person, when delivered;

(b)	in the case of delivery by post, two Business Days after the date of posting (if posted to an address in the same country); and
(c)	in the case of fax, on receipt by the sender of a transmission control report from the dispatching machine showing the relevant number of pages and the correct destination fax machine number or name of recipient and indicating that the transmission has been made without error, but if the result is that a Notice would be taken to be given or made on a day that is not a Business Day in the place to which the Notice is sent or is later than 4.00pm (local time) it will be taken to have been duly given or made at the commencement of business on the next Business Day in that place.

6	General
Stamp duty
6.1	HeartWare International will:
6.1.1	pay all stamp duty (including fines, penalties and interest) in respect of this document, the performance of this document and each transaction effected by or made under this document; and

6.1.2	indemnify each Scheme Performance Rights Holder against any liability arising from failure to comply with clause 6.1.1.
Waiver
6.2	Waiver of any right arising from a breach of this document or of any right, power, authority, discretion or remedy arising upon default under this document must be in writing and signed by the party granting the waiver.
6.3	A failure or delay in exercise, or partial exercise, of:
6.3.1	a right arising from a breach of this document; or

6.3.2	a right, power, authority, discretion or remedy created or arising upon default under this document, does not result in a waiver of that right, power, authority, discretion or remedy.

6.4	A party is not entitled to rely on a delay in the exercise or non-exercise of a right, power, authority, discretion or remedy arising from a breach of this document or on a default under this document as constituting a waiver of that right, power, authority, discretion or remedy.

6.5	A party may not rely on any conduct of another party as a defence to exercise of a right, power, authority, discretion or remedy by that other party.
Variation
6.6	A provision of this document may not be amended or varied unless the amendment or variation is agreed to in writing by the company and the Court indicates that the amendment or variation would not of itself preclude approval of the Performance Rights Scheme in which event HeartWare International will enter into a further deed poll in favour of each Scheme Performance Rights Holder giving effect to the amendment or variation.
Rights cumulative
6.7	The rights, powers and remedies of HeartWare International and of each Scheme Performance Rights Holder under this document are cumulative and do not exclude any other rights, powers or remedies provided by law independently of this document.
Assignment
6.8	The rights and obligations of HeartWare International and of each Scheme Performance Rights Holder under this document are personal and must not be assigned, encumbered or otherwise dealt with at law or in equity.
Further assurances
6.9	HeartWare International will, at its own expense, execute all deeds and other documents and do all acts and things as may be necessary or desirable to give full effect to this document.
7 Governing law and jurisdiction
7.1	This document is governed by the laws of New South Wales. HeartWare International irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales.

8	Definitions and Interpretation
Definitions
8.1	Terms that are not defined in this document and that are defined in the Implementation Agreement or the Performance Rights Scheme have the same meaning in this document, unless the context makes it clear that a definition is not intended to apply.
Interpretation
8.2	Clause 8.2 of the Performance Rights Scheme applies to the interpretation of this document except that references to ‘this Performance Rights Scheme’ in that clause are to be read as references to ‘this document’.
Nature of Deed Poll
8.3	HeartWare International acknowledges that this document may be relied on and enforced by any Scheme Performance Rights Holder in accordance with its terms even though the Scheme Performance Rights Holders are not party to it.

Execution and date
Executed as a deed poll.
Executed by HeartWare International, Inc acting
by the following persons or, if the seal is affixed,
witnessed by the following persons:

Signature of director	Signature of director/company secretary

Name of director (print)	Name of director/company secretary (print)

Appendix 9
HeartWare International Employee Stock Option Plan

HeartWare International, Inc
Employee Stock Option Plan
Adopted by the Board on 5 August 2008

Date 5 August 2008
1	Grant of Options
General Eligibility
1.1	At any time and from time to time, the Board may issue Options to Participants (or to a nominated Associate as the Participant directs) having regard, in each case, to:
1.1.1	the contribution to the Company or an Associated Body Corporate which has been made by the Participant;

1.1.2	the period of employment of the Participant with the Company or an Associated Body Corporate, including (but not limited to) the years of service by that Participant;

1.1.3	the potential contribution of the Participant to the Company or an Associated Body Corporate; and

1.1.4	any other matters which the Board considers in its absolute discretion to be relevant.
Price of Options
1.2	Options are to be issued free to Participants.
Issue of Options
1.3	Each Option must be issued on the terms of these Rules and each Participant will be taken to have agreed to be bound by these Rules on acceptance by that Participant of an Option.
2	Maximum number of Options
Maximum number of Options to be issued under the Plan
2.1	The aggregate number of Options in respect of which Invitations may be made on any date under the Plan when added to:
2.1.1	the number of Shares allotted under any employee share plan for the benefit of employees during the five years preceding the date on which Invitations are made; and

2.1.2	the number of Shares which may be acquired by exercise of options granted under the Plan (or any Company option plan for the benefit of employees), shall not exceed 11% of the number of Shares on issue on the day preceding such date.

Maximum number of Options to be issued to a Participant under the Plan
2.2	The number of Options which may be allotted under the Plan to any one Participant shall be restricted in any case where the result of accepting an Invitation would cause that Participant (legally or beneficially) to be able to cast more than 5% of the votes able to be cast at a general meeting of the Company. The Board may in its discretion from time to time determine the extent of the restriction.
3	Options terms
Essential terms
3.1	An Option must be granted on the Essential Terms and may be granted on such other additional terms, conditions or restrictions, not being inconsistent with these Rules or the Essential Terms, as the Board determines either generally or in relation to particular Options.
Variation of terms
3.2	Despite anything to the contrary in these Rules, to the full extent permissible by Applicable Law, the Board may from time to time vary the Exercise Price, the period in which an Option may be exercised and the conditions to which an Option is subject or any of them.
4	Overriding restrictions on issue and exercise
4.1	Notwithstanding anything else in these Rules or in the terms of any Option, an Option may not be offered, issued, or exercised if to do so:
4.1.1	would contravene any Applicable Law; or

4.1.2	would contravene the local laws of, or the rules or requirements of any regulatory or statutory body in, a Participant’s country of residence or in the opinion of the Board compliance with those local laws, rules or requirements would be impractical or result in any unnecessary or unreasonable expense in the circumstances.
5	Administration of the plan
Delegation
5.1	The Plan shall be in all respects administered under the directions of the Board or a committee of the Board.

5.2	The Board or committee may appoint, for the proper administration and management of the Plan, such secretarial or executives or staff or other persons as it considers desirable and may delegate to those persons such powers and authorities as may be necessary or desirable for the administration and management of the Plan.
5.3	Unless otherwise determined by the Board or a committee of the Board, the Company’s share registry will maintain a separate register of Options issued under the Plan.
Procedures
5.4	Subject to these Rules, the Board may make such regulations and establish such procedures for the administration and management of the Plan as it considers appropriate.
Disputes
5.5	If any disagreement or dispute with respect to the interpretation of these Rules or the terms of grant of any Option arises, such disagreement or dispute shall be referred to the Board and the decision of the Board shall, in the absence of manifest error, be final and binding upon all parties.
Covenant or exercise of discretion
5.6	The Company or an Associated Body Corporate or the Board may, subject to any express provision in these Rules or the Applicable Law to the contrary:
5.6.1	do any act, matter or thing or make any decision, determination or resolution; or

5.6.2	conditionally or unconditionally give or withhold any consent or approval, as contemplated by these Rules in its absolute uncontrolled and unexaminable discretion and is not obliged to give reasons for so doing.
6	Definition and interpretation
Definition
6.1	In these Rules, unless the contrary intention appears:

Applicable Law means any one or more or all, as the context requires, of:
(a)	the Corporations Act and any regulations to it;

(b)	the Listing Rules;

(c)	the charter of the Company;

(d)	any practice note, policy statement, class order, declaration, guideline, policy or procedure pursuant to the provisions of which any of the SEC, ASIC or ASX is authorised or entitled to regulate, implement or enforce, either directly or indirectly, the provisions of any of the foregoing statutes, regulations or rules or any conduct of any duly authorised person, pursuant to any of the abovementioned statutes, regulations or rules;

(e)	the United States Securities Act of 1933, as amended (including the rules thereunder), Exchange Act and any other applicable United States federal or state law, including without limitation the Delaware General Corporation Law.
ASIC means the Australian Securities and Investments Commission.
Associate has the same meaning as in section 139GE of the Income Tax Assessment Act, except that “taxpayer” shall be construed as a reference to “Participant”.
Associated Body Corporate means any:
(a)	related body corporate of the Company; and

(b)	entity designated by the Board, in its discretion, to be an associated company for the purposes of the Plan.
ASX means, as the context requires:
(a)	ASX Limited ACN 008 624 691 and any successor body corporate; or
(b)	the financial market operated by the body corporate referred to in paragraph (a).
Board means all or some of the Directors of the Company acting as a board.
Business Day means any day that is not Saturday, Sunday or public holiday in Framingham, Massachusetts.
CDIs means CHESS Depositary Interests.
Change of Control Event means:
(a)	Change of Ownership of the Company;

(b)	Change of Effective Control of the Company;

(c)	Change of Ownership of Assets of the Company; or

(d)	liquidation or dissolution of the Company
as described in these Rules and construed consistent with Section 409A of the Code. For the purposes of a Change of Control Event, fair market value is determined by the Board, and share ownership is determined under section 318(a) of the Code. A Change of Control Event excludes any transfer to a related person as described in Section 409A of the Code or a public offering of the Shares.

Change of Effective Control of the Company means the date on which a majority of members of the Company’s full board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s full board of directors before the date of the appointment or election.
Change of the Ownership of Assets of the Company means the date on which any one person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons), assets from the Company that have a total gross fair market value equal to or more than 51% of the total gross fair market value of all of the assets of the Company immediately before such acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
Change of Ownership of the Company means the date on which any one Person acquires, or Persons Acting as a Group acquire, ownership of Shares that, together with the Shares held by such Person or Persons Acting as Group, constitutes more than 50% of the total Fair Market Value or total voting power of the Shares of the Company. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total fair market value or total voting power of the Shares of the Company, the acquisition of additional Shares by the same Person or Persons Acting as a Group is not considered to cause a Change of Ownership of the Company or to cause a Change of Effective Control of the Company. An increase in the percentage of Shares owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which the Company acquires its Shares in exchange for property will be treated as an acquisition of Shares.
Code means the United States Internal Revenue Code of 1986, as amended.
Company means HeartWare International, Inc, a corporation incorporated in Delaware, USA.
Corporations Act means the Corporations Act 2001 (Cth).
Essential Terms means the terms of issue of Options set out in the schedule.
Exchange Act means the United States Securities Exchange Act of 1934, as amended, including the rules promulgated thereunder.
Exercise Price means in relation to a Share to be issued upon exercise of an Option the issue price of that Share as determined in accordance with clause 1.2 of the Essential Terms.

Expiry Date means in relation to an Option the date which is the fifth anniversary of the Issue Date or such other date reasonably determined by the Board provided that such date shall be no later than the tenth anniversary of the Issue Date.
Fair Market Value means, with respect to the Shares, as at any date:
(a)	if the principal market for the Shares (as determined by the Board if the Shares are listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the closing price per Share on that date on the principal exchange or market on which the Shares are then listed or admitted to trading or, if no sale is reported for that date, the last preceding business day on which a sale was reported;

(b)	if the principal market for the Shares is not a national securities exchange or established securities market, the average of the highest bid and lowest asked prices for the Shares on that day as reported on a national quotation system or, if no prices are reported for that date, the last preceding business day on which prices were reported; or

(c)	if the Shares are neither listed or admitted to trading on an established exchange or market, nor are quoted by a national quotation system, the value determined by the Board in good faith.
With respect to property other than Shares, fair market value means the value of the property determined by such methods or procedures to be established from time to time by the Board in accordance with section 409A of the Code.
Invitation means an invitation to a Participant pursuant to the Plan Rules to acquire Options.
Issue Date means the date determined by the Board as the date on which an Option was granted.
Listing Rules means, while the Company is admitted to the official list of the ASX, the official listing rules of the ASX and any other rules of the ASX that are applicable. In the event that the Shares become listed for trading on any other securities exchange or market, the term “Listing Rules” also shall mean the applicable rules of such exchange or market.
Option means an option issued under this Plan to subscribe for Shares.
Participant means an employee (including an executive or non executive Director) or a full-time or part-time employee of the Company or an Associated Body Corporate, who is invited by the Board to participate in the Plan and is issued Options under the Plan and includes a nominated Associate of that Participant.
Person means any individual, entity or group within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Shares of the Company in a registered public offering.

Persons Acting as a Group means persons who are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the corporation. If a Person owns shares in both corporations that enter into a merger, consolidation, purchase or acquisition of shares, or similar transaction, such shareholder is considered to be a Person Acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be Persons Acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own shares of the same corporation at the same time, or as a result of the same public offering.
Plan means this Employee Stock Option Plan established and operated in accordance with these Rules.
Rules means these Rules as altered or added to from time to time and a reference to a provision of these Rules is a reference to that provision as altered or added to from time to time, and for the avoidance of doubt, includes the Essential Terms.
Schedule means a schedule to, and forming part of, these Rules.
SEC means the United States Securities and Exchange Commission.
Share means a fully paid share in the common stock of the Company, par value US$.001 per share in the form of either common stock or CDIs.
Interpretation
6.2	For the purposes of these Rules, unless the contrary intention appears:
6.2.1	the singular includes the plural and vice-versa;

6.2.2	words denoting a gender include all genders;

6.2.3	if a word or phrase is defined cognate words and phrases have corresponding definitions;

6.2.4	a reference to a statute, ordinance, code or other law includes regulations and other statutory instruments under it and consolidations, amendments, re-enactments or replacements or any of them; and

6.2.5	any power, authority or discretion vested in the Company or the Board may be exercised at any time and from time to time and unless expressed otherwise, in their absolute discretion.

Schedule
Terms of issue of Options
1	Options

1.1	Entitlement to Shares

Each Option entitles the holder to subscribe for and be issued, credited as fully paid, the number of Shares specified in the Option. Whilst the Company remains listed on ASX, the Participant will be entitled to elect whether to receive the Shares in the form of common stock of the Company or as CDIs.
1.2	Exercise Price

The Exercise Price of a Share to be issued on exercise of an Option shall be the Exercise Price as determined by the Board (in its discretion) on or before the Issue Date.

1.3	Issue of certificate

Subject to these Rules, the Company shall issue Shares on exercise of an Option and shall issue a certificate for Shares so issued within 10 Business Days after the date of exercise of the relevant Option.

1.4	Ranking of Shares issued on the exercise of Options

Shares issued on the exercise of Options will rank pari passu with all existing Shares in the capital of the Company from the date of issue of those Shares. No Participant has the rights of a Shareholder with respect to Shares until the Shares/CDIs have been issued upon the exercise of the Options. The Company shall make no adjustment for dividends, distributions, or other rights for which the record date is before the date the Shares/CDIs are issued.

2	Exercise of Options

2.1	Procedure for Exercise

Subject to clause 2.2 of this schedule, an Option is exercisable by the holder lodging with the Company Secretary:
•	a notice of exercise of that Option in the form attached to this schedule;

•	a cheque for the Exercise Price for each Share to be issued on the exercise of that Option; and

•	the certificate for that Option.
In the event of the death of a holder of Options, those Options are exercisable by the executor of the estate of the holder in the same manner as set out above.

2.2	Conditions relating to exercise of an Option
(a)	An Option must be exercised (if at all) not later than its Expiry Date and, subject to this clause 2, may only be exercised at any time after the option has been vested and before it has lapsed.

(b)	The Board may determine (in its absolute discretion) any further conditions of exercise consistent with these Rules that apply to an Option.

(c)	The exercise of some Options only does not affect the Participant’s right to exercise other Options at a later time.

(d)	If the Participant exercises less than all Options represented by the certificate then the Company will cancel the certificate and issue a new certificate for the balance.
2.3	Vesting of Options

Unless the Board otherwise determines, Options issued will vest in the Option holder in the following period:
(a)	at the end of 12 months from the date of issue of the relevant Options, 25% of the Options issued;

(b)	at the end of 24 months from the date of issue of the relevant Options, 25% of the Options issued;

(c)	at the end of 36 months from the date of issue of the relevant Options, 25% of the Options issued; and

(d)	at the end of 48 months from the date of issue of the relevant Options, 25% of the Options issued.
2.4	Lapse of Options

Unless the Board otherwise determines at the time of issue of any Options that are issued on or after 29 August 2006, an Option held by a Participant will immediately lapse upon the first to occur of:
(a)	its Expiry Date;

(b)	the making by the Board of a determination that:
(i)	the Participant has acted fraudulently, dishonestly or in breach of the Participant’s obligations to the Company or an Associated Body Corporate; and

(ii)	the Option is on that account to be forfeited;
(c)	subject to clause 2.5 of this schedule, the Participant ceasing to be employed by the Company or an Associated Body Corporate for any reason (or, in the case of an Option held by a nominated Associate, the employment of the nominating Participant is terminated);

(d)	upon the effective time of a Change of Control Event, unless the transaction the subject of the Change of Control Event provides for the continuation or assumption of outstanding Options by the surviving or successor entity or a parent company of that entity, or for the substitution of equivalent awards, as determined in the sole discretion of the Board, of the surviving or successor entity or a parent of that entity. This is subject to the proviso that holders of Options that lapse under this Rule 2.4(d) are permitted to exercise all of their Options immediately before the Change of Control Event.

2.5	When a Participant is deemed to cease being an employee of the Company

For the purposes of clause 2.4(c) of this schedule, a Participant shall, unless otherwise determined by the Board at the time of issue of any Options that are issued on or after 29 August 2006, be deemed to have ceased to be employed by the Company or an Associated Body Corporate:
(a)	on the day which is six months after the day the Participant ceases to be employed by the Company or an Associated Body Corporate by virtue of:
(i)	the Participant’s death; or

(ii)	the Participant being retrenched or made redundant by the Company or an Associated Body Corporate (other than as a direct result of the disposal or sale of the Company or Associated Body Corporate); and
(b)	on the day which is 30 days after the Participant ceases to be employed by the Company or an Associated Body Corporate or such later date that the Board determines in its absolute discretion where the Participant ceases to be employed by virtue of:
(i)	the Participant retiring; or

(ii)	the Participant’s permanent illness or permanent physical or mental incapacity (as certified by a medical practitioner who is approved in writing by the Board).
2.6	Change of Control

If, in the opinion of the Board, a Change of Control Event has occurred, or is likely to occur, the Board may declare an Option to be free of any conditions of exercise and Options which are so declared may, subject to clause 2.4 of this schedule, be exercised at any time on or before such date specified by the Board, but not later than the Expiry Date and in any number.
3	Transfer

An Option is personal to the Participant to whom it was granted, and the Participant may not sell, transfer or otherwise dispose of, or make a declaration of trust in respect of, it except to an Associate of that Participant.
4	Quotation of Options

Options will not be listed for quotation on ASX.

5	Future issues of Shares

5.1	New issues
(a)	There are no participating rights or entitlements inherent in the Options and Participants will not be entitled to participate in new issues of capital offered to shareholders during the currency of the Options.

(b)	However, the Company will ensure that the record date for determining entitlements to any such issue will be at least 10 Business Days after the issue is announced.

(c)	Participants shall be afforded the opportunity to exercise all Options which they are entitled to exercise pursuant to these Rules prior to the date for determining entitlements to participate in any such issue.
6	Reconstruction of capital

In the event of any reconstruction (including consolidation (reverse split), sub-division (stock split), split-up or similar transaction, spin-off, dividend, recapitalisation, merger or share exchange) of the issued capital of the Company prior to the expiry of any Options (other than as part of a transaction resulting in a Change of Control Event) the number of Options to which each Participant is entitled or the exercise price of his or her Options, the maximum number of grants of the Options under the Plan and the type of shares that the Participant will be entitled to or any other terms will be reconstructed in a manner determined by the Board.
7	Advice

7.1	Company to notify Participants of any adjustment

The Company shall give notice to each Participant of any adjustment to the number of Shares which the Participant is entitled to subscribe for or be issued on exercise of an Option or the exercise price per Share.

7.2	Company to provide details of current market price of Shares

The Company will provide to a Participant upon request, within a reasonable time, either verbally or in writing, details of the current market price (in Australian dollars) of the Shares in the Company and details of the Exercise Price in relation to Options held by that Participant.

8	Notices

Notices may be given by the Company to the Participant in the manner prescribed by the by-laws of the Company for the giving of notices to members of the Company and the relevant provisions of the constitution of the Company apply with all necessary modification to notices to Participants.

9	Right to accounts

Participants will be sent all reports and accounts required to be laid before members of the Company in general meeting and all notices of general meetings of members but will not have any right to attend or vote at those meetings.

10	Assignment of Options

Subject to clause 3 of this schedule, a Participant may not assign or transfer an Option.

11	Company’s rights not waived

11.1	Participation does not affect the right of the Company in respect of the Participants
(a)	The Company’s right to terminate or vary the terms of employment of any Participant shall not be prejudiced in any way by the Company or any Participant participating in the Plan or anything contained in these Rules or both.

(b)	Further, participation in the Plan, the rights or benefits of a Participant under these Rules or the inability or restricted ability of a Participant to exercise an Option or any of them, shall not be used as grounds for granting or increasing damages in any action brought by any Participant against the Company whether in respect of any alleged wrongful dismissal or otherwise.

(c)	Neither the Rules nor any Options create or are to be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company (or any Associated Body Corporate) and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive a payment from the Company or any Associated Body Corporate with respect to an Option, that right is no greater than the right of any unsecured general creditor of the Company.
11.2	No representation as to the price of Shares
(a)	None of the Company, its directors, officers or employees represents that the Company’s share price will attain, maintain or exceed the Exercise Price.

(b)	A Participant who chooses to exercise any Option does so at their own risk in that they may suffer financial detriment if the Company’s share price falls.

12	Governing law

12.1	The Plan and these Rules shall in all respects be governed by and shall be construed in accordance with the laws of Delaware, without regard to its conflict of laws principles.

12.2	Each Participant, the Company and any Associated Body Corporate irrevocably and unconditionally agrees and submits to the personal jurisdiction and venue in the federal or state courts in the districts which include Framingham, Massachusetts with respect to any suits relating to the Options.

13	Severance

If any provision in these Rules is void, voidable by any party or illegal, it shall be read down so as to be valid and enforceable or, if it cannot be so read down, the provision (or where possible, the offending words) shall be severed from these Rules without affecting the validity, legality or enforceability of the remaining provisions (or parts of those provisions) of these Rules which shall continue in full force and effect.

14	Amendment of Rules

14.1	Amendment by Board

Subject to clause 14.2 of this schedule, the Board may from time to time amend (including the power to revoke, add to or vary) all or any of the provisions of these Rules in any respect whatsoever, by an instrument in writing without the necessity of obtaining the prior or subsequent consent of shareholders of the Company or any Associated Body Corporate in a general meeting.

14.2	Amendment may be made retrospective

The Board may make any amendment to these Rules with retrospective effect as the Board may determine in good faith, providing that the Board obtains the prior approval of at least 50% of Participants who shall be adversely affected by the retrospective amendment in relation to Options previously granted to them.

15	Suspension or termination of the Plan

The Board may suspend or terminate the Plan at any time, in which case the Company shall not make any further grants of Options under the Plan during the suspended or terminated period. However, during that period the Board shall otherwise continue to administer the Plan in accordance with these Rules until all Options have been exercised or expired.

16	Tax Withholding

16.1	General Payment Requirement

At the time an Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Participant, by having accepted the Option, authorizes withholding from payroll or any other payment of any kind due to the Participant and otherwise agrees to make adequate provision for United States federal, state and local taxes, or other applicable non-United States taxes required by law to be withheld, if any, which arise in connection with the Option. The Company may require a Participant to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Option. If the Participant does not make such payment when requested, the Company may refuse to issue any Share or share certificate under the Plan until arrangements satisfactory to the Company for such payment have been made.

16.2	Payment with Shares

The Company may, in its sole discretion, permit a Participant to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned Shares, in either case having a fair market value equal to no more than the amount necessary to satisfy the statutory minimum withholding amount due.

17.	Compliance with Securities Laws; Listing and Registration

If at any time the Board determines that the delivery of Shares under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or United States federal or state securities laws, or applicable non-United States securities laws, the right to exercise an Option or receive Shares pursuant to an Option shall be suspended until the Board determines that such delivery is lawful. If at any time the Board determines that the delivery of Shares under the Plan is or may violate the rules of the securities exchange on which the Shares are then listed for trade, the right to exercise an Option or receive Shares pursuant to an Option shall be suspended until the Board determines that such delivery would not violate such rules. The Company shall have no obligation to effect any registration or qualification of the Shares under United States federal or state laws, or applicable non-United States laws.

The Company may require that a Participant, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Shares so acquired in violation of United States federal or state securities laws, or applicable non-United States securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Shares in compliance with applicable United States federal or state securities laws, or applicable non-United States securities laws. The stock certificates for any Shares issued pursuant to this Plan may bear a legend restricting transferability of the Shares unless such Shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or applicable non-United States securities laws.

Form of Notice of Exercise
[Date]
The Company Secretary
HeartWare International, Inc
14000 NW 57th Court
MIAMI LAKES FL 33014
UNITED STATES OF AMERICA
Dear Sir/Madam
[Name of Optionholder] gives notice of the exercise of [number of Options] issued pursuant to the Company’s Employee Stock Option Plan and exercisable at [$    ].
[Name of Optionholder] elects to receive [my/their] Shares in the form of [Common Stock/CDIs]
The certificate for these Options, along with a cheque made payable to “HeartWare International, Inc” for [$           ] (being the total of the exercise price payable on the exercise of these Options), is enclosed.
Individual:

Signed by	)
in the presence of:	)
Witness

Name of Witness (print)

Company:

Executed for	)
in accordance with section [ ] of the	)
[ ] by:	)

Company Secretary/		Director

Name of Company Secretary/Director (print)		Name of Director (print)

Appendix 10
HeartWare International Restricted Stock Unit Plan

HeartWare International Inc.
Restricted Stock Unit Plan — Plan Rules
Adopted by the Board on 5 August 2008

1	Introduction
1.1	The Plan is called the ‘HeartWare International, Inc. Restricted Stock Unit Plan’.

1.2	The purpose of the Plan is to provide Eligible Participants with an opportunity to share in the growth of the Company and to assist the Group in retaining and attracting highly skilled and experienced employees.
2	The Plan
2.1	The Plan will commence on the date determined by the Board.

2.2	The Plan will operate in accordance with the terms and conditions set out in these Rules, which bind each Group Company and each Participant.
3	Grant of Restricted Stock Units
3.1	The Company may grant Restricted Stock Units to Eligible Participants on any such date and with such Performance Conditions (if any) as the Board determines. The number of Restricted Stock Units which an Eligible Participant is granted will be determined by the Board.

3.2	The Restricted Stock Units will be granted on the terms of this Plan and may be subject to additional terms and conditions imposed by the Board.

3.3	Restricted Stock Units do not carry any voting rights.

3.4	Subject to Rule 7.4, Restricted Stock Units are not transferable.

3.5	Subject to these Rules, each Restricted Stock Unit entitles the Participant to one Share upon vesting. Whilst the Company remains listed on ASX, the Participant will be entitled to elect whether to receive the Shares in the form of common stock of the Company or as CDIs.
4	Invitation to Apply for Restricted Stock Units
4.1	The Board may from time to time give an Eligible Participant notice inviting the Eligible Participant to apply for Restricted Stock Units. The notice must specify:
4.1.1	the name of the Eligible Participant;

4.1.2	the number of Restricted Stock Units for which the Eligible Participant is invited to apply;

4.1.3	the Exercise Price (if any) of, and the Performance Conditions (if any) applicable to, each Restricted Stock Unit;

4.1.4 the Performance Period for each Restricted Stock Unit;

4.1.5 the Exercise Period for each Restricted Stock Unit;

4.1.6 the closing date for applying for each Restricted Stock Unit; and

4.1.7 how the Eligible Participant is to apply for the Restricted Stock Units.
5	Applying for Restricted Stock Units
5.1	An Eligible Participant who wishes to apply for Restricted Stock Units must on or before the closing date specified in the invitation made under Rule 4.1 (or any later date that the Board may allow) do what is specified in the invitation.

5.2	Where the Eligible Participant complies with Rule 4.1, the Board may grant the relevant Restricted Stock Units to the Eligible Participant.

5.3	The Company will issue to each Eligible Participant a Certificate in respect of any Restricted Stock Units granted to the Eligible Participant.
6	Vesting of Restricted Stock Units
6.1	Subject to Rules 6.2 and 6.3, a Restricted Stock Unit (which has not otherwise lapsed under Rule 9) that has been granted to a Participant will not vest in that Participant unless and until the Performance Conditions (if any) applicable to that Restricted Stock Unit have been satisfied.

6.2	Notwithstanding Rule 6.1, the Board may, in its absolute discretion and subject to any further conditions decided by the Board (including the relevant Exercise Period), permit the vesting in the relevant Participant of any or all of the Restricted Stock Units that were granted to that Participant in accordance with this Plan where a Performance Condition in respect of the Restricted Stock Units is not satisfied, if the Board believes that it is in the Company’s best interests to do so.

6.3	Notwithstanding Rule 6.1, all Restricted Stock Units granted to a Participant in accordance with this Plan will immediately vest upon:
6.3.1	the occurrence of a Change of Control Event;

6.3.2	the death of the Participant; or

6.3.3	the Participant ceasing to be employed by a Group Company by reason of disability or retrenchment of the Participant.
6.4	Vesting requires a declaration by the Company that a Restricted Stock Unit has vested, but does not require any action or election by the Participant. The Board will advise the Participant in writing when a Restricted Stock Unit has vested.

7	Exercise of Restricted Stock Units
7.1	Upon receiving notice from the Board under Rule 6.4 that a Restricted Stock Unit has vested:
7.1.1	a Participant who was situated outside Australia at the time of receipt of the invitation to apply for Restricted Stock Units and was at that time ordinarily resident outside Australia or who is or becomes during the term of the Restricted Stock Units a US Taxpayer will be deemed to have immediately validly exercised all vested Restricted Stock Units to the extent that such Restricted Stock Units do not require payment of an Exercise Price; and

7.1.2	any other Participant will be entitled to exercise the Restricted Stock Unit so vested provided that the following conditions are satisfied:
(a)	the Restricted Stock Unit has not lapsed under Rule 9;

(b)	the Restricted Stock Unit is exercised during the Exercise Period for that Restricted Stock Unit and the requirements of Rule 7.2 have been complied with during that Exercise Period;

(c)	subject to Rules 6.2 and 6.3, the relevant Performance Conditions (if any) for the Restricted Stock Unit have been satisfied; and

(d)	the Participant exercises either:
(A)	the Restricted Stock Units in multiples of 100 or such other multiple that the Board determines and notifies to the Participant; or

(B)	all of the Restricted Stock Units granted to the Participant that the Participant is then entitled to exercise.
7.2	Subject to Rule 7.1.1, to exercise a vested Restricted Stock Unit the Participant must lodge a signed exercise notice (in the form approved by the Board), together with the Exercise Price (if any) specified in the invitation made under Rule 4.1, in respect of that Restricted Stock Unit with the secretary of the Company or such other person as the Board determines.

7.3	As soon as practicable, but in no event later than 30 days, after a Restricted Stock Unit has been validly exercised, the Company must allot and issue to the Participant (or, as applicable, the Participant’s legal personal representative in the case of the Participant’s death) the Shares the subject of the Restricted Stock Unit. Transfer or delivery of Shares to the Participant (or, as applicable, the Participant’s legal personal representative in the case of the Participant’s death) upon or after issuance is subject to the Participant (or his or her legal representative) satisfying any Tax withholding or payment obligations that arise in connection with such exercise.

7.4	If a Participant dies during the Exercise Period for a Restricted Stock Unit held by that Participant, the Restricted Stock Unit may be exercised by the legal personal representative of the Participant in accordance with this Rule 7 and, to the extent necessary for this to occur, the Restricted Stock Unit may be transferred to the legal personal representative and in such circumstances will not lapse and the exercise rights will continue to apply as if the Participant had not died.
8	Restriction on Disposal of Shares
8.1	All Shares acquired pursuant to an exercise of Restricted Stock Units are subject to the restrictions set out in this Rule 8, unless the holder of the Shares:
8.1.1	was situated at the time of receipt of the invitation to apply for Restricted Stock Units outside Australia and was at that time ordinarily resident outside Australia; or

8.1.2	has at the time of exercise of the Restricted Stock Unit already ceased employment with the Group.
8.2	Any Restricted Share must not be disposed of or dealt with in any way by the Participant until the earlier of:
8.2.1	the expiration of the period of one year commencing at the time of acquisition of the Restricted Share by the Participant;

8.2.2	the date on which a Participant ceases to be employed by a Group Company;

8.2.3	the tenth anniversary of the Grant Date of the Restricted Stock Unit pursuant to which the Participant acquired the relevant Restricted Share;

8.2.4	the date on which a Change of Control Event occurs;

8.2.5	the day immediately following the date on which this Plan is suspended or terminated in accordance with these Rules;

8.2.6	a date otherwise determined by the Board, in its sole discretion, in respect of that Participant; and

8.2.7	the date on which any withdrawal request made under Rule 8.6 is approved by the Board.
8.3	The Company may make such arrangements as it considers necessary to enforce the restriction on disposal of Restricted Shares and Participants must agree to such arrangements.

8.4	Without limiting Rule 8.3, and subject to the Listing Rules, the Company may procure that an ASX holding lock be put on CDIs representing Restricted Shares while they are subject to the restriction on disposal under Rule 8.2.

8.5	Subject to the Listing Rules, the Company must not register any paper transfer that it receives in respect of any Restricted Shares.

8.6	A holder of Restricted Shares may apply in writing to the Board at any time to withdraw all or a portion of those Restricted Shares from the Plan and, subject to Rules 8.7 and 8.9, the Board must not unreasonably refuse to accept such an application.

8.7	The Board may in its absolute discretion refuse to accept an application to withdraw any Restricted Shares from the Plan:
8.7.1	if any debts owed by the holder to any Group Company have not been repaid or arrangements have not been made for repayment; or

8.7.2	where any of the circumstances set out in Rule 9.1.4 have occurred, unless the Group has been recompensed for any loss or damage suffered in those circumstances or arrangements satisfactory to the Board have been made.
8.8	Without limiting its powers, the Board may determine that the holder of Restricted Shares is to sell all or any of those Restricted Shares and apply the proceeds to repay any debt referred to in Rule 8.7.1 and/or to recompense the Group for any loss suffered as a result of any of the circumstances referred to in Rule 8.7.2 and pay any balance to the holder.

8.9	A holder of Restricted Shares must not lodge a withdrawal application in respect of any Restricted Shares if it would breach or may result in a breach of the insider trading provisions of Applicable Law and any approval of the withdrawal application may be withheld or delayed by the Board where, in its reasonable opinion, it forms the view that such approval is not appropriate at that time.

8.10	The Company is not liable and will not be held responsible to the holder of Restricted Shares for or in relation to any action taken or any inaction by the Company or the Board under Rules 8.6, 8.7 and 8.9.

8.11	An application for withdrawal served under Rule 8.6 is deemed to have been accepted by the Company by the lifting of any holding lock on the relevant Restricted Shares.

8.12	As soon as reasonably practicable after the restriction on disposal of a Share under Rule 8.2 no longer applies, the Company must procure that any restriction on dealing with that Share pursuant to these Rules no longer applies.

8.13	When a Share is no longer subject to the restriction on disposal in Rule 8.2, the Company must, as soon as reasonably practicable, procure that any holding lock on the CDI representing that Share is removed.
9	Lapse of Restricted Stock Units
9.1	A Restricted Stock Unit automatically lapses on the earliest to occur of the following times:
9.1.1	on exercise of the Restricted Stock Unit under Rule 7;

9.1.2	subject to Rule 6.2, if the Performance Conditions for the Restricted Stock Unit have not been met before the end of the Performance Period, at the end of the Performance Period;

9.1.3	if the Performance Conditions for the Restricted Stock Unit have been met during the Performance Period, the Board has given a notice to the Participant under Rule 6.4 and the Restricted Stock Unit is not exercised under Rule 7 during the Exercise Period, at the end of the Exercise Period;

9.1.4	if the Board becomes aware of circumstances which, in the reasonable opinion of the Board, indicate that the Participant who holds the Restricted Stock Unit has acted fraudulently, dishonestly or in a manner which is in breach of his or her obligations to the Company or any Group Company and the Board, in its absolute discretion, determines that the Restricted Stock Unit lapses (regardless of whether the Restricted Stock Unit may be exercised under Rule 7), on the day the Board makes its determination that the Restricted Stock Unit lapses;

9.1.5	subject to Rule 6.3, if the Participant who holds the Restricted Stock Unit ceases to be employed by any Group Company, on the Final Exercise Date;

9.1.6	subject to Rule 9.2, upon the effective time of a Change of Control Event, unless the transaction the subject of the Change of Control Event provides for the continuation or assumption of outstanding Restricted Stock Units by the surviving or successor entity or a parent company of that entity, or for the substitution of equivalent awards, as determined in the sole discretion of the Board, of the surviving or successor entity or a parent of that entity.
9.2	Holders of Restricted Stock Units that lapse under Rule 9.1.6 are permitted to exercise all of their Restricted Stock Units immediately before the Change of Control Event.
10	Limitation on Grants
10.1	No grant of Restricted Stock Units may be made under the Plan to an Eligible Participant and no Shares may be transferred or issued under the Plan if such grant, transfer, or issue would contravene any Applicable Law or these Rules.

10.2	No grant of a Restricted Stock Unit may be made under the Plan if the number of unissued Shares the subject of the Restricted Stock Unit grant, when aggregated with:
10.2.1	the number of Shares which would be issued were each outstanding offer under the Plan with respect to Restricted Stock Units to be accepted or exercised; and

10.2.2	the number of Shares issued previously pursuant to the Plan, would exceed 148,572 Shares.

10.3	Subject to Rule 10.2, no grant of a Restricted Stock Unit may be made under the Plan if the number of unissued Shares the subject of the Restricted Stock Unit grant when aggregated with:
10.3.1	the number of Shares which would be issued were each outstanding offer with respect to Shares, units of Shares, Restricted Stock Units, and options to acquire unissued Shares, being an offer made or option or right acquired pursuant to the Plan or any other employee share or option or right scheme extended only to employees or directors of the Company or an Associated Body Corporate of the Company to be accepted or exercised; and

10.3.2	the number of Shares issued during the previous five years pursuant to the Plan or any other employee share or option scheme extended only to employees or directors of the Company or an Associated Body Corporate of the Company;
but disregarding any offer made, or option or right acquired or Share issued by way of or as a result of:
10.3.3	an offer to a person situated at the time of receipt of the offer outside Australia;

10.3.4	an offer that did not need disclosure to investors because of section 708 of the Corporations Act;

10.3.5	an offer that did not require the giving of a Product Disclosure Statement because of section 1012D of the Corporations Act; or

10.3.6	an offer made under a disclosure document or Product Disclosure Statement, would exceed 5% of the total number of issued Shares as at the time of the grant of the Restricted Stock Unit.
10.4	The Board may elect not to grant Restricted Stock Units to Eligible Participants who are resident outside of the United States if it determines that the grants may be illegal or it would be impracticable to do so and the Board may formulate special terms and conditions, in addition to those set out in these Rules, to apply to Eligible Participants resident outside the United States.
11	Shares of Participants
11.1	Shares that are issued on the exercise of any Restricted Stock Units will rank equally with all Shares from the date of issue in all respects including in respect of voting rights, entitlements to participate in dividends and future issues offered to all Shareholders where the record date for determining entitlements falls on or after the date of issue.

11.2	The Company must make application to the ASX for official quotation of any CDIs that are delivered under the Plan that are not already quoted on the official list of the ASX as soon as practicable after delivery of those CDIs, so long as CDIs are quoted on the official list of the ASX at that time.

12	Rights Prior to Issuance of Shares
12.1	No Participant has the rights of a Shareholder with respect to Shares until the Shares have been issued upon the exercise of the Restricted Stock Units. The Company shall make no adjustment for dividends, distributions, or other rights for which the record date is before the date the Shares are issued.

12.2	Subject to Rules 12.3 and 12.4, unless Shares in respect of Restricted Stock Units held by a Participant have been issued or transferred, as applicable, to and registered in the name of the Participant before the record date for determining entitlements to the new issue, the Participant is not entitled to participate in any new issue of securities of the Company as a result of holding a Restricted Stock Unit.

12.3	If the Company makes a pro rata issue of securities to the holders of Shares (excluding an issue in lieu or in satisfaction of dividends or by way of dividend reinvestment) then:
12.3.1	if no amount is payable on the exercise of Restricted Stock Units, the number of Restricted Stock Units (or other terms and conditions, if any, applicable to the Restricted Stock Units) held by a Participant may be adjusted in such manner as the Board in its discretion determines. Such adjustment, if any, will be subject to the Listing Rules and any Applicable Law; and

12.3.2	if an amount is payable on the exercise of Restricted Stock Units, the exercise price will be changed as permitted by the Listing Rules.
12.4	If there is a reorganisation (including consolidation (reverse split), sub-division (stock split), split-up or similar transaction, spin-off, dividend, recapitalisation, merger or share exchange) of the issued capital of the Company other than as part of a transaction resulting in a Change of Control Event then the rights of a Participant (including the number of Shares to which each Participant is entitled on exercise of their Restricted Stock Units, the Exercise Price of their Restricted Stock Units, the maximum number of grants of Restricted Stock Units under the Plan and the type of shares that the Participant will be entitled to) will be changed at the discretion of the Board and without requiring the consent of Participants provided that any such changes comply with the Listing Rules (as applicable to options) applying to a reorganisation of capital at the time of the reorganisation.

12.5	For the purpose of this Rule 12, a fraction of a Share to which a Participant is entitled in respect of any other Restricted Stock Unit will be aggregated with all other fractions to which a Participant may become entitled in respect of any other Restricted Stock Units, but a fraction of a Share remaining after such aggregation will be disregarded.

12.6	In applying any provisions of this Rule 12 to adjust a number of Shares the subject of a Restricted Stock Unit or the Exercise Price of a Restricted Stock Unit, account will be taken of each prior event requiring adjustment under this Rule 12 so that the effect of successive applications of the provisions of this Rule 12 is cumulative.

12.7	Any calculations or adjustments which are required to be made under this Rule 12 will be made by the Board and, in the absence of manifest error, are final and conclusive and binding on the Company and the Participant.

12.8	The Company must within a reasonable period give to each Participant notice of any change under Rule 12 to the Exercise Price of any Restricted Stock Unit held by the Participant or to the number of Shares that the Participant is entitled to be issued on exercise of the Restricted Stock Unit.
13	Administration of the Plan
13.1	The Plan will be administered by the Board. The Board will have the power to:
13.1.1	make regulations and determine appropriate procedures for the administration and implementation of the Plan provided they are consistent with these Rules;

13.1.2	determine finally and conclusively all questions of fact or interpretation arising in connection with the Plan;

13.1.3	subject to the Listing Rules, waive or modify the application of these Rules in relation to any Participant or any proposed grant of Restricted Stock Units;

13.1.4	delegate such functions and powers, as it considers necessary for the efficient administration of the Plan, to any person capable of performing those functions and exercising those powers; and

13.1.5	take and rely upon independent professional or expert advice in or in relation to the exercise of any of their powers or discretions under this Plan.
13.2	Any power or discretion that is conferred on the Board by these Rules may be exercised by the Board in the interests or for the benefit of the Company. In exercising that power or discretion, the Board is not under any fiduciary or other obligation to any person.

13.3	Whenever the Board exercises a discretion pursuant to these Rules, the exercise of that discretion will be in the sole and absolute discretion of the Board and each decision will, in the absence of manifest error, be final and conclusive and binding upon Participants.

13.4	The Company must indemnify, and keep indemnified, to the full extent permitted by law, each person who is or has been an officer or director of the Company against all proceedings, actions, claims, demands, losses, liabilities, damages, costs and expenses which may be made, brought against, suffered or incurred by the person arising directly or indirectly out of or in connection with the administration of the Plan.

14	Amendment of these Rules
14.1	Subject to the Listing Rules and Rule 14.2, the Company may at any time by written instrument or by resolution of the Board, amend all or any of the provisions of these Rules (including this Rule 14).

14.2	No amendment of the provisions of these Rules is to reduce the rights of any Participant in respect of Restricted Stock Units acquired under the Plan by a Participant prior to the date of the amendment, other than:
14.2.1	an amendment introduced primarily:
(a)	to correct any manifest error or mistake; or

(b)	to comply with any Applicable Law; or
14.2.2	an amendment agreed to in writing by a Participant.
14.3	Subject to Rules 14.1 and 14.2, any amendment made pursuant to Rule 14.1 may be given such retrospective effect as is specified in the written instrument or resolution by which the amendment is made.
15	Attorney
15.1	Each Participant, in consideration of a grant made to them under these Rules, will be deemed to irrevocably appoint each officer and director of the Company, the Company and any person nominated from time to time by the Board or the Company (each an Attorney), severally, as the Participant’s attorney to complete and execute any documents including, without limiting the generality thereof, applications for Shares, transfers of Restricted Shares or any document or other agreement to give effect to these Rules or the terms of any grant made to a Participant under these Rules and to do all acts or things on behalf of and in the name of the Participant which may be convenient or necessary for the purpose of giving effect to the provisions of these Rules or the terms of any grant made to a Participant under these Rules and the Participant will be deemed to covenant that the Participant will ratify and confirm any act or thing done pursuant to this power and will release the Group, each officer and director of the Company and any Attorney from any liability whatsoever arising from the exercise of the powers conferred by this Rule and will indemnify and hold harmless the Group, each officer and director of the Company, each Group Company and any Attorney in respect thereof.
16	Rights of Participants
16.1	These Rules:
16.1.1	do not confer on any Participant the right to continue as an Employee;

16.1.2	do not affect any rights which any Group Company may have to terminate the employment of that Employee;

16.1.3	may not be used to increase damages in any action brought against any Group Company in respect of that termination; and

16.1.4	do not, of themselves, confer on a Participant the right to acquire any interest in any Share.
16.2	The value of a Share acquired under the Plan does not increase a Participant’s income for the purpose of calculating any employee benefits.

16.3	It is acknowledged and accepted by each Participant that the terms of the Plan do not form a part of the terms and conditions of the Participant’s employment contract, nor do the terms of the Plan constitute a contract or arrangement (including any related condition or collateral arrangement) in relation to the Participant’s employment contract.

16.4	Neither the Rules nor any Restricted Stock Units create or is to be construed to create a trust or separate fund of any kind or a fiduciary relationship between any Group Company and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive a payment from the Group with respect to a Restricted Stock Unit, that right is no greater than the right of any unsecured general creditor of the Company.
17	Termination, Suspension or Reinstatement of the Plan
17.1	The Board may by ordinary resolution, suspend, terminate or reinstate the operation of the Plan at any time. In the event of a suspension or termination these Rules will continue to operate with respect to any Restricted Stock Unit granted under the Plan prior to that suspension or termination.

17.2	In passing a resolution to terminate or suspend the operation of the Plan, the Board must consider and endeavour to ensure that there is fair and equitable treatment of all Participants.

17.3	It is a condition of these Rules that if the Plan is terminated or suspended at any time no compensation under any employment contract will arise as a result.
18	Governing Law
18.1	These Rules and the rights and obligations of the Group Companies and the Participants under these Rules are governed by the laws of Delaware, without regard to its conflict of laws principles.

18.2	Each Participant and each Group Company irrevocably and unconditionally agrees and submits to the personal jurisdiction and venue in the federal or state courts in the districts which include Framingham, Massachusetts with respect to any suits relating to the Restricted Stock Units.

19	Participation in Other Plans
19.1	The Company is not restricted to using the Plan as the only method of providing incentive rewards to Employees. The Company may continue to operate current incentive schemes or approve other incentive schemes.

19.2	Participation in the Plan does not affect, and is not affected by, participation in any other incentive or other scheme of the Company unless the terms of that scheme provide otherwise.
20	Relationship of Parties
20.1	The Board acts as a principal in the operation of the Plan and neither it, nor any of its members, acts as a trustee or agent of any Participant.
21	Advice
21.1	Participants should obtain their own independent advice at their own cost in relation to the financial, taxation and other implications arising for them as a result of their participation in the Plan.
22	Expenses and Withholding Taxes
22.1	All costs, expenses and charges incurred in the administration of the Plan must be paid by the Company.

22.2	No Group Company will be liable for any Tax payable by a Participant in respect of the acquisition or dealing with any Restricted Stock Units or any Shares issued pursuant to this Plan or otherwise.

22.3	At the time a Restricted Stock Unit is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Participant, by having accepted the Restricted Stock Unit, authorises withholding from payroll or any other payment of any kind due to the Participant and otherwise agrees to make adequate provision for all Taxes required by law to be withheld, if any, which arise in connection with the Restricted Stock Unit. The Company may require a Participant to make a cash payment to cover any withholding Tax obligation as a condition of exercise of the Restricted Stock Unit. If the Participant does not make such payment when requested, the Company may refuse to issue any Share, CDI or share certificate under the Plan until arrangements satisfactory to the Company for such payment have been made.

22.4	The Company may, in its sole discretion, permit a Participant to satisfy (in whole or in part) any withholding Tax obligation which may arise in connection with a Restricted Stock Unit either by:
22.4.1	electing to have the Company withhold, from the Shares to be issued upon exercise of Restricted Stock Units, that number of Shares; or

22.4.2	by electing to deliver to the Company already-owned Shares,
in either case having a fair market value equal to no more than the amount necessary to satisfy the statutory minimum withholding amount due.
23	Notices
23.1	Any notice or direction given under this Plan is validly given if it is handed to the person concerned or posted by ordinary prepaid post to the person’s last known address. Where a notice or other communication is given by post, it will be deemed to have been received 48 hours after it was put into the post correctly addressed and stamped.
24	Data Protection
24.1	By participating in the Plan, each Participant consents to the collection, use and dealing by, and disclosure to, the Company of personal data provided by the Participant pursuant to their participation in the Plan. This data will be treated in accordance with the Company’s privacy policy, a copy of which may be obtained from the secretary of the Company.
25	Certain Provisions May be Excluded
25.1	If (but for this Rule) a provision of the Rules would be illegal, void, unenforceable or contravene Applicable Law, the Rules are to be interpreted as if the provision was omitted.
26	United States Federal Tax Law Compliance
26.1	It is intended that all Restricted Stock Units granted under these Rules to a Participant who is a US Taxpayer at the time of receipt of the invitation to apply for the Restricted Stock Units or becomes a US Taxpayer at any time before the Final Exercise Date of such Restricted Stock Units shall fall within the short-term deferral provisions of United States Treasury Regulation Section 1.409A-1(b)(4) or otherwise be exempt from or comply with the provisions of Section 409A, and to the extent reasonably possible the Rules and the Restricted Stock Units granted thereunder shall be administered, interpreted and construed consistent with that intention.

26.2	Rule 26.1 shall not be construed as a guarantee by the Company or any Group Company of any particular tax effect to a Participant. No Group Company will be liable to a Participant for any payment or issuance of Shares made under these Rules or any Restricted Stock Units that is determined to result in an additional Tax, penalty, or interest under Section 409A.

26.3	Notwithstanding Rule 7.1.1, in the event that a US Taxpayer’s Restricted Stock Units become vested pursuant to Rule 6.3.3 and on the date of such vesting the Participant is a “specified employee” within the meaning of Section 409A, as determined in good faith by the Board, such Restricted Stock Units to the extent that they do not require payment of an Exercise Price will be deemed to have been validly exercised on the first Business Day that is more than six months after the date the Participant ceases to be employed by a Group Company and may not be exercised by the Participant earlier than such Business Day provided, however, that this delayed exercise provision shall be imposed only if the Restricted Stock Units are not otherwise exempt from Section 409A.
27	Compliance with Securities Laws; Listing and Registration
27.1	If at any time the Board determines that the delivery of Shares under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or United States federal or state securities laws, or applicable non-United States securities laws, the right to exercise a Restricted Stock Unit or receive Shares pursuant to a Restricted Stock Unit shall be suspended until the Board determines that such delivery is lawful. If at any time the Board determines that the delivery of Shares under the Plan is or may violate the rules of the securities exchange on which the Shares are then listed for trade, the right to exercise a Restricted Stock Unit or receive Shares pursuant to a Restricted Stock Unit shall be suspended until the Board determines that such delivery would not violate such rules. The Company shall have no obligation to effect any registration or qualification of the Shares under United States federal or state laws or applicable non-United States laws.
27.2	The Company may require that a Participant, as a condition to exercise of a Restricted Stock Unit, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Shares so acquired in violation of United States federal or state securities laws, or applicable non-United States securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Shares in compliance with applicable United States federal or state securities laws, or applicable non-United States securities laws. The stock certificates for any Shares issued pursuant to this Plan may bear a legend restricting transferability of the Shares unless such Shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or non-United States securities laws.
28	Dictionary
28.1	In these Rules, unless the context otherwise requires:

Applicable Law means any one or more or all, as the context requires, of:
(a)	the Corporations Act and any regulations to it;

(b)	the Listing Rules;

(c)	the charter of the Company;

(d)	any practice note, policy statement, class order, declaration, guideline, policy or procedure pursuant to the provisions of which any of the SEC, ASIC or ASX is authorised or entitled to regulate, implement or enforce, either directly or indirectly, the provisions of any of the foregoing statutes, regulations or rules or any conduct of any duly authorised person, pursuant to any of the abovementioned statutes, regulations or rules;

(e)	the United States Securities Act of 1933, as amended (including the rules thereunder), Exchange Act and any other applicable United States federal or state law, including without limitation the Delaware General Corporation Law.
ASIC means the Australian Securities and Investments Commission.
Associated Body Corporate of the Company means:
(a)	a related body corporate of the Company, within the meaning of section 50 of the Corporations Act;

(b)	a body corporate that has voting power in the Company of not less than 20%; or

(c)	a body corporate in which the Company has voting power of not less than 20%, where ‘voting power’ has the meaning in section 610 of the Corporations Act.
ASX means, as the context requires:
(a)	ASX Limited ACN 008 624 691 and any successor body corporate; or

(b)	the financial market operated by the body corporate referred to in paragraph (a).
Board means all or some of the directors of the Company acting as a board or a committee appointed by such Board.
Business day means any day, other than a Saturday, Sunday or public holiday, on which banks are open for business in Framingham, Massachusetts.
CDIs means CHESS Depositary Interests.
Change of Control Event means:
(a)	a Change of Ownership of Company;

(b)	a Change of Effective Control of the Company;

(c)	a Change of the Ownership of Assets of the Company; or

(d)	a liquidation or dissolution of the Company,

as described in these Rules and construed consistent with Section 409A of the Code. For the purposes of a Change of Control Event, fair market value is determined by the Board, and share ownership is determined under section 318(a) of the Code. A Change of Control Event excludes any transfer to a related person as described in Section 409A of the Code or a public offering of the Shares.
Change of Effective Control of the Company means the date on which a majority of members of the Company’s full board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s full board of directors before the date of the appointment or election.
Change of the Ownership of Assets of the Company means the date on which any one person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons), assets from the Company that have a total gross fair market value equal to or more than 51% of the total gross fair market value of all of the assets of the Company immediately before such acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
Change of Ownership of the Company means the date on which any one Person acquires, or Persons Acting as a Group acquire, ownership of Shares that, together with the Shares held by such Person or Persons Acting as Group, constitutes more than 50% of the total fair market value or total voting power of the Shares of the Company. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total fair market value or total voting power of the Shares of the Company, the acquisition of additional Shares by the same Person or Persons Acting as a Group is not considered to cause a Change of Ownership of the Company or to cause a Change of Effective Control of the Company. An increase in the percentage of Shares owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which the Company acquires its Shares in exchange for property will be treated as an acquisition of Shares.
Code means the United States Internal Revenue Code of 1986, as amended.
Company means HeartWare International Inc, a corporation incorporated in Delaware, USA.
Corporations Act means the Corporations Act 2001 (Cth).
Disability means the permanent inability, by reason of physical condition, mental illness or accident, of the person to perform substantially all of the duties of the position in which the person has been employed or appointed (as determined by the Board).
Eligible Participant means an Employee who is declared by the Board to be an Eligible Participant for the purposes of the Plan.

Employee means any full-time or part-time employee of any Group Company and includes any such employee on maternity leave, long service leave or other special leave as approved by the Board from time to time and also includes a director of any Group Company who is employed in an executive capacity by that company, but does not include:
(a)	a director of a Group Company who is not employed in an executive capacity by that company;

(b)	a director who is employed in an executive capacity by a Group Company but who has been given notice of dismissal as a director of that Group Company (or has given notice of resignation as a director of that Group Company); or

(c)	an employee (whether full-time or part-time) who has been given notice of dismissal for misconduct from employment with a Group Company (or has given notice of resignation from such employment in order to avoid such dismissal).
Exchange Act means the United States Securities Exchange Act of 1934, as amended, including the rules promulgated thereunder.
Exercise Period means, in respect of a Restricted Stock Unit, which has not lapsed, the period commencing on the day after the day on which the Board gives notice to the Participant who holds the Restricted Stock Unit under Rule 6.4, and ending on the Final Exercise Date.
Exercise Price means, in respect of a Restricted Stock Unit, the price (if any) which the holder of that Restricted Stock Unit must pay to the Company upon its exercise.
Fair Market Value means, with respect to the Shares, as at any date:
(a)	if the principal market for the Shares (as determined by the Board if the Shares are listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the closing price per Share on that date on the principal exchange or market on which the Shares are then listed or admitted to trading or, if no sale is reported for that date, the last preceding business day on which a sale was reported;

(b)	if the principal market for the Shares is not a national securities exchange or established securities market, the average of the highest bid and lowest asked prices for the Shares on that day as reported on a national quotation system or, if no prices are reported for that date, the last preceding business day on which prices were reported; or

(c)	if the Shares are neither listed or admitted to trading on an established exchange or market, nor are quoted by a national quotation system, the value determined by the Board in good faith.

With respect to property other than Shares, fair market value means the value of the property determined by such methods or procedures to be established from time to time by the Board in accordance with section 409A of the Code.
Final Exercise Date means for a Restricted Stock Unit that has not lapsed:
(a)	where the Participant continues to be employed by any Group Company, the date determined by the Board at the time of invitation to the Participant to apply for the Restricted Stock Unit or such other date as is determined under Rule 6.2, provided that it is no later than 10 years after the Grant Date of that Restricted Stock Unit;

(b)	where the Participant ceases to be employed by any Group Company and a notice under Rule 6.4 has been given to the Participant, the date being 6 months from and including the day on which the Participant ceased to be employed by any Group Company or the date set out in paragraph (a), whichever is earlier; or

(c)	where the Participant ceases to be employed by any Group Company and a notice under Rule 6.4 has not been given to the Participant, the date being the day on which the Participant ceased to be employed by any Group Company.
Grant Date means the grant date of Restricted Stock Units as specified in the invitation to Participants issued in accordance with clause 4.
Group means the Company and each Subsidiary of the Company and Group Company means any of them.
Listing Rules means, while the Company is admitted to the official list of the ASX, the official listing rules of the ASX and any other rules of the ASX that are applicable. In the event that the Shares become listed for trading on any other securities exchange or market, the term “Listing Rules” also shall mean the applicable rules of such exchange or market.
Participant means an Eligible Participant to whom Restricted Stock Units have been granted under the Plan.
Performance Conditions means, in relation to a Restricted Stock Unit, the conditions (if any), as determined by the Board, that must be satisfied during the Performance Period before a Restricted Stock Unit may vest.
Performance Period means, in respect of a Restricted Stock Unit, the period specified as the Performance Period in the invitation made in relation to that Restricted Stock Unit, being the period during which the Company will assess whether the Performance Conditions for the Restricted Stock Unit have been met, subject to these Rules.
Person means any individual, entity or group within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Shares of the Company in a registered public offering.

Persons Acting as a Group means persons who are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the corporation. If a Person owns shares in both corporations that enter into a merger, consolidation, purchase or acquisition of shares, or similar transaction, such shareholder is considered to be a Person Acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be Persons Acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own shares of the same corporation at the same time, or as a result of the same public offering.
Plan means the HeartWare International, Inc. Restricted Stock Unit Plan established and operated in accordance with these Rules.
Restricted Share means a Share held under the Plan that is subject to the restrictions under Rule 8.
Restricted Stock Unit means a right granted to acquire a Share under the Plan (whether by way of issue or transfer, at the Company’s election), subject to these Rules.
Retrenchment means a termination of an Employee’s employment where the employer company has made a definite decision expressly for the purpose of this provision that the employer no longer wishes the job the Employee has been doing to be done by anyone and this is not due to ordinary or customary turnover of labour or the Employee’s performance or any breach of the Employee’s terms of employment, and includes a situation where:
(a)	the Employee ceases to be employed by a Group Company because the employer company ceases to be a Subsidiary of the Company; or

(b)	the business in which the Employee is engaged is transferred outside the Group.
Rules means the rules governing the operation of the Plan set out in this document as amended in accordance with the Rules from time to time.
SEC means the United States Securities and Exchange Commission.
Section 409A means Section 409A of the Code.
Share means a fully paid share of the common stock of the Company, par value US$.001 per share in the form of either common stock or CDIs.
Subsidiary means an entity which is a subsidiary of the Company within the meaning of Division 6 of Part 1.2 of the Corporations Act or is a subsidiary or otherwise controlled by the Company within the meaning of any approved accounting standard.

Tax includes any tax, levy, charge, impost, GST, deduction, compulsory loan, duty or withholding which is assessed, levied or imposed by any government or any governmental, semi-governmental or judicial entity or authority and includes any interest, penalty, fine, charge, fee or other amount imposed on or in respect of the above.
US Taxpayer means a person who is subject to the provisions of the United States Internal Revenue Code of 1986, as amended, or any successor thereto, with respect to compensation for labour or services performed in the United States.
29	Interpretation

29.1	In these Rules, unless the contrary intention appears:
29.1.1	references to any legislation or any provision of any legislation includes any modification, re-enactment or replacement of the legislation or any legislative provision substituted for, and all legislation and statutory instruments and regulations issued under, the legislation;

29.1.2	words importing the singular include the plural and vice versa;

29.1.3	references to any document (including these Rules) include references to that document as amended, consolidated, novated, supplemented or replaced from time to time;

29.1.4	a reference to ‘amendment’ includes addition, alteration, deletion, extension, modification and variation; and

29.1.5	references to the exercise of a power or discretion include a decision not to exercise the power or discretion.
29.2	Headings are used for convenience only and do not affect the interpretation of these Rules.

29.3	A Participant does not cease to be employed by or to be an executive director of any Group Company where the Participant ceases to be employed by or ceases to be an executive director of one Group Company but contemporaneously commences employment with or contemporaneously is appointed as an executive director of another Group Company.

Appendix 11
Summary of the HeartWare International 2008 Stock Incentive Plan
Background and Purpose of the HeartWare International 2008 Stock Incentive Plan
The HeartWare International 2008 Stock Incentive Plan (2008 Plan) has been adopted by HeartWare International to promote long-term growth and profitability by:
•	providing key people with incentives to improve the value of the HeartWare International Shares and contribute to the growth and financial success of HeartWare International; and

•	enabling HeartWare International to attract, retain and reward the best available people.
The 2008 Plan is a typical plan for US issuers and is designed to comply with US law and ASX requirements. The provisions of the 2008 Plan are consistent with important US tax considerations relevant to HeartWare International which are not currently provided for in the Company’s current Employee Share Option Plan and Performance Rights Plan.
Eligibility and Participation
Participation in the 2008 Plan is open to all employees, officers, directors and other individuals that provide services to HeartWare International or any affiliate of HeartWare International, as the administrator of the 2008 Plan may select from time to time.
The administrator may also grant awards to individuals in connection with their hiring, retention or other related circumstance prior to the date that the relevant individual first performs those services for HeartWare International or any affiliate, however, no awards may vest or become exercisable and no shares may be issued prior to the individual commencing performance of those services.
As at [insert nearest practicable date] 2008, [insert number] non-employee directors and approximately [insert number] employees and other individuals providing services to HeartWare International or any of its affiliates are eligible to participate in the 2008 Plan.
Types of awards that may be granted under the 2008 Plan
The 2008 Plan provides for the grant of stock options, stock appreciation rights, and other stock-based awards (including performance awards), which may be granted separately or in tandem with other awards.
The administrator will be responsible for determining the prices, expiration dates, and other material conditions governing the exercise of the awards granted under the 2008 Plan.
HeartWare International or any of its affiliates may make or guarantee loans to assist award holders in the exercise of awards or to satisfy any withholding tax obligations arising from awards granted under the 2008 Plan, to the extent permitted by law.

Types of awards which may be granted under the 2008 Plan include:
Stock Options. The administrator may grant tax qualified incentive stock options, as defined in section 422 of the Internal Revenue Code or nonqualified stock options. However, only employees of HeartWare International or its subsidiaries may receive tax-qualified incentive stock options.
All stock options must have an exercise price equal to or above the fair market value of HeartWare International Shares or CDIs on the date of grant and a term of no longer than 10 years.
An optionholder may pay the exercise price in cash, by tendering HeartWare International Shares or CDIs, by a combination of cash and HeartWare International Shares or CDIs or by any other means that the administrator approves.
Stock Appreciation Rights. The administrator may grant stock appreciation rights which entitle the holder to receive a payment in cash, HeartWare International Shares or CDIs or a combination of both, having an aggregate value, which is equal to the excess(if any) on the date of exercise of the fair market value of the underlying shares on that date over the base price of the shares specified in the grant agreement.
The base price per share specified in the grant agreement cannot be less than the lower of the fair market value of HeartWare International Shares or CDIs on the grant date or the exercise price of any tandem stock option award to which the stock appreciation right is related.
Stock-Based Awards. The administrator may grant stock-based awards in such amounts, on such terms and conditions and for such consideration (including no consideration or such minimum consideration as may be required by law), as the administrator shall determine.
A stock award may be restricted or unrestricted and may be denominated in:
•	cash;

•	HeartWare International Shares or CDIs, or other securities, phantom stock, stock equivalent units, stock appreciation units, securities or debentures convertible into HeartWare International Shares or CDIs, or any combination of these.
These awards can be paid by way of issue of HeartWare International Shares or CDIs or other securities, cash or a combination of both HeartWare International Shares or CDIs, other securities or cash.
Performance Awards. The administrator may grant stock-based awards in a manner which constitutes them as “qualified performance-based compensation” within the meaning of section 162(m) of the Internal Revenue Code.
The administrator may determine that the grant of, or lapse of restrictions with respect to performance-based stock awards may be based upon one or more performance measures or objective performance targets to be attained relative to those performance measures.

Performance targets may include minimum, maximum or target levels of performance, with the size of the performance-based stock award or the lapse of restrictions based on the level of performance attained.
The administrator is authorised to make adjustments to the method of calculating the attainment of performance measures or targets in recognition of:
•	extraordinary or non-recurring items;

•	changes in tax laws;

•	changes in generally accepted accounting principles or accounting policies;

•	changes related to restructured or discontinued operations;

•	the restatement of prior period financial results; or

•	any other unusual, non-recurring gain or loss that is separately identified and quantified in HeartWare International’s financial statements, provided that the administrator’s decision is made as to whether such adjustments will be made with respect to any covered employee, within the meaning of section 162(m) of the Internal Revenue Code and is determined when the performance targets are established for the applicable performance period.
The administrator may also, at its sole discretion, modify the performance results upon which awards are based under the 2008 Plan to offset any unintended results arising from events not anticipated when performance measures and targets were established provided that such adjustment is permitted by section 162(m) of the Internal Revenue Code.
For this purpose, “performance measures” means the criteria established by the administrator in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies and which relate to any of the following, as it may apply to an individual, one or more business unit(s), divisions or subsidiaries or the whole of HeartWare International:
•	revenue;

•	earnings before interest, tax, depreciation and amortisation (EBITDA);

•	operating income;

•	pre or after tax income;

•	cash flow;

•	cash flow per share;

•	net earnings;

•	earnings per share;

•	price-to-earnings ratio;

•	return on equity;

•	return on invested capital;

•	return on assets;

•	growth in assets;

•	share price performance;

•	economic value added;

•	total shareholder return;

•	improvement in or attainment of expense levels;

•	improvement in or attainment of working capital levels;

•	relative performance to a group of companies comparable to HeartWare International; and

•	strategic business criteria consisting of one or more objectives based on HeartWare International meeting specified goals relating to revenue, market penetration, business expansion, costs, clinical trials, product feasibility studies, regulatory submissions, regulatory approvals, or acquisitions or divestitures.
The benefits or amounts that will be allocated (or would have been allocated, if the 2008 Plan had been in effect) to any participant or group of participants are indeterminable at the date of this Information Memorandum because participation and the types of awards (including options) available under the 2008 Plan are subject to the discretion of the administrator.
Shares available under the 2008 Plan
The initial number of HeartWare International Shares or CDIs which may be issued with respect to awards granted under the 2008 Plan will not exceed an aggregate of 469,140 shares (referred to as the Share Reserve).
Commencing 1 January 2009, and on each anniversary of that date until 1 January 2018, the Share Reserve will automatically adjust so that it will equal thirteen percent (13%) of the weighted average number of HeartWare International Shares or CDIs which are outstanding at that time. This number is the number determined by HeartWare International to calculate basic earnings or loss per share for the preceding fiscal year, reduced by the sum of:
•	any HeartWare International Shares or CDIs granted pursuant to awards under the 2008 Plan; and

•	any HeartWare International Shares or CDIs subject to any outstanding award under the 2008 Plan, the HeartWare International Employee Stock Option Plan or the HeartWare International Restricted Stock Unit Plan.

Notwithstanding the foregoing, the board of directors of HeartWare International may, prior to the first day of any calendar year, determine that there will be no increase in the Share Reserve for that calendar year or determine that the increase in the Share Reserve for that calendar year will be a lesser number of HeartWare International Shares or CDIs than would otherwise occur in accordance with the above formula.
In addition, HeartWare International Shares or CDIs may be issued in connection with a merger or acquisition as permitted by applicable rules of the principal stock exchange or market on which HeartWare International Shares or CDIs are listed. Such issue will not reduce the number of shares available for issue under the 2008 Plan.
If any:
•	award issued under the 2008 Plan has for any reason expired or otherwise terminated, in whole or in part, without having been exercised in full;

•	HeartWare International Shares or CDIs issued to an award holder under the 2008 Plan are forfeited, or bought back by HeartWare International because of the failure to meet a contingency or condition required for the vesting of such shares; or

•	awards issued under the 2008 Plan are settled in cash,
then the HeartWare International Shares or CDIs not issued pursuant to such award, or forfeited or bought back by HeartWare International, will revert and become available for re-issue under the 2008 Plan.
If any HeartWare International Shares subject to an award are not delivered to the award holder under the 2008 Plan because those shares are withheld for the payment of taxes or because the award has been exercised through a reduction of shares the subject of the award (i.e. net exercised) or where an appreciation distribution in respect of a stock appreciation right is paid in HeartWare International Shares or CDIs, the number of shares subject to the award that are not delivered to the award holder will remain available for subsequent issue under the 2008 Plan.
If the exercise price of any award is satisfied by tendering of HeartWare International Shares or CDIs held by the award holder (either by actual delivery or attestation), then the number of shares so tendered will remain available for issue under the 2008 Plan.
Notwithstanding the above, of the total shares that are authorised for issue under the Plan, not more than 469,140 shares will be available for issue pursuant to tax-qualified incentive stock options intended to qualify under section 422 of the Internal Revenue Code. In addition, the maximum number of HeartWare International Shares or CDIs subject to awards of any combination which may be granted during any one calendar year to any one individual under the 2008 Plan will be limited to one-third of the total number of shares available for issue under the 2008 Plan as at its effective date.
Each of the limits described above will be adjusted to reflect any stock dividends, stock splits, split ups, recapitalisations, mergers, consolidations, business combinations, exchanges of shares or anything similar.

The Shares to be issued under the 2008 Plan will be shares of authorised but unissued or reacquired HeartWare International Shares or CDIs or treasury shares, including shares bought back by HeartWare International on the open market.
As of [            ] 2008, the fair market value of an ordinary share of the Company, determined by the last reported sale price per share on that date as quoted on ASX, was $[insert amount]. On implementation of the Share Scheme, a HeartWare International Share or CDI is expected to have a fair market value of approximately 35 times the fair market value of an ordinary share of the Company on the Implementation Date.
As at the date of this Information Memorandum, no awards have been granted under the 2008 Plan.
Adjustments to Awards
In the event of a stock dividend, stock split or reverse stock split affecting HeartWare International Shares or CDIs:
•	the maximum number of shares for which awards may be granted under the 2008 Plan and the maximum number of shares with respect to which awards may be granted during any one fiscal year to any individual; and

•	the number of shares covered by and the exercise price and other terms of outstanding awards, will be adjusted to reflect such event.
Except as stated above, in the event of any change affecting HeartWare International Shares or CDIs, HeartWare International or its capitalisation, by reason of a spin-off, split-up, dividend, recapitalisation, merger, consolidation, or share exchange (other than any such change that is part of a transaction resulting in a “Change in Control” of HeartWare International (as defined in the 2008 Plan)), the administrator, in its discretion and without the consent of the holders of the awards, may make:
•	appropriate adjustments to the maximum number and type of shares reserved for issue or with respect to which awards may be granted under the 2008 Plan (in the aggregate, with respect to any individual during any one calendar year and with respect to which awards that are intended to be tax-qualified as incentive stock options under the Internal Revenue Code); and

•	any adjustments in outstanding awards, including, but not limited to, modifying the number, kind and price of securities subject to awards.
In the event of any transaction resulting in a “Change in Control” of HeartWare International (as defined in the 2008 Plan), outstanding stock options and other awards which are payable or convertible into HeartWare International Shares or CDIs will terminate on the effective time of the “Change in Control”, unless provision is made for the continuation, assumption, or substitution of the awards by the surviving or successor entity or its parent.

In the event of a termination, the outstanding stock options and other awards that will terminate upon the effective time of the Change in Control will become fully vested immediately before the effective time of the Change in Control, and the holders of stock options and other awards under the 2008 Plan will be permitted, immediately before the “Change in Control,” to exercise or convert all portions of the awards that are then exercisable or convertible.
Further, in the event that a “Change in Control” of HeartWare International (as defined in the 2008 Plan) occurs after a performance-based stock award has been granted but before completion of the applicable performance period, such award will become payable (or the lapse restrictions will lapse, as applicable) as at the date of the Change in Control.
Without the consent of award holders, the administrator may make adjustments to the terms and conditions of, and the criteria included in, awards in recognition of unusual or non-recurring events affecting HeartWare International, the financial statements of HeartWare International or any affiliate, changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2008 Plan.
Amendment and Termination
HeartWare International’s board of directors may terminate, amend or modify the 2008 Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules, without stockholder approval.
Compliance with ASX Listing Rules
While HeartWare International remains listed on ASX, the board of HeartWare International and the administrator agree that they will not make any amendments, issue any awards or take any action under the 2008 Plan unless such action complies with the Listing Rules.
US Federal Income Tax Consequences
The following is a general summary of the US federal income tax treatment of stock options, which are authorised for grant under the 2008 Plan, based upon the provisions of the Internal Revenue Code as at the date of this Information Memorandum. Non-US residents should consult with their tax adviser regarding the specific tax consequences as a result of the grant of awards under the 2008 Plan in their country of origin.
This summary is not intended to be exhaustive and the exact tax consequences to any award holder will depend upon his or her particular circumstances and other facts. 2008 Plan participants should consult their tax advisor with respect to any state, local and non-US tax considerations or relevant federal tax implications of options granted under the 2008 Plan.
Incentive Stock Options. An optionholder will recognise no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option which qualifies under section 422 of the Internal Revenue Code.
Optionholders who neither dispose of their shares within two years of the date that the option was granted or within one year following the exercise of the option, will normally recognise a capital gain or loss on the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.

If an optionholder satisfies these holding periods, on the sale of the shares, HeartWare International will not be entitled to any deduction for US federal income tax purposes.
Where an optionholder disposes of shares within two years after the date of grant of those options or within one year after the date of exercise (a disqualifying disposition), the difference between the fair market value of the shares on the exercise date and the option exercise price (which is not to exceed the gain realised on the sale, if the disposition is a transaction with respect to which a loss, if sustained, would be recognised) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognised, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognised by the optionholder on the disqualifying disposition of the shares will generally result in a deduction by HeartWare International for US federal income tax purposes.
Nonqualified Stock Options. Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status.
An optionholder generally recognises no taxable income as a result of the grant of the option. On the exercise of a nonqualified stock option, the optionholder normally recognises ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Where the optionholder is an employee, such ordinary income will generally be subject to withholding of income and employment taxes.
On the sale of shares acquired by the exercise of a nonqualified stock option, any gain or loss, (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as a capital gain or loss. No tax deduction is available to HeartWare International with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. HeartWare International should generally be entitled to a deduction equal to the amount of ordinary income recognised by the option holder as a result of the exercise of a nonqualified stock option.
Deductibility of Compensation
The Internal Revenue Code allows publicly held corporations to deduct compensation which is in excess of US$1 million paid to the corporation’s chief executive officer and or any of its three other most highly compensated executive officers (excluding the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance goals and where certain statutory requirements are satisfied.
It is intended that compensation arising from awards granted under the 2008 Plan that are based on performance goals, and stock options and stock appreciation rights, are to be deductible by HeartWare International as qualified performance-based compensation not subject to the US$1 million limitation on deductibility under the Internal Revenue Code.
Despite this, the board of directors of HeartWare International reserves the right to grant awards under the 2008 Plan that do not result in qualified performance-based compensation and, as such, may not entitle HeartWare International to a tax deduction.

Appendix 12
HeartWare International, Inc 2008 Stock Incentive Plan

HEARTWARE INTERNATIONAL, INC.
2008 STOCK INCENTIVE PLAN
1.	Establishment, Purpose and Types of Awards
HeartWare International, Inc, a Delaware corporation (the “Company”), hereby establishes the HeartWare International, Inc 2008 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best-available persons.
The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.
2.	Definitions
Under this Plan, except where the context otherwise indicates, the following definitions apply:
(a)	“Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.
(b)	“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.
(c)	“ASX” means ASX Limited ACN 008 624 691 or the securities market which it operates, as the context requires.
(d)	“Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award.
(e)	“Board” means the Board of Directors of the Company.
(f)	“Business Day” means any day that is not Saturday, Sunday or a public holiday, on which banks are open for business in Framingham, Massachusetts.
(g)	“Change in Control” means: a (i) Change in Ownership of the Company, (ii) Change in Effective Control of the Company, or (iii) Change in the Ownership of Assets of the Company, all as described herein and construed in accordance with Code section 409A.

(i)	A Change in Ownership of the Company shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of the Company that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of the Company. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of the Company or to cause a Change in Effective Control of the Company (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock.
(ii)	A Change in Effective Control of the Company shall occur on the date a majority of members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election.
(iii)	A Change in the Ownership of Assets of the Company shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from the Company that have a total gross fair market value equal to or more than 51% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
The following rules of construction apply in interpreting the definition of Change in Control:
(A)	A Person means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the capital stock of the Company in a registered public offering.
(B)	Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

(C)	A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of the Company.
(D)	For purposes of this Section 2(f), Code section 318(a) applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation section 1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.
(h)	“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
(i)	“Common Stock” means shares of common stock of the Company, par value of US$.001 per share.
(j)	“Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.
(k)	“Fair Market Value” means, with respect to the Common Stock, as of any date:
(i)	if the principal market for the Common Stock (as determined by the Board if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the closing price per share of Common Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, the last preceding Business Day on which a sale was reported;
(ii)	if the principal market for the Common Stock is not a national securities exchange or established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that day as reported on a national quotation system or, if no prices are reported for that date, the last preceding Business Day on which prices were reported;
(iii)	if the Common Stock is neither listed or admitted to trading on an established exchange or market, nor is quoted by a national quotation system, the value determined by the Board in good faith.
(iv)	With respect to property other than Common Stock, Fair Market Value means the value of the property determined by such methods or procedures to be established from time to time by the Board in accordance with Code section 409A.
(l)	“Listing Rules” means the official listing rules of ASX as amended from time to time and any other rules of the ASX that are applicable.

(m)	“Performance Measures” shall mean criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions or subsidiaries, or on a Company-wide basis, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies: revenue; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; price-to-earnings ratio; return on equity; return on invested capital; return on assets; growth in assets; share price performance; economic value added; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; relative performance to a group of companies comparable to the Company, and strategic business criteria consisting of one or more objectives based on the Company’s meeting specified goals relating to revenue, market penetration, business expansion, costs, clinical trials, product feasibility studies, regulatory submissions, regulatory approvals, or acquisitions or divestitures.
3.	Administration
(a)	Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time. To the extent allowed by applicable state law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.
(b)	Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.
The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; provided, however, that no such waiver or acceleration of lapse restrictions shall be made with respect to a performance-based stock award granted to an executive officer of the Company if such waiver or acceleration is inconsistent with Code section 162(m) and the Committee had determined that qualification of such award under Code section 162(m) is desirable; (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, to establish, amend, rescind and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.
(c)	Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(d)	Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.
(e)	Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.
(f)	Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.
4.	Shares Available for the Plan; Maximum Awards
(a)	Share Reserve. Subject to adjustments as provided in Section 7(d) of the Plan, upon the effective date of the Plan, the total number of shares of Common Stock reserved and available for grant and issuance pursuant to this Plan will be equal to 469,140 shares (the “Share Reserve”). Commencing January 1, 2009, and on each January 1st thereafter through January 1, 2018, the Share Reserve will automatically adjust so that it will equal (i) thirteen percent (13%) of the weighted average number of shares of Common Stock outstanding, as that number is determined by the Company to calculate basic earnings (loss) per share for the preceding fiscal year; reduced by (ii) the sum of (A) any shares of Common Stock granted pursuant to Awards under the Plan, and (B) any shares of Common Stock subject to any outstanding Award under the Plan, the HeartWare International, Inc. Employee Share Option Plan or the HeartWare International, Inc. Restricted Stock Unit Plan. Notwithstanding the foregoing, the Board may act, prior to the first day of any calendar year, to provide that there shall be no increase in the Share Reserve for such calendar year or that the increase in the Share Reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 or other applicable rule of the principal exchange or market on which the Common Stock is listed for trade and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b)	ISO Limit. Notwithstanding the foregoing, not more than 469,140 shares, subject to adjustments as provided in Section 7(d) of the Plan, of the total shares authorized for issuance under the Plan shall be available for issuance pursuant to incentive stock options intended to qualify under Code section 422.
(c)	Reversion of Shares to the Share Reserve. If any (i) Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to an Award recipient pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) an Award is settled in cash, then the shares of Common Stock not issued under such Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to an Award are not delivered to an Award recipient because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”) or an appreciation distribution in respect of a stock appreciation right is paid in shares of Common Stock, the number of shares subject to the Award that are not delivered to the Award recipient shall remain available for subsequent issuance under the Plan. If the exercise price of any Award is satisfied by tendering shares of Common Stock held by the Award recipient (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.
(d)	Code section 162(m) Limit. Subject to adjustments as provided in Section 7(d) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to one-third of the total number of shares issuable under the Plan, pursuant to Section 4(a), as of the Plan’s effective date.
(e)	Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock or treasury shares, including shares repurchased by the Company on the open market. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Common Stock, or as treasury Common Stock, at least the number of shares of Common Stock required to fulfil the Company’s obligations under such Awards, or otherwise assure itself of its ability to perform its obligations thereunder.

5.	Participation
Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.
6.	Awards
The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the issuance of, exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.
(a)	Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Code section 422. Options must have an exercise price at least equal to Fair Market Value as of the date of grant and may not have a term in excess of ten years’ duration. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.
(b)	Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the lower of the Fair Market Value on the grant date or the exercise price of any tandem stock option Award to which the SAR is related. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c)	Stock Awards.
(i)	The Administrator may from time to time grant stock awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock award may be denominated in Common Stock or other securities, stock-equivalent units, securities or debentures convertible into Common Stock, or any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.
(ii)	The Administrator may grant stock awards in a manner constituting “qualified performance-based compensation” within the meaning of Code section 162(m). The grant of, or lapse of restrictions with respect to, such performance-based stock awards shall be based upon one or more Performance Measures and objective performance targets to be attained relative to those Performance Measures, all as determined by the Administrator. Performance targets may include minimum, maximum and target levels of performance, with the size of the performance-based stock award or the lapse of restrictions with respect thereto based on the level attained. The Administrator shall be authorized to make adjustments in the method of calculating attainment of Performance Measures and performance targets in recognition of: (A) extraordinary or non-recurring items; (B) changes in tax laws; (C) changes in generally accepted accounting principles or changes in accounting policies; (D) charges related to restructured or discontinued operations; (E) restatement of prior period financial results; and (F) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company’s financial statements; provided that the Administrator’s decision as to whether such adjustments will be made with respect to any Covered Employee, within the meaning of Code section 162(m), is determined when the performance targets are established for the applicable performance period. Notwithstanding the foregoing, the Administrator may, at its sole discretion, modify the performance results upon which Awards are based under the Plan to offset any unintended results arising from events not anticipated when the Performance Measures and performance targets were established; provided, that such adjustment is permitted by Code section 162(m). In the event that a Change in Control occurs after a performance-based stock award has been granted but before completion of the applicable performance period, such Award shall become payable (or the lapse restrictions shall lapse, as applicable) as of the date of the Change in Control.
7.	Miscellaneous
(a)	Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(b)	Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.
(c)	Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.
(d)	Adjustments for Corporate Transactions and Other Events.
(i)	Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, the maximum number of shares available for issuance pursuant to incentive stock options intended to qualify under Code section 422, and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.
(ii)	Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

(iii)	Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and other Awards that are payable in or convertible into Common Stock under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof. In the event of such termination, (A) the outstanding stock options and other Awards that will terminate upon the effective time of the Change in Control shall become fully vested immediately before the effective time of the Change in Control, and (B) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control.
(iv)	Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan provided always that the rights of holders of Awards will be changed to the extent necessary to comply with the Listing Rules applying to a reorganization of capital at the time of the reorganization.
(e)	Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.
(f)	Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(g)	Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(h)	Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or United States federal or state securities laws, or applicable non-United States securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may violate the rules of the national exchange on which the shares are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. The Company shall have no obligation to effect any registration or qualification of the Common Stock under United States federal or state securities laws, or applicable non-United States securities laws.
The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of United States federal or state securities laws, or applicable non-United States securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable United States federal or state securities laws, or applicable non-United States securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or applicable non-United States securities laws.
(i)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(j)	Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

(k)	Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
(l)	Listing Rules. While the Company remains listed on ASX, the Company and the Administrator agree that they will not make any amendments to this Plan or issue any Awards or take any other action unless such action complies with the Listing Rules.
(m)	No person to whom an award is made pursuant to this Plan has the rights of a stockholder with respect to Common Stock until the Common Stock have been issued upon the exercise of an Award and the Company shall make no adjustment for dividends, distributions or other rights for which the record date is before the date the Common Stock are issued.

Appendix 13
Summary of CDIs
1	Definitions
Capitalised terms used in this Appendix and not otherwise defined have the same meanings as set out in the Glossary of the Information Memorandum.
2	Introduction
HeartWare International intends to participate in the electronic transfer system known as CHESS operated by ASTC.
CHESS cannot be used directly for the transfer of securities of companies domiciled in certain foreign jurisdictions, such as the United States of America. To enable companies such as HeartWare International to have their securities cleared and settled electronically through CHESS, depositary interests called CDIs are issued.
CDIs confer holders with beneficial ownership in foreign securities such as HeartWare International Shares, with the legal title to such shares held by an Australian depositary entity. HeartWare International has appointed CHESS Depositary Nominees Pty Ltd (CDN), a subsidiary of ASX, to act as its Australian depositary.
Each CDI holder will receive a holding statement which sets out the number of CDIs held by the CDI holder and the reference number of the holding. These holding statements will be provided to a holder when a holding is first established and if there is a change in the holdings of CDIs.
A summary of the rights and entitlements of HeartWare International CDI holders and CDI holders generally is set out below. Further information about CDIs is available from ASX, any stockbroker or the Company’s share registry.
3	Number of CDIs issued in relation to HeartWare International Shares
Each Scheme Shareholder (unless they otherwise elect) will receive one CDI for every Share that they hold at the Scheme Record Date. Each CDI will represent an interest in one thirty-fifth of a HeartWare International Share.
Fractional entitlements to HeartWare International Shares offered under the Share Scheme will be rounded down to the nearest whole number of HeartWare International Shares or nearest multiple of 35 CDIs after aggregating all holdings of a Scheme Shareholder.
4	Cessation of trading in Shares
Suspension of trading on ASX in the Company’s Shares will occur from the close of trading on the date on which the Company lodges the Court order approving the Share Scheme with ASIC (being the Effective Date).
Deferred settlement trading of CDIs representing HeartWare International Shares will commence on ASX after trading of the Shares is suspended.

As soon as practicable after the Implementation Date, the Company will apply for termination of the official listing of its Shares on ASX.
5	Trading in CDIs on ASX on implementation of the Proposed Transaction
On the day after the Effective Date, trading in CDIs will commence initially on a deferred settlement basis and, after that, will recommence on a normal T+ 3 settlement basis on [ ] 2008, being the Business Day following the despatch of holding statements.
Former Shareholders trading on a deferred settlement basis and before the issue of holding statements in respect of their CDIs representing HeartWare International Shares do so at their own risk. The proceeds from the sale of securities sold on a deferred settlement basis will not be received until after the deferred settlement period has ended.
Those former Shareholders who do not choose to deal with their securities on a deferred settlement basis will be issued with Share Scheme Consideration and corresponding holding statements within 5 Business Days after the Implementation Date by pre-paid post at their respective addresses as shown in the Share Register (or at such other address as they instruct the Company’s share registry).
6	Voting
If holders of CDIs wish to attend HeartWare International general meetings, they will be able to do so. Under the ASX Listing Rules, HeartWare International, as an issuer of CDIs, must allow CDI holders to attend any meeting of the holders of the underlying securities unless relevant US law at the time of the meeting prevents CDI holders from attending those meetings.
In order to vote at such meetings, CDI holders have the following options:
•	instructing CDN, as the legal owner, to vote the HeartWare International Shares underlying their CDIs in a particular manner. The instruction form must be completed and returned to HeartWare International’s share registry prior to the meeting;
•	informing HeartWare International that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the general meeting;
•	converting their CDIs into a holding of HeartWare International Shares and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on ASX, it would be necessary to convert HeartWare International Shares back to CDIs). This must be done prior to the record date for the meeting. See section 7 below for further information regarding the conversion process.
As holders of CDIs will not appear on HeartWare International’s share register as the legal holders of HeartWare International Shares, they will not be entitled to vote at HeartWare International shareholder meetings unless one of the above steps is undertaken.
Proxy forms and details of these alternatives will be included in each notice of meeting sent to CDI holders by HeartWare International.

7	Converting from a CDI holding to a direct holding of HeartWare International
CDI holders who wish to convert their ASX listed CDIs to HeartWare International Shares can do so by instructing HeartWare International’s Australian share registry, either:
•	directly in the case of CDIs on the issuer sponsored sub-register operated by HeartWare International. CDI holders will be provided with a form entitled “Removal Form” for completion and return to Computershare Investor Services Pty Limited, GPO Box 2975, Victoria, Australia 3001;
•	through their ‘sponsoring participant’ (usually your broker) in the case of CDIs which are sponsored on the CHESS subregister. In this case, your sponsoring broker will arrange for completion of the relevant form and its return to Computershare.
HeartWare International’s Australian share registry will then arrange for the transfer of HeartWare International Shares from CDN to the former CDI holder and issue to the former CDI holder a corresponding share certificate. This will cause HeartWare International Shares to be registered in the name of the holder on the HeartWare International share register and trading on ASX will no longer be possible.
It is expected that this process will be completed on the same day, provided that the share registry is in receipt of a duly completed and valid removal request form. However, no guarantee can be given about the time for this conversion to take place.
The share registry will not charge an individual securityholder or HeartWare International a fee for transferring CDI holdings into HeartWare International Shares.
A holder of HeartWare International Shares will not be able to trade those shares on ASX. However, holders of HeartWare International Shares may be able to trade those shares on NASDAQ, should HeartWare International apply for admission to NASDAQ at some point in the future.
8	Converting from a direct holding of HeartWare International to a CDI
If holders of HeartWare International Shares wish to convert their holdings to CDIs, they can do so by contacting Computershare. Computershare will not charge a fee to a shareholder seeking to convert HeartWare International Shares to CDIs.
In this instance, underlying HeartWare International Shares will be transferred to CDN and a holding statement for the CDIs will be issued to the relevant securityholder. No trading in the CDIs can take place on ASX until this transfer process is complete.
9	Communication with CDI holders
CDI holders will receive all notices and company announcements (such as annual reports) that Shareholders are entitled to receive from HeartWare International.
10	Dividends and other shareholder entitlements
The ASTC Settlement Rules have the force of law by virtue of the Corporations Act. These rules grant CDI holders the right to receive any dividends and other entitlements which attach to HeartWare International Shares.

Despite legal title to HeartWare International Shares being vested with CDN, the ASTC Settlement Rules provide that CDI holders are to receive all direct economic benefits and other entitlements in relation to the underlying shares (such as the right to receive the same dividends, rights issues and bonus issues).
11	Local and international trading in CDIs
CDI holders who wish to trade their CDIs will be transferring beneficial interest in HeartWare International Shares rather than legal title. The transfer will be settled electronically by delivery of the relevant CDI holdings through CHESS.
12	Takeovers
If a takeover bid is made in respect of HeartWare International Shares of which CDN is the registered holder, under the ASTC Settlement Rules CDN must not accept the offer made under the takeover bid except to the extent that acceptance is authorised by the relevant CDI holder.
13	Fees
A CDI holder will not incur any additional fees or charges as a result of holding CDIs rather than HeartWare International Shares.
14	Further Information
For further information in relation to CDIs and the matters referred to above, please refer to ASX website www.asx.com.au or contact your stockbroker or the Company’s share registry at the details provided below:
Computershare Investor Services Pty Limited
Level 3
60 Carrington Street
SYDNEY NSW 2000
Investor Enquiries: 1300 855 080

Appendix 14
Comparison of Australian/US legal regimes
Introduction
As the Company is incorporated under the laws of Australia, the rights attaching to the Company’s Shares are governed by the laws of Australia and the Company’s constitution. As HeartWare International is incorporated under the laws of Delaware in the United States, the rights attaching to HeartWare International’s shares will be governed by Delaware law, US federal securities laws and HeartWare International’s certificate of incorporation and by-laws. HeartWare International will also remain subject to the Listing Rules and certain provisions of the Corporations Act 2001 (Cth) (the Corporations Act) applicable to registered foreign companies.
This appendix provides a summary of the rights attaching to HeartWare International’s Shares (based on HeartWare International’s certificate of incorporation and by-laws) as compared with the rights attaching to the Company’s Shares. Should you require a copy of HeartWare International’s certificate of incorporation or by-laws, or the Company’s constitution, you may obtain copies of these documents free of charge by writing to:
The Company Secretary
HeartWare International
Level 57
MLC Centre
19-29 Martin Place
SYDNEY AUSTRALIA 2000
Capitalised terms used in this Appendix which are not otherwise defined in this Appendix have the meaning give to them in the Glossary section of the Information Memorandum.

Rights of Holders HeartWare International
Rights of Holders of Shares in the Company		Shares

Rights attaching to Shares

Share capital	Australian law contains no concept of authorised capital or par value. The issue price of shares is set by the directors of the Company as at the time of the issue.	HeartWare International’s certificate of incorporation authorises the issue of up to 25,000,000 shares of common stock, US$.001 par value per share, and up to 5,000,000 shares of preferred stock, US$.001 par value per share.

Issue of additional shares	Subject to the Listing Rules and the Corporations Act restrictions on issuing shares to an entity controlled by the Company, the Company’s constitution authorises the Board to allot and issue any securities in the capital of the Company to any person on such terms and with such rights as the Board determines.	HeartWare International’s certificate of incorporation permits an increase or decrease (but not below the number of shares which are currently outstanding) in the authorised shares of any class, by the affirmative vote of the holders of a majority of the outstanding common stock of the corporation, without the approval of the holders of any preferred stock of the corporation, or any such series, unless otherwise required by the certificate establishing any series of preferred stock.

Rights of Holders HeartWare International
Rights of Holders of Shares in the Company		Shares

	Under the Listing Rules, the Company is prohibited from issuing or agreeing to issue securities in any 12 month period which amount to more than 15% of the Company’s ordinary securities unless it obtains shareholder approval or unless one of a number of exceptions apply.	HeartWare International’s by-laws permit the issue of any unissued balance of the authorised shares of any class by vote of the board of directors in such manner, for such consideration and on such terms as the board of directors may determine, without stockholder approval.

Under the ASX Listing Rules, HeartWare International is prohibited from issuing or agreeing to issue shares in any 12 month period which amount to more than 15% of HeartWare International’s common stock unless it obtains stockholder approval or unless one of a number of exceptions apply.

Issue of preference shares	The Company’s constitution authorises the Board to issue preference shares, including preference shares liable to be redeemed, subject to the Listing Rules. The Company, however, has never issued any preference shares.	HeartWare International’s certificate of incorporation authorises the board of directors to, from time to time, issue preferred stock in series and establish the number of shares in such series and fix the designation, powers, preferences and rights of the shares of such series and any qualifications, limitations or restrictions on those shares.

Buy-back of shares	Australian law permits the Company to buy-back its outstanding shares through a specific buy-back scheme authorised by the Corporations Act if:	Delaware General Corporation Law generally permits HeartWare International to purchase or redeem its outstanding shares out of funds legally available for that purpose without obtaining stockholder approval, provided that:

	• the buy-back does not materially prejudice the Company’s ability to pay its creditors; and • the Company follows the procedures set out in the Corporations Act.	• the capital of HeartWare International is not impaired; • such purchase or redemption would not cause the capital of HeartWare International to become impaired;

Rights of Holders HeartWare International
Rights of Holders of Shares in the Company	Shares

The form of shareholder approval (e.g. ordinary resolution or special/unanimous resolution), if required, and the notice period and disclosure to be given to shareholders depend on the type of buy-back.
     •     the purchase price does not exceed the price at which the shares are redeemable at the option of HeartWare International; and

     •     immediately following any such redemption HeartWare International shall have outstanding one or more shares of one or more classes or series of stock, which shares shall have full voting powers.

Transfer of shares	Under the Company’s constitution securities in the Company are generally freely transferable,.

The Directors may refuse to register a transfer of shares only if:

     •     permitted to do so by the Listing Rules or the ASTC Settlement Rules; or

     •     subject to the Corporations Act, the Listing Rules and the ASTC Settlement Rules, registration of the transfer would create a new holding of an “unmarketable parcel,” as that term is defined in the Company’s constitution.
Under the Delaware General Corporation Law, shares are generally freely transferable subject to restrictions imposed by US federal or state securities laws, by the certificate of incorporation or by-laws of HeartWare International or by an agreement signed with the holders of the shares at issue. HeartWare International’s certificate of incorporation and by-laws do not impose any specific restrictions on transfer.

The Directors must refuse to register a transfer of shares if:

     •     the Corporations Act, the Listing Rules or the ASTC Settlement Rules forbid the registration;

     •     registration of the transfer would give effect to a contract resulting from the acceptance of an offer made under a Proportional Takeover bid unless and until an Approving Resolution is passed (in accordance with the definition of those terms in the Corporations Act and the Listing Rules respectively);

     •     subject to section 259C of the Corporations Act, registration of the transfer would result in a transfer to a subsidiary of the Company; or

     •     the securities the subject of the transfer notice are classified as restricted securities under the Listing Rules.

Rights of Holders HeartWare International
Rights of Holders of Shares in the Company	Shares

Dividends and distributions	The Company’s constitution permits the Board to declare dividends to shareholders from time to time in its sole discretion, subject to the limitation that dividends are paid out of the Company’s profits, including profits previously set aside as a reserve.	Under Delaware General Corporation Law, the board of directors of HeartWare International is permitted to declare and pay dividends to stockholders either:

(a)    out of HeartWare International’s surplus, which is defined to be the net assets less statutory capital; or

Before declaring a dividend, the Directors must be satisfied that the proposed dividend can be paid without causing the Company to be unable to pay its debts as they fall due.
(b)    if no surplus exists, then out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, provided that the capital of the corporation is not less than the aggregate amount of the capital represented by the corporation’s outstanding stock of all classes having a preference on distributions of assets.

Voting rights	The Company’s constitution provides that:

     •     on a show of hands each shareholder has one vote; and

     •     on a poll each shareholder has one vote for every fully paid share held and a fraction of a vote for each partly paid share held, with the fraction of the vote being equivalent to the portion of the share paid up.
HeartWare International’s by-laws provide that each stockholder has one vote for every share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share of stock entitled to vote so held, unless otherwise provided by Delaware General Corporation Law or in the certificate of incorporation.

Rights of Holders HeartWare International
Rights of Holders of Shares in the Company	Shares

Variation of rights	The rights attached to shares of any class may be varied or cancelled only in accordance with sections 246C and 246D of the Corporations Act:

     •    with the written consent of holders of 75% of the issued shares of the affected class; or

     •    by special resolution passed at a separate meeting of the holders of the issued shares of the affected class.

The Corporations Act provides that where shareholders in a class do not all agree (whether by resolution or written consent) to the:

     •     variation or cancellation of their rights; or

     •     a modification to the company’s constitution to allow rights to be varied,

shareholders with at least 10% of the votes in the class may apply to the court to have the variation, cancellation or modification set aside.

Subject to the shares’ terms of issue, the rights attached to a class of shares are not deemed varied by the issue of further shares of that class.	Under Delaware General Corporation Law, any amendment to HeartWare International’s certificate of incorporation would entitle the holders of the outstanding shares of a particular class to vote as a class on the amendment if that amendment would:

     •     increase or decrease the aggregate number of authorised shares of that class;

     •     increase or decrease the par value of the shares of that class; or

     •     alter or change the powers, preferences or special rights of the shares of that class so as to affect them adversely. If an amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to adversely affect that series without adversely affecting the entire class, then only the shares of the series so affected shall be considered a separate class and entitled to such separate class approval of the proposed amendment.

Under Delaware General Corporation Law, amendments to HeartWare International’s certificate of incorporation also generally require:

     •     a board resolution recommending the amendment; and

     •     approval of a majority of the outstanding shares entitled to vote and a majority of the outstanding shares of each class entitled to vote.

Pursuant to HeartWare International’s by-laws and consistent with the Delaware General Corporation Law and HeartWare International’s certificate of incorporation, HeartWare International’s by-laws may be amended by the affirmative vote of a majority of the directors present at the meeting at which a quorum is present and the vote is held or by the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the shares of capital stock of the corporation then issued and outstanding and entitled to vote generally in any election of directors, voting together as a single class.

Rights of Holders HeartWare International
Rights of Holders of Shares in the Company		Shares

Capital Raising

Listing Rules	Under the Listing Rules, the Company is prohibited from issuing or agreeing to issue securities in any 12 month period which amount to more than 15% of the Company’s ordinary securities unless it obtains shareholder approval or unless one of a number of the specified exceptions apply.	Under the Listing Rules, HeartWare International will be prohibited from issuing or agreeing to issue securities in any 12 month period which amount to more than 15% of HeartWare International’s issued common stock unless it obtains stockholder approval or unless one of a number of the specified exceptions apply.

Continuous disclosureeee	Generally, the Listing Rules require the Company to disclose to ASX any information concerning the Company that a reasonable person would expect to have a material effect on the price or the value of the Company’s shares.

US federal securities laws require the Company to publicly file with the SEC:

     •     annual reports on Form 10-K;

     •     quarterly reports on Form 10-Q;

     •     periodic reports containing material information required to be disclosed on Form 8-K;

     •     any information required to be filed with a stock exchange, such as ASX; and

     •     any material information sent to security holders, such as proxy statements.
HeartWare International will be subject to both the Listing Rules and US federal securities laws and regulations following the implementation of the Share Scheme in relation to its continuous disclosure obligations.

The Listing Rules will generally require HeartWare International to disclose to ASX any information concerning HeartWare International that a reasonable person would expect to have a material effect on the price or the value of HeartWare International’s shares.

US federal securities laws and regulations require HeartWare International to publicly file with the SEC, among others:

     •     annual reports on Form 10-K;

     •     quarterly reports on Form 10-Q;

     •     current reports containing material information required to be disclosed on Form 8-K; and

     •     proxy statements.

Rights of Holders HeartWare International
Rights of Holders of Shares in the Company		Shares

Directors

Powers of the Board	The Company’s constitution grants the Board the power to manage the Company’s business and to exercise all powers of the Company that are not required to be exercised by the Company in general meeting subject to the Corporations Act, Listing Rules and any other applicable law.	HeartWare International’s certificate of incorporation and by-laws grant the board of directors the power to manage or direct the management of HeartWare International’s business and affairs, and to exercise all such powers and do all such acts and things as may be exercised or done by the corporation except as otherwise provided by Delaware General Corporation Law or the certificate of incorporation.

Duties of Directors	Under Australian law, the Directors of the Company have certain general law and statutory obligations to the Company.	Under Delaware Law, the directors of HeartWare International have fiduciary obligations, including the duty of care and the duty of loyalty.

These obligations include a duty to:

     •     act in good faith in the interests of the company;

     •     act for a proper purpose;

     •     not to fetter their discretion;

     •     to exercise care, skill and diligence; and

     •     to avoid conflicts of interest.
The duty of care requires directors to inform themselves of all reasonably available material information before making business decisions on behalf of HeartWare International and to act with requisite care in discharging their duties to HeartWare International.

The duty of loyalty requires directors to act in good faith and in the best interests of HeartWare International and its stockholders.

Compensation of Directors	The Corporations Act provides that, with the exception of remuneration paid under an employment agreement, the maximum amount that the directors of a company are to be paid is to be determined by resolution of the Company.

	The Company’s constitution provides that compensation of the non-executive directors will be determined by the board, subject to the limitations that:	HeartWare International’s by-laws provide that the directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the board of directors may from time to time determine. Such compensation and reimbursement will not preclude the directors from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

• the compensation arrangements must not in any year exceed in aggregate the amount that the Company in general meeting determines; and

• the compensation arrangements must not be a commission on or percentage of profits or operating revenue.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company		International Shares

Corporate governance	The Company’s board structure, the independence of its board members, the existence and composition of its various board committees and its corporate policies as a whole must comply with the Listing Rules and US federal securities laws (including without limitation the Sarbanes-Oxley Act).	HeartWare International’s board structure, the independence of its board members, the existence and composition of its various board committees and its corporate policies as a whole must comply with applicable Listing Rules, US federal securities laws (including without limitation the Sarbanes-Oxley Act) and Delaware General Corporation Law.

Insider trading	The Corporations Act prohibits (subject to exceptions) any person who possesses price-sensitive information relating to the Company or its securities from buying or selling those securities or procuring others to do so, or from communicating the information to third parties.	US federal securities laws generally prohibit any person who possesses material non-public information relating to HeartWare International or its securities from buying or selling those securities or procuring others to do so, or from communicating the material non-public information to third parties.

Shareholders’ Meetings

Quorum of shareholders	The Company’s constitution states that the quorum for a general meeting of the Company’s shareholders is two shareholders present in person or by proxy and entitled to vote.	HeartWare International’s by-laws provide that, except as otherwise provided by Delaware General Corporation Law or the by-laws of HeartWare International, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate class vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company		International Shares

Annual meetings	Under the Corporations Act, the annual general meeting of the Company is required to be held at least once every calendar year and within five months after the end of each financial year.	Delaware General Corporation Law requires HeartWare International to have an annual stockholders’ meeting to elect directors, unless directors are elected by written consent in lieu of an annual meeting. Under Delaware General Corporation Law, a director or stockholder of HeartWare International may petition the Court of Chancery of Delaware for an order compelling the holding of an annual meeting if:

  •  no annual meeting has been held, or action by written consent to elect directors in lieu of an annual meeting has been taken, for a period of 30 days after the date designated for the annual meeting; or

   •  if no date for an annual meeting has been designated, a period of 13 months has passed after the latest to occur of HeartWare International’s organisation, the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Special /extraordinary meetings	Under the Company’s constitution, a meeting of shareholders may be convened at any time by the Board or a Director and must be called by the Board when it receives a request to do so from members with at least 5% of the votes that may be cast at the meeting or at least 100 members who are entitled to vote at the meeting.	HeartWare International’s by-laws permit special meetings of stockholders for any purposes prescribed in the notice of the meeting to be called at any time by the board of directors, the chairman of the board of directors or the president of the corporation.

Notice of meetings	Under the Corporations Act, notice of a general meeting of the Company must be given to the Company’s shareholders at least 28 days before the end of the meeting.

A notice of meeting must specify:

  •  the date, time and place of the meeting;
Delaware General Corporation Law and HeartWare International’s by-laws provide that notice of a stockholders’ meeting must be delivered not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting, except as otherwise provided in HeartWare International’s by-laws or as required by Delaware General Corporation Law.

• the general nature of the business to be transacted at the meeting;

Rights of Holders HeartWare
Rights of Holders of Shares in the Company		International Shares

• any proposed resolutions;

• inform members of the right to appoint a proxy; and

• where directors are being elected, the names of those directors.

Resolutions at general meetings	A resolution at a general meeting is to be passed by a majority of votes cast by those present and voting, unless the Corporations Act provides otherwise.	HeartWare International’s by-laws provide that, when a quorum is present at any meeting of stockholders, any election of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and any other matter shall be determined by a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of the shares of each such class present in person or by proxy and entitled to vote on the matter shall decide such matter), except when a different vote is required by express provision of Delaware General Corporation Law, the certificate of incorporation or the by-laws of the corporation.

Delaware General Corporation Law requires the approval of a majority of all votes entitled to be cast by HeartWare International stockholders for specified actions including:

• dissolution of the corporation;

• most mergers or consolidations; and

• amendments to the corporation’s certificate of incorporation.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company		International Shares

Special resolutions	Under the Corporations Act, a special resolution is passed by 75% of the votes cast by members present and voting and entitled to vote on the resolution.	Delaware General Corporation Law contains no concept of special resolutions.

Approval by special resolution of shareholders is required for actions such as modifying or repealing the Company’s constitution, changing the company’s name or type, selectively reducing or buying back capital (in some circumstances), providing financial assistance in connection with the acquisition of shares in the Company, and undertaking a voluntary winding up of the Company.

Derivative actions	Under common law, the Company’s shareholders do not have the right to bring a common law action on behalf of the Company.

Under the Corporations Act, a statutory derivative action may be instituted by a shareholder, former shareholder or person entitled to be registered as a shareholder of the Company or an officer or former officer of the Company. In all cases, leave of the court is required.

Such leave will be granted if:

  •  it is probable that the Company will not itself bring the proceedings or properly take responsibility for them;

  •  the applicant is acting in good faith;
Delaware General Corporation Law permits a HeartWare International stockholder to bring a derivative action on behalf of HeartWare International if those in control of HeartWare International have failed to assert a claim belonging to HeartWare International.

Derivative actions have certain standing and eligibility requirements, including, that the plaintiff in the action must generally have been a stockholder of the company at the time that the act complained of occurred and must maintain his or her status as a stockholder of the company throughout the course of the litigation. Derivative plaintiffs must have previously made a demand on the directors of the company to assert the corporate claim, unless such a the corporate claim, unless such a demand would have been futile.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company		International Shares

• it is in the best interests of the company that the applicant be granted leave;

• there is a serious question to be tried and either:

(i) at least 14 days before making the application, the applicant gave written notice to the Company of the intention to apply for leave and of the reasons for applying; or

(ii) it is otherwise appropriate for the court to grant leave.

Relationship between the Company and its Shareholders

Relief from oppression	Under the Corporations Act, any shareholder of the Company can apply for an order from the court in cases of conduct which is either:	Delaware General Corporation Law contains no equivalent statutory provisions. However, Delaware General Corporation Law may provide judicial remedies to stockholders in comparable circumstances.

• contrary to the interests of shareholders as a whole;

• oppressive to, unfairly prejudicial to, or unfairly discriminatory against, any shareholders in that capacity or any other capacity.

Former shareholders can also bring an action if it relates to the circumstances in which they ceased to be a shareholder.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company		International Shares

Inspection of books	Under the Corporations Act, a shareholder of the Company must obtain a court order to obtain access to the company’s books and records.	Delaware General Corporation Law provides each HeartWare International, stockholder with the right during normal business hours to inspect for any proper purpose, and to make copies of and to take extracts from, certain books and records of HeartWare International upon the stockholder making a written demand under oath stating the purpose of his or her inspection.

The books and records subject to a stockholders’ right of inspection include HeartWare International’s stock ledger, HeartWare International’s list of stockholders and certain other books and records of HeartWare International and its subsidiaries.

Takeovers

Takeovers	The Corporations Act restricts the acquisition by any person of a “relevant interest” in a “voting share” of the Company where, because of a transaction, that person or someone else’s percentage “voting power” in the Company increases above 20% (or, where the person’s voting power was already above 20% and below 90%, increases in any way at all) subject to certain exceptions such as where the change is approved by shareholders or results from a pro rata issue.

	One of the key exceptions from these restrictions where the shares are acquired under takeover offers made under the Corporations Act to all shareholders, which must be on the same terms for all shareholders (subject to minor exceptions) and which must comply with the timetable and disclosure requirements of the Corporations Act.	Section 203 of the Delaware General Corporation Law, from which HeartWare International did not elect to opt out, provides that if a holder acquires 15% or more of HeartWare International’s stock without prior approval of the board of directors, then for three years HeartWare International cannot engage in a broad range of business combinations with such interested holder. Such limitations do not apply under certain circumstances, including if either the holder buys at least 85% of HeartWare International’s stock (other than stock owned by directors who are also officers and certain employee stock plans) in a transaction whereby that holder acquires its 15% interest, or the business combination is subsequently approved by the board of directors and two-thirds of the stock held by persons other than such holder.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company	International Shares

The purpose of these provisions is to attempt to ensure that shareholders in the target company have a reasonable and equal opportunity to share in any premium for control and that they are given reasonable time and enough information to assess the merits of the proposal. These provisions will cease to apply to the Company upon implementation of the Proposed Transaction.	Certain provisions of the certificate of incorporation and by-laws of HeartWare International also have the potential effect of deterring takeovers, such as those provisions:

  •  authorising the board of directors to issue from time to time any series of preferred stock and fix the designation, powers, preferences and rights of the shares of such series of preferred stock;

  •  prohibiting stockholders from acting by written consent in lieu of a meeting;

• requiring advance notice of stockholder intention to put forth director nominees or bring up other business at a stockholders’ meeting; and
• prohibiting stockholders from calling a special meeting of stockholders.

The certificate of incorporation and by-laws of HeartWare International may be amended in the future pursuant to these provisions and Delaware General Corporation Law to authorise additional takeover defence mechanisms.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company	International Shares

Winding Up	The Company’s constitution states that if the Company is wound up any property that remains (after satisfaction of all debts and liabilities of the Company, the payments of costs and expenses of winding up and any adjustment of the rights of contributories amount shareholders) must be distributed among shareholders equally.	Delaware General Corporation Law permits the board of directors to authorise the dissolution of HeartWare International, if:

  •  a majority of the directors in office adopt a resolution to approve dissolution at a board meeting called for that purpose;

• holders of a majority of the issued and outstanding shares entitled to vote on the matter adopt a resolution to approve dissolution at a stockholders’ meeting called for that purpose; and
• a certificate of dissolution is filed with the Delaware Secretary of State.

Delaware General Corporation Law also permits stockholders to authorise the dissolution of HeartWare International without board action, if:

• all of the stockholders entitled to vote on the matter provide written consent to dissolution; and

• a certificate of dissolution is filed with the Delaware Secretary of State.

Appendix 15
US disclosure for Extraordinary General Meeting
Security Ownership of Certain Beneficial Owners and Management
All references in this Appendix 15 to “dollars” or $ are to US dollars.
The following table sets forth, as at the date of this Information Memorandum, information regarding beneficial ownership of the Shares of the Company by the following:
•	each person, or group of affiliated persons, who is known by the Company to beneficially own 5% or more of any class of the Company’s voting securities; and

•	each of the Company’s named executive officers.
Details of interests of the Directors are set out in section 11 of this Information Memorandum. Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal shareholders. Except as otherwise indicated, the Company believes that the beneficial owners of the Shares listed below, based on the information each of them has given to the Company, have sole investment and voting power with respect to their Shares, except where community property laws may apply.
Unless otherwise indicated, the Company deems Shares subject to options that are exercisable within 60 days of the date of this Information Memorandum to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but the Company does not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

As at the date of this Information Memorandum, there were 310,356,839 Shares outstanding.

	Number of
	Shares		Percent of
	Beneficially		Shares
Name and Address of Beneficial Owner	Owned		Outstanding
5% Shareholders Apple Tree Partners I, L.P. 501 Kings Highway East, E-1 Fairfield, Connecticut 08625	91,588,782		30%

Muneer A. Satter 71 S. Wacker Drive, Suite 500 Chicago, IL 60606	48,000,000	(1)	15%

FMR LLC and FIL Limited
82 Devonshire Street, Boston MA 02109	22,636,983		7%

Deephaven Capital Management LLC 130 Cheshire Lane, Suite 102 Minnetonka, MN 56305	20,515,180		7%

Executive Officers

David McIntyre	1,415,357	(3)	*

Jeffrey LaRose	2,163,153	(4)	1%

Ramon Paz	185,000	(5)	*

James Schuermann	—		*

Barry Yomtov	150,000	(6)	*

David Hathaway	—		*
	105,575,715

*	indicates less than 1%

(1)	Represents shares held by Muneer A. Satter as trustee for (i) Muneer A. Satter Revocable Trust, (ii) Satter Children’s Trust, (iii) Satter Family Trust, (iv) Kristen Hayler Hertel Revocable Trust, (v) Gordon and Barbara Anne Hertel Insurance Trust (vi) Albus Satter Insurance Trust (vii) Anne-Carole Wtiort Insurance Trust (vi) Albus Satter Insurance Trust (vii) Anne-Carole Witort Insurance Trust, (viii) Rose Shereen Fuqua Insurance Trust, (ix) Rabi H. Satter Insurance Trust and (x) The Satter Foundation.

(2)	Includes 17,409,228 shares held in its capacity as investment advisor to Deephaven Growth Opportunities Trading Ltd. and 3,105,952 shares held in its capacity as investment advisor to Deephaven Event Trading Ltd.

(3)	Represents 1,387,357 shares subject to options exercisable within 60 days of July 31, 2008 and 28,000 shares held by Mr. McIntyre’s spouse.

(4)	Represents shares subject to options exercisable within 60 days of July 31, 2008.

(5)	Includes 170,000 shares subject to options exercisable within 60 days of July 31, 2008.

(6)	Represents shares subject to options exercisable within 60 days of July 31, 2008.
The number of Shares beneficially owned by all directors and executive officers as a group is 105,575,715 which includes 8,284,295 Shares subject to options exercisable within 60 days of July 31 2008.
US Federal Income Tax Consequences of Issuance and Exercise of Options under the HeartWare Limited Employee Share Option Plan
The following is a brief description of the principal US federal income tax consequences under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), based on current law, to recipients of Options under the HeartWare Limited Employee Share Option Plan who are US taxpayers.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company	International Shares

The Company must repay a director for all reasonable costs and expenses incurred in attending board and committee meetings, in attending to the Company’s business and in carrying out his or her duties as a director.

Transactions involving directors	The Corporations Act prohibits the Company from giving a director a financial benefit unless either the Company obtains shareholders’ approval or the financial benefit is exempt (such as benefits given on arms’ length terms).

The Listing Rules prohibit the Company from acquiring a substantial asset from, or disposing of a substantial asset to, any of its directors unless it obtains shareholder approval. Additionally, the Listing Rules prohibit the Company from issuing securities to any of its directors unless either it obtains shareholder approval or the securities issue is exempt (such as pro rata issues to shareholders).

Directors, when entering into transactions with the Company, are subject to Australian common law and statutory duties to avoid conflicts of interest.	Under Delaware General Corporation Law, no contract or transaction between HeartWare International and one or more of its directors, or between HeartWare International and any other corporation, partnership, association or other organisation in which one or more of its directors are directors or officers or have a financial interest will be void or voidable solely for that reason, or solely because the relevant director is present at or participates in the HeartWare International board or committee meeting that authorises the contract or transaction, or solely because the vote of the relevant director is counted for that purpose, if:

•     the material facts as to the director’s relationship or interest, and as to the contract or transaction are disclosed or known to the board of directors or committee, and the board of directors or committee in good faith authorises the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

Rights of Holders HeartWare
Rights of Holders of Shares in the Company	International Shares

Within the parameters summarised above, under the Company’s constitution, a director’s position as such does not disqualify him or her from:

•     holding any other office or place of profit or employment, except with the Company’s auditor;

•     being a shareholder or creditor of any corporation (including the Company) or partnership, except of the Company’s auditor; or

•     entering into an agreement with the Company,

provided, however, that a director discloses of his or her interests in relation to being present and voting at a board meeting that considers a matter in which he or she has a material personal interest as required by sections 191 and 195 of the Corporations Act as well as any relevant general law principles.
•     the material facts as to the director’s relationship or interest and as to the contract or transaction are disclosed or known to the HeartWare International stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

•     the contract or transaction is fair to HeartWare International as of the time that it is authorised, approved or ratified by the board of directors, committee or stockholders.

HeartWare International’s by-laws provide that interested directors may be counted in determining the presence of a quorum at a board or committee meeting at which a contract or transaction in which a director has an interest is authorised.

The Listing Rules will prohibit HeartWare International from acquiring a substantial asset from, or disposing of a substantial asset to, any of its directors unless it obtains stockholder approval. Additionally, the Listing Rules will prohibit HeartWare International from issuing securities to any of its directors unless either it obtains stockholder approval or the security issue is exempt (such as pro rata issues to stockholders).

Number and nomination of directors	Under Listing Rule 14.3, the Company is required to accept nominations for the election of directors up to 35 business days (30 business days in the case of a meeting requested by shareholders) before the date of a general meeting at which the directors are elected.

Under the Company’s constitution, the Company cannot validly elect a person as a director unless the person has retired and sought re-election or the board has recommended the	HeartWare International’s by-laws provide that the number of directors is initially three (3) and thereafter, subject to the rights of any series of preferred stock to elect directors under specified circumstances, will be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the total number of authorised directors (whether or not there exist any vacancies in previously authorised directorships at the time any such resolution is presented to the board for adoption).

Rights of Holders HeartWare
Rights of Holders of Shares in the Company	International Shares

appointment, or at least 35 business days before the meeting (30 business days in the case of a meeting requested by the Company’s shareholders) the Company has received both a nomination for that person and a consent to act as a director signed by that person.	HeartWare International’s by-laws provide that directors may be nominated either (a) by the board of directors or a duly authorised committee thereof, or (b) by any stockholder entitled to vote in the election of directors generally, provided that a stockholder desiring to nominate a director complies with the following procedure.

As a public company in Australia, the Company must have not fewer than three directors, at least two of whom must reside in Australia, together with a company secretary at all times	In order to nominate directors at an annual meeting, a stockholder must provide HeartWare International’s secretary with advance written notice of his or her intent to make the nomination at least 120 calendar days in advance of the first anniversary of the date that corporation’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice must be received not later than the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice must set forth:

•     the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated;

•     a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

Rights of Holders HeartWare
Rights of Holders of Shares in the Company	International Shares

•     a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•     such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the board of directors;

• the consent of each nominee to serve as a director of the corporation if so elected; and

• the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner, if any.

In order to nominate directors at a special meeting of stockholders for the election of directors, the stockholder notice must be delivered to HeartWare International’s secretary not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

Removal of directors	Under the Corporations Act, the shareholders of the Company may remove a director by passing an ordinary resolution to do so at a general meeting.

Under the Corporations Act, a notice of intention to move the resolution must be given to the Company at least two months before the meeting is to be held.	HeartWare International’s by-laws provide that, subject to the rights of the holders of any series of preferred stock then outstanding, directors may be removed for cause by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company		International Shares

However, if the Company calls a meeting after the notice of intention is given, the meeting may pass the resolution even though the meeting is held less than two months after the notice of intention is given.

The Company’s constitution further provides that a person automatically ceases to be a director if the person:

• is removed from office as a director by a resolution of the company at a general meeting;

• is not permitted under the Corporations Act to be a director;

• dies;

• becomes of unsound mind or physically or mentally incapable of performing the functions of that office;

• fails to attend Board meetings (either personally or by an alternate) for a continuous period of six months without leave of absence from the Board; or

• resigns by notice in writing to the Company.

Casual vacancies	Subject to the other terms of the Constitution, the Board may appoint a person to be a director at any time, except during a general meeting. Any director so appointed automatically retires at the next annual general meeting and is not taken into account in deciding the rotation or retirement of directors.	HeartWare International’s by-laws provide that, subject to the rights of the holders of any series of preferred stock then outstanding, vacancies in the board of directors will be filled by a majority vote of the directors then in office, even if less than a quorum (and not by stockholders), or by the sole remaining director, or, to the extent required by the certificate of incorporation, by the stockholders.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company		International Shares

Rotation of directors	The Listing Rules require the directors, other than the managing director, to retire by rotation.

The Company’s constitution also states that at every annual general meeting, one-third of the directors (other than the managing director) or, if their number is not a multiple of three, then the number nearest but not less than one-third must retire. Directors required to retire are those who have been longest in office since last being elected. A retiring director is eligible for re- election.	Neither Delaware General Corporation Law nor HeartWare International’s certificate of incorporation provide for mandatory retirement or rotation of directors. HeartWare International has a classified board of directors which means that one third of the directors (or if the number of directors is not a multiple of three, then the number nearest) is elected annually.

HeartWare International’s by-laws provide that each director shall hold office until his or her successor is duly elected and qualified, except in the case of his or her death, resignation or removal.

The Company’s constitution also states that a director (other than a managing director) must retire from office at the conclusion of the third annual general meeting after which the director was elected or re-elected.

Directors’ indemnity	The Corporations Act prohibits indemnification of directors against specific liabilities. These are liabilities:	HeartWare International’s by-laws provide that, to the fullest extent permitted by Delaware General Corporation Law, HeartWare International will indemnify and hold harmless a director in an action brought by reason of the fact that the director is or was a director of HeartWare International, or is, or was, serving at the request of HeartWare International as a director or officer of any other entity, against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith.
• owed to the company or a related body corporate;
• for a pecuniary penalty order or a compensation order under the Corporations Act; or
• that is owed to someone other than the company or a related body corporate and did not arise out of conduct in good faith.

	The Corporations Act prohibits an indemnity for legal costs in specific circumstances including where an officer is liable, found guilty or where the grounds for a court order have been made out. Payments by a company of insurance premiums which cover conduct involving a wilful breach of duty or a breach of certain statutory directors duties is also prohibited under the Corporations Act.	HeartWare International may maintain insurance to the extent reasonably available to protect a director against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under Delaware General Corporation Law.

Rights of Holders HeartWare
Rights of Holders of Shares in the Company		International Shares

The Company’s constitution provides that the Company may, subject to and so far as permitted by the Corporations Act, indemnify every officer, Director and secretary of the Company out of the assets of the Company, against any liability, loss, damage, cost or expense incurred as a result of the conduct of any activity of the Company or arising from the proper performance of duties.

Directors’ liability	Under the Corporations Act, there is a general prohibition on a company or a related body corporate exempting officers from liability.	Under Delaware General Corporation Law, HeartWare International may include in its certificate of incorporation a provision eliminating the personal liability of a director to the company or its stockholders for monetary damages for a breach of fiduciary duty as a director. However, the provision may not eliminate liability for (a) breach of the director’s duty of loyalty, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (c) unlawful payment of dividends, (d) unlawful purchases or redemptions of shares, or (e) any transaction from which the director derived an improper personal benefit.

HeartWare International’s certificate of incorporation provides that, to the fullest extent permitted by Delaware General Corporation Law, a director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Tax Consequences to Participants. A participant who is a US taxpayer generally recognises no income for US federal income tax purposes when an option is granted or becomes exercisable. However, if an Option is granted with an exercise price below the fair market value of the underlying Shares on the grant date, the participant may have to recognise income for US federal income tax purposes on each date that the Option becomes exercisable, and each year thereafter until it is exercised, unless the Option is designed to be exempt from or otherwise comply with the requirements of section 409A of the Internal Revenue Code regarding nonqualified deferred compensation arrangements.
Upon the exercise of an Option, the participant generally recognises ordinary income for US federal income tax purposes in an amount equal to the excess, if any, of the fair market value of the Shares purchased over the exercise price paid. If the Shares so acquired are later sold or disposed of, the difference, if any, between the amount realised from the sale or disposition and the fair market value of the Shares on the date of exercise of the Option generally is taxable as short- or long-term capital gain or loss, depending on whether the shares were held for more than one year after the exercise date.
Tax Consequences to the Company. The Company is generally entitled to a deduction at the same time as when and in the same amount that the participant recognises ordinary income.
The foregoing summary of the US federal income tax consequences in respect of the HeartWare Limited Employee Share Option Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of state, local and non-US tax laws.
Executive and Director Compensation
Executive Compensation
Compensation Discussion and Analysis
The following discussion and analysis of compensation arrangements of the Company’s executive officers for 2007 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on the Company’s current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that the Company adopts may differ materially from currently planned programs as summarised in this discussion.
Role of the Compensation Committee
The Company’s named executive officer compensation program is overseen and administered by the Nomination and Remuneration Committee (“Compensation Committee”) of the Board of Directors. The members of the Compensation Committee are Mr Thomas (Chairman), Dr Harrison, Dr Wade and Dr Bennett.

The Compensation Committee advises the Board on compensation policies and practices generally. In addition, the Compensation Committee makes specific recommendations on compensation packages and other terms of employment for the Company’s senior executives and non-executive directors and considers recommendations from senior management regarding amendments to existing employee entitlements. In order for the Compensation Committee to make recommendations to the Board of Directors regarding compensation and incentive packages, the Compensation Committee requests that senior management obtain information on behalf of the Compensation Committee in order to assist the Compensation Committee with its decision-making. The Board considers the recommendations of the Compensation Committee and makes the final determination of compensation.
Philosophy
The market for medical device employees is highly competitive and, accordingly, employees in the medical device sector are generally relatively highly compensated, particularly in the US. It is also well-recognised that companies like the Company that are early-stage, pre-revenue companies, have limited clinical experience, are largely dependent on their ability to raise capital in order to remain viable and are perceived by employees to have a significantly higher risk profile than other more established medical device companies. This higher risk profile, combined with fierce competition for employees, creates an environment where attracting and retaining employees is challenging for the Company.
The Company believes that it needs to take account of a number of factors when negotiating and determining compensation levels for its executives. For example, the Company considers the relevant executive’s compensation level prior to joining the Company as well as wider medical device industry compensation practices, especially those compensation practices adopted by other development-stage companies. The Company also considers each executive’s current or anticipated future contribution, responsibilities, previous experience, perceived importance to the Company, work ethic and seniority following commencement with the Company.
In order to confirm the appropriateness of the Company’s compensation practices the Company retained an external consultant in 2007 to assist in reviewing executives’ compensation. This review, which is discussed below under the heading “Benchmark Exercise”, was undertaken to enable the Company to compare its executives’ compensation with compensation practices of other medical device companies that are at a similar development stage. Using the benchmark exercise as a guide, the Company considered each individual on a case-by-case basis and took into account the factors referred to in the preceding paragraph as well as years of experience, actual performance, the executives’ ‘role and importance and each individual executives’ compensation and employment history.
While the Company believes that equity-based compensation is an important financial motivator for its executives, the Board recognises that the Company’s risk profile is such that the salary component of each executive’s compensation will continue to constitute a critical component of an executive’s total compensation from an executive’s perspective.
Above all, the Company believes that a combination of cash and equity compensation is currently appropriate to ensure that the Company is able to attract and retain talented executives to manage the business and affairs of the Company, to become a significant player in the growing circulatory assist market and to increase shareholder value. The Company continues to monitor both its cash and equity compensation approaches to ensure that they remain competitive and motivating.

Compensation Objectives and Principles
The Company believes that its compensation policies and practices are central to its ability to attract and retain executives, and that this will be especially critical as the Company transitions from a development company to an early-stage manufacturer of implantable circulatory assist devices. Moreover, on a global basis, the Company recognises that there are a limited number of individuals with significant and applicable medical device experience, and competition for executives with relevant experience is intense. The Company also recognises that because the bulk of its facilities are located in south eastern US, many potential new executives are forced to consider the additional burden of both travel and relocation in their decision-making process.
During this period of growth and development, the Company acknowledges that it will depend on a concentrated pool of employees who, consequently, are imparted with a wider set of responsibilities and obligations than would normally be expected in larger, more mature organisations. For this reason, the retention of these employees, together with their accumulated knowledge and experiences, are of great importance and directly impact the Company’s ability to achieve its corporate objectives in a timely manner.
The Company’s compensation policies are therefore designed to attract, retain and motivate executive officers as well as staff and to align compensation and related financial incentives with the interests of shareholders.
The key principles of the Company’s compensation policies are as follows:
•	offer sufficient rewards to attract and retain executives in light of current employment market conditions in the industry in which the Company operates;

•	link rewards for executives to the achievement of corporate goals thereby aligning the interest of the Company’s executives and its shareholders;

•	ensure parity in terms of compensation among executives; and

•	assess and reward executives using a varied performance measures.
Benchmark Exercise
During 2007, the Company retained Frederick W. Cook & Co., Inc. (“F W Cook”) to examine the compensation practices of a peer group of companies and to compare that data to the Company’s senior executives’ compensation. F W Cook is an independent, third party, specialist in US-based compensation norms.
The exercise included representatives of F W Cook:
•	meeting with management and selected members of the Board of Directors for the purposes of learning about the Company, its background, historical compensation practices and perceived shareholder views;

•	collecting and analysing Company-specific background data from management for the purposes of independent analysis; and

•	identifying and examining the compensation practices of a peer group of comparable, publicly traded, development stage, biotechnology and medical device companies located in the US, and comparing that data to the Company’s data.

The analysis undertaken by F W Cook focused on base salaries, annual bonuses, long-term incentives and total “carried-interest ownership”, which is a form of measurement of the equity awards received by each executive during the course of their employment. Carried-interest measures the amount of future increase in value captured by each executive arising through their equity awards and is calculated as the aggregate holding of options and shares plus recent share sales of an executive, divided by the number of Shares that are outstanding.
The peer group consisted of 16 publicly traded biotechnology and medical device companies with market capitalisations ranging between approximately US$100million and US$450 million. Because of the nature and scope of the Company’s business, only companies located in the US were considered and reviewed. The peer group comprised Aspect Medical Systems, Possis Medical, NeuorMetrix, VNUS Medical Technologies, Tutogen Medical, AtriCure, NMT Medical, NxStage Medical, SenoRx, Artes Medical, Dyax, XTENT, Hansen Medical, Inovio Biomedical, DexCom and Northstar Neuroscience (collectively, “the Peer Group”). In reviewing the compensation data of the Peer Group, F W Cook commented that there would be no impact on the resultant equity compensation benchmarks of the Peer Group if the larger revenue companies were excluded from the Peer Group data. Further, salary and cash benchmarks would be reduced by approximately 5-10% should these larger revenue companies be excluded from the Peer Group calculations.
In summary, the conclusions from the F W Cook review were as follows:
•	overall, base salaries for executives of the Company were lower than the median and most executives were almost 10% below the median of the Peer Group.

•	The Company has not established an annual cash bonus despite most pre-commercial biotech companies maintaining a common annual bonus structure for their senior executives. The Company had pre-established target annual bonus for only 3 executives (i.e Mr Godshall, Mr Rowe and Ms Foley).

•	actual 2006 cash compensation (i.e. salary plus bonus) was approximately 10% below median for the Company’s eight most highly compensated executives.

•	the Company’s senior executives have an aggregate carried-interest ownership that is below the 25th percentile of the Peer Group and the actual value of this ownership is diminished because the Company historically granted premium-priced equity (i.e. equity that is priced higher than the fair market value of the underlying security at the relevant grant date).
Elements of Compensation
Compensation packages are set at levels that are intended to attract and retain executives capable of managing the Company’s diverse operations and achieving its strategic objectives in a timely manner.

Base Salary
For the short term, the base salary component is the most significant component in executive compensation. Base salaries are set by reference to the scope of the executive’s responsibilities, the nature of the relevant individual’s role and the extent of the executive’s ongoing contributions to the Company’s strategic goals. Other relevant considerations include perceived long-term value to the Company, succession planning, retention and the executives’ compensation history.
As noted above, the Company retained F W Cook during 2007 to undertake a benchmark exercise for its senior executives and this included a review of base salaries of these senior executives. The Company then reviewed the existing base salaries of its executive officers in light of the information provided by F W Cook, together with the executives’ historical salary level, overall contribution, work ethic, responsibilities, tenure with the Company and other subjective case-by-case factors such as replaceability or the perceived importance of that individual to the Company.
The Company did not attribute any specific weighting to the elements of individual performance or contribution or otherwise adopt any other formal mechanism in its determination of the relevant salary level for the executive officers. The assessment of each individual, including base salary, was therefore undertaken following consideration of all of the above factors on an aggregated basis with particular emphasis on how the relevant executives’ base salary compared with the Peer Group. The Company typically reviews salaries of its executives annually, and it is expected that another benchmark exercise will be undertaken not less than every second year.
The base salary for Mr Godshall (Chief Executive Officer), Mr McIntyre (Chief Financial Officer), Mr LaRose (Chief Scientific Officer), Mr Rowe (Chief Operating Officer) and Ms Foley (Vice-President, Clinical & Regulatory Affairs) did not change during 2007 and their base salary will not be re-assessed until late in 2008. No changes were made to those executive officers’ salaries because each of those executives accept and acknowledge that the Company has limited financial resources at this time and therefore these executives did not seek, or otherwise request, an increase in their respective base salary levels.
With the exception of Mr Godshall, the base salary of each of the above named executive officers was approximately 4%-19% less than the equivalent benchmarked position in the Peer Group. Mr Godshall’s base salary is substantially equivalent to the median base salary of chief executive officers in the Peer Group. Set out below is the relevant benchmark data.

		Base Salary of Peer Group
		25th Percentile	Median	75th Percentile	Actual Base
Name	Title	(US$)	(US$)	(US$)	Salary (US$)
Godshall, Doug	CEO	319,000	348,000	371,000	350,000
McIntyre, David	CFO	216,000	237,000	252,000	225,000
LaRose, Jeff	CSO	213,000	246,000	262,000	225,000
Rowe, Dozier	COO	252,000	277,000	351,000	225,000
Foley, Jennifer	VP. Clin & Reg	197,000	228,000	242,000	220,000

The base salary of Ms Reedy, HeartWare, Inc’s former Vice-President, Sales and Marketing, increased from $200,000 to $220,000 on January 2 2007 in consideration of the change in Ms Reedy’s responsibilities associated with Ms Reedy adopting the role of Vice-President, Sales & Marketing with effect from that date. Ms Reedy’s salary was not otherwise altered during 2007.
Bonus
Sign-on bonus and performance-based bonuses are an important element of the Company’s compensation strategy. These bonuses are used to attract new executives and to reward the achievement of significant corporate milestones in circumstances where this can be linked to the delivery of improved shareholder value, subject to corporate cash flow and general working capital considerations.
The Company will rarely pay a sign-on bonus. The Company would typically only pay a sign-on bonus when it believes that an upfront payment to an executive would significantly influence that individual’s decision to join the Company. The decision to offer such bonuses generally evolves as part of the employment negotiation process and is dependent on the perceived importance of the relevant appointment, the availability of suitable candidates and the individual qualities and experience of the individual. A sign-on bonus is also beneficial where a potential executive becomes ineligible to receive a bonus at their existing employer if the executive decides to join the Company.
In 2007, HeartWare, Inc hired Ms Foley to be its new Vice-President, Clinical & Regulatory Affairs with effect from January 2 2007. Ms Foley received $30,000 as a sign-on bonus immediately following the commencement of her employment with HeartWare, Inc. Ms Foley is a highly experienced and well-regarded clinical specialist who, prior to joining HeartWare, Inc, was one of the most senior executives within Boston Scientific Corporation’s clinical affairs organisation where she was responsible for overseeing the execution of clinical trials across nine of that company’s divisions. HeartWare, Inc agreed to pay this bonus to Ms Foley because its determined that it was imperative that HeartWare, Inc attract Ms Foley given HeartWare, Inc’s impending expansion of its human clinical trials and in consideration of her extensive experience in the field. The amount of the sign-on bonus was not set by reference to any benchmark or other external source and was determined at the discretion of the Chief Executive Officer of the Company and with the consent of the Chairman of the Company as being a sufficiently substantive enough inducement for Ms Foley to join HeartWare, Inc.
The Compensation Committee and the Board also determined to pay a discretionary bonus on October 31 2007 in recognition of the Company’s completion of enrolment in its international clinical trial and the filing of its submission with the US Food & Drug Administration for an investigational device exemption for the commencement of human clinical trials in the US and following due consideration of the overall progress made by the Company since it conducted its previous performance evaluation in June 2006. These accomplishments were achieved through an enormous contribution and personal sacrifice by the Company’s employees and the Board determined that the payment of this bonus was appropriate in the circumstances. As the above bonus was both discretionary and retrospective in nature, there were no objectives established for any of the executive officers in relation to this bonus.
All of the Company’s executives who were employed by the Company prior to January 1 2007 and who did not have an established, pre-determined bonus were eligible to receive this discretionary bonus. Those individuals who had a pre-established bonus pursuant to their employment agreement were assessed based on their actual performance relative to the thresholds for that bonus (as set out in their respective employment agreements). For all others, the bonus of each individual executive was determined in conjunction with the benchmark data provided by the F W Cook review together with the outcome of the annual review process. Factors considered also included the employees’ position and rank within the Company, their specific roles and responsibilities and their performance therein.

The executives who received this bonus were:
•	Mr Godshall, who received $71,250;

•	Mr McIntyre, who received $45,000;

•	Mr LaRose, who received $45,000;

•	Ms Foley, who received $30,000; and

•	Mr Rowe, who received $27,000.
The bonus for Mr Godshall was determined by Mr Thomas, the Chairman of the Company, following due consideration of Mr Godshall’s actual performance against the pre-agreed milestones as follows:

		Maximum	Actual	Actual
Criteria	Target %	Bonus	%	Bonus
Completion of capital raise	40%	$30,000	40%	$30,000
Completion of CE Mark Enrolment	20%	15,000	20%	15,000
Submission of the HVAD IDE application	15%	11,250	15%	11,250
Development of a shareholder communication strategy	15%	11,250	10%	7,500
Overall leadership and development of the Company	10%	7,500	10%	7,500

		$75,000		$71,250

Except for Ms Foley, each of the bonuses paid to the Company’s executives was determined by the Chief Executive Officer of the Company in his discretion and after taking into account the benchmark data for the Peer Group (see below).

		Bonus as a Percentage of Base Salary
		Peer Group
		25th		75th	Actual Bonus
Name	Title	Percentile	Average	Percentile	Percentage	$
McIntyre, David	CFO	12%	21%	31%	20%	45,000
LaRose, Jeff	CSO	0%	17%	28%	20%	45,000
Rowe, Dozier	COO	17%	22%	30%	12%	27,000

The Chief Executive Officer of the Company determined at his discretion that, after taking into account the Company’s limited financial resources, the maximum bonus payable to any executive would not exceed 20% of the relevant executive’s base salary notwithstanding that this amount was significantly less than the cash bonuses provided in all cases by the Peer Group.
Mr McIntyre and Mr LaRose received the maximum bonus of 20% of base salary in consideration of their exceptional service, performance and commitment to the Company. The bonuses for the remaining executives were then determined by the Chief Executive Officer of the Company on a reducing, sliding scale taking into account the relevant executive’s performance and contributions in the preceding fifteen months.
Ms Foley was paid a bonus of $30,000 by the Company. The target amount of $30,000 was agreed between the Chief Executive Officer of the Company and Ms Foley during the course of her employment negotiations in late 2006. The bonus was payable provided that the Company filed its investigational device exemption with the US Food & Drug Administration within ninety days of the completion of enrolment in the Company’s international clinical trial. This target was successfully completed and the bonus was therefore paid in full.
No discretionary bonus was paid to Ms Reedy as, at the time of payment of the bonus, Ms Reedy had determined to cease her employment with the Company.
Option Awards
The Company has adopted the HeartWare Limited Employee Share Option Plan, or ESOP. The ESOP is utilised for the purpose of attracting new executives, retention and as a long-term incentive program. The Company perceives, and the benchmark data from the Peer Group confirms, that it is a generally accepted practice in the medical device industry that potential employers offer senior executives compensation packages that include a significant option component. In line with this perception, the Company often makes an initial grant of options to an incoming senior executive with effect from the commencement of employment, with subsequent “refresher” awards being given at the sole discretion of the Board. The Company has offered its Chief Executive Officer an option package roughly equal to 3% of the Company’s then-outstanding equity. Other executive officers are granted an initial option package that ranges from 0.75% to 1.5% of the Company’s then-outstanding equity, however, specific grants are negotiated on a case-by-case basis that considers a range of employment factors, including specific roles and responsibilities, historical compensation and market information. Compensation packages are often determined and negotiated with the assistance of an independent executive recruiter if one is utilised or, in the absence of the Company using such a recruiter, by reference to salary data sourced from the American Society of Human Resource Management.
In the interest of promoting long-term shareholder value, the Company has historically granted options that progressively vest in four annual tranches, commencing on the first anniversary of the date of grant. Further, all options granted under the ESOP prior to February 2007 were granted at a premium to the then-current or fair market value of the underlying security, however, the Board has discontinued this practice following confirmation from F W Cook that it is common practice in the US for options to be priced “at market”.
See “Equity Awards” below for further information on the Company’s option awards.

Performance Rights Awards
During 2007, the Company adopted the HeartWare Limited Performance Rights Plan (“PRP”). The Company adopted the PRP in light of recommendations arising from F W Cook’s compensation review and after taking account of the total carried-interest ownership of its executives compared with the Peer Group.
The PRP is utilised, in conjunction with the ESOP, for the purpose of retaining and incentivising the Company’s “key employees”, being those employees who the Board or management considers must be retained by the Company in the medium to long-term. For this reason, the use of the PRP has been selective and has therefore only been made available to 14 employees to date.
See “Equity Grants” below for further information on the Company’s grants of performance rights.
Pensions
All executives receive retirement benefits.
In the US, the Company’s executives are eligible to participate in a 401(k) retirement plan after 90 days of employment. The Company has not provided matching funds through December 31 2007 and does not expect to do so in the foreseeable future.
In Australia, the Company is legally obliged to contribute “superannuation”, at the rate of 9% of the relevant annual gross salary, with respect to each Australian employee. Superannuation is a retirement or pension contribution that is made to a pension fund selected by the employee. The amount is not available to the employee until retirement.
Perquisites and Other Benefits
In the US, the Company maintains health, dental and life insurance plans for the benefit of eligible executives. Each of these benefit plans requires the executive to pay a portion of the premium, with the Company paying the remainder of the premiums. These benefits are offered on the same basis to all employees. The Company also maintains a 401(K) retirement plan that is available to all eligible US employees. The plan provides that the Company may make matching contributions in its discretion, but no matching contributions have been made [to date].
Life, accidental death, dismemberment and disability, and short and long-term disability insurance coverage is also offered to all eligible executives, and the Company pays these premiums in full. No other voluntary benefits, such as vision insurance, supplemental life and specific coverage insurance supplements, tuition assistance and work-life balance programs are currently made available to any executive.
Some executives may, generally on commencement of employment with the Company, be required to relocate residences in order to fulfil their job responsibilities. In this case, the Company negotiates a relocation allowance with the relevant executive on a case-by-case basis, and this allowance may include the Company making contributions toward the cost of relocation, establishment of housing and utilities, travel and, in rare cases, rental assistance. No such relocation occurred during 2007.

The Company also provides Blackberry communication devices to various executives at no cost to the executive in circumstances where the Company considers that it is reasonable to do so.
Equity Grants
The Company has adopted the ESOP and the PRP which allows the Company to grant equity to employees and directors. The ESOP is primarily designed to provide employees and directors with the opportunity to participate in the Company’s growth and success and to provide an incentive for such participants to have a greater involvement with, and to focus on, the Company’s long-term goals. The PRP, which was adopted on November 13 2007, is designed to provide a distinctive financial incentive for a limited pool of employees who have been identified as key individuals the Company must strive to retain in the medium to long-term. The Company believes that the use of both the ESOP and the PRP is an important component of executive retention and central to the Company’s long-term development.
Each option issued under the ESOP and each performance right granted under the PRP allows the holder to subscribe for and be issued one of the Company’s Shares. In accordance with the Company’s ESOP rules (as adopted by shareholders on May 23 2006), all ESOP options issued after the Company became listed on the ASX must have an exercise price which is not less than the weighted average sale price of ordinary shares sold during the 5 days (or such other period as the Board may determine) prior to the issue of the ESOP option. Distinct from the ESOP, performance rights granted under the PRP may entitle the holder to acquire one of the Company’s ordinary shares with a zero exercise price, provided that relevant performance hurdles are satisfied.
Options and performance rights may generally be exercised after they have vested and prior to the specified expiration date if the applicable exercise conditions are met. The expiration date can be for periods of up to ten years after the grant.
Exercise conditions or performance hurdles, if any, are determined by the Board. Except as set out below, no exercise conditions, other than continued employment, have been applied to any grants of options to executives at this stage. In addition and subject to the approval by the Board, options and performance rights may be exercised at any time if the Company enters into a scheme of arrangement or a takeover occurs, or if an entity acquires a relevant interest in sufficient number of the Company’s Shares to enable them to replace all or a majority of the Board.
There are a number of events that may cause options to lapse under the ESOP or the PRP including, for example, where a performance hurdle is not satisfied or where a participant ceases to be an employee or director, for whatever reason. If the Company issues Shares as a share dividend, the number of Shares which an option holder is entitled to receive upon the exercise of the option will be adjusted accordingly.
ESOP options and performance rights granted under the PRP are not listed for quotation on the ASX or any other exchange or market. Options issued under the ESOP and performance rights granted under the PRP are not transferable, except on the death of an employee, during a takeover, or to an associate (as defined in the ESOP).

In connection with the benchmark exercise which considered, among other things, the carried-interest ownership of the Company’s executives as compared to the Peer Group, F W Cook determined that the Company’s top 10 executives have aggregated carried-interest ownership that is below the 25th percentile of the Peer Group. Further, due to the Company’s historical practice of granting premium priced options, this carried-interest ownership was determined to be less valuable than that made available to the Peer Group. The carried-interest ownership of the 10 most senior executives was 6.55% while the Peer Group had carried-interest ownership of 7.20% (25th percentile), 9.12% (median) or 13.02% (75th percentile).
Further, F W Cook considered the quantum of “refresher” grants of options that a Peer Group executive received based on the relevant tenure of each executive. Following this review, F W Cook recommended that the Company utilise performance rights so as to bring the Company’s executives in line with the carried-interest ownership of executives of the Peer Group and as a means to correct the previous practice of granting premium-priced options. Specifically, F W Cook recommended that the Company grant approximately 3.7 million performance rights to the Company’s top 10 executives with no provision or recommendation for wider grants of performance rights to other employees.
Following due consideration, the Compensation Committee and the Board exercised their discretion and reduced the quantum of performance rights recommended by F W Cook by approximately 15% with the result that the Company determined to grant not more than 3.15 million performance rights to its “key” employees. The Compensation Committee, based on recommendations of the Chief Executive Officer of the Company, allocated the 3.15 million performance rights to 14 key employees, including its named executive officers.
The Company made the following grants of options during 2007 to its named executive officers:
•	in connection with the appointment of Ms Foley as Vice-President, Clinical and Regulatory Affairs with effect from January 2 2007, Ms Foley was granted 1,000,000 options on commencement of her employment with HeartWare, Inc and otherwise in accordance with the terms of her employment agreement. The exercise price of these options was AU$1.10, which constituted a 57% premium to the share price at the date of grant, which was AU$0.70;

•	on November 13 2007, the Company approved the grant of up to an aggregate of 3.15 million performance rights under the PRP to its executive officers. Accordingly, on November 16 2007, Mr McIntyre received 400,000 performance rights, Mr LaRose received 300,000 performance rights and each of Mr Rowe and Ms Foley received 200,000 performance rights. Mr Godshall was allocated 1.1 million performance rights, subject to Shareholders approving such grant (as required by the ASX Listing Rules — Shareholders approved the grant at the Company’s annual general meeting held on May 9 2008 and the 1.1 million performance rights were issued that day). The exercise price for the performance rights is zero and the performance rights lapse if they have not vested within 5 years of the grant date. Vesting of the performance rights is subject to the performance hurdles set out below. The share price at the date of grant was AU$0.75;

Vesting of each of the performance rights approved on November 13 2007 is subject to satisfaction of the following performance hurdles:
•	vesting for the first tranche, representing 25% of each allotment, occurs on the last to occur of the first anniversary of the grant date, the Company receiving CE mark in Europe, the Company filing its application for Therapeutic Goods Association approval in Australia and the commencement of the Company’s Bridge-to-Transplant trial in the US;

•	vesting for the second tranche, representing 25% of each allotment, occurs on the last to occur of the second anniversary of the grant date and the completion of enrolment under the Company’s Bridge-to-Transplant trial in the US;

•	vesting for the third tranche, representing 25% of the each allotment, occurs on the last to occur of the third anniversary of the grant date, the Company filing an application for Pre-Market Approval with the United States Food and Drug Administration as a Bridge-to-Transplant therapy and the completion of enrolment under the Company’s Destination Therapy clinical trial in the US;

•	vesting for the fourth tranche, representing 25% of the each allotment, occurs on the last to occur of the fourth anniversary of the grant date and the Company completing a human feasibility study for its next generation device, the MVAD.
The Board considers potential options grants to executives upon commencement of employment and as part of the Company’s annual employee performance review process with the next contemplated review expected to occur at the end of the 2008 calendar year.
Employment Agreements and Severance Arrangements
All of the Company’s named executive officers have employment agreements, including the Chief Executive Officer and the Chief Financial Officer. These contracts do not have a fixed term, and the executives serve on an “at will” basis. The employment agreements of Mr Godshall, Mr McIntyre, Mr Rowe and Ms Reedy contain provisions that will entitle these executives to certain payments or benefits if their employment is terminated under certain circumstances, including after a “change in control” of the Company occurs.
The material terms of each named executive officer’s employment agreement, and the payments or benefits which the named executive officers would receive under different termination circumstances, are set forth below in “-Employment Agreements” and “-Potential Post-Employment Payments”, respectively.
Material Change
Since December 31, 2007, and except as described herein, there has been no material change to the compensation arrangements of the named executive officers.
Share Ownership
The Company does not have share ownership guidelines or requirements for employees or directors.
Compensation Components of Named Executive Officers
The following summary compensation table sets forth compensation information for the Company’s last 2 fiscal years with regard to (i) the Chief Executive Officer, (ii) the Chief Financial Officer, (iii) the Company’s other 3 most highly compensated executive officers during fiscal 2007 as well as (iv) one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of fiscal 2007, to whom the Company refers collectively to the “named executive officers.”

SUMMARY COMPENSATION TABLE
For the Years Ended December 31, 2007 and 2006

											Change in
									Non-		Pension
									Equity		Value and
									Incentive		Non-
						Stock	Option		Plan		qualified
				Bonus		Awards	Awards		Compensation		Deferred	All Other
Name and Principal		Salary		(1)		(2)	(3)		(4)		(5)	Compensation		Total
Position	Year	($)		($)		($)	($)		($)		($)	($)		($)
Douglas Godshall	2007	350,000		—		—	—		71,250		—	—		421,250
Chief Executive Officer (6)	2006	87,500		75,000	(7)	—	2,217,984	(8)	—		—	—		2,380,484
David McIntyre	2007	225,000		45,000		262,717	—		—		—	108,000	(10)	640,717
Chief Financial Officer	2006	186,834	(9)	35,000		—	79,367		—		5,003	111,127	(11)	417,331
Dozier Rowe	2007	225,000		27,000		131,358	—		—		—	—		383,358
Chief Operating Officer	2006	147,212		—		—	79,367		—		—	—		226,579
Jeffrey LaRose	2007	225,000		45,000		197,038	—		—		—	—		467,038
Chief Scientific Officer	2006	211,539		45,000		—	79,367		—		—	—		335,906
Jennifer Foley	2007	211,539		30,000		131,358	376,736		30,000	(12)	—	—		779,633
Vice-President, Clinical and Regulatory	2006	—		—		—	—		—		—	—		—
Jane Reedy	2007	439,231	(13)	—		—	—		—		—	—		439,231
Former Vice President, Sales and Marketing	2006	200,000		25,000		—	79,367		—		—	—		304,367

(1)	Unless otherwise stated, the amount specified represents a cash bonus paid on October 31 2007 as part of a Company-wide discretionary bonus in recognition of the completion of enrolment in the Company’s international clinical trials, the filing of an investigational device exemption, or IDE, with the US Food & Drug Administration and the Company’s overall progress since June 2006.

(2)	All performance rights, or stock awards, are issued with an exercise price of nil. The amount referenced is calculated by multiplying the number of stock awards granted by the closing market price of the Company’s stock on the relevant grant date as published by the Australian Securities Exchange. The stock awards were granted on November 16 2007 when the closing market price was AU$0.745 and was converted using the exchange rate at December 31 2007 of AU$1.00 = US$0.8816. The amount referenced could also have been calculated, and generated the same grant date fair value, using the Black-Scholes valuation model adopting the assumptions described in Note 3 and Note 12 of the Notes to Consolidated Financial Statements included in the Company’s audited Consolidated Financial Statements for the fiscal years ended December 31 2007, 2006 and 2005 appearing elsewhere in this document.

(3)	All option awards are issued with an exercise price in AU$. All 2006 amounts were converted using the exchange rate at December 31 2006 of AU$1.00 = US$0.7913. All 2007 amounts were converted using the exchange rate at December 31 2007 of AU$1.00 = US$0.8816. In each case, the amount referenced is calculated at the relevant grant date using the Black-Scholes valuation model adopting the assumptions described in Note 3 and Note 12 of the Notes to Consolidated Financial Statements included in the Company’s audited Consolidated Financial Statements for the fiscal years ended December 31 2007, 2006 and 2005 appearing elsewhere in this document.

(4)	The amounts reported were all paid on October 31 2007. Further details of these payments are set out under the heading “Bonus” under the “Elements of Compensation” above.

(5)	Statutory payments for superannuation (i.e. pension) fund equal to 9% of annual salary. This only applied for the period during 2006 in which Mr McIntyre was employed in Australia and the amount was converted into US$ using the average exchange rate during the 2006 fiscal year of AU$1.00 = US$0.7580.

(6)	Mr Godshall commenced employment as Chief Executive Officer of the Company on September 18 2006 and became a director of the Company on October 28 2006. Mr Godshall does not receive any compensation for his services as a director.

(7)	Represents a sign-on bonus on commencement of employment on September 18 2006.

(8)	The Board determined in November 2007 to grant 1.1 million performance rights to Mr Godshall with an exercise price of zero. However, the ASX Listing Rules require that all equity grants to Mr Godshall be first approved by the Company’s shareholders. This approval was obtained at the Company’s Annual General Meeting on 9 May 2008.

(9)	Mr McIntyre’s base salary includes AU$73,333 paid in Australian dollars while Mr McIntyre resided in Australia. Amounts were converted into US$ using the average exchange rate during the 2006 fiscal year of AU$1.00 = US$0.7580.

(10)	Includes twelve monthly after-tax payments of approximately US$6,000 (gross cost US$9,000) for the purposes of assisting Mr McIntyre with the provision of comparative housing, financing of motor vehicles, rental shortfall on his Australian residence and other incremental recurring costs associated with his relocation to the US.

(11)	Includes a one-time pre-tax payment of $27,750 as a relocation allowance and seven monthly after-tax payments of approximately US$6,000 (gross cost US$9,000) for the purposes of assisting Mr McIntyre with the provision of comparative housing, financing of motor vehicles, rental shortfall on his Australian residence and other incremental recurring costs associated with his relocation to the US. As at December 31 2006, a pre-tax amount of US$80,077 (AU$105,647) has been paid to Mr McIntyre in this regard. The 2006 amount also includes $3,300 related to the cost of providing a maintained motor vehicle and car parking space during his employment in Australia.

(12)	This amount represents a sign-on bonus on commencement of employment in September 2006.

(13)	Ms Reedy was HeartWare, Inc’s Vice President, Sales and Marketing until September 12 2007 and resigned all positions with HeartWare, Inc with effect from December 31 2007. The 2007 compensation includes an accrual for severance recorded in the fiscal year ended December 31 2007 that will be paid to Ms Reedy in 2008.

The following table lists all plan-based awards to named executive officers during 2007:
GRANTS OF PLAN-BASED AWARDS
For the Year Ended December 31, 2007

											All Other Option			Grant Date
											Awards: Number	Exercise or		Fair Value of
				Estimated Future Payouts Under			Estimated Future Payouts Under				of Securities	Base Price		Stock and
				Non-Equity Incentive Plan			Equity Incentive Plan Awards				Underlying	of Option		Option
	Action	Grant		Awards (3)			(4)				Options	Awards		Awards
	Date	Date		Threshold	Target	Maximum	Threshold	Target		Maximum	(5)	(6)		(7)
Name and Position	(1)	(2)		($)	($)	($)	(#)	(#)		(#)	(#)	($/sh)		($)
Douglas Godshall Chief Executive Officer	—	—		—	75,000	75,000	—	—	(8)	—	—	—		—
David McIntyre Chief Financial Officer	11/13/07	11/16/07		—	—	—	—	400,000		400,000	—	—		262,717
Dozier Rowe Chief Operating Officer	11/13/07	11/16/07		—	—	—	—	200,000		200,000	—	—		131,358
Jeffrey LaRose Chief Scientific Officer	11/13/07	11/16/07		—	—	—	—	300,000		300,000	—	—		197,038
	12/21/06	01/02/07	(9)	—	—	—	—	—		—	1,000,000	0.97	(10)	376,736	(11)
Jennifer Foley	11/13/07	11/16/07		—	—	—	—	200,000		200,000	—	—		131,358
Vice-President, Clinical and Regulatory
Jane Reedy Former Vice- President Sales and Marketing	—	—		—	—	—	—	—		—	—	—		—

(1)	This date represents the date on which the Board resolved to issue the option or stock award.

(2)	This date represents the date on which the option or stock award was entered into the Company’s register of option holders.

(3)	Details of this payment to Mr Godshall are set out under the heading “-Bonus” under the “-Elements of Compensation” section above.

(4)	The amounts represent the number of shares in the Company expected to be issued to the relevant named executive officer under the Company’s Performance Rights Plan. These stock awards vesting in four equal tranches on satisfaction of various performance hurdles, details of which are set out under the heading “-Equity Grants” above.

(5)	These option awards vest in four equal annual tranches commencing on the first anniversary of the grant date.

(6)	All option awards are issued with an exercise price in AU$ and are converted into US$ using the exchange rate at December 31 2007 of AU$1.00 = US$0.8816.

(7)	With the exception of the option awards granted to Ms Foley on January 2 2007, all amounts refer to a grant of performance rights, or stock awards, with an exercise price of nil. The amount referenced in the table is calculated by multiplying the number of stock awards granted by the closing market price of the Company’s stock on the relevant grant date as published by the ASX. The stock awards were granted on November 16 2007 when the closing market price was AU$0.745 and was converted using the exchange rate at December 31 2007 of AU$1.00 = US$0.8816. In each case, the amount referenced could also have been calculated, and generated the same grant date fair value, using the Black-Scholes valuation model and adopting the assumptions described in Note 3 and Note 12 of the Notes to Consolidated Financial Statements included in the Company’s audited Consolidated Financial Statements for the fiscal years ended December 31 2007, 2006 and 2005 appearing elsewhere in this document.

(8)	The Board determined in November 2007 to grant 1.1 million performance rights to Mr Godshall with an exercise price of zero. However, the ASX Listing Rules require that all equity grants to Mr Godshall be first approved by the Company’s shareholders. This approval was obtained at the Company’s Annual General Meeting on 9 May 2008.

(9)	In accordance with Ms Foley’s employment agreement, these options were granted following the commencement of Ms Foley’s employment with HeartWare, Inc on January 2 2007.

(10)	The exercise price of these options is AU$1.10 which was converted into US$ using the exchange rate at December 31 2007 of AU$1.00 = US$0.8816.

(11)	Ms Foley was granted 1,000,000 options with an exercise price of AU$1.10, being the same issue price for the Company’s capital raising that was completed in May 2006. The exercise price was converted into US$ using the exchange rate at December 31 2007 of AU$1.00 = US$0.8816. The amount referenced in the table is calculated at the relevant grant date using the Black-Scholes valuation model using the assumptions described in Note 3 and Note 12 of the Notes to Consolidated Financial Statements included in the Company’s audited Consolidated Financial Statements for the fiscal years ended December 31 2007, 2006 and 2005 appearing elsewhere in this document.
Options are granted with exercise prices in Australian dollars (i.e., AU$) and otherwise in accordance with the terms of the Company’s ESOP rules. Performance rights are granted with an exercise price of zero and otherwise in accordance with the terms of the Company’s PRP rules. The exercise price per share (if any) and the calculated Black-Scholes value at grant date per share in the table above has been converted to US dollars using the exchange rate at December 31 2007 of AU$1.00 = US$.8816. Under the terms of the Company’s ESOP rules, all options issued after the Company became listed on the ASX must have an exercise price which is not less than the weighted average sale price of the Company’s Shares sold during the 5 days (or such other period as the Board may determine) prior to the time of the issuance of the option.
Except as stated below, all options granted under the Company’s ESOP rules to date, including options granted to named executive officers, vest in four equal annual tranches commencing on the first anniversary of the grant date subject to satisfaction of performance hurdles (if any). The vesting schedule was determined following consultation with the Company’s lawyers, Corrs Chambers Westgarth, and the Company’s corporate advisers, Inteq Limited, in late 2004.
Performance rights granted in November 2007 under the Company’s PRP to the named executive officers vest in four tranches subject to the satisfaction of certain performance hurdles (if any). For further details on these performance hurdles, please see the section titled “-Equity Grants”.

There were no option exercises during 2007 by named executive officers.
The following table summarises all outstanding equity awards for the named executive officers as of December 31 2007:
OUTSTANDING EQUITY AWARDS
AT DECEMBER 31 2007

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
							Market	Incentive	Awards:
						Number	Value	Plan	Market or
			Equity			of	of	Awards:	Payout
			Incentive			Shares	Shares	Number of	Value of
			Plan			or	or	Unearned	Unearned
			Awards:			Units	Units	Shares,	Shares,
			Number of			of	of	Units or	Units or
	Number of	Number of	Securities			Stock	Stock	other	Other
	Securities	Securities	Underlying	Option		That	That	Rights	Rights That
	Underlying Unexercised	Underlying Unexercised	Unexercised Unearned	Exercise Price	Option	Have Not	Have Not	That Have Not	Have Not Vested
	Options	Options	Options	(1)	Expiration	Vested	Vested	Vested	(2)
	(# Exercisable)	(# Unexercisable)	(#)	($)	Date	(#)	($)	(#)	(#)
Douglas Godshall (3)	1,395,316			0.97	09/04/16
Chief Executive Officer		4,185,948		0.97	09/04/16
David McIntyre	191,051			0.53	01/31/10			400,000	193,952
Chief Financial Officer	191,051			0.66	01/31/10
		191,051		0.88	01/31/10
		191,051		1.32	01/31/10
	382,102	382,102		0.66	11/30/12
	50,000	150,000		0.97	10/18/16
Dozier Rowe	250,000			1.24	04/20/16			200,000	96,976
Chief Operating Officer		750,000		0.97	10/18/16
	50,000	150,000		0.97	10/18/16
Jeffrey LaRose	1,540,000			0.18	01/31/10			300,000	145,464
Chief Scientific Officer	382,102			0.44	04/27/15
		382,102		0.44	04/27/15
	50,000	150,000		0.97	10/18/16
Jennifer Foley		1,000,000		0.97	01/02/17			200,000	96,967
Vice President,	50,000	150,000		0.97	10/18/16
Clinical and Regulatory Affairs
Jane Reedy		573,153		0.44	04/27/15
Former Vice-President,	50,000	150,000		0.97	10/18/16
Sales and Marketing

(1)	All option awards are issued with an exercise price in AU$ and are converted into US$ using the exchange rate at December 31 2007 of AU$1.00 = US$0.8816.

(2)	Represents the closing market price of the Company’s shares on December 31 2007 as published by the Australian Securities Exchange (and converted into US$ using the exchange rate at December 31 2007 of AU$1.00 = US$0.8816) multiplied by the number of stock awards.

(3)	The Board determined in November 2007 to grant 1.1 million performance rights to Mr Godshall with an exercise price of zero. However, the ASX Listing Rules require that all equity grants to Mr Godshall be first approved by the Company’s shareholders. This approval was obtained at the Company’s Annual General Meeting on 9 May 2008.
Deferred Compensation
The Company does not have any deferred compensation arrangements.
Employment Agreements
The Company has entered into employment agreements with all of its named executive officers. These agreements do not have a fixed term of employment.
Employment agreements with the Company’s named executive officers generally include certain restrictive covenants, including a confidentiality covenant that will apply during each officer’s employment with the Company and thereafter. In the case of Mr Godshall, Mr McIntyre, Ms Reedy and Mr LaRose, their employment contracts include a non-solicitation covenant for the duration of their employment and one year thereafter and a non-competition covenant for the duration of their employment and one year thereafter.
Those named executive officers with a “technical competence” also enter into a Proprietary Information, Confidentiality and Inventions Assignment Agreement whereby the relevant employee, amongst other things, assigns all rights, including all intellectual property rights, to HeartWare, Inc without further compensation.
Below is a summary of each named executive officer’s employment agreement.
Mr Doug Godshall, President, Chief Executive Officer and Executive Director
As Chief Executive Officer, Mr Godshall is responsible for the Company’s day-to-day management, as well as for planning and directing all of the Company’s policies, objectives and initiatives. Mr Godshall’s employment agreement was determined and negotiated with the assistance of an executive recruiter, Russell Reynolds Associates, during which process the role and responsibilities, available market data and Mr Godshall’s previous compensation were considered.
Key elements of Mr Godshall’s employment agreement include:
•	annual salary of US$350,000;

•	a sign-on bonus of US$75,000 paid upon commencement of employment (the sign-on bonus was used as an incentive to persuade Mr Godshall to join the Company as he considered multiple employment offers);

•	an annual performance bonus of US$75,000 subject to satisfaction of agreed annual performance criteria (the criteria and quantitative components of such bonus, by percentage, are set forth below);

•	full participation in the Company’s employee benefits program, including life and disability insurance (short and long term), health and group dental;

•	upon commencement of employment, and pursuant to the terms of his employment agreement, Mr Godshall was granted 5,581,264 options under the ESOP, with an exercise price of AU$1.10 per share (the number of options equals approximately 3% of the then-outstanding shares of the Company and was based on the Company’s understanding of comparable executive equity packages as confirmed by the Company’s recruitment consultant, Russell Reynolds Associates, and the exercise price per share was equal to the per share price of the Company’s most recent capital raising at the time of grant). Consistent with all the Company’s options granted under the ESOP rules, these options vest in four equal annual tranches commencing on the first anniversary of the grant date. This vesting schedule was established following consultation with the Company’s lawyers, Corrs Chambers Westgarth, and the Company’s corporate advisers, Inteq Limited, in late 2004;
Mr Godshall’s employment agreement does not include a fixed term. Mr Godshall is entitled to a period of notice on termination in various circumstances, including where the Company terminates Mr Godshall’s employment “without cause”. Mr Godshall does not receive any additional compensation, except as provided above, for his role as an executive director of the Company.
Mr Godshall’s annual performance bonus, targeted at $75,000, for the year ending December 31, 2008, will be determined based on whether and to the extent the following criteria have been satisfied:

% of
Criteria	Bonus
• Successful completion of initial phase of USE IDE clinical trial.	25%
• Receipt of CE Marking in Europe.	15%
• Advance MVAD to next development milestone.	10%
• Implement branding and product differentiation strategy.	5%
• Train and stock 20 sites in the United States.	10%
• Develop corporate financing opportunities.	25%
• Develop global marketing strategy.	10%
The above objectives for Mr Godshall were discussed, negotiated and agreed by Mr Godshall and Mr Thomas as the Chairman of the Company. Mr Thomas provided his initial suggestions on the objectives to Mr Godshall and then the appropriateness of these objectives, and their respective weightings, were agreed by Mr Thomas and Mr Godshall following a series of discussions and communications. The objectives and their respective weightings were then approved by the Board.

Mr David McIntyre, Chief Financial Officer and Company Secretary
As Chief Financial Officer and Company Secretary, Mr McIntyre is responsible for directing the Company’s financial, taxation, compliance (non-clinical), legal and company secretarial functions.
Until April 30 2006, Mr McIntyre resided in Sydney, Australia and travelled frequently to the US. As of May 1 2006, Mr McIntyre has temporarily relocated to the Company’s operations facility located in Miramar, Florida, in order to assist with, among other things, the management of the Company’s growth and development.
Mr McIntyre has an Australian employment agreement with the Company that has been temporarily suspended as of April 30 2006. Key elements of this agreement include:
•	annual salary of AU$220,000;

•	superannuation calculated at the statutory rate of 9% per annum;

•	provision of one car parking space and a maintained motor vehicle;

•	upon commencement of employment, and pursuant to the terms of his employment agreement, Mr McIntyre was granted an aggregate of 764,204 options under the ESOP, with exercise prices between AU$0.60 and AU$1.50 per share. The number of options granted in this regard was approximately equal to 0.75% of the Company’s issued capital at the relevant time and was negotiated and agreed with Mr McIntyre prior to the commencement of his employment. Consistent with all the Company’s options granted under the ESOP rules, these options vest in four equal annual tranches commencing on the first anniversary of the grant date. This vesting schedule was established following consultation with the Company’s lawyers, Corrs Chambers Westgarth, and the Company’s corporate advisers, Inteq Limited, in late 2004.
Mr McIntyre’s employment agreement does not contain a fixed term and may be terminated by either party on 3 months’ notice. This employment agreement, including all accrued but unpaid leave entitlements, will resume upon Mr McIntyre’s return to Australia.
While serving the Company in the US, and with effect from May 1 2006, Mr McIntyre is subject to a service agreement with HeartWare, Inc. The arrangements with Mr McIntyre, including relocation benefits, were determined following a detailed external, independent review. This review, which was conducted by Ernst & Young, compared host country (Miami, Florida) and home country (Sydney, Australia) relativities incorporating a net income comparison, spending and housing cost differentials as well as standards of living comparatives. In addition, market data provided by recognised relocation experts were also assessed and consideration was given to the additional financial burden associated with an international relocation including, among other things, consideration of the loss of income for Mr McIntyre’s spouse as a certified practicing accountant. Set out below is an overview of the key elements of this service agreement:
•	annual salary of $225,000;

•	full participation in the Company’s employee benefits program, including life and disability insurance (short and long term), health and group dental;

•	relocation benefits as follows:

a one-time pre-tax relocation allowance of $27,750 upon commencement of assignment in the US in April 2006. The allowance is provided to assist Mr McIntyre with meeting out-of-pocket expenses that were incurred on relocation to the US, such as installation and purchase of electrical appliances, house cleaning, telephone installation etc, together with associated costs of leaving Australia (termination of services etc);

a monthly after-tax payment of approximately $6,000, with a gross cost to the Company of $9,000 for the purposes of assisting Mr McIntyre with the provision of comparative housing, financing of motor vehicles, rental shortfall on his Australian residence and other incremental recurring costs associated with his relocation to the US;
In addition, the Company has adopted an international relocation policy pursuant to which Mr McIntyre’s family is entitled to one return trip to Australia following each year of completed service in the US. Further, Mr McIntyre and his spouse are entitled to a return flight to Australia in the event of a death in their respective families.
Mr McIntyre’s service agreement does not contain a fixed term and may be terminated by either party at will.
Mr Dozier Rowe, Chief Operating Officer
As Chief Operating Officer, Mr Rowe is responsible for the Company’s manufacturing and operational processes including final product development, assembly methods, plant layout, workflow and workforce utilisation. Mr Rowe has an employment agreement with HeartWare, Inc. Set out below are the key elements of the terms of his employment agreement:
•	annual salary commenced at $205,000 and was revised to $225,000 on the completion of a ninety-day review;

•	full participation in the Company’s employee benefits program, including life and disability insurance (short and long term), health and group dental;

•	upon commencement of employment, Mr Rowe was granted 1,000,000 options under the ESOP, with an exercise price of AU$1.41 per share. The number of options granted to Mr Rowe was negotiated with him following recommendations made to the Company by its recruitment consultant, Russell Reynolds Associates. Consistent with all the Company’s options granted under the ESOP rules, these options vest in four equal annual tranches commencing on the first anniversary of the grant date. This vesting schedule was established following consultation with the Company’s lawyers, Corrs Chambers Westgarth, and the Company’s corporate advisers, Inteq Limited, in late 2004;

Mr Rowe’s employment agreement does not contain a fixed term and may be terminated by either party at will.
Mr Jeffrey LaRose, Chief Scientific Officer
As Chief Scientific Officer, Mr LaRose is responsible for technology and intellectual property development.
Mr LaRose has an employment agreement with HeartWare, Inc, the material terms of which are set out below:
•	annual salary of $225,000;

•	full participation in the Company’s employee benefits program, including life and disability insurance (short and long term), health and group dental.
Mr LaRose’s employment agreement does not contain a fixed term and may be terminated by either party at will.
Ms Jennifer Foley, Vice-President, Clinical & Regulatory Affairs
As Vice-President, Clinical & Regulatory Affairs, Ms Foley is primarily responsible for the conduct of the Company’s clinical trials.
Ms Foley has an employment agreement with HeartWare, Inc., the material terms of which are set out below:
•	annual salary of $220,000;

•	a sign-on bonus of $30,000 paid upon commencement of employment (the sign-on bonus was used as an incentive to persuade Ms Foley to join HeartWare, Inc; and in light of the limited availability of senior executives with extensive clinical experience).

•	a one-off bonus of $30,000 subject to the Company filing an investigational device exemption with the US Food and Drug Administration within ninety days of the completion of enrolment of the Company’s international clinical trial;

•	full participation in the Company’s employee benefits program, including life and disability insurance (short and long term), health and group dental.
Ms Foley’s employment agreement does not contain a fixed term and may be terminated by either party at will.

Ms Jane Reedy, Former Vice President, Clinical and Marketing
Ms Reedy was HeartWare, Inc’s Vice President, Sales and Marketing until September 12 2007, in which position she was responsible for global sales and marketing and for managing reimbursement systems in domestic and international markets.
Ms Reedy had an employment agreement with HeartWare, Inc, the material terms of which were as follows:
•	annual salary of $220,000;

•	a one-time payment of $40,000 as a sign-on bonus upon commencement of her employment, which bonus was paid in May 2005;

•	full participation in the Company’s employee benefits program, including life and disability insurance (short and long term), health and group dental;

•	upon commencement of her employment, Ms Reedy was granted 1,146,306 options under the ESOP, with an exercise price of AU$0.50 per share. The number of options granted to Ms Reedy was agreed following protracted negotiations between Ms Reedy and the Company. Ms Reedy had been acting as a consultant to the Company for an extended period of time and was able to negotiate a higher number of options as a result. Consistent with all the Company’s options granted under the ESOP rules, these options vest in four equal annual tranches commencing on the first anniversary of the grant date. This vesting schedule was established following consultation with the Company’s lawyers, Corrs Chambers Westgarth, and the Company’s corporate advisers, Inteq Limited, in late 2004.
For more information, see “Non-Continuing Named Executive Officers” below.
Potential Post-Employment Payments
Under the employment agreements that HeartWare, Inc has with its named executive officers, each is entitled to certain compensation from HeartWare, Inc in the event that his or her employment is terminated. The amount of compensation that each named executive officer would be entitled to receive depends on the circumstances in which the employment is terminated and the relevant terms of the individual named executive officer’s employment agreement.
One or more of the Company’s named executive officers are entitled to post-termination benefits if their employment is terminated in one or more of the following circumstances:
•	by the Company without cause;

•	by the executive for “good reason”;

•	upon death or disability; and

•	following a change in control.

The following sections discuss the estimated benefits that the Company’s named executive officers would receive as of December 31 2007 in each of these termination circumstances, as applicable. The calculations set forth below are intended to provide reasonable estimates of the potential benefits, are based on a number of assumptions and may not represent the actual amount a named executive officer would receive if the executive’s employment is terminated in any of these circumstances.
Termination Without Cause
If the Company terminates the employment of a named executive officer without cause, then that executive is entitled to receive his or her then-current base salary for 6 months following the date of termination. The above applies to each of the Company’s named executive officers except Mr LaRose and Ms Foley, who are not entitled to any further compensation if they are terminated without cause.
The following additional terms also apply to the named executive officers referred to below if the Company terminates their employment without cause:
For Mr Godshall, he is also entitled to:
•	a further 3 months notice in writing of such termination or payment of 3 months’ salary in lieu of notice;

•	the continuation of all benefits provided to him and his family for 6 months following the date of termination; and

•	the acceleration of a pro-rata portion of the options that would otherwise vest on the next anniversary of Mr Godshall’s commencement date with the Company following the date of termination, calculated by multiplying the relevant number of options that would otherwise vest by a fraction, the numerator of which is the number of months Mr Godshall has worked since the most recent anniversary of Mr Godshall’s commencement date and the denominator of which is 12.

•	For Mr McIntyre, he is also entitled to payment for the reasonable costs of relocating him and his family from Miami to Sydney unless he accepts a new position with another employer that covers his relocation expenses, in which case HeartWare, Inc shall pay the excess of his relocation benefit over the expenses actually paid by such new employer.
Termination for Good Reason
If either of Mr Godshall or Mr McIntyre terminates his employment for “good reason” (as defined in his employment agreement), the executive shall be entitled to receive the same benefits as are set out under the heading “Termination Without Cause” above.
If Mr Rowe terminates his employment for “good reason” (as defined in his employment agreement), he shall be entitled to receive his then-current base salary for 6 months following the date of termination of his employment.
The following table shows the potential payments to each named executive officer if his or her employment was terminated without cause or for good reason as of December 31 2007.

Termination Without Cause and Termination for “Good Cause”

		Payment
		in Lieu of	Share
	Severance	Notice	Options	Benefits
	Payment	($)	($)	($)	Relocation		Total
Name	($)	(1)	(2)	(3)	($)		($)
Douglas Godshall	175,000	87,500	119,406	5,342	—		387,248

David McIntyre	166,500	—	—	—	67,750	(4)	234,250

Dozier Rowe	112,500	—	—	—	—		112,500

(1)	Assumes that the Company elects to make a payment in lieu of notice to the named executive officer instead of providing written notice of termination.

(2)	Represents the Black-Scholes value of share options calculated as at the grant date using the assumptions described in Note 3 and Note 12 of the Notes to Consolidated Financial Statements included in the Company’s audited Consolidated Financial Statements for the fiscal years ended December 31 2007, 2006 and 2005 appearing elsewhere in this document.

(3)	Represents the cost to the Company of benefits for the named executive officer and his family.

(4)	Represents the estimated cost to relocate Mr McIntyre and his family from Florida to Australia.

Death or Disability
Except for Mr Godshall, none of the Company’s named executive officers have specific provisions in their employment agreements that govern termination in the event of death or disability.
For Mr Godshall, the following provisions apply:
•	if Mr Godshall becomes incapacitated such that, in the opinion of an independent physician, the incapacitation prevents Mr Godshall from performing his duties for 3 consecutive months or 3 months in aggregate in any twelve month period, then Mr Godshall shall be entitled to receive his salary and health insurance benefits for 3 months following termination, and Mr Godshall’s options shall accelerate in the manner specified above under the heading “Termination Without Cause”;

•	upon Mr Godshall’s death, his estate shall be entitled to receive the benefits as set out under the heading “Termination Without Cause” above.
The following table shows the potential payments to Mr Godshall if his employment was terminated in the event of death or disability, as of December 31 2007.

	Death					Disability
		Payment	Share				Share
	Severance	in Lieu of	Options	Benefits		Severance	Option	Benefits
	Payment	Notice	(1)	(2)	Total	Payment	(3)	(4)	Total
Name	($)	($)	($)	($)	($)	($)	($)	($)	($)
Douglas Godshall	175,000	87,500	119,406	5,342	387,248	87,500	119,406	2,671	209,577

(1)	Represents the Black-Scholes value of share options calculated as at the grant date using the assumptions described in Note 3 and Note 12 of the Notes to Consolidated Financial Statements included in the Company’s audited Consolidated Financial Statements for the fiscal years ended December 31 2007, 2006 and 2005 appearing elsewhere in this document.

(2)	Represents the cost to the Company of benefits for the named executive officer and his family.

(3)	Represents the Black-Scholes value of share options calculated as at the grant date using the assumptions described in Note 3 and Note 12 of the Notes to Consolidated Financial Statements included in the Company’s audited Consolidated Financial Statements for the fiscal years ended December 31 2007, 2006 and 2005 appearing elsewhere in this document.

(4)	Represents the cost to the Company of benefits for the named executive officer and his family.

Change of Control
HeartWare, Inc’s employment agreements with each of Mr McIntyre and Mr Rowe contain certain provisions that apply if the employment of these executives is terminated following a “change of control”. The payments or benefits these executives shall be entitled to receive are in addition to those that the named executive officer would otherwise be entitled to receive if his employment were terminated under the same circumstance but for the change in control having occurred.
For Mr McIntyre, if his employment is terminated by HeartWare, Inc without cause following a “change in control” and HeartWare, Inc does not provide him with 3 months notice of the termination, then he shall be entitled to a payment equal to an additional 3 months base salary. These provisions are in addition to the benefits that Mr McIntyre would otherwise receive if his employment was terminated without cause by HeartWare, Inc.
For Mr Rowe, if his employment is terminated by HeartWare, Inc without cause or if he terminates his employment for good reason, and if such termination occurs within twelve months following the change in control, then all his options held by the executive on the date of and immediately prior to the transaction constituting the change in control and that would have vested on or before the date which is twelve months after the date on which the change in control occurs shall vest and be immediately exercisable.
Under each of the relevant employments agreements, a “change of control” occurs if:
•	a person or entity becomes the owner, directly or indirectly, of more than fifty percent of HeartWare, Inc’s voting power (except by way of a merger, consolidation or similar transaction);

•	there is a merger, consolidation or similar transaction where HeartWare, Inc’s existing shareholders do not own, directly or indirectly, more than fifty percent of HeartWare, Inc’s voting power of the surviving entity in a merger, consolidation or similar transaction (except where these circumstances arise in the context of a public offering); or

•	there is a consummated sale, lease, exclusive license or other disposition of HeartWare, Inc’s consolidated assets.
The following table shows the potential incremental payments or benefits to each of Mr McIntyre and Mr Rowe if his employment was terminated by HeartWare, Inc for cause or by the named executive officer for good reason following a change of control, as of December 31 2007.
Change of Control (1)

		Payment
	Severance	in Lieu of	Share
	Payment	Notice	Options (2)	Benefits	Relocation	Total
Name	($)	($)	($)	($)	($)	($)
David McIntyre	—	83,250	—	—	—	83,250

Dozier Rowe	—	—	92,886	—	—	92,886

(1)	The benefits referred to above are the incremental benefits the named executive officer would receive upon a change of control in the event of a termination without cause or a termination for good reason, which are separately disclosed in a table preceding the above table.

(2)	Represents the Black-Scholes value of share options calculated using the assumptions described in Note 3 and Note 12 of the Notes to Consolidated Financial Statements included in the Company’s audited Consolidated Financial Statements for the fiscal years ended December 31 2007, 2006 and 2005 appearing elsewhere in this document.

Non-Continuing Named Executive Officers
The Company’s former Vice-President, Sales & Marketing, Ms Reedy ceased her role as Vice-President, Sales & Marketing in September 2007 but remained employed by the Company until December 31, 2007.
The Company and Ms Reedy entered into an agreement on September 12 2007 under which Ms Reedy would continue to be employed by the Company until December 31 2007 at which time Ms Reedy would resign all positions with the Company. Under this agreement, the Company agreed to pay Ms Reedy a severance payment equal to twelve months salary, or $220,000, plus applicable payroll taxes.
DIRECTOR COMPENSATION
The following table sets out total compensation for the year ended December 31 2007 to the Company’s non-executive directors. Executive directors do not receive compensation for their service as directors.
DIRECTOR COMPENSATION (1)

							Change in
							Pension Value
							and
							Nonqualified
		Fees					Deferred
	Year	Earned or				Non-Equity	Compensation
	Ended	Paid in	Stock	Option		Incentive Plan	Earnings	All Other
	December	Cash	Awards	Awards		Compensation	(2)	Compensation	Total
Name and Position	31, 2007	($)	($)	($)		($)	($)	($)	($)
Robert Thomas	2007	100,608	—	—		—	9,055	—	109,663
Chairman
Seth Harrison, M.D.	2007	83,840	—	—		—	7,546	—	91,386
Deputy Chairman
Dr. Christine Bennett	2007	50,304	—	—		—	4,527	—	54,831
Non-executive director
Dr. Denis Wade	2007	—	—	—		—	54,831	—	54,831
Non-executive director
Robert Stockman (3)	2007	—	—	67,720	(4)	—	—	—	67,720
Non-executive director

(1)	All amounts paid to directors are denominated in AU$ and are converted into US dollars using the average exchange rate for fiscal 2007 of AU$1.00 = US$0.8384.

(2)	Statutory contributions of 9% of fees to a superannuation fund (i.e., pension) for Australian directors only. These amounts are paid in AU$ and are converted into US dollars using the average exchange rate for fiscal 2007 of AU$1.00 = US$0.8384.

(3)	Mr Stockman was appointed to the Board as of December 11 2006 and has not received any director’s fees during 2006 or 2007. Mr Stockman will commence receiving directors’ fees with effect from January 1 2008 at the rate of $60,000 per annum.

(4)	Mr Stockman was granted 200,000 options on July 26 2007 with an exercise price of AU$0.75. The amount in the table represents the Black-Scholes value of these share options calculated using the assumptions described in Note 3 and Note 12 of the Notes to Consolidated Financial Statements included in the Company’s audited Consolidated Financial Statements for the fiscal years ended December 31 2007, 2006 and 2005 appearing elsewhere in this document.
Compensation Components
The compensation for the Company’s non-executive directors was determined in late 2004 in consultation with the Company’s corporate advisers and by reference to what the Board then understood to be comparable levels of compensation for similar entities in the life sciences and/or biotechnology industries in Australia. Consideration was given to the size of companies, the stage of companies (i.e. whether such companies were pre-or-post-revenue) and whether or not comparable companies were publicly held. The Company did not undertake a formal study or rely on specific benchmarking data in setting director compensation. Compensation is paid to non-employee, or non-executive, directors only, and employee or executive directors do not receive any additional compensation for their directorships.
In the 3 year period since the Company’s ordinary shares have been listed on the ASX, the compensation of the Company’s directors has not changed or otherwise increased. In addition and except for an initial grant of options to Mr Stockman on July 26 2007, no incremental equity participation has been afforded to directors in this period. A review of the performance of individual directors has not been undertaken.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee consists of five non-executive directors including Mr Thomas (Chairman), Mr Barberich, Dr Harrison, Dr Wade and Dr Bennett. None of the members of the Compensation Committee are a former officer or employee of the Company, except that Dr Harrison previously acted as Chief Executive Officer of the Company’s subsidiary, HeartWare, Inc, prior to its acquisition by the Company in January 2005 and Dr Harrison was Acting Chief Executive Officer of HeartWare, Inc. between July 2003 and November 2004 but was not paid any compensation for the services that he rendered in this regard. None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers who serve on the Company’s board of directors or compensation committee.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis”. Based on the foregoing review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Explanatory Memorandum for filing with the SEC.
Submitted by
The Compensation Committee
Robert Thomas
Dr Seth Harrison
Dr Denis Wade
Dr Christine Bennett
Delivery of Proxy Statement Shareholders Sharing an Address
In accordance with applicable US law requirements, only one copy of this Notice of Meeting and Explanatory Memorandum are being delivered to two or more shareholders who share an address, unless the Company receives contrary instructions from one or more of the shareholders at that shared address. Upon receipt of an oral or written request for multiple copies of these documents, the Company will promptly deliver such multiple copies.
To request that multiple copies of these documents be delivered, shareholders may write to Company Secretary, HeartWare Limited, Level 57, MLC Centre, 19-29 Martin Place Sydney NSW 2000, Australia, or contact the Company by telephone at +61 2 9238 2064. Shareholders may also contact the Company at the above address and telephone number if they have received multiple copies of these and would prefer to receive instead a single copy of Company mailings in the future.

Appendix 16
Notice of Share Scheme Meeting
Notice of a Court Ordered Scheme Meeting of the holders of Ordinary Shares in HeartWare Limited
HeartWare Limited ABN 34 111 970 257
Notice is given that, in accordance with an order of the Federal Court of Australia (Court) made on [insert date] pursuant to section 411 of the Corporations Act 2001, a meeting of the holders of fully paid ordinary shares of HeartWare Limited (Company) will be held at [insert time] on [insert date] at [insert location].
Purpose of the meeting
The purpose of the meeting is to consider and, if thought fit, to agree to a scheme of arrangement (with or without modification) proposed to be made between the Company and the holders of its fully paid ordinary shares(Share Scheme).
To enable you to make an informed voting decision, further information on the Share Scheme is set out in the Information Memorandum which accompanies this notice of meeting.
Resolution
To consider and, if thought fit, to pass the following resolution:
‘That pursuant to, and in accordance with section 411 of the Corporations Act 2001, the arrangement proposed between the Company and the holders of its fully paid ordinary shares (the Share Scheme), the terms of which are described in the Information Memorandum, is agreed to and the board of directors of the Company is authorised to agree to such alterations or conditions as are thought fit by the Court and, subject to approval of the Share Scheme by the Court, to implement the Share Scheme with any such alterations or conditions’.
EXPLANATORY NOTES
Material accompanying this Notice
This notice of meeting should be read in conjunction with the Information Memorandum of which this notice forms part. Terms used in this notice, unless otherwise defined, have the same meaning as set out in the Information Memorandum.
A copy of the Share Scheme of Arrangement is contained in Appendix 3 of the Information Memorandum.

Requisite Majority
In accordance with section 411(4)(a)(ii) of the Corporations Act 2001, the resolution must be passed at the meeting by:
•	a majority in number of the holders of the fully paid ordinary shares of the Company present and voting (either in person or by proxy, attorney or corporate representative); and

•	by at least 75% of the total number of votes cast on the resolution.
Court approval
The Share Scheme is subject to the approval of the Court (with or without modification) under section 411(4)(b) of the Corporations Act 2001 and the satisfaction or waiver of any other conditions in the Share Scheme. If the resolution put to the meeting is passed by the requisite majorities (described above), the Company intends to apply to the Court for approval of the Share Scheme.
Voting
The directors of the Company unanimously recommend that you vote in favour of the resolution.
Voting by Poll
Voting at the meeting will occur by poll.
Entitlement to Vote
All persons that are registered in the Company’s Share Register as at [ ] am/pm on [ ] 2008 will be entitled to vote on the resolution set out in this notice.
Proxies
If you are a member and entitled to attend and vote at the Share Scheme Meeting, you are entitled to appoint a proxy. If you are a member and entitled to attend and cast 2 or more votes at the Share Scheme Meeting, you are entitled to appoint up to two proxies. Where two proxies are appointed, you may specify the number or proportion of votes that each may exercise, failing which, each may exercise half of the votes. A proxy need not be a shareholder of the Company.
If you want to appoint a proxy in respect of the Share Scheme Meeting, please complete and return the blue proxy form provided.

To be effective, the proxy form must be received by the Company’s share registrar, Computershare, at the address or facsimile number provided below no later than [ ] am/pm on [ ] 2008 (being at least 48 hours before the time for the holding of the meeting).

Hand deliveries:	Level 3
60 Carrington Street
SYDNEY NSW Australia 2000

Postal address:	GPO Box 2975
Victoria, Australia 3001

Fax number:	+61 3 9473 2500
DATED [insert date]
By order of the Board
David McIntyre
Company Secretary.

Appendix  17
Notice of Option Scheme Meeting
Notice of a Court Ordered Scheme Meeting of the Holders of
Options in HeartWare Limited
HeartWare Limited ABN 34 111 970 257
Notice is given that, in accordance with an order of the Federal Court of Australia (Court) made on [insert date] pursuant to section 411 of the Corporations Act 2001, a meeting of option holders of HeartWare Limited (Company) will be held at [insert time] on [insert date] at [insert location].
Purpose of the meeting
The purpose of the meeting is to consider and, if thought fit, to agree to a scheme of arrangement (with or without modification) proposed to be made between the Company and the holders of options (Optionholders) to acquire fully paid ordinary shares issued pursuant to the HeartWare Limited Employee Share Option Plan (Option Scheme).
To enable you to make an informed voting decision, further information on the Option Scheme is set out in the Information Memorandum which accompanies this notice of meeting.
Resolution
To consider and, if thought fit, to pass the following resolution:
‘That pursuant to, and in accordance with section 411 of the Corporations Act 2001, the arrangement proposed between the Company and the holders of options to acquire fully paid ordinary shares issued under the HeartWare Limited Employee Share Option Plan (Option Scheme), the terms of which are described in the Information Memorandum, is agreed to and the board of directors of the Company is authorised to agree to such alterations or conditions as are thought fit by the Court and, subject to approval of the Option Scheme by the Court, to implement the Option Scheme with any such alterations or conditions’.
EXPLANATORY NOTES
Material accompanying this Notice
This notice of meeting should be read in conjunction with the Information Memorandum of which this notice forms part. Terms used in this notice, unless otherwise defined, have the same meaning as set out in the Information Memorandum.
A copy of the Option Scheme of Arrangement is contained in Appendix 4 of the Information Memorandum.

Requisite Majority
In accordance with section 411(4)(a)(i) of the Corporations Act 2001, the resolution must be passed by:
•	a majority in number of the Optionholders present and voting (either in person or by proxy, attorney or corporate representative); and
•	being a majority whose Options in aggregate are at least 75% by value of the total Options held by the Optionholders present and voting.
Court approval
The Option Scheme is subject to the approval of the Court (with or without modification) under section 411(4)(b) of the Corporations Act 2001 and the satisfaction or waiver of any other conditions in the Option Scheme. If the resolution put to the meeting is passed by the requisite majorities (described above), the Company intends to apply to the Court for approval of the Option Scheme.
Voting
The directors of the Company unanimously recommend that you vote in favour of the resolution.
Voting by Poll
Voting at the meeting will occur by poll.
Entitlement to vote
All persons that are registered in the Company’s Option Register as at [     ] am/pm on [     ] 2008 will be entitled to vote on the resolution set out in this notice.
Proxies
If you are an Optionholder entitled to attend and vote at the Option Scheme Meeting, you are entitled to appoint a proxy. If you are an Optionholder and entitled to attend and cast 2 or more votes at the Option Scheme Meeting, you are entitled to appoint up to two proxies. Where two proxies are appointed, you may specify the number or proportion of votes that each may exercise, failing which each may exercise half of the votes. A proxy need not be an Optionholder of the Company.
If you want to appoint a proxy in respect of the Option Scheme Meeting, please complete and return the proxy form provided.
To be effective, the proxy form must be received by the Company’s share registrar, Computershare, at the address or facsimile number provided below no later than [     ] am/pm on [     ] 2008 (being at least 48 hours before the time for the holding of the meeting).

Hand deliveries:	Level 3
60 Carrington Street
SYDNEY NSW Australia 2000

Postal address:	GPO Box 2975
Victoria, Australia 3001

Fax number:	+61 3 9473 2500
DATED [insert date]
By order of the Board
David McIntyre
Company Secretary

Appendix  18
Notice of Performance Rights Scheme Meeting
Notice of a Court Ordered Scheme Meeting of the Holders of
Performance Rights in HeartWare Limited
HeartWare Limited ABN 34 111 970 257
Notice is given that, in accordance with an order of the Federal Court of Australia (Court) made on [insert date] pursuant to section 411 of the Corporations Act 2001, a meeting of the holders of performance rights in HeartWare Limited (Company) will be held at [insert time] on [insert date] at [insert location].
Purpose of the meeting
The purpose of the meeting is to consider and, if thought fit, to agree to a scheme of arrangement (with or without modification) proposed to be made between the Company and the holders of performance rights issued pursuant to the HeartWare Limited Performance Rights Plan (Performance Rights Scheme).
To enable you to make an informed voting decision, further information on the Performance Rights Scheme is set out in the Information Memorandum which accompanies this notice of meeting.
Resolution
To consider and, if thought fit, to pass the following resolution:
‘That pursuant to, and in accordance with section 411 of the Corporations Act 2001, the arrangement proposed between the Company and the holders of performance rights granted under the HeartWare Limited Performance Rights Plan ( Performance Rights Scheme), the terms of which are described in the Information Memorandum, is agreed to and the board of directors of the Company is authorised to agree to such alterations or conditions as are thought fit by the Court and, subject to approval of the Performance Rights Scheme by the Court, to implement the Performance Rights Scheme with any such alterations or conditions’.
EXPLANATORY NOTES
Material accompanying this Notice
This notice of meeting should be read in conjunction with the Information Memorandum of which this notice forms part. Terms used in this notice, unless otherwise defined, have the same meaning as set out in the Information Memorandum.
A copy of the Performance Rights Scheme of Arrangement is contained in Appendix 5 of the Information Memorandum.

Requisite Majority
In accordance with section 411(4)(a)(i) of the Corporations Act 2001, the resolution must be passed by:
•	a majority in number of the holders of performance rights, present and voting (either in person or by proxy, attorney or corporate representative); and
•	being a majority whose performance rights in aggregate are at least 75% by value of the total performance rights held by the holders of performance rights present and voting.
Court approval
The Performance Rights Scheme is subject to the approval of the Court (with or without modification) under section 411(4)(b) of the Corporations Act 2001 and the satisfaction or waiver of any other conditions in the Performance Rights Scheme. If the resolution put to the meeting is passed by the requisite majorities (described above), the Company intends to apply to the Court for approval of the Performance Rights Scheme.
Voting
The directors of the Company unanimously recommend that you vote in favour of the resolution.
Voting by Poll
Voting at the meeting will occur by poll.
Entitlement to vote
All persons that are registered in the Company’s Performance Rights Register as at [     ] am/pm on [     ] 2008 will be entitled to vote on the resolution set out in this Notice.
Proxies
If you are a Performance Rights Holder entitled to attend and vote at the Performance Rights Scheme Meeting, you are entitled to appoint a proxy. If you are a Performance Rights Holder and entitled to attend and cast 2 or more votes at the Performance Rights Scheme Meeting, you are entitled to appoint up to two proxies. Where two proxies are appointed, you may specify the number or proportion of votes that each may exercise, failing which each may exercise half of the votes. A proxy need not be a Performance Right Holder of the Company.
If you want to appoint a proxy in respect of the Performance Rights Scheme Meeting, please complete and return the proxy form provided.
To be effective, the proxy form must be received by the Company’s share registrar, Computershare at the address or facsimile number provided below no later than [     ] am/pm on [     ] 2008 (being at least 48 hours before the time for the holding of the meeting).

Hand deliveries:	Level 3
60 Carrington Street
SYDNEY NSW Australia 2000

Postal address:	GPO Box 2975
Victoria, Australia 3001

Fax number:	+61 3 9473 2500
DATED [insert date]
By order of the Board
David McIntyre
Company Secretary

Appendix  19
Notice of Extraordinary General Meeting
Notice of an Extraordinary General Meeting of the holders of ordinary shares in HeartWare Limited
HeartWare Limited ABN 34 111 970 257
Notice is given that an Extraordinary General Meeting of the holders of fully paid ordinary shares of HeartWare Limited (Company) will be held at [insert time] on [insert date] at [insert location].
Purpose of the meeting
The purpose of the meeting is to consider and, if thought fit, to approve the HeartWare International 2008 Stock Incentive Plan.
The Explanatory Statement for the EGM is set out in section 8 and Appendix 11 of the Information Memorandum accompanying this Notice of Extraordinary General Meeting.
Approval of the HeartWare International 2008 Stock Incentive Plan
To consider and, if thought fit, to pass the following resolution as an ordinary resolution:
‘That, for the purposes of section 162(m) and 422 of the US Internal Revenue Code (as amended) and for all other purposes, approval is given to the HeartWare International 2008 Stock Incentive Plan as described in section 8 and Appendix 11 of the Information Memorandum accompanying this notice of Extraordinary General Meeting’.
EXPLANATORY NOTES
Material accompanying this Notice
This Notice of Extraordinary General Meeting and the Resolution should be read in conjunction with section 8 and Appendix 11 of the Information Memorandum of which this notice forms part. Terms used in this Notice, unless otherwise defined, have the same meaning as set out in the Information Memorandum.
Requisite Majority
The Resolution must be passed at the Extraordinary General Meeting by at least 50% of the total number of votes cast at the Extraordinary General Meeting.
How to Vote
For instructions on how to vote, please see the “Your Vote on the Proposed Transaction” section of the Information Memorandum accompanying this notice of meeting.

Voting
The directors of the Company unanimously recommend that you vote in favour of the resolution.
Entitlement to Vote
All persons that are registered in the Company’s Share Register as at [     ] am/pm on [     ] 2008 will be entitled to vote on the resolution set out in this notice.
Proxies
If you are a Shareholder and entitled to attend and vote, you are entitled to appoint a proxy. If you are a Shareholder and entitled to attend and cast 2 or more votes, you are entitled to appoint up to two proxies. Where two proxies are appointed, you may specify the number or proportion of votes that each may exercise, failing which each may exercise half of the votes. A proxy need not be a Shareholder of the Company.
If you want to appoint a proxy in respect of the Extraordinary General Meeting, please complete and return the proxy form provided.
To be effective, the proxy form must be received by the Company’s share registry, Computershare, at the address or facsimile number provided below no later than [     ] am/pm on [     ] 2008 (being at least 48 hours before the time for the holding of the meeting).

Hand deliveries:	Level 3
60 Carrington Street
SYDNEY NSW Australia 2000

Postal address:	GPO Box 2975
Victoria, Australia 3001

Fax number:	+61 3 9473 2500
DATED [insert date]
By order of the Board
David McIntyre
Company Secretary.

Corporate Directory

HeartWare Limited	HeartWare International, Inc

ABN 34 111 970 257 Level 57, MLC Centre 19 — 29 Martin Place SYDNEY NSW 2000 Australia Tel:+ 61 2 9238 2064 Fax: + 61 2 9238 2063	14000 — 14050 NW 57th Court Miami Lakes FL USA 33014 Tel: +1 305 818 4100 Fax: +1 954 874 1401

Tax Advisor — US	Tax Advisor — Australia

PricewaterhouseCoopers LLP 3 Embarcadero Centre San Francisco CA 94111 United States of America Tel: + 1 415 498 5000 Fax: + 1 415 498 7100	PricewaterhouseCoopers Australia Riverside Centre 123 Eagle Street BRISBANE QLD 4001 Australia Tel: + 61 7 3257 5000 Fax: + 61 7 3257 5999

US Legal Counsel	Legal Advisor — Australia

DLA Piper US LLP 1251 Avenue of the Americas New York, NY 10020-1104 United States of America Tel: + 1 212 335 — 4500 Fax: + 1 212 335 — 4501	DLA Phillips Fox Level 38 201 Elizabeth Street SYDNEY NSW 2000 Australia Tel: + 61 2 9286 8000 Fax: + 61 2 9283 4144

US Auditor	Australian Auditor

Grant Thornton LLP 2700 South Commerce Parkway Suite 300, Weston, FL 33331 United States of America Tel +1 954 768 9900 Fax: [insert facsimile number]	Grant Thornton NSW Level 17 383 Kent Street SYDNEY NSW 2000 Australia Tel: + 61 2 8297 2400 Fax: + 61 2 9299 4445

Investigating Accountant	Share Registry

Grant Thornton Corporate Finance Pty Ltd Level 17 383 Kent Street SYDNEY NSW 2000 Australia Tel: + 61 2 8297 2400 Fax: + 61 2 9299 4445	Computershare Investor Services Pty Limited GPO Box 2975 Victoria 3001 Australia Shareholder line: 1300 850 505 Tel: + 61 2 8234 5000 Facsimile: + 61 3 9473 2500 web.queries@computershare.com.au

Enquiry line

Tel: 1800 707 861 (Australia toll free) +61 2 8256 3387 (International)